UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811-07739

                                 Harding, Loevner Funds, Inc.

(Exact name of registrant as specified in charter)

400 Crossing Boulevard

Fourth Floor

                         Bridgewater, NJ 08807

(Address of principal executive offices) (Zip code)

Tanya S. Tancheff

The Northern Trust Company

333 South Wabash Ave

Chicago, IL 60604

With a copy to:

Stephen H. Bier, Esq.

Dechert LLP

1095 Avenue of the Americas

                New York, NY 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 435-8105

Date of fiscal year end: 10/31

Date of reporting period: 04/30/2023

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

HARDING LOEVNER
Fundamental. Thinking. Worldwide.

Harding, Loevner Funds, Inc.
April 30, 2023

Semi-Annual Commentary

Global Equity Portfolio
Advisor (HLMGX), Institutional (HLMVX), and Institutional Class Z (HLGZX) Classes

Global Equity Research Portfolio
Institutional Class (HLRGX)

International Equity Portfolio
Investor (HLMNX), Institutional (HLMIX), and Institutional Class Z (HLIZX) Classes

International Developed Markets Equity Portfolio
Institutional Class (HLIDX)

International Carbon Transition Equity Portfolio
Institutional Class (HLCTX)

International Equity Research Portfolio
Institutional Class (HLIRX)

International Small Companies Portfolio
Investor (HLMSX), Institutional (HLMRX), and Institutional Class Z (HLRZX) Classes

Institutional Emerging Markets Portfolio
Institutional (HLMEX) and Institutional Class Z (HLEZX) Classes

Emerging Markets Portfolio
Advisor Class (HLEMX)

Emerging Markets ex China Portfolio
Institutional Class (HLXCX)

Chinese Equity Portfolio
Institutional Class (HLMCX)

Emerging Markets Research Portfolio
Institutional Class (HLREX)

Frontier Emerging Markets Portfolio
Investor (HLMOX), Institutional Class I (HLFMX), and Institutional Class II (HLFFX) Classes

Harding Loevner Funds

Global equity investing is Harding Loevner’s exclusive focus. Through Harding Loevner Funds it offers distinct global strategies based on its quality-and-growth investment philosophy. It seeks to purchase shares of growing, financially strong, well-managed companies at favorable prices. Harding Loevner manages each of the Funds’ Portfolios according to a disciplined, research-based investment process. It identifies companies with sustainable competitive advantages and assesses the durability of their earnings growth by conducting in-depth fundamental research into global industries. In constructing portfolios, Harding Loevner diversifies carefully to limit risk.

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2	Letter to Our Shareholders

4	Global Equity Portfolio

8	Global Equity Research Portfolio

12	International Equity Portfolio

16	International Developed Markets Equity Portfolio

20	International Carbon Transition Equity Portfolio

24	International Equity Research Portfolio

28	International Small Companies Portfolio

32	Emerging Markets Portfolio

36	Emerging Markets ex China Portfolio

40	Chinese Equity Portfolio

44	Emerging Markets Research Portfolio

48	Frontier Emerging Markets Portfolio

Must be preceded or accompanied by a current Prospectus.

Read the Prospectus carefully before you invest or send money.

Quasar Distributors, LLC, Distributor

Letter To Our Shareholders
April 30, 2023

David Loevner, CFA
Chairman of the Funds and Adviser

Aaron Bellish
Chief Executive Officer of the Adviser

Ferrill Roll, CFA
Chief Investment Officer of the Adviser

Since we last wrote to you in October, global stock markets have taken a decidedly healthier turn. Non-US markets have rallied by 20%, with developed markets outpacing emerging markets (EMs), which have risen 16%. But even that more moderate result for EM is still twice the return of the US market, which has risen just shy of 8% over the same period. Countries in the eurozone, Germany and France in particular, have stood out as their markets surged on the realization that Europe would weather the energy crisis provoked by Russia’s invasion of Ukraine better than initially feared. Additionally, China’s stock market rebounded as its economy emerged from its lengthy COVID-19 lockdown, rising a remarkable 35%, the biggest jump among major EM markets. The rest of EM rose less than 5%, although several Eastern European markets enjoyed similar eye-popping rebounds from their Ukraine-inspired declines from earlier last year.

Although inflation pressures have moderated, core inflation has remained stubbornly high, frustrating central banks. In contrast, bond markets rallied to offer lower long-term yields as investors fear the monetary tightening already baked into borrowers’ costs will lead to a severe recession. Those fears are perhaps not entirely misplaced given the ruckus in the US regional banking sector. The depositor runs on US regional banks, which began in March as asset/liability mismatches led to banks holding underwater securities or lending portfolios, forced the hand of regulators to intervene. Silicon Valley Bank failed on March 10 and was taken over by the Federal Deposit Insurance Corporation (FDIC). Nine days later and halfway around the world, Credit Suisse, the storied Swiss bank, faced a similar fate as regulators pushed it into the arms of its oldest rival UBS after it, too, hemorrhaged deposits.

Although long-term yields moderated, high-priced stocks remain out of fashion, except in the US; in all other regions, pricey stocks underperformed in the six months just ended. That pressure is rational, given that high inflation, and interest rate increases implemented to combat that inflation, historically have not been kind to the stocks of fast-growing companies, which typically trade at higher-than-average valuations. Such an environment is a headwind for us and can be brutal if we fail to pay sufficient heed to the valuations we tolerate in our holdings.

While the shares of many companies we admire have lagged the market over the past eighteen months, only a minority of the ones we actively follow are now attractively priced, at least according to our valuation models. In this report you will read about our team’s successes (and failures) in ferreting out companies whose growth is now available at relatively lower prices and how we’ve been adding their shares to our portfolios.

Despite the recent overall upward trend in markets, we remain skeptical that the deep bear market for high-priced growth stocks that began in January 2022 has run its course. Our mistrust stems from several factors, starting with the stubborn persistence of inflation, which has expanded into the service sectors of most economies. This inflationary pressure goes beyond the “transitory” dislocations in the global supply chain brought on by COVID-19 lockdowns. Although the severity of inflation may be diminishing, its orderly banishment is by no means a foregone conclusion.

There are other reasons for concern, including potential events that could short-circuit the current stock market recovery. The most immediate of these was the battle over the US debt ceiling. A political construct, the debt ceiling could have fallen victim to political deadlock, resulting in a deliberate default on US debts. Such a scenario would have spooked markets temporarily until politicians reached some agreement, but it would have permanently tarnished the reputation of the US as a reliable borrower and haven for capital reserves.

Another event with unpredictable negative consequences would be an escalation in the Russia-Ukraine war. Furthermore, a misstep between Taiwan, China, and the US could trigger an even hotter conflict in the Taiwan Straits, which would likely have catastrophic effects on China’s trade with the developed world. Finally, the desired outcome of higher policy rates could be achieved; namely, a decline in wealth sufficient to reduce excess demand in economies that cools inflation, or a recession that achieves the same result

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more bluntly, through unemployment and bankruptcies. Inverted yield curves, clearly visible in North American and European bond markets, are warning of precisely the latter. Individually, these are, by nature, low-probability scenarios, but ones that would be calamitous for stock markets from current levels.

Every bear market reveals mistakes that investors made; we received no exemption from that truism. A touchstone at Harding Loevner is to examine our mistakes, not to assign blame (individual accountability already being clear-cut in our process), but rather to understand whether and how we can avoid repeating them in the future. While our process has functioned as designed and has led to good long-term performance, we’ve experienced a small number of notably negative outcomes from decisions taken over the last two years that prompt us to investigate how we might prevent similar instances in the future.

In line with our approach rooted in behavioral finance, we aim to improve our decision-making under uncertainty continuously. To improve tools we already have at our disposal, we have developed enhanced portfolio risk analytics that help portfolio managers to better understand the trade-offs involved in individual portfolio decisions. Additionally, in recognition of our all-too-human reluctance to change our minds about favored investments, we are enhancing tools to increase the weight we place on the dispassionate “outside view” of companies whose merits may be deteriorating.

A focus on self-improvement is vital for long-term success. By incorporating these enhancements into our already robust process, we aim to raise the success rate of our judgments.

We thank you for your continued trust.

Sincerely,

David R. Loevner, CFA	Aaron Bellish	Ferrill D. Roll, CFA

Opinions expressed are those of Harding Loevner and are not intended to be forecasts of future events, a guarantee of future results, nor investment advice. Please read the separate disclosure page for important information, including the risks of investing in the Portfolios. Past performance is not a guarantee of future results.

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Global Equity Portfolio
Individual Investors: HLMGX | Institutional Investors: HLMVX and HLGZX

Portfolio Management Team

Peter Baughan, CFA

Co-Lead Portfolio Manager

Jingyi Li

Co-Lead Portfolio Manager

Scott Crawshaw

Portfolio Manager

Christopher Mack, CFA

Portfolio Manager

Richard Schmidt, CFA

Portfolio Manager

Moon Surana, CFA

Portfolio Manager

Performance Summary

For the Global Equity Portfolio, the Advisor Class rose 11.14%, the Institutional Class rose 11.25%, and the Institutional Class Z rose 11.30% (net of fees and expenses) in the six-month period ended April 30, 2023. The Portfolio’s benchmark, the MSCI All Country World Index, rose 12.68% (net of source taxes) in the same period.

Market Review

Global markets rose in the six-month period ended April 30, 2023. Buoyed by slowing inflation and falling US bond yields, most regions finished in positive territory amid continued interest rate hikes by central banks and mounting signs of stress in the banking industry, both in the US and abroad.

In the fall and winter of 2022, long-term bond yields fell on mounting fears that elevated short-term borrowing costs might have been strangling the more productive areas of the economy, tipping it into outright recession. As yield differentials declined, the US dollar reversed course and fell against most other major currencies for the six-month period ended April 30, 2023.

However, investor sentiment was placated by US inflation continuing to decrease from its June 2022 highs, while Europe’s inflation also appeared to peak, with the energy supply crisis there easing. Labor markets remained tight, with job openings plentiful, wage gains widespread, and jobless claims stable. The Federal Reserve increased its borrowing rate four times since October, albeit in smaller

Fund Facts at April 30, 2023

Total Net Assets	$1,044.9M

Sales Charge	None

Number of Holdings	65

Turnover (5 Yr. Avg.)	43%

Dividend Policy	Annual

	Individual Investors	Institutional Investors

	Advisor Class	Inst. Class	Inst. Class Z

Ticker	HLMGX	HLMVX	HLGZX

CUSIP	412295206	412295602	412295727

Inception Date	12/1/1996	11/3/2009	8/1/2017

Minimum Investment	$5,000[1]	$100,000[1]	$10,000,000

Expense Ratio[2]	1.06%[3]	0.86%[4]	0.80%[5]

1Lower minimums available through certain brokerage firms; 2The Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees; 3Harding Loevner has contractully agreed to cap the expense ratio at 1.20% through February 28, 2024. The expense ratio (without cap) is applicable to investors; 4Harding Loevner’s contractual agreement caps the net expense ratio at 0.90% through February 28, 2024. The expense ratio (without cap) is applicable to investors; 5The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2024. Harding Loevner’s contractual agreement caps the expense ratio at 0.80%. The expense ratio (without cap) is applicable to investors.

increments as time progressed. The Bank of England, Swiss National Bank, and European Central Bank all followed suit with similarly attenuated rate hikes. Central bankers remained hawkish, signaling that the fight against inflation was far from over by raising their estimates for terminal rates.

As spring arrived, optimism turned to caution due to the dramatic and sudden failure of Silicon Valley Bank (SVB), the go-to repository for venture capital firms and their investee companies. The failure marked the second-largest bank collapse in US history by assets, after only that of Washington Mutual in 2008, which folded in the depths of the global financial crisis. Within days, New York–based specialty lender Signature Bank, another firm exposed to flighty depositors, was closed by state regulators.

All sectors were positive for the period, though the tech-adjacent sectors of Information Technology (IT) and Communication Services posted the highest returns. Investors welcomed the lower bond yields for their positive impact on equity discount rates yet appeared to greet rising layoff announcements at big-tech, e-commerce, and media companies with total aplomb. The Energy sector was the worst-performing, hurt by declining oil prices.

Market returns in the US trailed all other major regions. The eurozone trounced all others, delivering more than double

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Performance (% Total Return)

	For periods ended March 31, 2023							For periods ended April 30, 2023
	1	3	5	10	Since Inception*			1	3	5	10	Since Inception*
	Year	Years	Years	Years	Dec-96	Nov-09	Aug-17	Year	Years	Years	Years	Dec-96	Nov-09	Aug-17

Global Equity Portfolio – Advisor Class	-14.77	9.81	4.37	7.99	6.87			-2.71	6.33	4.70	7.94	6.89

Global Equity Portfolio – Inst. Class	-14.60	10.02	4.58	8.24		8.59		-2.50	6.55	4.91	8.19		8.61

Global Equity Portfolio – Inst. Class Z	-14.51	10.11	4.65	–			5.92	-2.41	6.63	4.98	–			6.01

MSCI All Country World Index	-7.44	15.36	6.93	8.06	–	8.51	7.31	2.06	12.04	7.03	7.91	–	8.57	7.47

Returns are annualized for periods greater than 1 year. *Inception of the Advisor Class, December 1, 1996. Inception of the Institutional Class, November 3, 2009. Inception of the Institutional Class Z, August 1, 2017. Index performance prior to January 1, 2001 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

the index return, helped by the mild winter that averted the energy crisis threatened by a cutting off of Russian oil and gas supplies. Emerging Markets outperformed as China’s blistering relief rally late in 2022 was enough to offset the doldrums its market has seen in 2023 so far; the government has effectively rolled back its zero-COVID policy following widespread protests that challenged President Xi Jinping’s absolute control.

Performance Attribution

The largest detractor of absolute and relative performance was our exposure to SVB Financial, the parent of Silicon Valley Bank (SVB), and First Republic Bank (First Republic). The placement of SVB into receivership in mid-March, following accelerated deposit withdrawals and a failed effort to raise capital, caused a total loss in our SVB position. As customer panic spread to other regional banks, First Republic experienced a precipitous drop in the price of its stock, which we later sold. Together, these holdings detracted 430 bps from our returns. The Portfolio’s overweight in Health Care also detracted from returns.

The losses from SVB and First Republic were significantly mitigated, though not fully offset, by an outperformance by our Information Technology and Communication Services holdings. Our biggest relative contributor was Meta Platforms, the parent of Facebook, which pledged to boost efficiency through layoffs and a hiring freeze. It also signaled lower capital expenditures and increased share repurchases. Other tech companies, including Salesforce, similarly benefited from plans to lower costs and increase profitability. Shares of enterprise software provider SAP gained after the company showed progress on its strategic initiative to shift customers to its new cloud-based solution and took action to boost profitability by selling non-core asset, Qualtrics.

By region, weak stocks in the US detracted. Aside from First Republic and SVB, shares of agricultural equipment manufacturer John Deere have fallen in 2023 amid global growth concerns, while health insurance giant UnitedHealth Group was the subject of a British antitrust probe into the company’s planned acquisition of UK healthcare software company EMIS. Strong stocks in the eurozone contributed, as did the Portfolio’s overweight in the region. L’Oréal delivered strong sales growth despite challenging macroeconomic conditions around much of the world.

Perspective and Outlook

As noted, the Portfolio suffered significant losses in its longtime investments in SVB and First Republic. Much has been written about the sudden demise of SVB and the ensuing pressures on First Republic, two companies we held for 11 years. In the weeks since these extraordinary events, we have been preoccupied with the question: Could we have seen this coming?

We began to observe balance-sheet vulnerabilities at SVB in the second half of 2022, the significance of which we debated throughout the rest of the year and the first quarter of 2023. During that time, SVB’s core customers were also under strain, as venture capital funding dried up and startups were spending their previously raised cash. Neither of these developments prefigured the imminent collapse of the 40-year-old institution, a sociological phenomenon and outcome that surprised even bearish Wall Street analysts. Our key error was to underestimate how gravely SVB’s financial strength and flexibility had been diminished by the unrealized losses on its bond holdings, leaving it dependent on capital markets which, in the end, were closed to the company.

SVB (and First Republic) had weathered past periods of market stress, including the 2008 financial crisis and 2015–2016 market sell-off. However, recent months were the first time that SVB witnessed a material slowdown in venture capital activity coinciding with a torrent of large interest rate hikes. Not only that, but management missteps,

5

visible in retrospect, meant that its balance sheet wasn’t positioned for this interest rate cycle. One of those missteps was to invest largely in mortgage-backed securities with long maturities. Another came when management decided to take off some of SVB’s interest rate hedges in 2022 because of concern at the time that a potential recession might lead to lower, not higher, rates.

These moves left SVB with large unrealized losses in its bond portfolio, which was the topic of ongoing debate inside our research group. Although there were dissenting opinions among our analysts, we concluded that the various challenges weighing on deposit growth and net interest margins would have a transitory impact on profitability and value but judged that they did not present a threat to solvency absent any other development. In hindsight, we missed the importance of the unrealized losses; the magnitude of these losses relative to the bank’s equity—and relative to other banks—is what limited the company’s financial flexibility.

The abrupt speed of the deposit withdrawals in early March was partly a consequence of the distinctive makeup of SVB’s and First Republic’s depositors, a feature that we had long found an appealing source of differentiation and growth. SVB uniquely catered to the specialized needs of venture capitalists and their portfolio companies, making itself a fixture of the innovation economy, while First Republic tailored its services to the financial elite. Both carved out what appeared to be loyal constituencies in markets that were growing faster than the overall economy.

What we failed to foresee was that this advantage could quite suddenly reverse, and, in SVB’s case especially, customers could all at once lose confidence in the bank despite its importance to their industry. The homogeneity and interconnectedness of SVB’s customers created a propensity to act in unison. With large account balances that exceeded US deposit insurance limits representing the great majority of SVB’s and First Republic’s deposits, these proved to be, in the face of stress, less “sticky” than history had led us to believe.

This rush to withdraw might not have happened if the timing of certain events was different. On March 8, within an hour of SVB announcing what we saw as a rational capital-restructuring plan, another California bank, Silvergate, announced its involuntary liquidation. This news ignited fear in the close-knit venture capital community, and SVB was immediately overtaken by a viral social media storm that spiraled into one of the largest and fastest bank runs in US history.

In general, we harbor a healthy suspicion of financial businesses due to their weakness in recessions and susceptibility to crises, and we look to measures of financial strength to assess a bank’s ability to survive periods of stress. Furthermore, the bar for inclusion in any Harding Loevner Portfolio is high. Of the tens of thousands of publicly traded companies in the world, fewer than 500 are included in our pool of researched and rated companies that are eligible for this Portfolio.

Our analyst brought SVB to that pool of eligible investment candidates in 2011, and for more than a decade the bank was an excellent business, with sound liquidity and competent management who were thoughtful about risk taking while leaning into a fruitful niche. We were delighted to have found one of the rare financial businesses that met our standards, as it consistently posted a strong operational and stock performance.

We are mortified by the losses inflicted on our clients by the devastation of these companies, whose risks and valuations we misjudged. We remain committed to our long-held philosophy of investing in high-quality, durable-growth companies and the disciplined execution of the process that implements that philosophy. We believe that this approach has and will continue to provide an opportunity for the outperformance that we and our clients expect.

Portfolio Positioning (% Weight) at April 30, 2023

Sector	Portfolio	Benchmark[1]

Comm Services	10.8	7.3

Cons Discretionary	5.3	10.9

Cons Staples	4.6	7.6

Energy	1.6	5.1

Financials	10.4	14.2

Health Care	21.3	12.6

Industrials	17.2	10.1

Info Technology	24.1	22.0

Materials	0.5	4.8

Real Estate	0.5	2.4

Utilities	0.0	3.0

Cash	3.7	–

Geography	Portfolio	Benchmark[1]

Canada	0.0	3.0

Emerging Markets	9.5	10.7

Europe EMU	12.7	8.8

Europe ex EMU	11.8	8.4

Frontier Markets[2]	0.0	–

Japan	3.0	5.4

Middle East	0.0	0.2

Pacific ex Japan	1.3	3.0

United States	58.0	60.5

Cash	3.7	–

1MSCI All Country World Index; 2Includes countries with less-developed markets outside the Index.

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Portfolio Highlights

We exited some of our more expensive and higher-volatility holdings. We sold Align Technology, the maker of Invisalign clear aligners; online marketplace Etsy; athletic apparel retailer Lululemon; and Verisk, a data provider to the insurance market. We redeployed this capital to more reasonably priced and less volatile stocks.

One of our two new additions to the Portfolio is AbbVie, a US drugmaker best known for Humira, a medicine used to treat a variety of autoimmune diseases. AbbVie is building upon its maturing blockbuster Humira business by expanding its stable of autoimmune-disorder treatments with launches such as Skyrizi and Rinvoq, which have been well received and should support continued growth. Separately, we believe the slowdown in venture capital funding may foster more collaboration between biotechnology companies with promising, early-stage pipelines and large pharmaceutical companies. This may allow AbbVie to supplement its own pipeline at cheaper valuations than biotechs had commanded in recent years.

One other purchase is Northrop Grumman, a US defense contractor whose stock price experienced a pullback. We like that Northrop has a larger presence than its rivals in the most favorable subcategories of the defense industry—

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

Ten Largest Holdings by Weight at April 30, 2023

Company	Sector	Market	%

Schneider Electric	Industrials	France	4.3

Vertex Pharmaceuticals	Health Care	US	4.0

Alphabet	Comm Services	US	3.4

Bank Central Asia	Financials	Indonesia	2.9

John Deere	Industrials	US	2.9

Meta Platforms	Comm Services	US	2.8

Microsoft	Info Technology	US	2.6

UnitedHealth Group	Health Care	US	2.2

Synopsys	Info Technology	US	2.2

HDFC Bank	Financials	India	2.1

namely, nuclear weapons, space systems, and what’s known as C4ISR (which stands for Command, Control, Communications, Computers, Intelligence, Surveillance, and Reconnaissance). C4ISR refers to digital systems that translate data picked up from different sensors—such as an incoming hypersonic missile or advancing troops—into a common format, and then escalate key information to the right people. These differentiated technologies are especially relevant in a time of increased geopolitical tensions. Northrop also benefits from large barriers to entry in this stable industry, which should enable continued strong earnings and cash flow.

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Global Equity Research Portfolio
Institutional Investors: HLRGX

Portfolio Management Team

Edmund Bellord

Portfolio Manager

Moon Surana, CFA

Portfolio Manager

Performance Summary

For the Global Equity Research Portfolio, the Institutional Class rose 14.62% (net of fees and expenses) in the six-month period ended April 30, 2023. The Portfolio’s benchmark, the MSCI All Country World Index, rose 12.68% (net of source taxes) in the same period.

Market Review

Global markets rose in the fiscal year to date. Buoyed by slowing inflation and falling US bond yields, most regions finished in positive territory amid continued interest rate hikes by central banks and mounting signs of stress in the banking industry, both in the US and abroad.

During the autumn and winter of 2022, there was a significant decline in long-term bond yields due to growing concerns that high short-term borrowing costs could potentially stifle the more productive sectors of the economy, pushing it into a full-fledged recession. As the yield differentials decreased, the direction of the US dollar changed, leading to its decline. Currently, it has experienced a negative performance against most major currencies for the fiscal year so far.

Nevertheless, investor confidence was reassured as inflation in the US continued to decline from its peak in June 2022, and there were indications that Europe’s inflation had also reached its highest point, with the energy supply crisis in the region showing signs of improvement. Labor markets remained tight, with abundant job openings,

Fund Facts at April 30, 2023

Total Net Assets	$7.9M

Sales Charge	None

Number of Holdings	302

Turnover (5 Yr. Avg.)	39%

Dividend Policy	Annual

Institutional Investors

Ticker	HLRGX

CUSIP	412295792

Inception Date	12/19/2016

Minimum Investment	$100,000[1]

Net Expense Ratio[2]	0.80%[3]

Gross Expense Ratio[2]	1.82%

1Lower minimums available through certain brokerage firms; 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees; 3The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2024. Harding Loevner’s contractual agreement caps the net expense ratio at 0.80%. The Net Expense Ratio is applicable to investors.

widespread wage increases, and stable jobless claims. The Federal Reserve raised its borrowing rate four times starting from October, although each increase was of a smaller magnitude. The Bank of England, Swiss National Bank, and European Central Bank followed a similar pattern with more moderate rate hikes. Central bankers maintained a vigilant stance, signaling that the battle against inflation was far from over by revising their projections for long-term interest rates.

As spring arrived, the prevailing optimism gave way to caution as Silicon Valley Bank (SVB), a prominent institution for venture capital firms and their portfolio companies, experienced a sudden unexpected collapse. This failure became the second-largest bank collapse in terms of assets in the history of the United States, second only to the 2008 collapse of Washington Mutual during the depths of the global financial crisis. The repercussions of SVB’s failure were felt immediately, leading to the closure of another New York-based specialty lender, Signature Bank, which was also exposed to flighty depositors.

All sectors were positive for the period; Information Technology (IT) and tech adjacent Communication Services posted the highest returns. Investors welcomed the lower bond yields for their positive impact on equity discount rates yet appeared to greet rising layoff announcements at big-tech, e-commerce, and media companies with total aplomb. The Energy sector was the worst-performing, hurt by declining oil prices.

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Performance (% Total Return)

	For periods ended March 31, 2023				For periods ended April 30, 2023

	1 Year	3 Years	5 Years	Since Inception*	1 Year	3 Years	5 Years	Since Inception*

Global Equity Research Portfolio – Inst. Class	-6.04	13.30	5.98	9.23	2.60	9.66	6.13	9.13

MSCI All Country World Index	-7.44	15.36	6.93	8.95	2.06	12.04	7.03	9.08

Returns are annualized for periods greater than 1 year. *Inception date: December 19, 2016.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

Most non-US regions outperformed the US market. Among them, the eurozone stood out by delivering a return that was more than double the index performance. This success was partly attributed to the mild winter, which prevented an energy crisis brought on by disruptions in Russian oil and gas supplies. Emerging Markets outperformed as China’s blistering relief rally late in 2022 was enough to offset the sluggishness in its market seen in 2023 so far; the government has effectively rolled back its zero-COVID policy following widespread protests that challenged President Xi Jinping’s absolute control.

Performance Attribution

Strong stocks in Consumer Discretionary, Industrials, and Consumer Staples contributed to relative performance. US automotive supplier BorgWarner and Japanese electric light manufacturer Stanley Electric were key outperformers in Consumer Discretionary; the companies reported strong quarterly results during the period. In Industrials, Alfa Laval, a Swedish industrial equipment manufacturer, posted favorable results for 2022 and indicated that marine orders, which were expected to be under pressure, remained strong. The Portfolio’s underweight in Energy also contributed.

The largest detractor from absolute and relative performance was our exposure to regional and mid-sized US banks, including SVB Financial (the parent of Silicon Valley Bank), Signature Bank, and First Republic Bank (First Republic). In March, SVB was placed into receivership following accelerated deposit withdrawals and a failed effort to raise capital, caused a total loss in our position. On the same day, Signature Bank was closed by the FDIC after a similar wave of customer withdrawals. As panic spread to other regional banks, First Republic also experienced a precipitous drop in the price of its stock, which we later sold. Together, these holdings detracted more than 300 basis points (bps) from our returns. The Portfolio’s overweight in Health Care also detracted from returns.

By region, our overweight in the eurozone and underweight in the US were the largest contributors, more than making up generally lackluster stocks in these regions. In France, L’Oréal delivered strong sales growth despite challenging macroeconomic conditions around much of the world. Strong stocks in Europe ex EMU also helped; Swiss luxury goods conglomerate Richemont benefitted as investors applauded its efforts to cut costs and tighten its distribution policies and grew optimistic around the reopening of key markets China and Hong Kong. Weak Emerging Markets stocks detracted; China’s Country Garden Services reported preliminary results for calendar year 2022 that included substantially weaker profits, weighed down by impairment costs from the disposal of underperforming acquisitions.

Perspective and Outlook

As noted, the Portfolio suffered significant losses in its longtime investments in SVB and First Republic. Much has been written about the sudden demise of SVB and the ensuing pressures on First Republic, two companies we held for 11 years. In the weeks since these extraordinary events, we have been preoccupied with the question: Could we have seen this coming?

We began to observe balance-sheet vulnerabilities at SVB in the second half of 2022, the significance of which we debated throughout the rest of the year and the first quarter of 2023. During that time, SVB’s core customers were also under strain, as venture capital funding dried up and startups were spending their previously raised cash. Neither of these developments prefigured the imminent collapse of the 40-year-old institution, a sociological phenomenon and outcome that surprised even bearish Wall Street analysts. Our key error was to underestimate how gravely SVB’s financial strength and flexibility had been diminished by the unrealized losses on its bond holdings, leaving it dependent on capital markets which, in the end, were closed to the company.

SVB (and First Republic) had weathered past periods of market stress, including the 2008 financial crisis and 2015–2016 market sell-off. However, recent months were the first time that SVB witnessed a material slowdown

9

in venture capital activity coinciding with a torrent of large interest rate hikes. Not only that, but management missteps, visible in retrospect, meant that its balance sheet wasn’t positioned for this interest rate cycle. One of those missteps was to invest largely in mortgage-backed securities with long maturities. Another came when management decided to take off some of SVB’s interest rate hedges in 2022 because of concern at the time that a potential recession might lead to lower, not higher, rates.

These moves left SVB with large unrealized losses in its bond portfolio, which was the topic of ongoing debate inside our research group. Although there were dissenting opinions among our analysts, we concluded that the various challenges weighing on deposit growth and net interest margins would have a transitory impact on profitability and value but judged that they did not present a threat to solvency absent any other development. In hindsight, we missed the importance of the unrealized losses; the magnitude of these losses relative to the bank’s equity—and relative to other banks—is what limited the company’s financial flexibility.

The abrupt speed of the deposit withdrawals in early March was partly a consequence of the distinctive makeup of SVB’s and First Republic’s depositors, a feature that we had long found an appealing source of differentiation and growth. SVB uniquely catered to the specialized needs of venture capitalists and their portfolio companies, making itself a fixture of the innovation economy, while First Republic tailored its services to the financial elite. Both carved out what appeared to be loyal constituencies in markets that were growing faster than the overall economy.

What we failed to foresee was that this advantage could quite suddenly reverse, and, in SVB’s case especially, customers could all at once lose confidence in the bank despite its importance to their industry. The homogeneity and interconnectedness of SVB’s customers created a propensity to act in unison. With large account balances that exceeded US deposit insurance limits representing the great majority of SVB’s and First Republic’s deposits, these proved to be, in the face of stress, less “sticky” than history had led us to believe.

This rush to withdraw might not have happened if the timing of certain events was different. On March 8, within an hour of SVB announcing what we saw as a rational capital-restructuring plan, another California bank, Silvergate, announced its involuntary liquidation. This news ignited fear in the close-knit venture capital community, and SVB was immediately overtaken by a viral social media storm that spiraled into one of the largest and fastest bank runs in US history.

In general, we harbor a healthy suspicion of financial businesses due to their weakness in recessions and susceptibility to crises, and we look to measures of financial strength to assess a bank’s ability to survive periods of stress. Furthermore, the bar for inclusion in any Harding Loevner Portfolio is high. Our analyst brought SVB to the pool of eligible investment candidates in 2011, and for more than a decade the bank was an excellent business, with sound liquidity and competent management who were thoughtful about risk taking while leaning into a fruitful niche. We were delighted to have found one of the rare financial businesses that met our standards, as it consistently posted a strong operational and stock performance.

We are mortified by the losses inflicted on our clients by the devastation of these companies, whose risks and valuations we misjudged. We remain committed to our long-held philosophy of investing in high-quality, durable-growth companies and the disciplined execution of the process that implements that philosophy. We believe that this approach has and will continue to provide an opportunity for the outperformance that we and our clients expect.

Portfolio Positioning (% Weight) at April 30, 2023

Sector	Portfolio	Benchmark[1]

Comm Services	6.9	7.3

Cons Discretionary	12.2	10.9

Cons Staples	7.2	7.6

Energy	0.6	5.1

Financials	13.1	14.2

Health Care	17.7	12.6

Industrials	15.0	10.1

Info Technology	19.2	22.0

Materials	5.2	4.8

Real Estate	0.7	2.4

Utilities	1.0	3.0

Cash	1.2	–

Geography	Portfolio	Benchmark[1]

Canada	1.8	3.0

Emerging Markets	20.8	10.7

Europe EMU	14.8	8.8

Europe ex EMU	11.9	8.4

Frontier Markets[2]	1.2	–

Japan	8.4	5.4

Middle East	0.4	0.2

Pacific ex Japan	4.0	3.0

United States	35.5	60.5

Cash	1.2	–

1MSCI All Country World Index; 2Includes countries with less-developed markets outside the Index.

10

Portfolio Highlights

The Global Equity Research Portfolio’s holdings flow directly from our analysts’ “buy” recommendations among Harding Loevner’s universe of researched companies. We ended the period with 302 holdings in the Portfolio, a small decrease as downgrades outpaced upgrades. By sector, our exposure to Financials decreased the most, driven both by transactions and the weak performance of our holdings. By region, our exposure to the US declined by 400 bps, which was matched by corresponding increases in Europe ex EMU and Japan.

The Portfolio experienced the effects of the turbulence in the US regional banking sector, resulting in the failure of both Silicon Valley Bank (SVB) and Signature Bank, which were both held in the Portfolio. Like SVB, First Republic suffered a bank run which jeopardized its profitability and led to a sharp decline in its stock price. With doubts about First Republic’s sustainability, our analyst downgraded the stock and we were able to sell our position.

Our exposure to Consumer Staples increased as we acquired shares of McCormick & Co, a storied manufacturer of condiments and spices, as well as Haleon, a prominent global consumer health company headquartered in the United Kingdom. Haleon enjoys notable competitive advantages stemming from its product differentiation and robust brands such as Advil and Theraflu. It benefits from significant barriers to entry for competitors due to the intricate regulations in consumer health markets. We anticipate that growing sales and profits will be supported

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

Ten Largest Holdings by Weight at April 30, 2023

Company	Sector	Market	%

Meta Platforms	Comm Services	US	1.3

Broadcom	Info Technology	US	1.2

Netflix	Comm Services	US	1.1

Johnson & Johnson	Health Care	US	1.0

JPMorgan Chase	Financials	US	1.0

BorgWarner	Cons Discretionary	US	1.0

BMW	Cons Discretionary	Germany	1.0

Microsoft	Info Technology	US	1.0

Neurocrine Biosciences	Health Care	US	1.0

Copart	Industrials	US	1.0

by favorable demographic trends, a rising awareness of consumer health, and the company’s expansion into new geographic markets.

In addition to reducing our exposure to US regional banks, we made the decision to sell several other US holdings in the Portfolio. One of these was Abiomed, a supplier of surgical devices for heart recovery, as Johnson & Johnson announced its intention to acquire the company at a substantial premium. We divested from some stocks due to concerns over valuation following strong performances; these included TJX, Estee Lauder, Procter & Gamble, Zoetis, ADP, Roper, Align Technology, and Etsy. In Japan, we purchased Santen and Lasertec as valuation looked more compelling after stock price declines.

11

International Equity Portfolio
Individual Investors: HLMNX | Institutional Investors: HLMIX and HLIZX

Portfolio Management Team

Ferrill Roll, CFA

Co-Lead Portfolio Manager

Andrew West, CFA

Co-Lead Portfolio Manager

Maria Lernerman, CFA

Portfolio Manager

Bryan Lloyd, CFA

Portfolio Manager

Babatunde Ojo, CFA

Portfolio Manager

Patrick Todd, CFA

Portfolio Manager

Performance Summary

For the International Equity Portfolio, the Investor Class increased 22.73%, the Institutional Class increased 22.93%, and the Institutional Class Z increased 23.00% (net of fees and expenses) in the six-month period ended April 30, 2023. The Portfolio’s benchmark, the MSCI All Country World ex US Index, increased 20.65% (net of source taxes).

Market Review

International stock markets rose sharply in the six-month period ending April 30, 2023, shaking off the effects of rate increases by central banks around the world as well as the high-profile bank failures in the US and Switzerland.

The period began with US inflation subsiding modestly, giving the US Federal Reserve (the Fed) some much needed breathing room to slow the pace of its rate increases. Labor markets, however, remained tight, with job openings plentiful, wage gains widespread, and jobless claims stable. In December, the Fed boosted its short-term borrowing rate by 50 basis points—a slower pace than the four prior jumbo 75 basis point increases. The Bank of England, Swiss National Bank, and European Central Bank all followed suit with similarly attenuated rate hikes. The messaging on monetary policy, however, remained resolutely hawkish as central bankers signaled that the fight against inflation was far from over by raising their estimates for terminal rates. Though continuing to moderate the pace of increases, the Fed raised rates two more times during the period, with 25bps hikes in February and March.

Fund Facts at April 30, 2023

Total Net Assets	$15,954.0M

Sales Charge	None

Number of Holdings	63

Turnover (5 Yr. Avg.)	19%

Dividend Policy	Annual

	Individual Investors	Institutional Investors

	Investor Class	Inst. Class	Inst. Class Z

Ticker	HLMNX	HLMIX	HLIZX

CUSIP	412295503	412295107	412295719

Inception Date	9/30/2005	5/11/1994	7/17/2017

Minimum Investment	$5,000[1]	$100,000[1]	$10,000,000

Expense Ratio[2]	1.11%[3]	0.79%[4]	0.72%[5]

1Lower minimums available through certain brokerage firms; 2The Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees; 3Harding Loevner has contractually agreed to cap the expense ratio at 1.25% through February 28, 2024. The expense ratio (without cap) is applicable to investors; 4Harding Loevner’s contractual agreement caps the net expense ratio at 1.00% through February 28, 2024. The expense ratio (without cap) is applicable to investors; 5Harding Loevner has contractually agreed to cap the expense ratio at 0.80% through February 28, 2024. The expense ratio (without cap) is applicable to investors.

Portending the stress in the Financials sector that was yet to come, higher interest rates didn’t just stifle speculative activity in cryptocurrencies and non-fungible tokens, they also began to weigh on leverage-dependent activity in the non-digital world. Private-equity capital inflows dried up and deal volumes fell precipitously, with firms resorting to all-cash deals to avoid higher debt costs. Commercial real estate also showed signs of stress as soaring vacancies due to remote work collided with ballooning carrying costs. One of the largest private real estate funds was forced to halt redemptions, underscoring the effects of scarcer liquidity as the Fed tightens monetary policy. Residential real estate also felt the pinch from higher mortgage rates.

Although the rebound in stocks accelerated into 2023, by March, optimism turned to caution due to the dramatic and sudden failure of Silicon Valley Bank, the go-to repository for venture capital firms and their investee companies. The failure marked the second-largest bank collapse in US history by assets, after Washington Mutual in 2008, which folded in the depths of the global financial crisis. Depositors fled regional banks for the presumed safety of larger institutions. A surge in borrowing from the US Federal Reserve’s discount window—a crucial lending facility for short-term liquidity requirements—prompted the Fed to fashion a new borrowing program allowing banks to pledge securities at face value rather than market value to plug the holes in their balance sheets. As the crisis escalated, the central banks of the US, Canada, UK, Japan, Europe, and

12

Performance (% Total Return)
		For periods ended March 31, 2023							For periods ended April 30, 2023

	1	3	5	10	Since Inception*			1	3	5	10	Since Inception*
	Year	Years	Years	Years	Sep-05	May-94	Jul-17	Year	Years	Years	Years	Sep-05	May-94	Jul-17

Intl. Equity Portfolio – Investor Class	-3.75	11.31	3.35	5.65	5.91			6.27	9.97	3.58	5.52	5.99

Intl. Equity Portfolio – Inst. Class	-3.43	11.66	3.69	5.99		6.07		6.61	10.32	3.92	5.86		6.12

Intl. Equity Portfolio – Inst. Class Z	-3.34	11.74	3.77	–			4.95	6.71	10.41	4.01	–			5.21

MSCI All Country World ex US Index	-5.07	11.80	2.47	4.17	3.44	–	4.25	3.05	9.74	2.50	3.97	4.33	–	3.70

Returns are annualized for periods greater than 1 year. *Inception of the Investor Class, September 30, 2005. Inception of the Institutional Class, May 11, 1994. Inception of the Institutional Class Z, July 17, 2017. Index performance prior to January 1, 2001 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

Switzerland took coordinated action to improve US dollar liquidity and ease global funding markets. The run spooked depositors beyond US shores, with Swiss banking regulators forced to intervene by ramming through an 11th-hour merger between UBS and its troubled rival, Credit Suisse—a controversial maneuver favoring equity holders over contingent capital bond holders, who had thought they were more senior. In April, First Republic Bank—another US-based regional bank that catered to the ultra-wealthy—became the third bank to fail, with JPMorgan Chase assuming all of its assets.

Every sector recorded a double digit increase save for Energy; though the sector still returned over 8%, the decline in oil prices throughout most of the period weighed on returns. Information Technology and tech-like sectors including Communication Services (social media and search engines) and Consumer Discretionary (e-commerce) outperformed.

All regions were positive for the period. Europe both inside and outside the eurozone performed the strongest, while Canada and Emerging Markets lagged.

By style, the most-expensive stocks underperformed, while the highest-quality stocks performed in-line with the benchmark. There was no clear effect by growth as both the fastest- and slowest-growing stocks outperformed.

Performance Attribution

The Portfolio outperformed during the period, bolstered by strong stock selection across regions and sectors.

By sector, strong stocks in Financials and Consumer Staples contributed the most to relative performance. In the former, our insurance holdings AIA Group and Ping An Insurance rebounded, with investors anticipating a resumption of life policy sales growth as mobility restrictions are relaxed in China. Multiline insurer Allianz benefited from optimism that it can increase policy rates in its property and casualty business to offset inflationary pressures. In Consumer Staples, French cosmetics producer L’Oréal and Mexico-based Coke bottler and convenience store operator FEMSA outperformed. Despite slowing global growth and extended lockdowns throughout 2022, L’Oréal continued to exhibit resilience, recording strong organic revenue growth for the fourth quarter and for 2022. FEMSA rallied after announcing a strategic review, which will refocus the company on its strongest businesses and divest non-core assets, punctuated by cutting its large stake in Heineken. Poor stocks in Health Care detracted, with shares of Swiss diagnostic equipment and pharmaceutical manufacturer Roche falling on news that the company’s Alzheimer’s antibody drug failed to meet its objective in clinical trials of slowing cognitive decline. Shares of Japanese pharmaceuticals manufacturer Shionogi also detracted as investors questioned the sustainability of revenue from Xocova, Shionogi’s COVID anti-viral.

Regionally, strong stocks in the eurozone contributed, particularly L’Oréal and German semiconductor manufacturer Infineon Technologies. Infineon increased its 2023 guidance due to the underlying resilience of its automotive segment; Infineon is a major supplier of chips used in automobile manufacturing. Strong stocks in Emerging Markets were also helpful, especially Ping An, FEMSA, and Taiwanese semiconductor manufacturer TSMC. Although experiencing revenue declines, TSMC projected a cyclical recovery as soon as the second half of this year, and that demand for chips could increase due to the computing power required by large language models like ChatGPT. Poor stocks in Europe outside the eurozone detracted, particularly Swiss diagnostic equipment and pharmaceutical manufacturer Roche. Shares performed poorly as the revenue generated from the detection and treatment of COVID-19 is expected to decline, which may put downward pressure on results in 2023.

Perspective and Outlook

We have long harbored a healthy skepticism towards financial businesses, given their frequent entanglement

13

in crises and their inherent vulnerabilities in recessions. Banks, in particular, might seem unappealing at first glance, being low return-on-asset businesses that rely on financial leverage to boost their returns on equity to a level that is comparable with other businesses. So how do banks even get a look-in for consideration at Harding Loevner?

While our investment process values growing, high-quality businesses, their biggest earnings lie far in the future—thus the share prices of these businesses tend to be exposed to rising interest rates. In contrast, the underlying business of many banks (and thus their share prices) can benefit immediately from these rising rates. That was the case last year, when we added to our Financials holdings as interest rates were increasing. Those Financials offset a portion of the poor relative performance of the priciest, faster-growing stocks we held, and meant we owned less of the latter.

In a market where our investment style might face fierce headwinds, a meaningful allocation to banks and other financials can add value when it is most needed. The problem is that we have little confidence in our ability to forecast precisely when those periods may be. As a result, we tend to hold some proportion of Banks and other Financials nearly all the time, in case such an environment arises without warning.

Our holding in HDFC Bank illustrates our approach to investing in banks. Started in 1994 as a subsidiary of the oldest mortgage finance company in India, HDFC has become the country’s leading private-sector bank by building a strong retail and corporate banking franchise based on technology and service in a market still dominated by state-run banks that sorely lack such services. The bank has an impeccable track record of risk management that has served it well over the cycles. The bank enjoys one of the best non-performing loan ratios in the industry of just 1.3%, much lower than peers. This consistent approach has allowed it to invest in both branch expansion and digital initiatives over the years without getting distracted by asset quality issues. The combination of operating efficiency, growing scale, a broadening product set, and a healthy nominal interest rate structure in India has afforded it strong profitability that can generate the capital needed to underpin its growth. That growth has itself been a feature of rising financial services intensity in a rapidly growing economy.

Although we have relied on our allocation to Financials to help weather the headwinds faced by growth stocks over the past year, we are now noticing a decrease in those headwinds as valuations for the fastest-growing companies have improved. However, while better value is re-kindling our interest in more growth companies that previously fetched unpalatable prices, we harbor few illusions that we’ll see a sustained return to an environment where valuations are disregarded entirely. For one, higher interest rates have pulverized growth investors who ignored valuations.

Additionally, the recent instability in the banking sector has led the market to dramatically reprice the prospect for additional rate increases. Policy rates remain below inflation rates, a combination unlikely to contain inflation, as price pressures have shifted from energy and manufactured goods to services and wages, which have historically been more difficult to adjust. This supports the view that interest rates will stay high for a long time, barring a recession. The upshot is that valuation will remain a key for successful stock picking in the coming quarters and years.

Portfolio Highlights

The relative importance that other investors have placed on valuation isn’t consistent. From 2018 through 2020, investors were enthralled by growth at any cost. Free money with low and stable inflation as far as the eye could see encouraged investors to seek out companies with growing revenues, with scant attention paid to the costs of generating that growth. But starting in 2021, as inflationary pressures began to reawaken from their long slumber and central

Portfolio Positioning (% Weight) at April 30, 2023

Sector	Portfolio	Benchmark[1]

Comm Services	2.8	5.8

Cons Discretionary	4.5	11.6

Cons Staples	12.8	9.1

Energy	2.1	5.7

Financials	18.3	20.3

Health Care	12.2	9.9

Industrials	16.7	12.8

Info Technology	15.7	11.2

Materials	8.7	8.1

Real Estate	0.0	2.2

Utilities	1.3	3.3

Cash	4.9	–

Geography	Portfolio	Benchmark[1]

Canada	4.0	7.6

Emerging Markets	22.5	27.0

Europe EMU	21.7	22.3

Europe ex EMU	24.8	21.3

Frontier Markets[2]	0.0	–

Japan	13.6	13.8

Middle East	0.0	0.4

Pacific ex Japan	7.0	7.6

Other[3]	1.5	–

Cash	4.9	–

1MSCI All Country World ex US Index; 2Includes countries with less-developed markets outside the Index. 3Includes companies classified in countries outside the Index.

14

banks aimed policies toward generating positive real interest rates in order to contain those pressures, valuation abruptly returned to the fore.

Today’s investment climate appears more balanced. The deepest of deep-value stocks, which had fallen out of favor have had a nice rebound over the past two years, but their weaker business quality and lower growth make them more vulnerable to a downturn in the economic cycle caused by higher interest rates. With the cost of debt starting to pinch, the ability of high-quality companies to self-finance via profit reinvestment seems to offer an edge over both lower-quality asset-intensive firms that are well represented in value indexes and over the cash-burning immature businesses that are common among speculative growth stocks. Of note, we are beginning to see more companies with bright prospects trading at less demanding valuations.

We bought a new holding in LONGi, a Chinese company that has a dominant position in the solar energy value chain. It has become a global leader in manufacturing solar wafers and modules (aka solar panels) by focusing on high energy-conversion efficiency at low manufacturing cost. LONGi’s investment in research and development, improvements in manufacturing processes, and rising scale efficiencies have helped reduce the cost per kWh of solar power by over 90% since 2007. We expect the combination of solar energy cost competitiveness and its low carbon emissions to drive significant growth of solar energy capacity investment in this and future decades. LONGi’s leading position in the market, combined with the company’s ongoing R&D that should help cement its technological lead, will support strong profit growth for the company as that investment in solar grows overall. We purchased the stock after it had fallen due to concerns about geopolitical risks, trade frictions, and industry rivalry. While we recognize the risks, our discussions with the company indicate that it is well positioned to benefit from industry consolidation and that its cost leadership will support its ability to expand and globalize its production base.

We acquired shares of Haleon, a British company that ranks among the world’s largest consumer health companies in terms of revenue. Its product portfolio includes oral, respiratory and digestive health, pain relief, and vitamins and minerals, including top brands such as Sensodyne toothpaste, Centrum vitamins, Advil and Panadol painkillers,

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

Ten Largest Holdings by Weight at April 30, 2023

Company	Sector	Market	%

Atlas Copco	Industrials	Sweden	3.7

Samsung Electronics	Info Technology	South Korea	3.3

Schneider Electric	Industrials	France	3.1

Infineon Technologies	Info Technology	Germany	3.0

DBS Group	Financials	Singapore	2.9

L’Oréal	Cons Staples	France	2.7

Allianz	Financials	Germany	2.6

SE Banken	Financials	Sweden	2.3

AIA Group	Financials	Hong Kong	2.2

FEMSA	Cons Staples	Mexico	2.1

Theraflu, and Flonase. Haleon sells these products globally, with about 38% of sales in North America, 23% in Asia Pacific, and the rest in Europe, the Middle East, and Latin America. This has resulted in about a 6% market share in global consumer health. Though most of its brands are long-established, Haleon went public only in 2022, the result of Pfizer and GSK merging their over-the-counter health care products into a single firm. Now that Haleon has been unleashed by its former parent companies to stand on its own as a leader in the consumer health industry with market dynamics distinct from drug discovery and development, we think it should deliver stable growth for years to come, with new opportunities arising from underpenetrated EMs. Yet our analysis suggests that Haleon’s valuation is more attractive than many other companies within the Consumer Staples sector.

We sold Woodside, an Australian-based producer of liquefied natural gas (LNG) and crude oil that we received as a spin-off from Australian miner BHP early last year. The company has a number of appealing virtues, including a strong balance sheet, an experienced management team, and, crucially, a low-cost and geopolitically secure source of natural gas. Europe’s desperate need to replace Russian gas drove up LNG prices last year, with Woodside’s profitability soaring to new heights. However, we expect this LNG scarcity and Woodside’s unusually high profitability to diminish in the future, resulting in multiple years of sales and earnings declines. The projection of negative expected growth seems at odds with its high share price compared with our estimates of long-term fair value, and the shares no longer offered an appealing risk/reward trade-off.

15

International Developed Markets Equity Portfolio
Institutional Investors: HLIDX

Portfolio Management Team

Ferrill Roll, CFA

Intl. Co-Lead Portfolio Manager

Andrew West, CFA

Intl. Co-Lead Portfolio Manager

Patrick Todd, CFA

Intl. Dev. Mkts. Portfolio Manager

Maria Lernerman, CFA

Portfolio Manager

Bryan Lloyd, CFA

Portfolio Manager

Babatunde Ojo, CFA

Portfolio Manager

Performance Summary

For the International Developed Markets Equity Portfolio, the Institutional Class increased 22.35% (net of fees and expenses) in the six-month period ended April 30, 2023. The Portfolio’s benchmark, the MSCI World ex US Index, increased 22.32% (net of source taxes).

Market Review

International stock markets rose sharply in the six-month period ending April 30, 2023, shaking off the effects of rate increases by central banks around the world as well as the high-profile bank failures in the US and Switzerland.

The period began with US inflation subsiding modestly, giving the US Federal Reserve some much needed breathing room to slow the pace of its rate increases. Labor markets, however, remained tight, with job openings plentiful, wage gains widespread, and jobless claims stable. In December, the Fed boosted its short-term borrowing rate by 50 basis points (bps)—a slower pace than the four prior jumbo 75 bps increases. The Bank of England, Swiss National Bank, and European Central Bank all followed suit with similarly attenuated rate hikes. The messaging on monetary policy, however, remained resolutely hawkish as central bankers signaled that the fight against inflation was far from over by raising their estimates for terminal rates. Though continuing to moderate the pace of increases, the Fed raised rates two more times during the period, with 25 bps hikes in February and March.

Fund Facts at April 30, 2023

Total Net Assets	$96.4M

Sales Charge	None

Number of Holdings	53

Turnover (5 Yr. Avg.)	–

Dividend Policy	Annual

Institutional Investors

Ticker	HLIDX

CUSIP	412295669

Inception Date	09/28/2022

Minimum Investment	$100,000[1]

Net Expense Ratio[2]	0.80%[3]

Gross Expense Ratio[2]	7.41%

1Lower minimums available through certain brokerage firms; 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees; 3The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2024. Harding Loevner’s contractual agreement caps the net expense ratio at 0.80%. The Net Expense Ratio is applicable to investors.

Portending the stress in the Financials sector that was yet to come, higher interest rates didn’t just stifle speculative activity in cryptocurrencies and non-fungible tokens, they also began to weigh on leverage-dependent activity in the non-digital world. Private-equity capital inflows dried up and deal volumes fell precipitously, with firms resorting to all-cash deals to avoid higher debt costs. Commercial real estate also showed signs of stress as soaring vacancies due to remote work collided with ballooning carrying costs. One of the largest private real estate funds was forced to halt redemptions, underscoring the effects of scarcer liquidity as the Fed tightens monetary policy. Residential real estate also felt the pinch from higher mortgage rates.

Although the rebound in stocks accelerated into 2023, by March, optimism turned to caution due to the dramatic and sudden failure of Silicon Valley Bank, the go-to depository for venture capital firms and their investee companies. The failure marked the second-largest bank collapse in US history by assets, after Washington Mutual in 2008, which folded in the depths of the global financial crisis. Depositors fled regional banks for the presumed safety of larger institutions. A surge in borrowing from the US Federal Reserve’s discount window—a crucial lending facility for short-term liquidity requirements—prompted the Fed to fashion a new borrowing program allowing banks to pledge securities at face value rather than market value to plug the holes in their balance sheets. As the crisis escalated, the central banks of the US, Canada, UK, Japan, Europe, and Switzerland took coordinated action to improve US dollar

16

Performance (% Total Return)

	For periods ended March 31, 2023			For periods ended April 30, 2023

	Calendar YTD	1 Year	Since Inception*	Calendar YTD	1 Year	Since Inception*

Intl. Dev. Mkts. Equity Portfolio – Inst. Class	6.94	–	23.70	9.37	–	26.51

MSCI World ex US Index	8.02	–	26.01	11.09	–	29.59

*Inception date: September 28, 2022.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

liquidity and ease global funding markets. The run spooked depositors beyond US shores, with Swiss banking regulators forced to intervene by ramming through an 11th-hour merger between UBS and its troubled rival, Credit Suisse—a controversial maneuver favoring equity holders over contingent capital bond holders, who had thought they were more senior. In April, First Republic Bank—another US-based regional bank that catered to the ultra-wealthy—became the third bank to fail, with JPMorgan Chase assuming all of its assets.

Every sector recorded double digit increases except Energy, which returned just over 8%. The decline in oil prices throughout most of the period weighed on Energy returns. Information Technology and tech-like sectors including Communication Services (social media and search engines) and Consumer Discretionary (e-commerce) outperformed.

All regions were positive for the period, with the exception of Middle East. Europe, both inside and outside the eurozone, performed the strongest, while Canada and Emerging Markets lagged. By style, the most-expensive stocks underperformed, while the highest-quality stocks performed in-line with the benchmark. There was no clear effect by growth as both the fastest- and slowest- growing stocks outperformed.

Performance Attribution

The Portfolio mirrored the Index during the period, both bolstered by strong stock selection across regions and sectors.

By sector, strong stocks in Financials and Consumer Staples contributed the most to relative performance. In the former, our insurance holdings AIA Group and Ping An Insurance rebounded, with investors anticipating a resumption of life policy sales growth as mobility restrictions are relaxed in China. Multiline insurer Allianz benefited from optimism that it can increase policy rates in its property and casualty business to offset inflationary pressures. In Consumer Staples, French cosmetics producer L’Oréal and

Mexico-based Coke bottler and convenience store operator FEMSA outperformed. Despite slowing global growth and extended lockdowns throughout 2022, L’Oréal continued to exhibit resilience, recording strong organic revenue growth for the fourth quarter and for 2022. FEMSA rallied after announcing a strategic review, which will refocus the company on its strongest businesses and divest non-core assets, punctuated by cutting its large stake in Heineken. Poor stocks in Health Care detracted, with shares of Swiss diagnostic equipment and pharmaceutical manufacturer Roche falling on news that the company’s Alzheimer’s antibody drug failed to meet its objective in clinical trials of slowing cognitive decline. Shares of Japanese pharmaceuticals manufacturer Shionogi also detracted as investors questioned the sustainability of revenue from Xocova, Shionogi’s COVID anti-viral.

Regionally, strong stocks in the eurozone contributed, particularly L’Oréal and German semiconductor manufacturer Infineon Technologies. Infineon increased its 2023 guidance due to the underlying resilience of its automotive segment; Infineon is a major supplier of chips used in automobile manufacturing. Strong stocks in Emerging Markets were also helpful, especially Ping An Insurance, FEMSA, and Taiwanese semiconductor manufacturer TSMC. Although experiencing revenue declines, TSMC projected a cyclical recovery as soon as the second half of this year, and that demand for chips could increase due to the computing power required by large language models like ChatGPT.

Perspective and Outlook

We have long harbored a healthy skepticism towards financial businesses, given their frequent entanglement in crises and their inherent vulnerabilities in recessions. Banks, in particular, might seem unappealing at first glance, being low return-on-asset businesses that rely on financial leverage to boost their returns on equity to a level that is comparable with other businesses. So how do banks even get a look-in for consideration at Harding Loevner?

17

While our investment process values growing, high-quality businesses, their biggest earnings lie far in the future—thus the share prices of these businesses tend to be exposed to rising interest rates. In contrast, the underlying business of many banks (and thus their share prices) can benefit immediately from these rising rates. That was the case last year, when we added to our Financials holdings as interest rates were increasing. Those Financials offset a portion of the poor relative performance of the priciest, faster-growing stocks we held, and meant we owned less of the latter. In a market where our investment style might face fierce headwinds, a meaningful allocation to banks and other financials can add value when it is most needed. The problem is that we have little confidence in our ability to forecast precisely when those periods may be. As a result, we tend to hold some proportion of Banks and other Financials nearly all the time, in case such an environment arises without warning.

Our holding in HDFC Bank illustrates our approach to investing in banks. Started in 1994 as a subsidiary of the oldest mortgage finance company in India, HDFC has become the country’s leading private-sector bank by building a

Portfolio Positioning (% Weight) at April 30, 2023

Sector	Portfolio	Benchmark[1]

Comm Services	0.4	4.2

Cons Discretionary	4.9	11.1

Cons Staples	12.5	10.1

Energy	3.2	6.0

Financials	17.3	19.6

Health Care	13.8	12.1

Industrials	19.0	15.2

Info Technology	13.8	8.1

Materials	10.4	7.9

Real Estate	0.0	2.2

Utilities	0.0	3.5

Cash	4.7	–

Geography	Portfolio	Benchmark[1]

Canada	5.3	10.4

Emerging Markets	5.7	–

Europe EMU	27.2	30.6

Europe ex EMU	29.8	29.1

Frontier Markets[2]	0.0	–

Japan	17.2	18.9

Middle East	0.0	0.6

Pacific ex Japan	8.3	10.4

Other[3]	1.8	–

Cash	4.7	–

1MSCI World ex US Index; 2Includes countries with less-developed markets outside the Index. 3Includes companies classified in countries outside the Index.

strong retail and corporate banking franchise based on technology and service in a market still dominated by state-run banks that sorely lack such services. The bank has an impeccable track record of risk management that has served it well over the cycles. The bank enjoys one of the best non-performing loan ratios in the industry of just 1.3%, much lower than peers. This consistent approach has allowed it to invest in both branch expansion and digital initiatives over the years without getting distracted by asset quality issues. The combination of operating efficiency, growing scale, a broadening product set, and a healthy nominal interest rate structure in India has afforded it strong profitability that can generate the capital needed to underpin its growth. That growth has itself been a feature of rising financial services intensity in a rapidly growing economy.

Although we have relied on our allocation to Financials to help weather the headwinds faced by growth stocks over the past year, we are now noticing a decrease in those headwinds as valuations for the fastest-growing companies have improved. However, while better value is re-kindling our interest in more growth companies that previously fetched unpalatable prices, we harbor few illusions that we’ll see a sustained return to an environment where valuations are disregarded entirely. For one, higher interest rates have pulverized growth investors who ignored valuations. Additionally, the recent instability in the banking sector has led the market to dramatically reprice the prospect for additional rate increases. Policy rates remain below inflation rates, a combination unlikely to contain inflation, as price pressures have shifted from energy and manufactured goods to services and wages, which have historically been more difficult to adjust. This supports the view that interest rates will stay high for a long time, barring a recession. The upshot is that valuation will remain a key for successful stock picking in the coming quarters and years.

Portfolio Highlights

The relative importance that other investors have placed on valuation isn’t consistent. From 2018 through 2020, investors were enthralled by growth at any cost. Free money with low and stable inflation as far as the eye could see encouraged investors to seek out companies with growing revenues, with scant attention paid to the costs of generating that growth. But starting in 2021, as inflationary pressures began to reawaken from their long slumber and central banks aimed policies toward generating positive real interest rates in order to contain those pressures, valuation abruptly returned to the fore.

Today’s investment climate appears more balanced. The deepest of deep-value stocks, which had fallen out of favor, have had a nice rebound over the past two years, but their weaker business quality and lower growth make them more vulnerable to a downturn in the economic cycle caused by

18

higher interest rates. With the cost of debt starting to pinch, the ability of high-quality companies to self-finance via profit reinvestment seems to offer an edge over both lower-quality asset-intensive firms that are well represented in value indexes and over the cash-burning immature businesses that are common among speculative growth stocks. Of note, we are beginning to see more companies with bright prospects trading at less demanding valuations.

We bought a new holding in LONGi, a Chinese company that has a dominant position in the solar energy value chain. It has become a global leader in manufacturing solar wafers and modules (aka solar panels) by focusing on high energy-conversion efficiency at low manufacturing cost. LONGi’s investment in R&D, improvements in manufacturing processes, and rising scale efficiencies have helped reduce the cost per kWh of solar power by over 90% since 2007. We expect the combination of solar energy cost competitiveness and its low carbon emissions to drive significant growth of solar energy capacity investment in this and future decades. LONGi’s leading position in the market, combined with the company’s ongoing R&D that should help cement its technological lead, will support strong profit growth for the company as that investment in solar grows overall. We purchased the stock after it had fallen due to concerns about geopolitical risks, trade frictions, and industry rivalry. While we recognize the risks, our discussions with the company indicate that it is well positioned to benefit from industry consolidation and that its cost leadership will support its ability to expand and globalize its production base.

We acquired shares of Haleon, a British company that ranks among the world’s largest consumer health companies in terms of revenue. Its product portfolio includes oral, respiratory, and digestive health, pain relief, and vitamins and minerals, including top brands such as Sensodyne toothpaste, Centrum vitamins, Advil and Panadol painkillers, Theraflu, and Flonase. Haleon sells these products globally, with about 38% of sales in North America, 23% in Asia Pacific, and the rest in Europe, the Middle East, and Latin America. This has resulted in about a 6% market share in global consumer health. Though most of its brands are long-established, Haleon went public only in 2022, the result of Pfizer and GSK merging their over-the-counter health care products into a single firm. Now that Haleon has been unleashed by its former parent companies to stand on its own as a leader in the consumer health industry with market

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

Ten Largest Holdings by Weight at April 30, 2023

Company	Sector	Market	%

Atlas Copco	Industrials	Sweden	4.0

Infineon Technologies	Info Technology	Germany	3.8

Schneider Electric	Industrials	France	3.7

Allianz	Financials	Germany	3.4

DBS Group	Financials	Singapore	3.3

L’Oréal	Cons Staples	France	3.2

Royal Dutch Shell	Energy	United Kingdom	3.2

AIA Group	Financials	Hong Kong	2.6

Lonza	Health Care	Switzerland	2.6

Roche	Health Care	Switzerland	2.5

dynamics distinct from drug discovery and development, we think it should deliver stable growth for years to come, with new opportunities arising from underpenetrated EMs. Yet our analysis suggests that Haleon’s valuation is more attractive than many other companies within the Consumer Staples sector.

We sold Woodside, an Australian-based producer of liquefied natural gas (LNG) and crude oil that we received as a spin-off from Australian miner BHP early last year. The company has a number of appealing virtues, including a strong balance sheet, an experienced management team, and, crucially, a low-cost and geopolitically secure source of natural gas. Europe’s desperate need to replace Russian gas drove up LNG prices last year, with Woodside’s profitability soaring to new heights. However, we expect this LNG scarcity and Woodside’s unusually high profitability to diminish in the future, resulting in multiple years of sales and earnings declines. The projection of negative expected growth seems at odds with its high share price compared with our estimates of long-term fair value, and the shares no longer offered an appealing risk/reward trade-off.

We also consolidated some off-benchmark holdings in Emerging Markets into fewer more meaningful positions. In India, we used proceeds from the sale of ICICI Bank to increase the weight in HDFC Bank. We also sold two small positions in Financials—Chinese insurance behemoth Ping An Insurance and Brazilian investment management company XP—and reallocated those funds to increase our weight in Japanese and European industrials.

19

International Carbon Transition Equity Portfolio
Institutional Investors: HLCTX

Portfolio Management Team

Ferrill Roll, CFA

Intl. Co-Lead Portfolio Manager

Andrew West, CFA

Intl. Co-Lead Portfolio Manager

Maria Lernerman, CFA

Intl. Carbon Transition

Portfolio Manager

Bryan Lloyd, CFA

Portfolio Manager

Babatunde Ojo, CFA

Portfolio Manager

Patrick Todd, CFA

Portfolio Manager

Performance Summary

The International Carbon Transition Equity Portfolio was incepted on December 21, 2022. Since inception, the Institutional Class increased 9.60% (net of fees and expenses) through April 30, 2023. The Portfolio’s benchmark, the MSCI All Country World ex US Index, increased 8.39% (net of source taxes).

Market Review

International stock markets rose sharply in the six-month period ending April 30, 2023, shaking off the effects of rate increases by central banks around the world as well as the high-profile bank failures in the US and Switzerland.

The period began with US inflation subsiding modestly, giving the US Federal Reserve (the Fed) some much needed breathing room to slow the pace of its rate increases. Labor markets, however, remained tight, with job openings plentiful, wage gains widespread, and jobless claims stable. In December, the Fed boosted its short-term borrowing rate by 50 basis points (bps)—a slower pace than the four prior jumbo 75 basis point increases. The Bank of England, Swiss National Bank, and European Central Bank all followed suit with similarly attenuated rate hikes. The messaging on monetary policy, however, remained resolutely hawkish as central bankers signaled that the fight against inflation was far from over by raising their estimates for terminal rates. Though continuing to moderate the pace of increases, the Fed

Fund Facts at April 30, 2023

Total Net Assets	$2.1M

Sales Charge	None

Number of Holdings	56

Turnover (5 Yr. Avg.)	–

Dividend Policy	Annual

Institutional Investors

Ticker	HLCTX

CUSIP	412295651

Inception Date	12/21/2022

Minimum Investment	$100,000[1]

Net Expense Ratio[2]	0.80%[3]

Gross Expense Ratio[2]	5.79%

1Lower minimums available through certain brokerage firms; 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees; 3The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2024. Harding Loevner’s contractual agreement caps the net expense ratio at 0.80%. The Net Expense Ratio is applicable to investors.

raised rates two more times during the period, with 25 bps hikes in February and March.

Portending the stress in the Financials sector that was yet to come, higher interest rates didn’t just stifle speculative activity in cryptocurrencies and non-fungible tokens, they also began to weigh on leverage-dependent activity in the non-digital world. Private-equity capital inflows dried up and deal volumes fell precipitously, with firms resorting to all-cash deals to avoid higher debt costs. Commercial real estate also showed signs of stress as soaring vacancies due to remote work collided with ballooning carrying costs. One of the largest private real estate funds was forced to halt redemptions, underscoring the effects of scarcer liquidity as the Fed tightens monetary policy. Residential real estate also felt the pinch from higher mortgage rates.

Although the rebound in stocks accelerated into 2023, by March, optimism turned to caution due to the dramatic and sudden failure of Silicon Valley Bank, the go-to repository for venture capital firms and their investee companies. The failure marked the second-largest bank collapse in US history by assets, after Washington Mutual in 2008, which folded in the depths of the global financial crisis. Depositors fled regional banks for the presumed safety of larger institutions. A surge in borrowing from the US Federal Reserve’s discount window—a crucial lending facility for short-term liquidity requirements—prompted the Fed to fashion a new borrowing program allowing banks to pledge securities at face value rather than market value to plug

20

Performance (% Total Return)

	For periods ended March 31, 2023			For periods ended April 30, 2023

	Calendar YTD	1 Year	Since Inception*	Calendar YTD	1 Year	Since Inception*

International Carbon Transition Equity Portoflio – Inst. Class	8.06	–	7.30	10.37	–	9.60

MSCI All Country World ex US Index	6.87	–	6.54	8.72	–	8.39

*Inception date: December 21, 2022.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

the holes in their balance sheets. As the crisis escalated, the central banks of the US, Canada, UK, Japan, Europe, and Switzerland took coordinated action to improve US dollar liquidity and ease global funding markets. The run spooked depositors beyond US shores, with Swiss banking regulators forced to intervene by ramming through an 11th-hour merger between UBS and its troubled rival, Credit Suisse—a controversial maneuver favoring equity holders over contingent capital bond holders, who had thought they were more senior. In April, First Republic Bank—another US-based regional bank that catered to the ultra-wealthy—became the third bank to fail, with JPMorgan Chase assuming all of its assets.

Every sector recorded a double digit increase except for Energy; though the sector still returned over 8%, the decline in oil prices throughout most of the period weighed on returns. Information Technology and tech-like sectors including Communication Services (social media and search engines) and Consumer Discretionary (e-commerce) outperformed.

All regions were positive for the period. Europe, both inside and outside the eurozone, performed the strongest, while Canada and Emerging Markets lagged.

By style, the most-expensive stocks underperformed, while the highest-quality stocks performed in-line with the benchmark. There was no clear effect by growth as both the fastest- and slowest-growing stocks outperformed.

Performance and Attribution

The Portfolio outperformed during the period, bolstered by strong stock selection across regions and sectors.

By sector, strong stocks in Consumer Staples and Industrials contributed the most to relative performance. In the former, French cosmetics producer L’Oréal and Mexico-based Coke bottler and convenience store operator FEMSA outperformed. Despite slowing global growth and extended lockdowns throughout 2022, L’Oréal continued

to exhibit resilience, recording strong organic revenue growth for the fourth quarter and for 2022. FEMSA rallied after announcing a strategic review, which will refocus the company on its strongest businesses and divest non-core assets, punctuated by cutting its large stake in Heineken. In Industrials, France’s Schneider Electric, a producer of industrial energy-management products, reported strong quarterly results and issued 2023 projections that exceeded expectations, driven by strong demand and improving supply-chain fluidity. Poor stocks in Consumer Discretionary and Health Care detracted. In the former, shares of Chinese household appliance manufacturer Haier Smart Home fell on concerns over slowing U.S. demand for its appliances, especially given a potentially deeper U.S. economic slowdown following the regional banking crisis. In Health Care, shares of Japanese pharmaceuticals manufacturer Shionogi also detracted as investors questioned the sustainability of revenue from Xocova, Shionogi’s COVID anti-viral.

Regionally, strong stocks in the eurozone contributed, particularly L’Oréal and Schneider Electric. German semiconductor manufacturer Infineon Technologies was also helpful. The company increased its 2023 guidance due to the underlying resilience of its automotive segment; Infineon is a major supplier of chips used in automobile manufacturing. Strong stocks in Emerging Markets were also helpful, especially FEMSA and Chinese internet giant Tencent, whose shares benefited as regulators repealed their game launch freeze and the country emerged from COVID lockdowns. Poor stocks in Europe outside the eurozone detracted; shares of Swiss diagnostic equipment and pharmaceutical manufacturer Roche lagged as the revenue generated from the detection and treatment of COVID-19 is expected to decline, which may put downward pressure on results in 2023.

Perspective and Outlook

We have long harbored a healthy skepticism towards financial businesses, given their frequent entanglement in crises and their inherent vulnerabilities in recessions.

21

Banks, in particular, might seem unappealing at first glance, being low return-on-asset businesses that rely on financial leverage to boost their returns on equity to a level that is comparable with other businesses. So how do banks even get a look-in for consideration at Harding Loevner?

While our investment process values growing, high-quality businesses, their biggest earnings lie far in the future—thus the share prices of these businesses tend to be exposed to rising interest rates. In contrast, the underlying business of many banks (and thus their share prices) can benefit immediately from these rising rates. In a market where our investment style might face fierce headwinds, a meaningful allocation to banks and other financials can add value when it is most needed. The problem is that we have little confidence in our ability to forecast precisely when those periods may be. As a result, we tend to hold some proportion of Banks and other Financials nearly all the time, in case such an environment arises without warning.

Our holding in HDFC Bank illustrates our approach to investing in banks. Started in 1994 as a subsidiary of the

Portfolio Positioning (% Weight) at April 30, 2023

Sector	Portfolio	Benchmark[1]

Comm Services	3.4	5.8

Cons Discretionary	5.0	11.6

Cons Staples	12.4	9.1

Energy	0.0	5.7

Financials	19.3	20.3

Health Care	11.1	9.9

Industrials	17.5	12.8

Info Technology	15.2	11.2

Materials	7.1	8.1

Real Estate	0.0	2.2

Utilities	0.0	3.3

Cash	9.0	–

Geography	Portfolio	Benchmark[1]

Canada	3.0	7.6

Emerging Markets	23.1	27.0

Europe EMU	22.6	22.3

Europe ex EMU	22.2	21.3

Frontier Markets[2]	0.0	–

Japan	13.8	13.8

Middle East	0.0	0.4

Pacific ex Japan	4.9	7.6

Other[3]	1.4	–

Cash	9.0	–

1MSCI All Country World ex US Index. 2Includes countries with less-developed markets outside the Index. 3Includes companies classified in countries outside the Index.

oldest mortgage finance company in India, HDFC has become the country’s leading private-sector bank by building a strong retail and corporate banking franchise based on technology and service in a market still dominated by state-run banks that sorely lack such services. The bank has an impeccable track record of risk management that has served it well over the cycles. The bank enjoys one of the best non-performing loan ratios in the industry of just 1.3%, much lower than peers. This consistent approach has allowed it to invest in both branch expansion and digital initiatives over the years without getting distracted by asset quality issues. The combination of operating efficiency, growing scale, a broadening product set, and a healthy nominal interest rate structure in India has afforded it strong profitability that can generate the capital needed to underpin its growth. That growth has itself been a feature of rising financial services intensity in a rapidly growing economy.

Although we have relied on our allocation to Financials to help weather the headwinds faced by growth stocks over the past year, we are now noticing a decrease in those headwinds as valuations for the fastest-growing companies have improved. However, while better value is re-kindling our interest in more growth companies that previously fetched unpalatable prices, we harbor few illusions that we’ll see a sustained return to an environment where valuations are disregarded entirely. For one, higher interest rates have pulverized growth investors who ignored valuations. Additionally, the recent instability in the banking sector has led the market to dramatically reprice the prospect for additional rate increases. Policy rates remain below inflation rates, a combination unlikely to contain inflation, as price pressures have shifted from energy and manufactured goods to services and wages, which have historically been more difficult to adjust. This supports the view that interest rates will stay high for a long time, barring a recession. The upshot is that valuation will remain a key for successful stock picking in the coming quarters and years.

Portfolio Highlights

The relative importance that other investors have placed on valuation isn’t consistent. From 2018 through 2020, investors were enthralled by growth at any cost. Free money with low and stable inflation as far as the eye could see encouraged investors to seek out companies with growing revenues, with scant attention paid to the costs of generating that growth. But starting in 2021, as inflationary pressures began to reawaken from their long slumber and central banks aimed policies toward generating positive real interest rates in order to contain those pressures, valuation abruptly returned to the fore.

Today’s investment climate appears more balanced. The deepest of deep-value stocks, which had fallen out of favor have had a nice rebound over the past two years, but their

22

weaker business quality and lower growth make them more vulnerable to a downturn in the economic cycle caused by higher interest rates. With the cost of debt starting to pinch, the ability of high-quality companies to self-finance via profit reinvestment seems to offer an edge over both lower-quality asset-intensive firms that are well represented in value indexes and over the cash-burning immature businesses that are common among speculative growth stocks. Of note, we are beginning to see more companies with bright prospects trading at less demanding valuations.

We bought a new holding in LONGi, a Chinese company that has a dominant position in the solar energy value chain. It has become a global leader in manufacturing solar wafers and modules (aka solar panels) by focusing on high energy-conversion efficiency at low manufacturing cost. LONGi’s investment in R&D, improvements in manufacturing processes, and rising scale efficiencies have helped reduce the cost per kWh of solar power by over 90% since 2007. We expect the combination of solar energy cost competitiveness and its low carbon emissions to drive significant growth of solar energy capacity investment in this and future decades. LONGi’s leading position in the market, combined with the company’s ongoing R&D that should help cement its technological lead, will support strong profit growth for the company as that investment in solar grows overall. We purchased the stock after it had fallen due to concerns about geopolitical risks, trade frictions, and industry rivalry. While we recognize the risks, our discussions with the company indicate that it is well positioned to benefit from industry consolidation and that its cost leadership will support its ability to expand and globalize its production base.

We acquired shares of Haleon, a British company that ranks among the world’s largest consumer health companies

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

Ten Largest Holdings by Weight at April 30, 2023

Company	Sector	Market	%

Schneider Electric	Industrials	France	3.7

Atlas Copco	Industrials	Sweden	3.5

Samsung Electronics	Info Technology	South Korea	3.2

Infineon Technologies	Info Technology	Germany	2.9

DBS Group	Financials	Singapore	2.8

L’Oréal	Cons Staples	France	2.6

FEMSA	Cons Staples	Mexico	2.6

BBVA	Financials	Spain	2.5

Allianz	Financials	Germany	2.5

Rio Tinto	Materials	United Kingdom	2.4

in terms of revenue. Its product portfolio includes oral, respiratory and digestive health, pain relief, and vitamins and minerals, including top brands such as Sensodyne toothpaste, Centrum vitamins, Advil and Panadol painkillers, Theraflu, and Flonase. Haleon sells these products globally, with about 38% of sales in North America, 23% in Asia Pacific, and the rest in Europe, the Middle East, and Latin America. This has resulted in about a 6% market share in global consumer health. Though most of its brands are long-established, Haleon went public only in 2022, the result of Pfizer and GSK merging their over-the-counter health care products into a single firm. Now that Haleon has been unleashed by its former parent companies to stand on its own as a leader in the consumer health industry with market dynamics distinct from drug discovery and development, we think it should deliver stable growth for years to come, with new opportunities arising from underpenetrated EMs. Yet our analysis suggests that Haleon’s valuation is more attractive than many other companies within the Consumer Staples sector.

23

International Equity Research Portfolio
Institutional Investors: HLIRX

Portfolio Management Team

Edmund Bellord

Portfolio Manager

Moon Surana, CFA

Portfolio Manager

Fund Facts at April 30, 2023

Total Net Assets	$12.5M

Sales Charge	None

Number of Holdings	218

Turnover (5 Yr. Avg.)	38%

Dividend Policy	Annual

Institutional Investors

Ticker	HLIRX

CUSIP	412295826

Inception Date	12/17/2015

Minimum Investment	$100,000[1]

Net Expense Ratio[2]	0.75%[3]

Gross Expense Ratio[2]	1.45%

1Lower minimums available through certain brokerage firms; 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees; 3The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2024. Harding Loevner’s contractual agreement caps the net expense ratio at 0.75%. The Net Expense Ratio is applicable to investors.

Performance Summary

For the International Equity Research Portfolio, the Institutional Class increased 21.17% (net of fees and expenses) in the six-month period ended April 30, 2023. The Portfolio’s benchmark, the MSCI All Country World ex US Index, increased 20.65% (net of source taxes).

Market Review

International stock markets rose sharply in the six-month period ending April 30, 2023, shaking off the effects of rate increases by central banks around the world as well as the high-profile bank failures in the US and Switzerland.

The period began with US inflation subsiding modestly, giving the US Federal Reserve (the Fed) some much needed breathing room to slow the pace of its rate increases. Labor markets, however, remained tight, with job openings plentiful, wage gains widespread, and jobless claims stable. In December, the Fed boosted its short-term borrowing rate by 50 basis points—a slower pace than the four prior jumbo 75 basis point increases. The Bank of England, Swiss National Bank, and European Central Bank all followed suit with similarly attenuated rate hikes. The messaging on monetary policy, however, remained resolutely hawkish as central bankers signaled that the fight against inflation was far from over by raising their estimates for terminal rates. Though continuing to moderate the pace of increases, the Fed raised rates two more times during the period, with 25bps hikes in February and March.

Portending the stress in the Financials sector that was yet to come, higher interest rates didn’t just stifle speculative activity in cryptocurrencies and non-fungible tokens, they also began to weigh on leverage-dependent activity in the non-digital world. Private-equity capital inflows dried up and deal volumes fell precipitously, with firms resorting to all-cash deals to avoid higher debt costs. Commercial real estate also showed signs of stress as soaring vacancies due to remote work collided with ballooning carrying costs. One of the largest private real estate funds was forced to halt redemptions, underscoring the effects of scarcer liquidity as the Fed tightens monetary policy. Residential real estate also felt the pinch from higher mortgage rates.

Although the rebound in stocks accelerated into 2023, by March, optimism turned to caution due to the dramatic and sudden failure of Silicon Valley Bank, the go-to repository for venture capital firms and their investee companies. The failure marked the second-largest bank collapse in US history by assets, after Washington Mutual in 2008, which folded in the depths of the global financial crisis. Depositors fled regional banks for the presumed safety of larger institutions. A surge in borrowing from the US Federal Reserve’s discount window—a crucial lending facility for short-term liquidity requirements—prompted the Fed to fashion a new borrowing program allowing banks to pledge securities at face value rather than market value to plug the holes in their balance sheets. As the crisis escalated, the central banks of the US, Canada, UK, Japan, Europe, and Switzerland took coordinated action to improve US dollar

24

Performance (% Total Return)

	For periods ended March 31, 2023				For periods ended April 30, 2023

	1 Year	3 Years	5 Years	Since Inception*	1 Year	3 Years	5 Years	Since Inception*

Intl. Equity Research Portfolio – Inst. Class	-4.57	10.58	1.82	6.30	4.53	8.05	2.06	6.33

MSCI All Country World ex US Index	-5.07	11.80	2.47	5.67	3.05	9.74	2.50	5.85

Returns are annualized for periods greater than 1 year. *Inception date: December 17, 2015.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

liquidity and ease global funding markets. The run spooked depositors beyond US shores, with Swiss banking regulators forced to intervene by ramming through an 11th-hour merger between UBS and its troubled rival, Credit Suisse—a controversial maneuver favoring equity holders over contingent capital bond holders, who had thought they were more senior. In April, First Republic Bank—another US-based regional bank that catered to the ultra-wealthy—became the third bank to fail, with JPMorgan Chase assuming all of its assets.

Every sector recorded a double-digit increase except for Energy; though the sector still returned over 8%, the decline in oil prices throughout most of the period weighed on returns. Information Technology and tech-like sectors including Communication Services (social media and search engines) and Consumer Discretionary (e-commerce) outperformed.

All regions were positive for the period. Europe, both inside and outside the eurozone, performed the strongest, while Canada and Emerging Markets lagged.

By style, the most-expensive stocks underperformed, while the highest-quality stocks performed in-line with the benchmark. There was no clear effect by growth as both the fastest- and slowest-growing stocks outperformed.

Performance Attribution

The Portfolio outperformed during the period, bolstered by favorable allocations across regions and sectors.

By sector, strong stocks in Financials and Information Technology (IT) contributed to relative performance. In the former, Spanish bank BBVA posted its best year-over-year earnings growth in its history for 2022, driven by increases in revenue and lending growth. The bank also issued positive future revenue guidance and an increase in its cash dividend for 2023. Our insurance holdings AIA Group and Ping An Insurance also rebounded, with investors anticipating a resumption of life policy sales growth as mobility restrictions are relaxed in China.

Multiline insurer Allianz benefited from optimism that it can increase policy rates in its property and casualty business to offset inflationary pressures. In IT, French IT services provider Alten reported strong sales growth for 2022, while increased productivity of its workforce resulted in higher-than-expected profitability. German semiconductor manufacturer Infineon Technologies also outperformed as the company increased its 2023 guidance due to the underlying resilience of its automotive segment; Infineon is a major supplier of chips used in automobile manufacturing. The Portfolio’s underweight in Energy was also helpful. Poor stocks in Health Care detracted, with shares of German pharmaceutical company BioNTech falling after it reported a decline in year-over-year revenue for the fourth quarter due to falling COVID-19 vaccine deliveries compared to last year. Japanese pharmaceuticals manufacturer Shionogi also detracted as investors questioned the sustainability of revenue from Xocova, Shionogi’s COVID anti-viral. In Communication Services, shares of Japanese price comparison site Kakaku.com declined after the company was removed from the MSCI Index in early February.

Regionally, strong stocks in Europe outside the eurozone contributed. Swedish developer of digital gambling games Evolution reported strong fourth quarter earnings and revenue growth, driven by its Live Casino segment. Additionally, Alfa Laval, the Swedish maker of heat transfer and fluid separation machines, saw strong sales and order growth in 2022 and guided towards similar growth for the first quarter of 2023. The Portfolio’s underweight in Canada was also helpful. Weak stocks in Emerging Markets detracted, particularly China’s Country Garden Services. The company reported preliminary results that included substantially weaker profits, weighed down by impairment costs from the disposal of underperforming acquisitions. Weak stocks in the eurozone (BioNTech) also hurt.

Perspective and Outlook

We have long harbored a healthy skepticism towards financial businesses, given their frequent entanglement in crises and their inherent vulnerabilities in recessions. Banks, in particular, might seem unappealing at first glance,

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being low return-on-asset businesses that rely on financial leverage to boost their returns on equity to a level that is comparable with other businesses. So how do banks even get a look-in for consideration at Harding Loevner?

While our investment process values growing, high-quality businesses, their biggest earnings lie far in the future—thus the share prices of these businesses tend to be exposed to rising interest rates. In contrast, the underlying business of many banks (and thus their share prices) can benefit immediately from these rising rates. In a market where our investment style might face fierce headwinds, a meaningful allocation to banks and other financials can add value when it is most needed. The problem is that we have little confidence in our ability to forecast precisely when those periods may be. As a result, we tend to hold some proportion of Banks and other Financials nearly all the time, in case such an environment arises without warning.

Our holding in HDFC Bank illustrates our approach to investing in banks. Started in 1994 as a subsidiary of the oldest mortgage finance company in India, HDFC has become the country’s leading private-sector bank by building a strong retail and corporate banking franchise based on technology and service in a market still dominated by state-run banks that sorely lack such services. The bank has an impeccable track record of risk management that has served it well over the cycles. The bank enjoys one of the best non-performing loan ratios in the industry of just 1.3%, much lower than peers. This consistent approach has allowed it to invest in both branch expansion and digital initiatives over the years without getting distracted by asset quality issues. The combination of operating efficiency, growing scale, a broadening product set, and a healthy nominal interest rate structure in India has afforded it strong profitability that can generate the capital needed to underpin its growth. That growth has itself been a feature of rising financial services intensity in a rapidly growing economy.

Although we have relied on our allocation to Financials to help weather the headwinds faced by growth stocks over the past year, we are now noticing a decrease in those headwinds as valuations for the fastest-growing companies have improved. However, while better value is re-kindling our interest in more growth companies that previously fetched unpalatable prices, we harbor few illusions that we’ll see a sustained return to an environment where valuations are disregarded entirely. For one, higher interest rates have pulverized growth investors who ignored valuations. Additionally, the recent instability in the banking sector has led the market to dramatically reprice the prospect for additional rate increases. Policy rates remain below inflation rates, a combination unlikely to contain inflation, as price pressures have shifted from energy and manufactured goods to services and wages, which have historically been more difficult to adjust. This supports the view that interest rates will stay high for a long time, barring a recession. The upshot is that valuation will remain a key for successful stock picking in the coming quarters and years.

Portfolio Highlights

The International Equity Research Portfolio’s holdings flow directly from our analysts’ buy recommendations within Harding Loevner’s universe of researched companies. At the end of the period, the portfolio had 218 holdings, a slight decrease as downgrades exceeded upgrades. The Financials sector had the largest decrease in exposure, influenced by both portfolio activity and the underperformance of holdings in that sector. Conversely, the portfolio’s exposure to the Industrials sector increased the most. Changes in regional exposure were relatively modest, with a decrease in exposure to emerging markets primarily driven by performance, and a decline in exposure to the eurozone resulting from portfolio activity, although partially offset by performance.

We made several sales in our Financials holdings, including two Indian banks, ICICI Bank and Kotak Mahindra Bank, both of which were sold due to concerns about their valuation.

Portfolio Positioning (%) at April 30, 2023

Sector	Portfolio	Benchmark[1]

Comm Services	5.4	5.8

Cons Discretionary	12.4	11.6

Cons Staples	8.5	9.1

Energy	0.5	5.7

Financials	17.1	20.3

Health Care	12.1	9.9

Industrials	19.8	12.8

Info Technology	13.8	11.2

Materials	5.6	8.1

Real Estate	1.1	2.2

Utilities	1.0	3.3

Cash	2.7	–

Geography	Portfolio	Benchmark[1]

Canada	2.0	7.6

Emerging Markets	29.6	27.0

Europe EMU	24.2	22.3

Europe ex EMU	20.1	21.3

Frontier Markets[2]	1.6	–

Japan	13.6	13.8

Middle East	0.5	0.4

Pacific ex Japan	5.7	7.6

Cash	2.7	–

1MSCI All Country World ex US Index; 2Includes countries with less-developed markets outside the Index.

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Additionally, we sold Moneta Money Bank and National Commercial Bank as they no longer meet our investment criteria. In the case of National Commercial Bank, our analyst downgraded it due to concerns regarding capital allocation following their investment in Credit Suisse, which was out-of-step with its strategic objectives and resulted in significant loss of shareholder value. Another bank we sold was Bankinter, as we had concerns about increasing funding costs. In a higher-interest rate environment, deposit competition has been heating up, and Bankinter—catering to the high- and mid-income segment with larger average deposit sizes than its peers—is more vulnerable to funding cost increases.

Within the Industrials sector, we made several purchases based on attractive valuations following stock price corrections. These purchases included Techtronic, Tomra, and Country Garden Services. Additionally, we acquired Hengli Hydraulic, a leading Chinese manufacturer of hydraulic components used in excavators. Hengli’s competitive advantages in cost and process technology position it well to gain global market share in hydraulic components. Its applications extend beyond excavators, including uses such as tractors, marine engineering, and wind turbines. Furthermore, Hengli’s development of linear

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

Ten Largest Holdings by Weight at April 30, 2023

Company	Sector	Market	%

Alten	Info Technology	France	1.3

Evolution	Cons Discretionary	Sweden	1.2

BDO Unibank	Financials	Philippines	1.1

Air Liquide	Materials	France	1.1

Kering	Cons Discretionary	France	1.1

Couche-Tard	Cons Staples	Canada	1.1

OCBC Bank	Financials	Singapore	1.1

BBVA	Financials	Spain	1.1

SMC Corp	Industrials	Japan	1.0

NITORI	Cons Discretionary	Japan	1.0

actuators for electric alternatives opens up new markets in industrial automation, medical equipment, and aviation.

Another acquisition was Sany Heavy, a prominent global producer of excavators and concrete machinery. In China, Sany Heavy holds a substantial market share of approximately 30-50% across most categories of heavy equipment. It ranks as the third-largest manufacturer of heavy equipment worldwide, following Caterpillar and Komatsu.

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International Small Companies Portfolio
Individual Investors: HLMSX | Institutional Investors: HLMRX and HLRZX

Portfolio Management Team

Jafar Rizvi, CFA

Co-Lead Portfolio Manager

Anix Vyas, CFA

Co-Lead Portfolio Manager

Performance Summary

For the International Small Companies Portfolio, the Investor Class rose 17.52% and the Institutional Class rose 17.60% (net of fees and expenses) in the six-month period ended April 30, 2023. The Portfolio’s benchmark, the MSCI All Country World ex US Small Cap Index, rose 16.59% (net of source taxes) in the same period. In addition, a new Institutional Class Z was launched on April 4, 2023. The share class rose 2.88% since inception to April 30, 2023, while the benchmark rose 0.42% in this period.

Market Review

Market optimism at the beginning of the fiscal year turned to caution after the collapse of three US specialty banks. As the crisis escalated, the central banks of the US, Canada, England, Europe, Japan, and Switzerland took coordinated action to improve US dollar liquidity and ease global funding markets. Swiss banking regulators were also forced to ram through a controversial merger between UBS and its troubled rival Credit Suisse. Despite the bedlam, fueled in no small part by sharp increases in interest rates and the consequent drop in bond values, central bankers continued to hike rates to combat inflation, albeit accompanied by a new, more cautious tone.

As the economic outlook grew increasingly uncertain, the Bloomberg Commodity Total Return Index tumbled 6% during the fiscal year to date. Europe’s natural-gas shortage was less severe than initially feared and the Energy sector posted the biggest decline, a contrast to its strong performance last year.

Fund Facts at April 30, 2023

Total Net Assets	$554.9M

Sales Charge	None

Number of Holdings	84

Turnover (5 Yr. Avg.)	26%

Dividend Policy	Annual
	Individual Investors	Institutional Investors

	Investor Class	Inst. Class	Inst. Class Z

Ticker	HLMSX	HLMRX	HLRZX

CUSIP	412295883	412295875	412295644

Inception Date	3/26/2007	6/30/2011	3/16/2023

Minimum Investment	$5,000[1]	$100,000[1]	$5,000,000

Net Expense Ratio[2]	1.30%[3]	1.12%[4]	1.00%[5]

Gross Expense Ratio[2]	1.45%	1.12%	1.08%

1Lower minimums available through certain brokerage firms; 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees; 3The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2024. Harding Loevner’s contractual agreement caps the net expense ratio at 1.30%. The Net Expense Ratio is applicable to investors; 4Harding Loevner’s contractual agreement caps the net expense ratio at 1.15% through February 28, 2024. The expense ratio (without cap) is applicable to investors; 5The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2024. Harding Loevner’s contractual agreement caps the net expense ratio at 1.00%. The Net Expense Ratio is applicable to investors.

Information Technology (IT) one of the Index’s largest detractors at the beginning of the fiscal year, reversed course, generating the biggest returns. IT’s strong performance was largely driven by the semiconductor industry: as large players outlined workarounds for the US ban on exports of chips and other high-tech equipment to China, the stocks of smaller companies along the semiconductor supply chain also benefited. This was in addition to investor enthusiasm over the potential commercial applications of artificial-intelligence technologies, such as ChatGPT, which requires the use of many chips. Industrials, Materials and Consumer Discretionary also outperformed the broader benchmark Index.

On a regional basis, Europe was the best performing region, up over 22% fiscal year to date. Every country in the European Monetary Union (EMU) and Europe ex EMU came out ahead after a mild winter helped the region avert an energy crisis, a feared consequence of it spurning Russian oil and gas supplies. The euro has recouped much of the losses it suffered against the US dollar in the aftermath of Russia’s invasion of Ukraine and has been aided by a weakening dollar as the US Federal Reserve slows its pace of monetary tightening in response to cooling inflation.

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Performance (% Total Return)
		For periods ended March 31, 2023						For periods ended April 30, 2023

	1 Year	3 Years	5 Years	10 Years	Since Inception*			1 Year	3 Years	5 Years	10 Years	Since Inception*
					Mar-07	Jun-11	Apr-23					Mar-07	Jun-11	Apr-23

Intl. Small Companies Portfolio – Investor Class	-8.56	12.52	2.03	5.57	5.45			2.96	9.68	2.88	5.65	5.61

Intl. Small Companies Portfolio – Inst. Class	-8.37	12.78	2.28	5.82		5.62		3.15	9.96	3.14	5.91		5.85

Intl. Small Companies Portfolio – Inst. Class Z	–	–	–	–			–	–	–	–	–			2.88

MSCI All Country World ex US Small Cap Index	-10.37	15.04	1.67	5.06	–	4.41	–	-2.78	11.27	1.73	4.93	–	4.51	0.42

Returns are annualized for periods greater than 1 year. *Inception of the Investor Class, March 26, 2007. Inception of the Institutional Class, June 30, 2011. Inception of the Institutional Class Z, April 4, 2023. Index performance prior to June 1, 2007 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

Middle East and Other were the weakest major regions, dragged down by persisting inflation.

Performance Attribution

In the first half of the fiscal year, the Portfolio outperformed thanks to positive sector and region allocations. In Europe ex EMU, relative returns benefitted from our overweight to UK and Denmark, as well as good stocks in both markets. UK’s Bank of Georgia and Dechra Pharmaceuticals were solid contributors. In EMU, we benefited from our overweight to Germany and stock selection in France. French IT services provider Alten reported strong sales growth for 2022, while increased productivity of its workforce resulted in higher-than-expected profitability.

In Emerging Markets, the poorest-performing region in the trailing six months, we had weak stocks in South Korea and Egypt. Cheil Worldwide, South Korea’s largest advertising company, said growth decelerated towards the end of 2022 and will continue slowing this year. Operating margins, which had expanded for most of 2022, also contracted due to higher expenses from outsourced work and consulting. The Portfolio was also hurt by weak stocks in Japan.

Sector performance was buoyed by our overweight to IT. SimCorp, a Danish software company that provides services to financial institutions worldwide, was the Portfolio’s top contributor. Its share price surged on April 27th upon news that German stock exchange operator Deutsche Boerse extended an offer to acquire the company. Germany-based TeamViewer, which offers a suite of remote-connectivity solutions for businesses, reported strong growth in new-customer billings while projecting double-digit revenue growth in 2023. TeamViewer also said that margins should meaningfully improve because of an early end to its costly sponsorship arrangement with the Manchester United soccer team, a deal that was supposed to run through 2026.

Industrials and Health Care were among our largest detractors. Egypt-based Integrated Diagnostics, a fully integrated private lab diagnostics company, said revenue declined in 2022 in part because of lower demand for COVID-19 testing. While growth in its core pathology-testing business is keeping with historical rates, profitability suffered on the back of significant devaluation of the Egyptian pound and attendant inflation, which resulted in costlier raw materials and labor. Transportation holding, Localiza was primarily responsible for the drag on Industrials, as higher financing costs due to rising rates hurt net profits.

Perspective and Outlook

In Rudyard Kipling’s 1895 poem “If,” he writes of the value of “keep[ing] your head when all about you are losing theirs.” Since the arrival of the COVID-19 pandemic, there has been no shortage of idiosyncratic events disrupting the operations of companies and industries around the world, triggering investor anxiety at different turns. The latest was a spate of bank runs in the US provoked by sharply higher interest rates, for which the banks’ balance sheets were ill-prepared. But before panic struck the banking system, labor shortages, record increases in inflation, supply-chain bottlenecks, and the ongoing reassessment of globalization in reaction to rising geopolitical tensions were just some of the market worries du jour.

Rather than attempt to predict the unpredictable, we strive to “keep our heads” during times of macroeconomic tumult by focusing on the fundamentals of companies and their industries. As one part of our process to determine whether a business meets our quality-growth criteria, we expend a great deal of effort to understand the quality of its management team—that is, management’s ability to see opportunities and threats and to deliver to shareholders the expected returns. This entails studying the executive team’s operational record, the effectiveness of its capital-allocation decisions, and its ability to guide a business through adversity. We also look at how it is compensated and verify that the financial targets and

29

measurements it uses are appropriate. Furthermore, we want to ensure that management’s strategy aligns with what we believe is the company’s competitive advantage.

As the recent banking crisis demonstrated, a quality management team must prepare its company’s balance sheet for unavoidably difficult times. Take our UK holding Senior, a business that has been dealt a shockingly bad hand in recent years. Not long after we purchased the stock in 2015, the supplier of thermal-management and fluid-conveyance systems ramped up investment in its manufacturing capacity to keep pace with demand from Airbus and Boeing as they upgraded engines on certain aircraft, including the Boeing 737 MAX. While this spending initially hurt Senior’s profit margins, the long-term growth afforded by the new jet-engine programs looked attractive.

Just when Senior’s investments were set to pay off, two Boeing 737 MAX planes crashed, and Boeing halted production in 2019 amid what became the longest grounding of a US airliner in history. Even though Senior’s systems

Portfolio Positioning (% Weight) at April 30, 2023

Sector	Portfolio	Benchmark[1]

Comm Services	11.7	3.8

Cons Discretionary	5.0	11.8

Cons Staples	9.1	6.2

Energy	1.5	3.9

Financials	7.2	10.7

Health Care	11.2	7.0

Industrials	16.5	20.7

Info Technology	25.4	11.4

Materials	7.8	11.7

Real Estate	0.5	9.4

Utilities	2.5	3.4

Cash	1.6	–
Geography	Portfolio	Benchmark[1]

Canada	1.3	7.1

Emerging Markets	21.7	26.2

Europe EMU	20.2	14.0

Europe ex EMU	34.4	20.8

Frontier Markets[2]	5.7	–

Japan	11.9	20.7

Middle East	1.5	1.5

Pacific ex Japan	0.4	9.7

Other[3]	1.3	–

Cash	1.6	–

1MSCI All Country World ex US Small Cap Index; 2Includes countries with less-developed markets outside the Index; 3Includes companies classified in countries outside the Index.

were not implicated in the crashes, the event had a material impact on its profitability and growth. In 2020, the pandemic caused passenger air traffic to plummet 60%, the most severe downturn the industry had ever suffered.

Through all of these external challenges, Senior’s management kept its debt load manageable and kept generating free cash flow throughout the pandemic. By mid-2021, as its stock languished, a private equity firm made an opportunistic bid to acquire Senior. We were glad, and still are, that management rejected the offer as well as subsequent bids that substantially undervalued the company. In 2022, Senior’s sales increased nearly 30% and operating profits tripled. The company has been working to create more balance between its two important customers Boeing and Airbus, especially after Boeing paused delivery of the 737MAX a second time in April 2022. We think Senior will continue to withstand its sometimes-turbulent environment to produce long-term growth and offer meaningful upside to the share price.

Sometimes the evaluation of management is even less straightforward and involves balancing various factors. Indeed, no company is perfect. On one hand, Paradox Interactive, a Swedish video-game publisher, is a prime example of the value created by a management strategy that’s aligned with a business’s core competitive advantage. On the other hand, Paradox hasn’t been immune from the sexism that pervades the video-game industry, which is another consideration in our assessment of corporate leadership.

Paradox entered the video-game market in the early 2000’s creating war-strategy games with historical themes, part of a genre called grand-strategy games. Paradox Entertainment set a new goal of becoming a leader in AAA video games—bigger-budget titles for which the competition is fierce. Management hired an outside consultant, Fredrik Wester, but then rejected his advice to stick with the competitive advantage the company was developing in the grand-strategy niche. By 2004 management had nearly shuttered the gaming division and Wester purchased the unit, forming what is now Paradox Interactive, a US$2.7 billion company.

Wester stepped down as CEO in 2018 but was reinstated by the board in 2021 in order to pivot back to its core strengths. Wester, who owns a third of the common stock, quickly brought costs back under control and said that moving forward, Paradox would prioritize “a couple of niches where we’re dominant and where we do a good job.” We welcome his return and the focus he’s brought back to the company. It’s only been a year, but profits reached new highs in 2022.

While Paradox makes progress on the operational front, it’s also working on its culture. After employee complaints of workplace sexual harassment and gender discrimination came to light, Paradox hired a third-party auditor resulting

30

in improvements to its human-resources policies pertaining to harassment and victimization. We were pleased with Paradox’s response and remain actively engaged with the company on this important topic. We look forward to continued progress to ensure Paradox remains a high-quality holding worthy of our portfolio.

Portfolio Highlights

Quality management teams lead both of our Portfolio’s new IT holdings. In the first half of the fiscal year we added to IT with the purchase of German software vendor, Nemetschek and Chinese laser control system maker, Friendess. Nemetschek is a provider of building and information modeling (BIM) software with a leading position in European markets, and importantly, a commitment to operating with Open BIM protocols, which ensures interoperability. Nemetschek maintains its competitive advantage through a differentiated product offering and strong customer relationships. Friendess is the leading Chinese maker of control systems for lasers, which guide lasers precisely

Ten Largest Holdings by Weight at April 30, 2023

Company	Sector	Market	%

Senior	Industrials	United Kingdom	2.5

Rubis	Utilities	France	2.5

Hoa Phat Group	Materials	Vietnam	2.3

Alten	Info Technology	France	2.2

Megacable	Comm Services	Mexico	2.2

Keywords Studios	Info Technology	United Kingdom	2.2

Dechra	Health Care	United Kingdom	2.1

LEM Holdings	Info Technology	Switzerland	2.1

Paradox Interactive	Comm Services	Sweden	2.1

SimCorp	Info Technology	Denmark	2.0

as they cut through and weld materials during automated manufacturing processes. With the reopening of China, we believe that the company can reach a larger market with its technology because it is interoperability with different equipment.

Please read the separate disclosures page for important information,

including the risks of investing in the Portfolio.

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Emerging Markets Portfolio
Individual Investors: HLEMX | Institutional Investors: HLMEX and HLEZX

Portfolio Management Team

Pradipta Chakrabortty Co-Lead Portfolio Manager Scott Crawshaw Co-Lead Portfolio Manager Lee Gao, CFA Portfolio Manager Richard Schmidt, CFA Portfolio Manager

Performance Summary

The Emerging Markets Portfolio (Advisor Class) and Institutional Emerging Markets Portfolios (Institutional Class and Institutional Class Z)—collectively, the “Portfolios”—are managed in strict accordance with Harding Loevner’s Emerging Markets Equity strategy model portfolio. Therefore, the Portfolios have highly similar holdings and characteristics. We have provided a single commentary to cover the Portfolios. The specific performance and characteristics of each are presented separately in the tables that follow.

For the Emerging Markets Portfolio, the Advisor Class rose 14.06% (net of fees and expenses) in the six-month period ended April 30, 2023. For the Institutional Emerging Markets Portfolio, the Institutional Class rose 14.03% and Institutional Class Z rose 14.10% in this period. The Portfolios’ benchmark, the MSCI Emerging Markets Index, rose 16.36% (net of source taxes).

Market Review

The new fiscal year started strong, with the MSCI EM Index rising nearly 25% through the end of January amid early signs of easing inflation in the US and China’s decision to loosen its “zero-COVID” policy. This policy had forced widespread lockdowns across the country and slowed the economy, so the government’s sudden pivot to end it sent Chinese shares rallying.

Fund Facts at April 30, 2023

Sales Charge	None

Number of Holdings	81

Dividend Policy	Annual

	Individual Investors	Institutional Investors

Total Net Assets	$1,224.9M	$2,398.0M

Turnover (5 Yr. Avg.)	25%	22%

	Advisor Class	Inst. Class	Inst. Class Z

Ticker	HLEMX	HLMEX	HLEZX

CUSIP	412295305	412295701	412295693

Inception Date	11/9/1998	10/17/2005	3/5/2014

Minimum Investment	$5,000[1]	$500,000[1]	$10,000,000

Net Expense Ratio[2]	1.19%[3]	1.10%[4]	1.00%[5]

Gross Expense Ratio[2]	1.19%	1.12%	1.04%

1Lower minimums available through certain brokerage firms; 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees; 3Harding Loevner’s contractual agreement caps the net expense ratio at 1.30% through February 28, 2024. The expense ratio (without cap) is applicable to investors; 4The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2024. Harding Loevner’s contractual agreement caps the net expense ratio at 1.10%. The Net Expense Ratio is applicable to investors; 5The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2024. Harding Loevner’s contractual agreement caps the net expense ratio at 1.00%. The Net Expense Ratio is applicable to investors.

Uncertainty returned to stock markets in February, however, when persistent signs of inflation in the US meant the Federal Reserve would stay on guard and a Chinese spy balloon spotted crossing the US (and eventually shot down off the Carolina coast) deflated hopes for a relaxation in US-China tensions. But EM shares rose again in March and April even amid concerns about the health of the global financial system following the sudden collapse of prominent banks in California (Silicon Valley Bank and First Republic Bank) and Switzerland (Credit Suisse). Shares of EM banks were relatively resilient.

Regionally, China was the best-performing large market in the six-month period. Shares were buoyed by new government stimulus policies and, as Xi Jinping formally commenced his third term as president, Chinese officials’ expressions of support for the rapid development of the domestic tech sector. In addition, internet giants Alibaba and JD.com both announced grand restructuring plans to spin off some business units into separate entities, which the market applauded. Taiwan and South Korea also outperformed the broad market, with help from their semiconductor stocks.

Elsewhere in Asia, India was a notable laggard, reflecting a slowdown in global demand, especially for IT services, as well as the plummeting stocks for billionaire Gautam Adani’s

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Performance (% Total Return)

	For periods ended March 31, 2023							For periods ended April 30, 2023

	1 Year	3 Years	5 Years	10 Years	Since Inception*			1 Year	3 Years	5 Years	10 Years	Since Inception*
					Nov-98	Oct-05	Mar-14					Nov-98	Oct-05	Mar-14

Emerging Markets Portfolio – Advisor Class	-9.25	4.36	-4.15	1.34	8.65			-1.89	1.26	-3.66	1.03	8.58

Inst. Emerging Markets Portfolio – Inst. Class	-9.23	4.34	-4.08	1.41		4.64		-1.88	1.26	-3.59	1.11		4.57

Inst. Emerging Markets Portfolio – Inst. Class Z	-9.13	4.46	-3.96	–			1.46	-1.78	1.38	-3.46	–			1.36

MSCI Emerging Markets Index	-10.70	7.83	-0.91	2.00	–	5.15	2.79	-6.51	4.32	-1.05	1.80	–	5.06	2.64

Returns are annualized for periods greater than 1 year. *Inception of the Advisor Class, November 9, 1998. Inception of Institutional Class, October 17, 2005. Inception of Class Z, March 5, 2014. Index performance prior to January 1, 2001 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

group of companies. US-based short seller Hindenburg Research released a damning report containing numerous accusations against the Adani Group, such as accounting fraud and share-price manipulation to help obtain excessive leverage, putting the group on precarious footing. (The Adani Group denied all charges.)

In Latin America, strong returns in Mexico were led by mining and industrials companies, including airport operators that have benefited from an influx of tourists as the pandemic becomes less of a hindrance to travel. The decline in the oil price over the six months hurt the commodity-heavy Middle East region as well as Brazil.

Every sector was positive in the first half of the fiscal year with the exception of Utilities. Communication Services shares led the pack, spurred by strong stock performance from China’s largest game developers (including Tencent and NetEase) as the industry regulator, which had been quite restrictive, began approving more new games, including titles that were first developed overseas. The Information Technology (IT) sector outperformed thanks to a rally in semiconductor stocks. Demand from high-performance-computing customers and developers of ChatGPT-type large language models may increase demand for chipmakers.

Utilities were dragged down by the Adani Group’s listings in the sector. Health Care underperformed the index due to a little-known connection between Silicon Valley Bank and Chinese health care companies such as WuXi Biologics. In the wake of the bank’s collapse, early-stage biotechnology companies may struggle to secure funding for their drug-discovery programs, which could quell demand for pharmaceutical research and development services, such as those provided by WuXi Biologics.

Performance Attribution

The Portfolios underperformed the MSCI EM Index primarily due to poor stock selection in Consumer Discretionary and

IT and the Portfolios’ underweight in the strong-performing Communication Services sector.

In Consumer Discretionary, concern over the financial health of Brazilian consumers—after local banks reported a rise in non-performing loans—hurt shares of our retail holdings Magazine Luiza and Lojas Renner. Yet the competitive landscape for Magazine Luiza improved during this period following the bankruptcy of its ecommerce rival, Americanas, amid an accounting scandal. In IT, Chinese solar equipment manufacturer LONGi lagged due to worries over increasing competition in solar modules as well as fears that rising prices for polysilicon—a key material for LONGi’s solar panels—could push up costs along the solar-equipment supply chain to levels uneconomical for utility-scale installations in China. A restrained near-term growth outlook weighed on shares of IT services provider EPAM, with the company seeing weaker demand from some of its customers in the US since the failure of SVB.

Returns were helped by good stocks in Financials and Utilities. Shares of Asian insurers AIA Group and Ping An Insurance were strong; both companies are set to benefit from China abandoning its strict pandemic policies. Unencumbered by sporadic lockdowns, insurance agents are able to fully engage with prospective customers, enabling a rebound in sales of life and critical-illness protection insurance, their highest-margin products.

By region, the Portfolio lagged in Latin America primarily due to weak Brazilian holdings as well our overweight to this market. EPAM shows up as a large detractor in developed markets. The company is listed in the US, but its engineers are primarily based in emerging market-countries in Europe. The Portfolio’s underweight to the Middle East was helpful.

Perspective and Outlook

Ultra-low interest rates give management teams the opportunity to make aggressive capital-allocation decisions

33

with relatively little risk—just as long as rates remain low. Once rates go up, though, the doors to financing swing less freely, and the risks associated with those earlier decisions become clear. This means that cash-generative companies have the flexibility to weather sudden rate increases and slowing economies, while businesses that depend on repeated external financing get squeezed.

Localiza, Brazil’s leader in the capital-intensive rental-car industry and a holding since early 2019, exemplifies the type of disciplined financial management we seek. In addition to benefiting from substantial scale in a market with few competitors, the company is focused on sustaining attractive returns on invested capital. Localiza has demonstrated it recognizes that managing a growth business sometimes means taking the foot off the gas pedal if returns on certain investments look unattractive.

During the pandemic, used car prices rose significantly, driven by supply shortages and lower borrowing costs in markets such as Brazil, where the benchmark interest rate bottomed out at 2%. Like its peers, Localiza enjoyed a sudden windfall from selling its used cars during that time. But rather than deploying those supernormal profits to expand its fleet at inflated prices, Localiza’s management waited for the car market to cool off. As a result of its discipline, the company should be able to increase earnings by nearly 50% this year and expand its fleet at much better prices.

Contrast that with Movida, another leading Brazilian car-rental company but one with historically weaker free cash flow (one reason we don’t own the stock). Movida shifted into high gear during the pandemic and used its higher profits to buy more new cars than usual at elevated prices. This spending spree has since left the company with a weakened balance sheet and the prospect of having to refinance its debt at what are now significantly higher rates. Furthermore, Movida is now unable to grow its fleet as car prices come down, and consensus estimates imply that earnings will drop by 40% this year.

Maruti Suzuki, which makes nearly half of India’s cars, is another holding that’s similarly committed to its financial strength. Even though Maruti is investing steadily for growth in a market that is still in the early stages of car adoption, management has built a balance-sheet fortress full of cash. Hypothetically, the company would be able to keep its offices and plants open and survive for almost a decade without selling a single car. This financial strength is enabled by a lean expense structure and a capital-expenditure strategy that has generated positive free cash flow in all but two of the past 20 years, even through several industry downturns.

Maruti’s managers are prudent spenders, preferring to enter into contracts with Japan’s Suzuki and Toyota to produce certain new car models (including electric vehicles) rather than taking on the cost of those plants itself. This allows

Maruti to instead focus on marketing and selling the vehicles, all the while gaining manufacturing experience through its partners, so that it may be in a better position to make EV investments on its own once the technologies mature and demand picks up.

Any discussion of the pitfalls of excessive reliance on external financing is incomplete without mentioning the Adani Group, which provided an especially stark illustration this period. Setting aside the allegations of accounting fraud (time will tell if such allegations have merit), another concern with the Adani Group is that its companies have operated for long periods with negative free cash flow, putting them at the mercy of capital markets. For example, Adani Green Energy has pursued rapid growth by developing solar farms in a country perennially short of electricity supply. However, the company has invested so aggressively over the past seven years that its cumulative operating cash flow during that time covered less than 3% of its capital expenditures. Adani Green Energy

Portfolio Positioning (% Weight) at April 30, 2023

Sector	Advisor HLEMX	Institutional HLMEX / HLEZX	Benchmark[1]

Comm Services	7.1	7.1	10.1

Cons Discretionary	17.8	17.8	13.1

Cons Staples	6.2	6.3	6.4

Energy	1.5	1.6	5.0

Financials	25.3	25.5	22.2

Health Care	3.1	3.1	3.9

Industrials	11.7	11.8	6.2

Info Technology	21.0	20.9	19.7

Materials	0.9	0.9	8.8

Real Estate	2.7	2.7	1.9

Utilities	1.2	1.1	2.7

Cash	1.5	1.2	–

Geography	Advisor HLEMX	Institutional HLMEX / HLEZX	Benchmark[1]

China + Hong Kong[2]	31.9	32.0	31.4

India	12.3	12.3	13.7

South Korea	8.7	8.6	12.0

Taiwan	11.9	11.9	14.8

Rest of Asia	5.1	5.1	6.3

Africa	2.2	2.2	3.6

Europe	0.9	0.9	2.2

Latin America	13.3	13.4	8.7

Middle East	3.5	3.6	7.3

Frontier Markets[3]	2.5	2.5	–

Developed Markets Listed[4]	6.2	6.3	–

Cash	1.5	1.2	–

1MSCI Emerging Markets Index; 2The Emerging Markets Portfolio’s end weight in China at April 30, 2023 is 28.4% and Hong Kong is 3.4%. The Benchmark does not include Hong Kong; 3Includes countries with less-developed markets outside the Index; 4Includes emerging markets or frontier markets companies listed in developed markets, excluding Hong Kong.

34

will likely need to continue calling upon external providers of capital when refinancing or raising new funds, and the Adani Group’s tribulations demonstrated, those lenders and investors can be quite fickle.

We find higher and more sustainable returns in solar companies that exhibit disciplined capital allocation, such as China’s LONGi, which is the largest maker of solar panels for solar farms, including those developed by Adani Green Energy. While LONGi invests aggressively in its growth, it has spent only about 40% of its cumulative operating cash flow over the past seven years on capital expenditures. Less reliance on external funding insulates the business from fluctuations in interest rates.

Portfolio Highlights

Growing stress in the banking industry, both in the US and Europe, was on display in March 2023. Rapid interest-rate hikes created large unrealized losses for some banks’ securities portfolios, a vulnerability that in some cases coincided with customer panic and an exodus of deposits. We do not think these events will have much direct impact on our EM companies.

Our owned EM banks operate with adequate buffers above their central bank regulatory requirements with respect to capital ratios and liquidity. Many have also dealt with high inflation and volatile interest-rate cycles in the past, resulting in careful risk-management practices that would avoid asset-liability mismatches on their balance sheets and better prepare them for such cycles. We estimate the duration of their loan books and securities portfolios are generally much shorter compared with those of the troubled US banks, which allows faster repricing of assets as rates rise. We also estimate that they generally have a significantly larger proportion of floating-rate loans that reprice with higher interest rates. Finally, unlike the failed US banks that had a concentrated makeup of customers carrying large balances, our EM banks tend to have a high proportion of small, low-cost deposits that are collected from a large and diverse depositor base from across their branch networks.

Nevertheless, high interest rates in countries experiencing inflationary pressures could lead to deteriorating asset-quality metrics and rising non-performing loans for their banks. While the banks in our portfolio are better positioned to steer through this interest-rate cycle and have done a good job of managing their asset quality, we continue to watch them closely for any signs of weakness.

We also continue to seek compelling long-term opportunities in Financials. For example, fintech is becoming an area of enormous opportunity in smaller emerging and frontier countries. We opted to buy Kaspi.kz, a high-quality business in Kazakhstan on the forefront of this fintech revolution.

Ten Largest Holdings by Weight at April 30, 2023

Company	Sector	Market	Advisor HLEMX	Institutional HLMEX / HLEZX

TSMC	Info Technology	Taiwan	5.4	5.3

Samsung Electronics	Info Technology	South Korea	5.1	5.1

Tencent	Comm Services	China	4.2	4.1

Tata Consultancy Services	Info Technology	India	3.0	3.0

HDFC Bank	Financials	India	2.9	2.9

Emaar Properties	Real Estate	UAE	2.5	2.5

AirTAC	Industrials	Taiwan	2.3	2.4

Ping An Insurance	Financials	China	2.2	2.3

HDFC Corp.	Financials	India	2.2	2.2

Maruti Suzuki	Cons Discretionary	India	2.2	2.1

Kaspi delivered cash flow return on equity in excess of 60% in each of the past three years. Its digital ecosystem encompasses payments solutions, an e-commerce marketplace, and retail lending, all of which reside on its “super-app.” It is not only Kazakhstan’s largest digital-payments provider (with a 67% market share) but also the largest e-commerce company and largest unsecured retail lender.

Over the past five years, profits increased at a compounded rate of 33% (in US dollars), and we expect rapid growth to continue alongside rising penetration of digital payments and e-commerce in Kazakhstan. To further monetize its user base and boost growth, the company has been adding new services such as travel bookings and online grocery shopping.

In IT services, uncertain macroeconomic conditions in the US and Europe are causing corporate customers to delay new projects. We expect this slowdown to be short-lived, so when shares of Argentina-based Globant fell to attractive levels, we took the opportunity to initiate a new position.

Over the past few years, with extra incentive provided by the pandemic, businesses have embarked on major digital-transformation initiatives to facilitate better interactions with their customers, trade partners, and employees. Globant, through its highly skilled yet competitively priced global talent pool based primarily in Latin America and Asia, is helping customers improve their digital interactions. One such customer is Disney, whose popular Disney+ streaming-TV service Globant played a key role in developing and launching. We expect strong earnings growth over the next decade, due to both rising corporate demand for digital solutions and Globant’s ability to win market share. The company’s strong balance sheet—it maintains a net-cash position—also enables it to invest in new tech capabilities and geographic markets.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

35

Emerging Markets ex China Portfolio
Institutional Investors: HLXCX

Portfolio Management Team

Pradipta Chakrabortty EM Co-Lead Portfolio Manager Scott Crawshaw EM Co-Lead Portfolio Manager Richard Schmidt, CFA EM ex China Portfolio Manager Lee Gao, CFA Portfolio Manager

Performance Summary

The Emerging Markets ex China Portfolio Institutional Class rose 10.42% (net of fees and expenses) in the six-month period ended April 30, 2023. The Portfolio’s benchmark, the MSCI Emerging Markets ex China Index, rose 9.34% (net of source taxes).

Market Review

The new fiscal year started strong, with the MSCI EM ex China Index rising over 12% through the end of January amid early signs of easing inflation in the US and China’s decision to loosen its “zero-COVID” policy.

Uncertainty returned to stock markets in February, however, when persistent signs of inflation meant central banks would stay on guard and a Chinese spy balloon spotted crossing the US (and eventually shot down off the Carolina coast) deflated hopes for a relaxation in US-China tensions. But EM shares rose again in March and April even amid concerns about the health of the global financial system following the sudden collapse of prominent banks in California (Silicon Valley Bank and First Republic Bank) and Switzerland (Credit Suisse). Shares of EM banks were relatively resilient.

On a regional basis, Europe was the best performing, up over 32% fiscal year to date. Every country in Europe came out ahead after a mild winter helped the region avert an energy crisis, a feared consequence of it spurning Russian oil and gas supplies. European currencies recouped

Fund Facts at April 30, 2023

Total Net Assets	$3.5M

Sales Charge	None

Number of Holdings	51

Turnover (5 Yr. Avg.)	–

Dividend Policy	Annual

Institutional Investors

Ticker	HLXCX

CUSIP	29104D105

Inception Date	09/14/2022

Minimum Investment	$100,000[1]

Net Expense Ratio[2]	1.10%[3]

Gross Expense Ratio[2]	5.95%

1Lower minimums available through certain brokerage firms; 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees; 3The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2024. Harding Loevner’s contractual agreement caps the net expense ratio at 1.10%. The Net Expense Ratio is applicable to investors.

much of the losses they suffered against the US dollar in the aftermath of Russia’s invasion of Ukraine aided by a weakening dollar as the US Federal Reserve slows its pace of monetary tightening in response to cooling inflation.

In North Asia, Taiwan and South Korea also significantly outperformed the broad market, with help from their semiconductor stocks. Elsewhere in Asia, India was a notable laggard, reflecting a slowdown in global demand, especially for IT services, as well as the plummeting stocks for billionaire Gautam Adani’s group of companies. US-based short seller Hindenburg Research released a damning report containing numerous accusations against the Adani Group, such as accounting fraud and share-price manipulation to help obtain extensive leverage, putting the group on precarious footing. (The Adani Group denied all charges.)

In Latin America, strong returns in Mexico were led by mining and industrial companies, including airport operators that have benefited from an influx of tourists as the pandemic becomes less of a hindrance to travel. The decline in the oil price over the six months hurt the commodity-heavy Middle East region as well as Brazil.

Every sector was positive in the first half of the fiscal year with the exception of Utilities and Health Care. The Information Technology (IT) sector outperformed thanks to a rally in semiconductor stocks as the market anticipated that demand from high-performance-computing customers and

36

Performance (% Total Return)

	For periods ended March 31, 2023			For periods ended April 30, 2023

	Calendar YTD	1 Year	Since Inception*	Calendar YTD	1 Year	Since Inception*

Emerging Markets ex China Portfolio – Inst. Class	4.60	–	5.17	7.29	–	7.88

MSCI Emerging Markets ex China Index	3.60	–	2.52	4.44	–	3.36

*Inception date: September 14, 2022.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

developers of ChatGPT-type large language models may increase sales for chipmakers. Utilities were dragged down by the Adani Group’s listings in the sector. Energy also underperformed the broad market, hurt by declining oil prices.

Performance and Attribution

The Portfolio outperformed the MSCI EM ex China Index primarily due to good stock selection in Consumer Staples and Financials and the Portfolio’s underweight in the weak-performing Utilities sector. Bank of Georgia and Bank Rakyat were the two biggest contributors in Financials. Unlike the failed US banks, with a concentrated cohort of customers carrying large balances, our EM banks tend to have a high proportion of small, low-cost deposits collected from a large and diverse depositor base.

Consumer Staples was helped by strong performance by Coca-Cola HBC and FEMSA. FEMSA rallied after announcing a strategic review to refocus the company on its strongest businesses and divest non-core assets, punctuated by cutting its minority stake in Heineken. FEMSA will focus on its core retail and bottling businesses as well as growing its digital financial services by using its vast network of convenience stores to expand its presence in the financial services and remittances market to customers.

In Consumer Discretionary, concern over the financial health of Brazilian consumers—after local banks reported a rise in non-performing loans—hurt shares of our retail holdings Magazine Luiza and Lojas Renner. Yet the competitive landscape for Magazine Luiza improved this period following the bankruptcy of an ecommerce rival, Americanas, amid an accounting scandal. IT was hurt by poor performance of EPAM as a restrained near-term growth outlook weighed on its share price.

By region, good stocks in India and the Portfolio’s underweight to this market were strong contributors in the fiscal year to date. The Portfolio’s underweight to the Middle East was also helpful. Taiwan featured the Portfolio’s biggest contributor, AirTAC. A maker of pneumatic machinery components, AirTAC forecast market share gains and strong revenue growth and order momentum in both their energy and lighting division and battery business.

The Portfolio lagged in Latin America primarily due to weak Brazilian holdings as well as our overweight to this market. Software-engineering company, EPAM was the largest detractor in developed markets. The company is listed in the US, but its engineers are primarily based in emerging market countries in Europe. EPAM signaled a more cautious outlook for growth and cost pressures related to the geographic reconfiguration of its East European engineering workforce in the wake of the war in Ukraine. Poor stocks in Africa hurt performance. Clicks Group, a leading health, beauty and wellness retailer and the largest retail pharmacy chain in South Africa, saw slower growth in sales following a sharp fall in COVID-19 vaccinations.

Perspective and Outlook

Ultra-low interest rates give management teams the opportunity to make aggressive capital allocation decisions with relatively little risk—just as long as rates remain low. Once rates go up, though, the doors to financing swing less freely, and the risks associated with those earlier decisions become clear. This means that cash-generative companies have the flexibility to weather sudden rate increases and slowing economies, while businesses that depend on repeated external financing get squeezed.

Localiza, Brazil’s leader in the capital-intensive rental-car industry exemplifies the type of disciplined financial management we seek. In addition to benefiting from substantial scale in a market with few competitors, the company is focused on sustaining attractive returns on invested capital. Localiza has demonstrated it recognizes that managing a growth business sometimes means taking the foot off the gas pedal if returns on certain investments look unattractive.

During the pandemic, used car prices rose significantly, driven by supply shortages and lower borrowing costs in markets such as Brazil, where the benchmark interest

37

rate bottomed out at 2%. Like its peers, Localiza enjoyed a sudden windfall from selling its used cars during that time. But rather than deploying those supernormal profits to expand its fleet at inflated prices, Localiza’s management waited for the car market to cool off. As a result of its discipline, the company should be able to increase earnings by nearly 50% this year and expand its fleet at much better prices.

Contrast that with Movida, another leading Brazilian car-rental company but one with historically weaker free cash flow (one reason we don’t own the stock). Movida shifted into high gear during the pandemic and used its higher profits to buy more new cars than usual at elevated prices. This spending spree has since left the company with a weakened balance sheet and the prospect of having to refinance its debt at what are now significantly higher rates. Furthermore, Movida is now unable to grow its fleet as car prices come down, and consensus estimates imply that earnings will drop by 40% this year.

Maruti Suzuki, which makes nearly half of India’s cars, is another holding that’s similarly committed to its financial strength. Even though Maruti is investing steadily for growth in a market that is still in the early stages of car adoption, management has built a balance-sheet fortress full of cash. Hypothetically, the company would be able to keep its offices and plants open and survive for almost a decade without selling a single car. This financial strength is enabled by a lean expense structure and a capital-expenditure strategy that has generated positive free cash flow in all but two of the past 20 years, even through several industry downturns.

Maruti’s managers are prudent spenders, preferring to enter into contracts with Japan’s Suzuki and Toyota to produce certain new car models (including electric vehicles) rather than taking on the cost of those plants itself. This allows Maruti to instead focus on marketing and selling the vehicles, all the while gaining manufacturing experience through its partners, so that it may be in a better position to make EV investments on its own once the technologies mature and demand picks up.

Any discussion of the pitfalls of excessive reliance on external financing is incomplete without mentioning the Adani Group, which provided an especially stark illustration this period. Setting aside the allegations of accounting fraud (time will tell if such allegations have merit), another concern with the Adani Group is that its companies have operated for long periods with negative free cash flow, putting them at the mercy of capital markets. For example, Adani Green Energy has pursued rapid growth by developing solar farms in a country perennially short of electricity supply. However, the company has invested so aggressively over the past seven years that its cumulative operating cash flow during that time covered less than 3%

of its capital expenditures. Adani Green Energy will likely need to continue calling upon external providers of capital when refinancing or raising new funds, and the Adani Group’s tribulations demonstrated, those lenders and investors can be quite fickle.

Portfolio Highlights

Growing stress in the banking industry, both in the US and Europe, was on display in March 2023. Rapid interest-rate hikes created large unrealized losses for some banks’ securities portfolios, a vulnerability that in some cases coincided with customer panic and an exodus of deposits. We do not think these events will have much direct impact on our EM companies.

Our owned EM banks operate with adequate buffers above their central bank regulatory requirements with respect to capital ratios and liquidity. Many have also dealt with high inflation and volatile interest-rate cycles in the past,

Portfolio Positioning (% Weight) at April 30, 2023

Sector	Portfolio	Benchmark[1]

Comm Services	5.1	5.9

Cons Discretionary	10.3	6.5

Cons Staples	11.8	6.7

Energy	2.8	5.9

Financials	23.8	24.5

Health Care	3.2	2.9

Industrials	11.2	6.3

Info Technology	23.4	26.0

Materials	1.6	11.2

Real Estate	2.9	1.3

Utilities	0.0	2.8

Cash	3.9	–
Geography	Portfolio	Benchmark[1]

India	15.4	20.0

South Korea	11.3	17.4

Taiwan	16.4	21.5

Rest of Asia	10.0	9.2

Africa	4.5	5.3

Europe	1.0	3.2

Latin America	18.7	12.7

Middle East	5.2	10.7

Frontier Markets[2]	2.9	–

Developed Markets Listed[3]	10.7	–

Cash	3.9	–

1MSCI Emerging Markets ex China Index; 2Includes countries with less-developed markets outside the Index; 3Includes emerging markets or frontier markets companies listed in developed markets.

38

resulting in careful risk-management practices that would avoid asset-liability mismatches on their balance sheets and better prepare them for such cycles. We estimate the duration of their loan books and securities portfolios are generally much shorter compared with those of the troubled US banks, which allows faster repricing of assets as rates rise. We also estimate that they generally have a significantly larger proportion of floating-rate loans that reprice with higher interest rates. Finally, unlike the failed US banks that had a concentrated makeup of customers carrying large balances, our EM banks tend to have a high proportion of small, low-cost deposits that are collected from a large and diverse depositor base from across their branch networks.

Nevertheless, high interest rates in countries experiencing inflationary pressures could lead to deteriorating asset-quality metrics and rising non-performing loans for their banks. While the banks in our portfolio are better positioned to steer through this interest-rate cycle and have done a good job of managing their asset quality, we continue to watch them closely for any signs of weakness.

We also continue to seek compelling long-term opportunities in Financials. For example, fintech is becoming an area of enormous opportunity in smaller emerging and frontier countries. We opted to buy Kaspi.kz, a high-quality business in Kazakhstan on the forefront of this fintech revolution. Kaspi delivered cash flow return on equity in excess of 60% in each of the past three years. Its digital ecosystem encompasses payments solutions, an e-commerce marketplace, and retail lending, all of which reside on its “super-app.” It is not only Kazakhstan’s largest digital-payments provider (with a 67% market share) but also the largest e-commerce company and largest unsecured retail lender.

Over the past five years, profits increased at a compounded rate of 33% (in US dollars), and we expect rapid growth to continue alongside rising penetration of digital payments and e-commerce in Kazakhstan. To further monetize

Ten Largest Holdings by Weight at April 30, 2023

Company	Sector	Market	%

Samsung Electronics	Info Technology	South Korea	5.0

TSMC	Info Technology	Taiwan	4.7

AirTAC	Industrials	Taiwan	4.2

Tata Consultancy Services	Info Technology	India	4.0

Emaar Properties	Real Estate	United Arab Emirates	2.9

Walmart de México	Cons Staples	Mexico	2.9

Coca-Cola HBC	Cons Staples	United Kingdom	2.8

Eclat Textile	Cons Discretionary	Taiwan	2.7

HDFC Bank	Financials	India	2.7

HDFC Corp.	Financials	India	2.7

its user base and boost growth, the company has been adding new services such as travel bookings and online grocery shopping.

In IT services, uncertain macroeconomic conditions in the US and Europe are causing corporate customers to delay new projects. We expect this slowdown to be short-lived, so when shares of Argentina-based Globant fell to attractive levels, we took the opportunity to initiate a new position.

Over the past few years, with extra incentive provided by the pandemic, businesses have embarked on major digital-transformation initiatives to facilitate better interactions with their customers, trade partners, and employees. Globant, through its highly skilled yet competitively priced global talent pool based primarily in Latin America and Asia, is helping customers improve their digital interactions. One such customer is Disney, whose popular Disney+ streaming-TV service Globant played a key role in developing and launching. We expect strong earnings growth over the next decade, due to both rising corporate demand for digital solutions and Globant’s ability to win market share. The company’s strong balance sheet—it maintains a net-cash position—also enables it to invest in new tech capabilities and geographic markets.

Please read the separate disclosures page for important information,

including the risks of investing in the Portfolio.

39

Chinese Equity Portfolio
Institutional Investors: HLMCX

Portfolio Management Team

Pradipta Chakrabortty

Co-Lead Portfolio Manager

Wenting Shen, CFA

Co-Lead Portfolio Manager

Jingyi Li

Portfolio Manager

Fund Facts at April 30, 2023

Total Net Assets	$3.2M

Sales Charge	None

Number of Holdings	54

Turnover (5 Yr. Avg.)	–

Dividend Policy	Annual

Institutional Investors

Ticker	HLMCX

CUSIP	412295685

Inception Date	12/16/2020

Minimum Investment	$100,000[1]

Net Expense Ratio[2]	1.15%[3]

Gross Expense Ratio[2]	4.01%

1Lower minimums available through certain brokerage firms; 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees; 3The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2024. Harding Loevner’s contractual agreement caps the net expense ratio at 1.15%. The Net Expense Ratio is applicable to investors.

Performance Summary

The Chinese Equity Portfolio Institutional Class rose 24.18% (net of fees and expenses) in the six-month period ended April 30, 2023. The Portfolio’s benchmark, the MSCI China All Shares Index, rose 27.35% (net of source taxes).

Market Review

Markets in China rallied at the start of the fiscal year, rising over 40% until the end of January, in response to the Chinese government’s decisions to reverse two policies that had been dragging down economic growth and consumer confidence—real estate tightening and COVID-19 controls. Since late 2021, the unprecedented tightening on real estate financing and purchases had driven many large privately owned Chinese developers into distress. Over the span of a few weeks in November 2022, officials eased access to credit and equity markets, expanded the list of surviving private developers whose bond issuances would be publicly insured, directed large state-owned banks to lend to the sector, and empowered cities to loosen restrictions on purchases by non-residents. Shares of privately owned property developers, management companies, and related companies more than doubled on the news.

Around the same time, policymakers began to phase out the zero-COVID policy that had been in place for nearly all of the pandemic, first by shortening quarantine periods and then by renewing a large-scale vaccination campaign in mid-November. However, as lockdowns became more widespread to “flatten the curve” for the winter without a clear end in sight, public expressions of displeasure spread across multiple cities. Within a week, the central government abruptly accelerated the pace of reopening, abolishing the nationwide system of travel restrictions, centralized quarantine requirements, compulsory mass testing, and lockdowns. Effective January 2023, authorities also rescinded border restrictions, easing quarantine requirements for travelers entering China as well as restrictions on non-essential travel outside of China.

As the speed and extent of the reopening became clear, consumer-driven companies outperformed, especially those depending on travel and in-person activities, as investors looked beyond the near-term disruption of what is likely to become the largest wave of COVID-19 infections in China to date.

Fresh from gaining a third five-year term, President Xi Jinping accompanied China’s domestic reopening with a return to in-person diplomacy. Xi met leaders from several major trading partners, including the United States and Germany, for the first time in more than three years. Across the Taiwan Strait, the opposition Chinese Nationalist Party (KMT) won decisive victories in local elections, and its potential candidate for the presidency in 2024 widened his lead in polls, raising the possibility of a less fraught cross-strait relationship after well-noted tensions earlier in the year. Equity markets in Taiwan, home to many mainland-focused companies such as AirTAC, rallied in response.

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Performance (% Total Return)

	For periods ended March 31, 2023		For periods ended April 30, 2023
	1 Year	Since Inception*	1 Year	Since Inception*

Chinese Equity Portfolio – Inst. Class	-6.02	-16.35	-4.68	-17.97

MSCI China All Shares Index	-6.44	-13.32	-4.05	-14.33

Returns are annualized for periods greater than 1 year. *Inception date: December 16, 2020.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

After January, investors’ enthusiasm for the post-COVID reopening began to moderate, and markets edged downward. While Chinese citizens were happy to socialize in person once again, overall domestic consumer confidence was dampened by uncertainties such as the 17% unemployment rate of urban youth (ages 16–24), a similar level as during the early part of the pandemic in 2020. And while domestic travel rebounded strongly, cross-border travel was yet to return to pre-pandemic levels due to fewer available flights, as well as visa limitations and COVID-19 testing requirements maintained by other countries.

In March and April, international markets were roiled by the collapse of Silicon Valley Bank (SVB) in the United States and Credit Suisse in Europe. China’s banking system is unlikely to face spillover effects from these events given that the largest Chinese banks have less than 2% of their total assets in US subsidiaries, and minimal direct exposure to either SVB or US startups. Other Chinese financial companies, including insurers such as AIA Group and Ping An Insurance, also have negligible direct exposure. SVB was a significant lender to innovative early-stage biotech companies; more significant deterioration in venture capital markets could slow down drug discovery pipelines, thus impacting the growth outlook for Chinese contract development and manufacturing organization (CDMO) companies like WuXi Biologics and WuXi Apptec.

Performance Attribution

The Portfolio underperformed the MSCI China All Shares Index in the first half of the fiscal year primarily due to unfavorable sector allocations, determined as always by our bottom-up stock selection decisions.

Our underweight to the booming Communication Services sector and overweight to the lagging Industrials sector were large detractors. Social-media and gaming giant Tencent, whose new games received the company’s first regulatory approvals in 18 months, rallied on prospects of a recovery in advertising spending and a more stable regulatory environment as authorities shifted back to pro-growth policies. However, many low-quality industry peers that we don’t own in Communication Services benefited even more from the same tailwinds.

We also had poor stock selection in Information Technology (IT) where Friendess, StarPower, and LONGi were poor performers. Friendess, which makes control systems that guide lasers as they cut and weld materials during automated manufacturing processes, reported slower-than-usual growth as end buyers delayed or skewed their purchases toward cheaper equipment (using controllers from Friendess’s rivals) during the uncertain growth environment. Business confidence has rebounded after China’s reopening, which should help the company’s growth bounce back this year. StarPower, which manufactures power semiconductors, fell due to concerns over slackening demand for electric vehicles, its main end market. Chinese solar equipment manufacturer LONGi lagged due to worries over increasing competition in solar modules as well as fears that rising prices for polysilicon—a key material for LONGi’s solar panels—could push up costs along the solar-equipment supply chain to levels uneconomical for utility-scale installations in China.

Strong stocks in Industrials and Financials boosted relative returns. Shares of automation company AirTAC benefited from the post-COVID recovery in consumer demand. In Financials, shares of Asian insurers AIA Group and Ping An Insurance were strong; both companies are set to benefit from China abandoning its strict pandemic policies. Unencumbered by sporadic lockdowns, insurance agents are able to fully engage with prospective customers, enabling a rebound in sales of life and critical-illness protection insurance, their highest-margin products.

Perspective and Outlook

The Chinese video-game industry has tripled in size in the last decade to become the largest in the world, with US$45 billion in revenues from 700 million gamers, nearly half the country’s population. But that level of growth may be challenging for Chinese game companies to sustain

41

since domestic market penetration levels are now so high. Chinese firms have already begun to expand operations internationally, with those revenues growing at a 16% compound annual rate between 2018 and 2022 from a low base, surpassing the 6% domestic and 12% global growth rates in games. However, to maintain this rate of revenue growth, Chinese companies will need to gain even more traction outside of China.

Game industry growth outside of China should continue to be driven by mobile games, an area where Chinese firms have an edge over international peers. Today, about 75% of game revenues in China come from mobile, compared with an average of 50% globally. Just as in the Chinese internet world, where mobile apps are normally developed before websites, games in China are developed for mobile ahead of other platforms. The mobile-first tendency was reinforced by the government’s ban on game consoles that was in effect until 2015. By necessity, Chinese game producers became pioneers not just in developing new games that are easy to play on phones, but also in converting popular or complex games from other platforms for mobile use. This expertise puts Chinese game companies a few steps ahead (for now) of established Western developers, who have had to reorganize their businesses and purchase mobile development talent to keep pace.

Our holdings Tencent and NetEase, China’s largest game companies, which command about 50% and 20% of the domestic market, respectively, have some additional advantages as they further expand in non-Chinese markets. First, they are extremely well-capitalized businesses with strong balance sheets that can capably fund their growth ambitions. They also have superior intellectual property (IP) and deep experience developing highly engaging games across multiple genres, which should increase their competitive advantage versus newer entrants, smaller studios, and rival firms in other markets that might excel in creating games only in one narrow niche. Also, both Tencent and NetEase are recognizable brands thanks to their general reputation as blue-chip Chinese firms, as well as their co-development and partnership agreements with Western developers. Finally, mobile games increasingly use the freemium model, in which games can be downloaded for free, but gamers pay for content, avatars, or in-game equipment and upgrades as they play (as opposed to the premium model, which requires users to make a one-time upfront payment when the game is purchased). Both companies were early adopters of freemium and are adept at designing in-game purchases that end up boosting user engagement and enhance, rather than mar, the gaming experience.

Both Tencent and NetEase expect half of their game revenue to come from outside China over the next three to five years, but their approaches to international expansion differ. Tencent has embraced a partnership model whereby it hopes to leverage its experience in working with third-party studios. Tencent’s acquisitions of Riot Games in the US (2015), Supercell in Finland (2016), and its 40% investment in Epic Games (2012), developer of Fortnite and the Unreal Engine, have bolstered its reputation as a dependable investor that preserves creative autonomy for developers.

In contrast, NetEase has elected primarily to pursue a self-produced expansion model due to its prior experience of launching games in international markets. Having achieved some success in making popular games in Japan, the third-largest game market after China and the US, the company is working globally with “star producers,” well-known veterans of the industry, and providing them with plentiful resources and a stable platform. The company adopted this aggressive approach after successfully collaborating with renowned global IP holders to codevelop games like Diablo Immortal and Harry Potter: Magic Awakened for the global market. So far, NetEase has hired 15 studios outside of China and expects to have a total of 24 by year-end. Although this expansion approach is less expensive upfront and some titles are expected to be launched from these studios as early as 2025–2026, this model will take time to bear fruit.

It’s too soon to determine which approach will be successful, and both could certainly work, not by leading to dominant market share or dislodging incumbents but simply by helping Chinese game developers gain bigger footholds in international markets. That said, while prospects are bright, success outside of China is not assured. Distribution outside of China presents challenges. Domestically, both Tencent

Portfolio Positioning (% Weight) at April 30, 2023

Sector	Portfolio	Benchmark[1]

Comm Services	9.3	11.9

Cons Discretionary	22.3	18.5

Cons Staples	7.0	9.3

Energy	0.0	3.1

Financials	7.2	17.3

Health Care	10.5	7.3

Industrials	19.8	10.2

Info Technology	15.3	9.7

Materials	3.3	7.0

Real Estate	0.3	2.7

Utilities	2.2	3.0

Cash	2.8	–

Geography	Portfolio	Benchmark[1]

Mainland China + Hong Kong	93.4	100.0

Other Emerging Markets	3.8	–

Cash	2.8	–

1MSCI China All Shares Index.

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and NetEase develop and publish their games, and enjoy distribution advantages and lower take rates thanks to their strong market share and attractive franchises. Outside of China, they will need to figure out how to get their games to market effectively, especially when their competitive advantage is less established and the bargaining power of their suppliers is much higher.

Portfolio Highlights

In the past six months, we added a new position in Tinci, the leading and most vertically integrated producer of electrolytes. Electrolytes are predominantly liquid gels that carry the electrical charge between the cathodes and anodes of batteries, such as those used in electric vehicles (EVs) and energy storage systems (ESSs). The electrolytes are essential components, accounting for 10%-15% of a typical battery’s cost. Tinci gained leadership in this mostly commoditized market over the past decade by building on its cost advantage through scale, process innovation, and through aggressively backward integrating the production of lithium salts, the key component of electrolytes. Eighty percent of the cost of electrolytes is for lithium salts, with the rest evenly split between other materials like solvents and additives. Tinci and its joint venture partner, Central Glass of Japan, codeveloped production technology for lithium salts that is 15% more efficient and reportedly still three to five years ahead of rival technologies. As a result, Tinci is now the leading global producer, and, by early 2024, it could control nearly half of the global supply.

Tinci’s growth is expected to remain strong due to secular demand for batteries from downstream industries like EVs and ESSs, both of which are still in the rapid growth stage of their life cycles. Moreover, we think that due to its scale and cost advantages, Tinci could continue to consolidate the market for electrolytes and grow alongside key global battery makers, with relatively low risk of displacement. A key risk we are monitoring is the evolution of hydrogen as a storage system, which could become a more viable substitute for large batteries in the next decade and dampen

Ten Largest Holdings by Weight at April 30, 2023

Company	Sector	Market	%

Tencent	Comm Services	Mainland China	5.9

AIA Group	Financials	Hong Kong	3.5

Alibaba	Cons Discretionary	Mainland China	3.2

TravelSky	Info Technology	Mainland China	3.2

Trip.com Group	Cons Discretionary	Mainland China	3.1

Midea Group	Cons Discretionary	Mainland China	2.9

Yili	Cons Staples	Mainland China	2.7

AirTAC	Industrials	Taiwan	2.6

WuXi AppTec	Health Care	Mainland China	2.5

Sanhua Intelligent Controls	Industrials	Mainland China	2.5

demand for both batteries and battery materials such as electrolytes. Hydrogen is a denser store of energy, but the efficiency of producing and consuming it is unacceptably low today. Based on current research, we do not think the cost of hydrogen will fall enough to be a viable substitute in the next five years. And as battery technology continues to advance, there is a possibility that hydrogen storage may never catch up to batteries for most applications.

In IT, we added to solar power equipment maker LONGi and power semiconductor chip maker StarPower, both of which have good long-term growth prospects; in particular, StarPower should benefit from further supply chain localization within China.

We trimmed several of our holdings in Health Care and Industrials. In Health Care, our CDMO stocks WuXi Biologics and Tigermed have continued to report strong earnings, but valuations looked less compelling. In Industrials, we reduced our large exposure to pneumatic components maker AirTAC following the stock’s recent rally. We lowered our position in power-tools maker Techtronic Industries, as valuation looked less appealing and near-term earnings could be impacted by a cyclical slowdown in demand for do-it-yourself power tools.

Please read the separate disclosures page for important information,

including the risks of investing in the Portfolio.

43

Emerging Markets Research Portfolio
Institutional Investors: HLREX

Portfolio Management Team

Edmund Bellord

Portfolio Manager

Moon Surana, CFA

Portfolio Manager

Fund Facts at April 30, 2023

Total Net Assets	$6.7M

Sales Charge	None

Number of Holdings	125

Turnover (5 Yr. Avg.)	52%

Dividend Policy	Annual

Institutional Investors

Ticker	HLREX

CUSIP	412295776

Inception Date	12/19/2016

Minimum Investment	$100,000[1]

Net Expense Ratio[2]	1.15%[3]

Gross Expense Ratio[2]	2.36%

1Lower minimums available through certain brokerage firms; 2 The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees; 3 The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2024. Harding Loevner’s contractual agreement caps the net expense ratio at 1.15%. The Net Expense Ratio is applicable to investors.

Performance Summary

The Emerging Markets Research Portfolio Institutional Class rose 13.45% (net of fees and expenses) in the six-month period ended April 30, 2023. The Portfolio’s benchmark, the MSCI EM + Frontier Markets Index, rose 16.25% (net of source taxes).

Market Review

The new fiscal year started strong for emerging markets (EMs), with the MSCI EM + Frontier Markets Index rising 25% through the end of January amid early signs of easing inflation in the US and China’s decision to loosen its “zero-COVID” policy. This policy had forced widespread lockdowns across the country and slowed the economy, so the government’s pivot to opening back up sent Chinese shares rallying.

In February, uncertainty resurfaced in stock markets as ongoing signs of inflation in the US indicated that the Federal Reserve would remain vigilant. Additionally, tensions between the US and China were exacerbated when a Chinese spy balloon was spotted in US airspace, eventually being shot down off the Carolina coast. This event deflated hopes for a reduction in US-China tensions. However, starting from mid-March through April, shares in EMs experienced a resurgence, even in the midst of concerns surrounding the global financial system’s stability due to the sudden collapse of prominent banks in California (Silicon Valley Bank and First Republic Bank) and Switzerland (Credit Suisse). Notably, shares of EM banks demonstrated relative resilience during this period.

Regionally, China was the best-performing large market in the six-month period. Shares were buoyed by new government stimulus policies and, as Xi Jinping formally commenced his third term as president, Chinese officials’ expressions of support for the rapid development of the domestic tech sector. In addition, internet giants Alibaba and JD.com both announced grand restructuring plans to spin off some business units into separate entities, which the market applauded. Taiwan and South Korea also outperformed the broad market, due to strong performance from the stocks of semiconductor manufacturers.

Elsewhere in Asia, India was a notable laggard, reflecting a slowdown in global demand, especially for IT services, as well as the plummeting stocks for billionaire Gautam Adani’s group of companies. US-based short seller Hindenburg Research released a damning report containing numerous accusations against the Adani Group, such as accounting fraud and share-price manipulation to help obtain excessive leverage, putting the group on precarious footing. (The Adani Group denied all charges.)

In Latin America, strong returns in Mexico were led by mining and industrials companies, including airport operators that have benefited from an influx of tourists as the pandemic becomes less of a hindrance to travel. The decline in the oil price over the six months hurt the commodity-heavy Middle East region as well as Brazil.

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Performance (% Total Return)

	For periods ended March 31, 2023				For periods ended April 30, 2023

	1 Year	3 Years	5 Years	Since Inception*	1 Year	3 Years	5 Years	Since Inception*

Emerging Markets Research Portfolio – Inst. Class	-10.09	7.08	-1.67	4.24	-1.97	4.15	-1.15	4.18

MSCI Emerging + Frontier Markets Index	-10.78	7.81	-0.95	4.86	-6.62	4.33	-1.08	4.62

Returns are annualized for periods greater than 1 year. *Inception date: December 19, 2016.

Performancedata quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

Every sector was positive in the first half of the fiscal year with the exception of Utilities. Communication Services shares led the pack, spurred by strong stock performance from China’s largest game developers (including Tencent and NetEase) as the industry regulator, which had been quite restrictive, began approving more new games, including titles that were first developed overseas. The Information Technology (IT) sector outperformed thanks to a rally in the stocks of semiconductor manufacturers. Demand from high-performance-computing customers and developers of artificial intelligence applications such as large language models may increase demand for chipmakers.

Utilities were dragged down by the Adani Group’s listings in the sector. Health Care lagged the Index due to a little-known connection between Silicon Valley Bank and Chinese health care companies such as WuXi Biologics. In the wake of the bank’s collapse, early-stage biotechnology companies may struggle to secure funding for their drug-discovery programs, which could quell demand for pharmaceutical research and development services, such as those provided by WuXi Biologics.

Performance Attribution

The Portfolio underperformed the MSCI EM + Frontier Markets Index primarily due to poor stocks in Communication Services and Real Estate. Our underweight to the surging Communication Services sector was also a detractor. Good stocks in Consumer Staples and our underweights to the lagging Energy and Utilities sectors boosted relative returns.

In Communication Services, social-media and gaming giant Tencent, whose new games received the company’s first regulatory approvals in 18 months, rallied on prospects of a recovery in advertising spending and a more stable regulatory environment as authorities signaled a shift back to pro-growth policies. However, many low-quality industry peers in the sector benefited even more from the same tailwinds. Meanwhile Cheil Worldwide, South Korea’s largest advertising company, said growth decelerated towards the end of 2022 and will continue slowing this year. Operating margins, which had expanded for most of 2022, also contracted due to higher expenses from outsourced work and consulting. In Real Estate, shares of property services business Country Garden Services were weighed down by weakness in China’s real estate sector and concerns surrounding the financial sustainability of its sister company CG Holdings.

Shares of Mexican retail and bottling conglomerate FEMSA in Consumer Staples rose as the company announced plans to refocus the company on its strongest businesses and divest non-core assets, punctuated by cutting its large stake in Heineken. In South Korea, the stock of cosmetics company LG Household and Health Care was buoyed by China’s re-opening, raising optimism that sales of its cosmetics in China and at Korean duty-free shops would be reinvigorated as Chinese consumers and tourists returned.

By geography, we underperformed in China primarily due to our underweight in Tencent and other Communication Services stocks. Stock selection in South Korea (Cheil Worldwide) was also negative. The Portfolio’s overweight to the weak Brazilian market further weighed on relative returns. Our underweights to India and the Middle East were helpful.

Perspective and Outlook

Ultra-low interest rates give management teams the opportunity to make aggressive capital-allocation decisions with relatively little risk—just as long as rates remain low. Once rates go up, though, the doors to financing swing less freely, and the risks associated with those earlier decisions become clear. This means that cash-generative companies have the flexibility to weather sudden rate increases and slowing economies, while businesses that depend on repeated external financing get squeezed.

Localiza, Brazil’s leader in the capital-intensive rental-car industry and a holding since early 2019, exemplifies the type of disciplined financial management we seek. In addition to benefiting from substantial scale in a market with few competitors, the company is focused on sustaining attractive

45

returns on invested capital. Localiza has demonstrated it recognizes that managing a growth business sometimes means taking the foot off the gas pedal if returns on certain investments look unattractive.

During the pandemic, used car prices rose significantly, driven by supply shortages and lower borrowing costs in markets such as Brazil, where the benchmark interest rate bottomed out at 2%. Like its peers, Localiza enjoyed a sudden windfall from selling its used cars during that time. But rather than deploying those supernormal profits to expand its fleet at inflated prices, Localiza’s management waited for the car market to cool off. As a result of its discipline, the company should be able to increase earnings by nearly 50% this year and expand its fleet at much better prices.

Contrast that with Movida, another leading Brazilian car-rental company but one with historically weaker free cash flow (one reason we don’t own the stock). Movida shifted into high gear during the pandemic and used its higher profits to buy more new cars than usual at elevated prices. This spending spree has since left the company with a weakened balance sheet and the prospect of having to refinance its debt at what are now significantly higher rates. Furthermore, Movida is now unable to grow its fleet as car prices come down, and consensus estimates imply that earnings will drop by 40% this year.

Any discussion of the pitfalls of excessive reliance on external financing is incomplete without mentioning the Adani Group, which provided an especially stark illustration this period. Setting aside the allegations of accounting fraud (time will tell if such allegations have merit), another concern with the Adani Group is that its companies have operated for long periods with negative free cash flow, putting them at the mercy of capital markets. For example, Adani Green Energy has pursued rapid growth by developing solar farms in a country perennially short of electricity supply. However, the company has invested so aggressively over the past seven years that its cumulative operating cash flow during that time covered less than 3% of its capital expenditures. Adani Green Energy will likely need to continue calling upon external providers of capital when refinancing or raising new funds, and the Adani Group’s tribulations demonstrated, those lenders and investors can be quite fickle.

We find higher and more sustainable return potential in solar companies that exhibit disciplined capital allocation, such as Chinese solar equipment manufacturer LONGi, which is the largest maker of solar panels for solar farms, including those developed by Adani Green Energy. While LONGi invests aggressively in its growth, it has spent only about 40% of its cumulative operating cash flow over the past seven years on capital expenditures. Less reliance on external funding insulates the business from fluctuations in interest rates.

Portfolio Highlights

The Emerging Markets Research Portfolio’s holdings flow directly from our analysts’ buy recommendations among Harding Loevner’s universe of researched companies. At the end of the period, our portfolio consisted of 125 holdings, a slight decrease compared to the beginning of the fiscal year as downgrades exceeded upgrades. Among sectors, our exposure to Financials had the largest decline, while Consumer Staples showed the most significant increase. In terms of regional exposure, our allocation to China and Hong Kong increased the most due to both portfolio activity and strong performance. Conversely, our exposure to India decreased the most, primarily due to portfolio activity. Additionally, our exposure to Latin America decreased, primarily influenced by performance.

We made several sales in our Financials holdings. Notably, we sold two Indian businesses, ICICI Bank and Kotak Mahindra Bank, due to concerns about their valuations. We also divested from Moneta Money Bank in the Czech Republic

Portfolio Positioning (% Weight) at April 30, 2023

Sector	Portfolio	Benchmark[1]

Comm Services	6.5	10.1

Cons Discretionary	12.9	13.0

Cons Staples	15.4	6.4

Energy	0.9	5.0

Financials	23.8	22.3

Health Care	6.2	4.0

Industrials	10.5	6.2

Info Technology	14.4	19.5

Materials	3.5	8.8

Real Estate	3.0	2.0

Utilities	0.8	2.7

Cash	2.1	–

Geography	Portfolio	Benchmark[1]

China + Hong Kong[2]	31.2	31.0

India	3.6	13.6

South Korea	8.3	11.8

Taiwan	8.9	14.6

Rest of Asia	10.2	6.2

Africa	1.5	3.6

Europe	3.1	2.2

Latin America	18.0	8.6

Middle East	6.6	7.3

Frontier Markets[3]	6.5	1.1

Cash	2.1	–

1MSCI Emerging + Frontier Markets Index; 2The Emerging Markets Research Portfolio’s end weight in China at April 30, 2023 is 31.2% and Hong Kong is 0.0%. The Benchmark does not include Hong Kong; 3Includes countries with less-developed markets outside the Index.

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and National Commercial Bank in Saudi Arabia as we found that they no longer meet our criteria. Specifically, for Moneta Money Bank, our analyst began questioning its competitive advantage. The bank had lost its digital edge compared to larger banks in the country and lacked the necessary scale to effectively compete against them. Our analyst downgraded National Commercial Bank due to concerns surrounding its capital allocation. The bank’s investment in Credit Suisse, which proved to be strategically unsound, resulted in a significant loss in value.

To offset the sales in sectors such as Financials, we made additions to our holdings in Consumer Staples. Specifically, we increased our positions in cosmetics producer Amorepacific in South Korea, Walmart de México, and two Brazilian businesses, Ambev and Raia Drogasil, a large drugstore chain and retailer.

In addition to selling the two Indian banks mentioned earlier, we also sold another Indian company, Hero Motorcorp, from the portfolio. Our analyst downgraded the stock as it no longer meets our criteria for growth as its competitive advantage has dwindled. Although the company has performed well in the lower-mid level motorcycles segment, it has faced challenges in the premium segment. The increasing penetration of two-wheelers in India necessitates a growth strategy focused on selling more premium products to the rising middle class or innovating in the electric two-wheeler segment. However, given the company’s past execution challenges, we are not convinced that it is well-positioned to successfully make that transition.

Ten Largest Holdings by Weight at April 30, 2023

Company	Sector	Market	%

Al Rajhi Bank	Financials	Saudi Arabia	2.1

Bank Rakyat	Financials	Indonesia	2.0

Walmart de México	Cons Staples	Mexico	2.0

Ping An Insurance	Financials	China	2.0

GF Banorte	Financials	Mexico	2.0

Ambev	Cons Staples	Brazil	2.0

FEMSA	Cons Staples	Mexico	2.0

Emaar Properties	Real Estate	United Arab Emirates	2.0

Delta Electronics	Info Technology	Taiwan	1.9

HDFC Bank	Financials	India	1.9

In China we purchased Jiangsu Hengli Hydraulic, a leading Chinese manufacturer of hydraulic components used in excavators. Hengli’s competitive advantages in cost and process technology position it well to gain global market share in hydraulic components. Its applications extend beyond excavators, including uses such as tractors, marine engineering, and wind turbines. Furthermore, Hengli’s development of linear actuators for electric alternatives opens up new markets in industrial automation, medical equipment, and aviation.

Another acquisition was Sany Heavy Industry, a prominent global producer of excavators and concrete machinery. In China, Sany Heavy holds a substantial market share of approximately 30–50% across most categories of heavy equipment. It ranks as the third-largest manufacturer of heavy equipment worldwide, following Caterpillar and Komatsu.

Please read the separate disclosures page for important information,

including the risks of investing in the Portfolio.

47

Frontier Emerging Markets Portfolio
Individual Investors: HLMOX | Institutional Investors: HLFMX and HLFFX

Portfolio Management Team

Pradipta Chakrabortty

Co-Lead Portfolio Manager

Babatunde Ojo, CFA

Co-Lead Portfolio Manager

Sergey Dubin, CFA

Portfolio Manager

Performance Summary

For the Frontier Emerging Markets Portfolio, the Investor Class rose 6.35%, the Institutional Class I rose 6.57%, and the Institutional Class II rose by 6.94% (net of fees and expenses) in the six-month period ended April 30, 2022. The Portfolio’s benchmark, the MSCI Frontier Emerging Markets (FEM) Index, went up 10.54% in the same period (net of source taxes).

Market Review

Frontier Emerging Markets rose for the first half of the fiscal year. Towards the end of 2022, in inflation showed signs of retreating from recent highs; investors predicted more moderate future interest rate increases by central banks and anticipated a better-than-expected global economic and liquidity environment. This optimism fueled FEMs’ rise into 2023, even as growing evidence of stress in the US and European banking industries manifested.

Europe was the best-performing region, up over 20% fiscal year-to-date as it averted an energy crisis from Russia’s natural gas supply shutoff through a combination of proactive stockpiling of gas supplies and a mild winter that reduced demand. Gas prices have tumbled below pre-invasion levels. European markets with geographical proximity to Russia, such as the Baltic states and Kazakhstan, benefitted from the relief in investor sentiment as the war in Ukraine has thus far resulted in only limited negative effects on their economies.

Fund Facts at April 30, 2023

Total Net Assets	$127.4M

Sales Charge	None

Number of Holdings	55

Turnover (5 Yr. Avg.)	24%

Dividend Policy	Annual

	Individual Investors	Institutional Investors

	Investor Class	Inst. Class I	Inst. Class II

Ticker	HLMOX	HLFMX	HLFFX

CUSIP	412295859	412295867	412295735

Inception Date	12/31/2010	5/27/2008	3/1/2017

Minimum Investment	$5,000[1]	$100,000[1]	$10,000,000

Net Expense Ratio[2]	2.00%[3]	1.60%[4]	1.35%[5]

Gross Expense Ratio[2]	2.15%	1.60%	1.52%

1Lower minimums available through certain brokerage firms; 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees; 3The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2024. Harding Loevner’s contractual agreement caps the net expense ratio at 2.00%. The Net Expense Ratio is applicable to investors; 4Harding Loevner’s contractual agreement caps the net expense ratio at 1.75% through February 28, 2024. The expense ratio (without cap) is applicable to investors; 5The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2024. Harding Loevner’s contractual agreement caps the net expense ratio at 1.35%. The Net Expense Ratio is applicable to investors.

In Africa, which was up less than the Index overall, those spillover effects have been more acute, especially in Kenya, which has been impacted by the Russian war in Ukraine as the cost of importing food and energy increased their trade deficits and weakened their currencies against the US dollar. Safaricom—the country’s leading telecommunications company—suffered from growth headwinds arising out of the recent decision by the Kenyan telecommunications regulator to cut mobile termination rates charged by operators.

By sector, Materials was the strongest performer, buoyed by improving demand for industrial metals from China after it ended its zero-COVID policies and exhibited signs of economic recovery. Financials also outperformed the broader FEM Index, as FEM banks continued to deliver robust earnings due to the benefit of rising interest rates in their domestic economies, while remaining unaffected by the growing stress in the global banking industry. The Communication Services sector, the only one significantly in the red, was dragged down by shares of Maroc Telecom, which reported subdued revenue growth in its core domestic market, as well as Index heavyweight Philippine telecom operator PLDT, which uncovered deficiencies in its internal financial controls leading to material cost overruns.

48

Performance (% Total Return)

	For periods ended March 31, 2023							For periods ended April 30, 2023
	1 Year	3 Years	5 Years	10 Years	Since Inception*			1 Year	3 Years	5 Years	10 Years	Since Inception*
					Dec-10	May-08	Mar-17					Dec-10	May-08	Mar-17

Frontier EM Portfolio – Investor Class	-12.44	9.53	-4.68	-0.42	-0.13			-7.24	7.20	-3.74	-0.25	0.09

Frontier EM Portfolio – Inst. Class I	-12.17	9.94	-4.34	-0.04		-1.30		-6.85	7.55	-3.38	0.13		-1.11

Frontier EM Portfolio – Inst. Class II	-11.87	10.29	-4.06	–			0.67	-6.44	7.94	-3.10	–			1.12

MSCI Frontier Emerging Markets Index	-16.63	7.51	-3.99	-0.35	0.03	–	-0.06	-9.94	5.14	-3.65	-0.29	0.12	–	0.11

Returns are annualized for periods greater than 1 year. *Inception of the Investor Class, December 31, 2010. Inception of the Institutional Class I, May 27, 2008. Inception of the Institutional Class II, March 1, 2017. Index performance prior to December 2, 2008 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

Performance Attribution

By sector, poorly performing stocks in Information Technology, a sector not held in the MSCI Frontier Emerging Markets Index, detracted the most from the Portfolio’s relative returns. Argentina-based IT servicer Globant suffered as management tempered guidance for its immediate growth prospects, noting its customers are delaying booking projects as well as their start dates due to weakening economic prospects. Weak Communication Services holdings, dragged down in part by Safaricom, and the Portfolio’s underweight to strongly performing Materials companies also detracted from relative returns.

Strong stocks in Financials helped portfolio performance the most, particularly Kazakhstani companies Kaspi.kz and Halyk Savings Bank. In Kaspi’s lending segment, the company enjoyed high credit quality, performing better than it had expected, which allowed it to increase its credit origination pace and simultaneously reduce cost of risk guidance. Strong stocks in Real Estate and the portfolio’s underweight to the sector also helped relative performance. In late 2022, UAE mall operator Emaar Properties reported the highest property sales in the company’s history as its recovery from the troughs of the pandemic quickened. Demand has been so strong that Emaar was able to discontinue its flexible policy that allowed buyers to pay for properties even after ownership was transferred to them.

By region, the Portfolio was hurt most by weak stocks in Africa, particularly Kenya and Egypt. Commercial International Bank (CIB), based in the latter, saw its London-listed global depository receipts (which are held in the Portfolio) lagging behind the local shares denominated in Egyptian pounds (which we do not own), as the latter rallied sharply in anticipation of further Egyptian pound devaluation by local investors. Strong stock selection in Asia contributed; Philippines-based port terminal services operator ICTSI performed well as the company benefitted from post-pandemic trade recovery and new shipping lanes. The company secured a 30-year extension for its Polish Baltic Container Terminal and continues to invest in its container terminal capacity, expanding operations domestically, as well as in Australia, Mexico, and Madagascar.

Perspective and Outlook

We have recently witnessed some unforeseen consequences of the reversal of the long period of low interest rates globally that have resulted in a plunge in the value of assets that were mostly funded by cheap debt over the past decade. That decline in asset values manifested in turmoil that has engulfed developed market banks on both sides of the Atlantic. The funding base of a bank is usually provided by the public through deposits, with the faith that they will be able to get their deposits back in full whenever they ask for them. The management of the bank in turn invests those deposits in assets of varying maturities with a goal to generate some profit with the depositors’ money. That means banking is premised on public confidence and trust that the financial institution is healthy enough to return the money that is deposited. Due to the leveraged nature of banks and the need to sometimes fund longer-term assets with short-term liabilities, we have always engaged in rigorous analysis of the financial strength of our banks, even before the failure of SVB in the US.

Banking is the largest industry in the MSCI FEM Index at about 35%, significantly higher than 15% in the EM Index and 5% in the DM Index. We have been able to find a substantial number of high-quality growing banks over the years that have contributed positively to the alpha and diversification of our portfolio. But given the turmoil in the developed world, it’s important to review how we assess the financial strength of banks, especially given the relatively higher risk of operating in an FEM. We determine the financial strength of banks using measures that can be broadly classified into five groups:

49

Brand and deposit franchise: Given the importance of trust and confidence in banking, we assess the scope of each bank’s customer outreach, as we believe that customers are more likely to trust in a bank that is readily accessible, and one they can engage via different channels. This is a significant competitive advantage traditional banks have over fintech companies, as people are less willing to keep large sums of money with the latter.

We also examine a bank’s retail deposit base as a percentage of total deposits; more retail deposits enhance the bargaining power of the bank over the depositors, as no single depositor or group of depositors could easily cause liquidity stress to the bank. We steer clear from investing in state-owned banks with a high dependence on government deposits, or banks with high industry concentration among depositors, which may present increased deposit redemption risk.

Scale: We tend to own banks that are industry leaders in their respective countries. Scale has historically mattered more in FEMs because the big banks have visible presence that retail depositors can associate with, provide access in remote locations where there are infrastructure challenges, and confer confidence to depositors that the bank will remain safe under extreme shock scenarios.

It is also noteworthy that banks with scale are generally deemed to be systemically important (i.e., “Too Big to Fail”) to their home country. Hence, they may be under more stringent oversight from regulators.

Liquidity: Larger banks must comply with regulatory requirements on liquidity buffers to ensure that they can withstand significant deposit outflows. We monitor a bank’s compliance with important liquidity requirements set out by the Basel Committee on Banking Supervision, as well as other asset and liability gaps and risks disclosed in a bank’s financial statements.

Asset quality: We examine the nature and quality of the assets a bank holds. The asset quality is as important as the funding quality, and this is where management skills and foresight come into play. We assess the bank’s historical track record of non-performing loans during previous economic cycles to get a good sense of its risk management practices. We also look at the sovereign credit risk of the country in which the bank operates because banks are required by regulation to invest their excess deposits in government securities.

Capital adequacy: Finally, we look at the capital base of the bank to ensure that it has enough capital above the regulatory minimum requirements to withstand extreme levels of shocks and absorb losses without going bankrupt. Our insistence on strong capital positions was very helpful during the pandemic as we remained calm about the financial strength and prospects of our banks. Adequate capital also eliminates the need for the bank to raise new funds in turbulent times, potentially protecting the value of our shares.

Banca Transilvania (BT), one of our top bank holdings in the portfolio, can be used to illustrate how we use all of these measures to evaluate the financial strength of banks. BT is Romania’s leading bank, with an expansive physical footprint across its home country. BT is also the leader in the country’s credit card market with 5.3 million cards issued to its customers. The bank’s deposit base is quite diversified between retail, small business, and corporate customers. The bank has enjoyed stable funding and cheaper deposits as a result. BT has liquidity buffers significantly above regulatory requirements, and management has displayed sound underwriting practices over many years. Finally, BT has demonstrated a robust capital base with significant headroom that we believe can act as a last line of defense in a catastrophic event.

In summary, BT’s scale, strong retail banking franchise, diversified funding base, abundant liquidity, and robust capital base reflects financial strength that appears

Portfolio Positioning (% Weight) at April 30, 2023

Sector	Portfolio	Benchmark[1]

Comm Services	4.3	6.3

Cons Discretionary	9.8	1.3

Cons Staples	12.4	7.7

Energy	1.1	3.6

Financials	38.7	39.8

Health Care	6.3	3.7

Industrials	6.9	13.1

Info Technology	7.3	–

Materials	3.5	9.9

Real Estate	7.4	11.1

Utilities	0.0	3.5

Cash	2.3	–

Geography	Portfolio	Benchmark[1]

Africa	12.2	15.2

Asia	39.8	47.0

Europe	17.7	17.6

Gulf States	10.4	3.0

Latin America	7.2	16.3

Middle East	0.0	0.9

Developed Markets Listed[2]	10.4	–

Cash	2.3	–

1MSCI Frontier Emerging Markets Index; 2Includes frontier or small emerging markets companies listed in developed markets.

50

adequate to withstand a future crisis, just as the bank has done in the past. These strengths of BT are typical of all the banks we hold in the Portfolio; they are well positioned to endure tough economic situations while also standing to benefit from the strong economic growth outlook for FEMs.

Portfolio Highlights

Our transactions this period included purchasing a new position in Astra International. Astra is a diversified industrial group in Indonesia with a 55% share of the automobile market through its partnerships with Toyota and Daihatsu and a 77% share of the motorcycle market through its partnership with Honda. Astra is also the exclusive distributor of Komatsu heavy-equipment machines used in construction and mining and the leader in that market with a 28% market share. Its stock price has been weak on concerns that Astra would lose market share to new entrants selling electric vehicles (EV). We bought the stock at an attractive valuation because we do not share these concerns. The price premium of EVs makes them unaffordable for the majority of consumers in Indonesia. We are also encouraged that Astra will launch the sale of hybrid cars and fully electric motorcycles this year. Astra has the competitive advantage of its wide distribution network and can provide after-sales support that new entrants may have difficulty matching.

We also added to our position in Krka. Krka is a Slovenian

Ten Largest Holdings by Weight at April 30, 2023

Company	Sector	Market	%

Kaspi.kz	Financials	Kazakhstan	4.4

Emaar Properties	Real Estate	United Arab Emirates	4.4

Vietcombank	Financials	Vietnam	4.3

Wilcon Depot	Cons Discretionary	Philippines	3.7

Halyk Savings Bank	Financials	Kazakhstan	3.6

Credicorp	Financials	Peru	3.6

Globant	Info Technology	US	3.5

Banca Transilvania	Financials	Romania	3.5

Commercial International Bank	Financials	Egypt	3.1

SM Prime Holdings	Real Estate	Philippines	3.0

generic-drug manufacturer, with strong research and development capabilities as well as an expansive distribution network across over 70 countries. Krka has about a quarter of its sales in Russia, but its Russian operations are going smoothly because pharmaceutical products remain outside the purview of sanctions. Hence, Krka grew its Russian sales by 16% in 2022. Management continues to run the business in Russia as usual and expects stable growth to persist in the rest of its markets.

Please read the separate disclosures page for important information,

including the risks of investing in the Portfolio.

51

Disclosures

The Portfolios invest in foreign securities, which will involve greater volatility and political, economic, and currency risks and differences in accounting methods. They also invest in emerging markets, which involve unique risks, such as exposure to economies less diverse and mature than the US or other more established foreign markets. Economic and political instability may cause larger price changes in emerging markets securities than other foreign securities.

Investments in small- and mid-cap companies involve additional risks such as limited liquidity and greater volatility.

Diversification does not guarantee a profit or prevent a loss in a declining market.

Long-term earnings growth and earnings per share growth are not a forecast of the Portfolios’ future performance.

The value of securities may fluctuate in response to various factors including, but not limited to, public health risks; these may be magnified if conditions and events adversely impact the global economy.

Companies held in the Portfolios at the end of the period appear in bold type; only the first reference to a particular holding appears in bold. The Portfolios are actively managed; therefore holdings shown may not be current. Portfolio holdings and top ten holdings should not be considered recommendations to buy or sell any security. Please refer to the Portfolios of Investments in this report for complete Portfolio holdings. Current and future Portfolio holdings are subject to risk.

While the Portfolios have no sales charge, management fees and other expenses still apply. Please see the Prospectus for further details.

Sector and Geographic Positioning data is sourced from: Northern Trust, Harding Loevner Funds Portfolios, and MSCI Barra.

Expense Ratios: Differences may exist between the commentary data and similar information reported in the financial statements due to timing differences. Unless otherwise stated, the expense ratios presented are shown as of the most recent Prospectus date, February 28, 2023.

Five year average turnover data is calculated using a simple average of annual turnover figures for the past five fiscal years. These annual turnover figures utilize purchase, sales, and market value data which is not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (GAAP). Accordingly, differences may exist between this data and similar information reported in the financial statements.

Quasar Distributors, LLC, Distributor.

Index Definitions

The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index consists of 47 developed and emerging market countries. Net dividends reinvested.

The MSCI All Country World ex US Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. The Index consists of 46 developed and emerging market countries. Net dividends reinvested.

The MSCI All Country World ex US Small Cap Index is a free-float market capitalization index that is designed to measure small cap developed and emerging market equity performance. The Index consists of 46 developed and emerging market countries, and is comprised of companies that fall within a market capitalization range of USD 92-9,878 million (as of March 31, 2023).

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index consists of 24 emerging market countries. Net dividends reinvested.

The MSCI China All Shares Index is a free float-adjusted market capitalization index that is designed to reflect an opportunity set capturing large and mid-cap China share classes listed in Hong Kong, Shanghai, Shenzhen, and outside of China.

The MSCI Emerging + Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets and frontier markets. The Index consists of 25 emerging markets countries and 28 frontier markets countries. Net dividends reinvested.

The MSCI Frontier Emerging Markets index is a free float-adjusted market capitalization index designed to measure equity market performance in all countries from the MSCI Frontier Markets Index and the lower size spectrum of the MSCI Emerging Markets Index. The Index consists of 28 frontier markets and 4 emerging markets. Net dividends reinvested.

The MSCI World ex US Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed markets, excluding the US. The index consists of 22 developed market countries.

The MSCI Emerging Markets ex China Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets excluding China. The index consists of 23 emerging market countries. Net dividends reinvested.

The S&P 500 Index is an unmanaged index commonly used to measure performance of US stocks.

You cannot invest directly in these indexes.

Term Definitions

Basis Points are a common measurement used chiefly for interest rates and other percentages in finance. A basis point is one hundredth of one percent.

Gross Domestic Product (GDP) is the monetary value of all finished goods and services produced within a country’s borders in a specific time period (usually calculated on an annual basis).

Market Capitalization is the total dollar market value of all of a company’s outstanding shares.

Turnover is calculated by dividing the lesser of Purchases or Sales by Average Capital.

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53

HARDING LOEVNER

Fundamental. Thinking. Worldwide.

Harding, Loevner Funds, Inc.

April 30, 2023

Semi-Annual Report

Global Equity Portfolio
Advisor (HLMGX), Institutional (HLMVX), and Institutional Class Z (HLGZX) Classes

Global Equity Research Portfolio
Institutional Class (HLRGX)

International Equity Portfolio
Investor (HLMNX), Institutional (HLMIX), and Institutional Class Z (HLIZX) Classes

International Developed Markets Equity Portfolio
Institutional Class (HLIDX)

International Carbon Transition Equity Portfolio
Institutional Class (HLCTX)

International Equity Research Portfolio
Institutional Class (HLIRX)

International Small Companies Portfolio
Investor (HLMSX), Institutional (HLMRX), and Institutional Class Z (HLRZX) Classes

Institutional Emerging Markets Portfolio
Institutional (HLMEX) and Institutional Class Z (HLEZX) Classes

Emerging Markets Portfolio
Advisor Class (HLEMX)

Emerging Markets ex China Portfolio
Institutional Class (HLXCX)

Chinese Equity Portfolio
Institutional Class (HLMCX)

Emerging Markets Research Portfolio
Institutional Class (HLREX)

Frontier Emerging Markets Portfolio
Investor (HLMOX), Institutional Class I (HLFMX), and Institutional Class II (HLFFX) Classes

Harding, Loevner Funds, Inc.

For use only when preceded or accompanied by a prospectus. Read the prospectus carefully before you invest or send money.

Harding, Loevner Funds, Inc.

Expense Example

April 30, 2023 (unaudited)

As a shareholder of a Harding Loevner Portfolio, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended April 30, 2023.

Actual Expenses

The first line under each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Portfolio under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Portfolio in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Portfolio	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Annualized Expense Ratio	Expenses Paid During Period* (November 1, 2022 to April 30, 2023)
Global Equity Portfolio — Institutional Class
Actual	$1,000.00	$1,112.50	0.89%	$4.66
Hypothetical (5% annual return before expenses)	1,000.00	1,020.38	0.89	4.46
Global Equity Portfolio — Institutional Class Z
Actual	1,000.00	1,113.00	0.80	4.19
Hypothetical (5% annual return before expenses)	1,000.00	1,020.83	0.80	4.01
Global Equity Portfolio — Advisor Class
Actual	1,000.00	1,111.40	1.12	5.86
Hypothetical (5% annual return before expenses)	1,000.00	1,019.24	1.12	5.61
Global Equity Research Portfolio — Institutional Class
Actual	1,000.00	1,146.20	0.80	4.26
Hypothetical (5% annual return before expenses)	1,000.00	1,020.83	0.80	4.01
International Equity Portfolio — Institutional Class
Actual	1,000.00	1,229.30	0.80	4.42
Hypothetical (5% annual return before expenses)	1,000.00	1,020.83	0.80	4.01
International Equity Portfolio — Institutional Class Z
Actual	1,000.00	1,230.00	0.72	3.98
Hypothetical (5% annual return before expenses)	1,000.00	1,021.22	0.72	3.61
International Equity Portfolio — Investor Class
Actual	1,000.00	1,227.30	1.12	6.19
Hypothetical (5% annual return before expenses)	1,000.00	1,019.24	1.12	5.61
International Developed Markets Equity Portfolio —
Institutional Class
Actual	1,000.00	1,223.50	0.80	4.41
Hypothetical (5% annual return before expenses)	1,000.00	1,020.83	0.80	4.01

Harding, Loevner Funds, Inc.
Expense Example (continued)

April 30, 2023 (unaudited)

Portfolio	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Annualized Expense Ratio	Expenses Paid During Period* (November 1, 2022 to April 30, 2023)

International Carbon Transition Equity Portfolio —
Institutional Class**
Actual	$1,000.00	$1,096.00	0.80%	$2.99
Hypothetical (5% annual return before expenses)	1,000.00	1,014.96	0.80	2.87

International Equity Research Portfolio — Institutional Class
Actual	1,000.00	1,211.70	0.75	4.11
Hypothetical (5% annual return before expenses)	1,000.00	1,021.08	0.75	3.76

International Small Companies Portfolio — Institutional Class
Actual	1,000.00	1,176.00	1.14	6.15
Hypothetical (5% annual return before expenses)	1,000.00	1,019.14	1.14	5.71

International Small Companies Portfolio — Institutional Class Z***
Actual	1,000.00	1,028.80	1.00	0.72
Hypothetical (5% annual return before expenses)	1,000.00	1,002.85	1.00	0.71

International Small Companies Portfolio — Investor Class
Actual	1,000.00	1,175.20	1.30	7.01
Hypothetical (5% annual return before expenses)	1,000.00	1,018.35	1.30	6.51

Institutional Emerging Markets Portfolio — Institutional Class
Actual	1,000.00	1,140.30	1.10	5.84
Hypothetical (5% annual return before expenses)	1,000.00	1,019.34	1.10	5.51

Institutional Emerging Markets Portfolio — Institutional Class Z
Actual	1,000.00	1,141.00	1.00	5.31
Hypothetical (5% annual return before expenses)	1,000.00	1,019.84	1.00	5.01

Emerging Markets Portfolio — Advisor Class
Actual	1,000.00	1,140.60	1.26	6.69
Hypothetical (5% annual return before expenses)	1,000.00	1,018.55	1.26	6.31

Emerging Markets ex China Portfolio — Institutional Class
Actual	1,000.00	1,104.20	1.10	5.74
Hypothetical (5% annual return before expenses)	1,000.00	1,019.34	1.10	5.51

Chinese Equity Portfolio — Institutional Class
Actual	1,000.00	1,241.80	1.15	6.39
Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	1.15	5.76

Emerging Markets Research Portfolio — Institutional Class
Actual	1,000.00	1,134.50	1.15	6.09
Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	1.15	5.76

Frontier Emerging Markets Portfolio — Institutional Class I
Actual	1,000.00	1,065.70	1.70	8.71
Hypothetical (5% annual return before expenses)	1,000.00	1,016.36	1.70	8.50

Frontier Emerging Markets Portfolio — Institutional Class II
Actual	1,000.00	1,069.40	1.35	6.93
Hypothetical (5% annual return before expenses)	1,000.00	1,018.10	1.35	6.76

Frontier Emerging Markets Portfolio — Investor Class
Actual	1,000.00	1,063.50	2.00	10.23
Hypothetical (5% annual return before expenses)	1,000.00	1,014.88	2.00	9.99

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

Harding, Loevner Funds, Inc.
Expense Example (continued)

April 30, 2023 (unaudited)

** International Carbon Transition Equity Portfolio — Institutional Class commenced operations on December 21, 2022 and the Actual example reflects the period from December 21, 2022 to April 30, 2023 (130 days).

*** International Small Companies Portfolio — Institutional Class Z commenced operations on April 4, 2023 and the Actual example reflects the period from April 4, 2023 to April 30, 2023 (26 days).

Harding, Loevner Funds, Inc.
Global Equity Portfolio Portfolio of Investments April 30, 2023 (unaudited)

	Shares	Value

COMMON STOCKS - 96.2%

Brazil - 0.9%
B3 SA - Brasil Bolsa Balcao (Diversified Financials)	3,927,500	$9,197,081

China - 2.3%
Country Garden Services Holdings Co., Ltd. (Real Estate)†	3,187,000	5,005,683
Tencent Holdings Ltd. (Media & Entertainment)†	235,900	10,435,564
WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	876,201	8,575,909

		24,017,156

Denmark - 1.6%
Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*†	40,613	16,683,124

France - 7.9%
Kering SA (Consumer Durables & Apparel)†	25,206	16,132,592
L’Oreal SA (Household & Personal Products)†	45,114	21,531,483
Schneider Electric SE (Capital Goods)†	255,687	44,670,852

		82,334,927

Germany - 2.4%
HelloFresh SE (Food & Staples Retailing)*†	145,089	3,880,795
SAP SE - Sponsored ADR (Software & Services)	117,928	15,952,120
Symrise AG (Materials)†	44,106	5,319,022

		25,151,937

Hong Kong - 1.2%
AIA Group Ltd. (Insurance)†	1,192,605	13,012,732

India - 2.1%
HDFC Bank Ltd. - ADR (Banks)	317,879	22,187,954

Indonesia - 2.9%
Bank Central Asia Tbk PT (Banks)†	49,095,270	30,345,221

Japan - 3.0%
Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	511,300	13,197,670
Keyence Corp. (Technology Hardware & Equipment)†	24,600	11,102,224
MISUMI Group Inc. (Capital Goods)†	267,300	6,751,210

		31,051,104

Netherlands - 2.4%
Adyen NV (Software & Services)*^†	5,530	8,855,939

	Shares	Value

COMMON STOCKS - 96.2% (continued)

Netherlands - 2.4% (continued)
ASML Holding NV, Reg S (Semiconductors & Semiconductor Equipment)	25,875	$16,478,753

		25,334,692

Poland - 0.3%
CD Projekt SA (Media & Entertainment)†	111,050	3,032,640

Sweden - 4.3%
Atlas Copco AB, Class A (Capital Goods)†	863,488	12,501,829
Epiroc AB, Class A (Capital Goods)†	598,773	11,984,644
Hexagon AB, Class B (Technology Hardware & Equipment)†	1,747,115	19,988,585

		44,475,058

Switzerland - 2.7%
Alcon Inc. (Health Care Equipment & Services)	194,190	14,074,891
Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	35,134	11,012,324
VAT Group AG (Capital Goods)^†	10,453	3,687,770

		28,774,985

Taiwan - 1.0%
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR (Semiconductors & Semiconductor Equipment)	124,436	10,489,955

United Kingdom - 3.2%
Abcam plc - Sponsored ADR (Pharmaceuticals, Biotechnology & Life Sciences)*	834,552	13,594,852
Haleon plc (Household & Personal Products)†	2,155,130	9,515,316
Spirax-Sarco Engineering plc (Capital Goods)†	74,847	10,458,264

		33,568,432

United States - 58.0%
AbbVie Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	65,510	9,899,871
Accenture plc, Class A (Software & Services)	64,738	18,145,414
Adobe Inc. (Software & Services)*	33,925	12,808,723
Alphabet Inc., Class A (Media & Entertainment)*	332,823	35,725,221
Amazon.com Inc. (Retailing)*	198,048	20,884,162
AMETEK Inc. (Capital Goods)	108,926	15,024,163

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Global Equity Portfolio Portfolio of Investments (continued) April 30, 2023 (unaudited)

	Shares	Value

COMMON STOCKS - 96.2% (continued)
United States - 58.0% (continued)

Apple Inc. (Technology Hardware & Equipment)	79,399	$13,472,422

Applied Materials Inc. (Semiconductors & Semiconductor Equipment)	82,717	9,349,503

Broadcom Inc. (Semiconductors & Semiconductor Equipment)	22,428	14,051,142

CME Group Inc. (Diversified Financials)	112,527	20,904,141

CoStar Group Inc. (Commercial & Professional Services)*	158,078	12,164,102

Costco Wholesale Corp. (Food & Staples Retailing)	25,592	12,878,406

Danaher Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	51,287	12,150,403

Deere & Co. (Capital Goods)	78,885	29,820,108

Edwards Lifesciences Corp. (Health Care Equipment & Services)*	134,672	11,848,443

Illumina Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	72,223	14,846,160

Intuitive Surgical Inc. (Health Care Equipment & Services)*	43,905	13,225,064

Meta Platforms Inc., Class A (Media & Entertainment)*	119,806	28,791,778

Microsoft Corp. (Software & Services)	87,270	26,814,580

Netflix Inc. (Media & Entertainment)*	41,873	13,815,159

NIKE Inc., Class B (Consumer Durables & Apparel)	140,588	17,815,311

Northrop Grumman Corp. (Capital Goods)	24,795	11,437,190

NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	46,245	12,832,525

PayPal Holdings Inc. (Software & Services)*	139,225	10,581,100

Pinterest Inc., Class A (Media & Entertainment)*	466,955	10,739,965

Rockwell Automation Inc. (Capital Goods)	75,130	21,292,593

Salesforce Inc. (Software & Services)*	85,829	17,025,899

Schlumberger NV (Energy)	335,318	16,547,943

ServiceNow Inc. (Software & Services)*	24,717	11,355,484

Synopsys Inc. (Software & Services)*	61,626	22,882,966

Thermo Fisher Scientific Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	35,237	19,553,011

	Shares	Value

COMMON STOCKS - 96.2% (continued)
United States - 58.0% (continued)

Trade Desk Inc., Class A (Media & Entertainment)*	161,467	$10,388,787

Tradeweb Markets Inc., Class A (Diversified Financials)	180,198	12,687,741

UnitedHealth Group Inc. (Health Care Equipment & Services)	46,966	23,111,499

Vertex Pharmaceuticals Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	121,066	41,250,818

		606,121,797

Total Common Stocks (Cost $802,426,373)		$1,005,778,795

SHORT TERM INVESTMENTS - 3.6%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 4.56% (Money Market Funds)	37,365,828	37,365,828

Total Short Term Investments (Cost $37,365,828)		$37,365,828

Total Investments—99.8%

(Cost $839,792,201)		$1,043,144,623

Other Assets Less Liabilities - 0.2%		1,769,787

Net Assets—100.0%		$1,044,914,410

Summary of Abbreviations

ADR	American Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

*	Non-income producing security.

^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.2% of net assets as of April 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Global Equity Portfolio Portfolio of Investments (continued) April 30, 2023 (unaudited)

Industry	Percentage of Net Assets

Banks	5.0%

Capital Goods	16.0

Commercial & Professional Services	1.2

Consumer Durables & Apparel	3.2

Diversified Financials	4.1

Energy	1.6

Food & Staples Retailing	1.6

Health Care Equipment & Services	5.9

Household & Personal Products	3.0

Insurance	1.2

Materials	0.5

Media & Entertainment	10.8

Pharmaceuticals, Biotechnology & Life Sciences	15.6

Real Estate	0.5

Retailing	2.0

Semiconductors & Semiconductor Equipment	6.0

Software & Services	13.7

Technology Hardware & Equipment	4.3

Money Market Fund	3.6

Total Investments	99.8

Other Assets Less Liabilities	0.2

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Global Equity Research Portfolio Portfolio of Investments April 30, 2023 (unaudited)

	Shares	Value

COMMON STOCKS - 97.8%
Australia - 0.7%
BHP Group Ltd. (Materials)†	1,810	$53,553

Brazil -1.9%
Ambev SA - ADR (Food Beverage & Tobacco)*	6,230	17,444
B3 SA - Brasil Bolsa Balcao (Diversified Financials)	7,000	16,392
Localiza Rent a Car SA (Transportation)	2,300	26,750
Magazine Luiza SA (Retailing)*	29,600	19,821
Raia Drogasil SA (Food & Staples Retailing)	2,500	13,172
WEG SA (Capital Goods)	3,500	28,855
XP Inc., Class A (Diversified Financials)*	2,000	28,580

		151,014

Canada - 1.8%
Alimentation Couche-Tard Inc. (Food & Staples Retailing)	1,400	69,873
Manulife Financial Corp. (Insurance)	3,600	71,078

		140,951

Chile - 0.2%
Banco Santander Chile - ADR (Banks)	716	13,711

China - 8.4%
ANTA Sports Products Ltd. (Consumer Durables & Apparel)†	1,000	12,433
Baidu Inc., Class A (Media & Entertainment)*†	1,200	18,056
Contemporary Amperex Technology Co., Ltd., Class A (Capital Goods)†	540	18,113
Country Garden Services Holdings Co., Ltd. (Real Estate)†	6,000	9,424
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	15,360	15,655
ENN Energy Holdings Ltd. (Utilities)†	3,400	46,557
Foshan Haitian Flavouring & Food Co., Ltd., Class A (Food Beverage & Tobacco)†	820	8,380
Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)^†	3,600	14,633
Glodon Co., Ltd., Class A (Software & Services)†	2,000	16,776
Guangzhou Tinci Materials Technology Co., Ltd., Class A (Materials)†	7,100	43,822

	Shares	Value

COMMON STOCKS - 97.8% (continued)
China - 8.4% (continued)
Haier Smart Home Co., Ltd., Class H (Consumer Durables & Apparel)†	4,000	$12,973
Haitian International Holdings Ltd. (Capital Goods)†	5,000	12,982
Hangzhou Tigermed Consulting Co., Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)^†	1,500	12,468
Hongfa Technology Co., Ltd., Class A (Capital Goods)†	3,780	17,102
Inner Mongolia Yili Industrial Group Co., Ltd., Class A (Food Beverage & Tobacco)†	2,600	11,118
JD.com Inc., Class A (Retailing)†	814	14,459
Jiangsu Hengli Hydraulic Co., Ltd., Class A (Capital Goods)†	1,400	12,446
Jiangsu Hengrui Pharmaceuticals Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	2,408	16,936
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A (Food Beverage & Tobacco)†	600	13,007
Kweichow Moutai Co., Ltd., Class A (Food Beverage & Tobacco)†	100	25,521
Li Ning Co., Ltd. (Consumer Durables & Apparel)†	1,500	10,735
LONGi Green Energy Technology Co., Ltd., Class A (Semiconductors & Semiconductor Equipment)†	1,540	7,765
Meituan, Class B (Retailing)*^†	630	10,752
Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	1,200	9,860
NetEase Inc. - ADR (Media & Entertainment)	205	18,272
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	2,000	14,575
Sangfor Technologies Inc., Class A (Software & Services)†	600	10,346
Sany Heavy Industry Co., Ltd., Class A (Capital Goods)†	4,600	10,970
SF Holding Co., Ltd., Class A (Transportation)†	1,900	15,495
Shandong Sinocera Functional Material Co., Ltd., Class A (Materials)†	2,000	8,514

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Global Equity Research Portfolio Portfolio of Investments (continued) April 30, 2023 (unaudited)

	Shares	Value

COMMON STOCKS - 97.8% (continued)
China - 8.4% (continued)
Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	1,350	$12,060
Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	1,000	9,595
Songcheng Performance Development Co., Ltd., Class A (Consumer Services)†	4,200	8,856
StarPower Semiconductor Ltd., Class A (Semiconductors & Semiconductor Equipment)†	300	10,497
Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	1,100	11,648
Tencent Holdings Ltd. (Media & Entertainment)†	300	13,271
TravelSky Technology Ltd., Class H (Software & Services)†	11,000	21,989
Trip.com Group Ltd. (Consumer Services)*†	514	18,178
Wuliangye Yibin Co., Ltd., Class A (Food Beverage & Tobacco)†	500	12,248
WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	1,286	12,587
Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	2,500	14,955
Yonyou Network Technology Co., Ltd., Class A (Software & Services)†	3,500	10,944
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	4,400	14,874
Zhejiang Weixing New Building Materials Co., Ltd., Class A (Capital Goods)†	3,100	9,908
ZTO Express Cayman Inc. - ADR (Transportation)	463	12,816

		664,571

Colombia - 0.1%
Cementos Argos SA (Materials)	9,486	6,239

Czech Republic - 0.2%
Komercni banka AS (Banks)†	493	15,961

Denmark - 1.1%
Ambu A/S, Class B (Health Care Equipment & Services)*†	852	13,555
Chr Hansen Holding A/S (Materials)†	249	19,369

	Shares	Value

COMMON STOCKS - 97.8% (continued)
Denmark - 1.1% (continued)
Coloplast A/S, Class B (Health Care Equipment & Services)†	193	$27,815
Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*†	39	16,020
Novozymes A/S, Class B (Materials)†	254	13,227

		89,986

Egypt - 0.1%
Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	3,228	3,903

Finland - 0.5%
Kone OYJ, Class B (Capital Goods)†	404	23,038
Neste OYJ (Energy)†	314	15,175

		38,213

France - 4.5%
Air Liquide SA (Materials)†	326	58,668
Alten SA (Software & Services)†	250	42,561
Dassault Systemes SE (Software & Services)†	650	26,408
IPSOS (Media & Entertainment)†	965	52,245
Kering SA (Consumer Durables & Apparel)†	52	33,282
L’Oreal SA (Household & Personal Products)†	49	23,386
Rubis SCA (Utilities)†	1,135	33,540
Safran SA (Capital Goods)†	289	44,967
Sartorius Stedim Biotech (Pharmaceuticals, Biotechnology & Life Sciences)†	41	11,004
Schneider Electric SE (Capital Goods)†	159	27,779

		353,840

Germany - 6.3%
adidas AG (Consumer Durables & Apparel)†	60	10,550
Allianz SE, Reg S (Insurance)†	207	51,928
Bayerische Motoren Werke AG (Automobiles & Components)†	715	79,917
Bechtle AG (Software & Services)†	415	19,244
BioNTech SE - ADR (Pharmaceuticals, Biotechnology & Life Sciences)	388	44,325
Brenntag SE (Capital Goods)†	257	20,916
Carl Zeiss Meditec AG (Bearer) (Health Care Equipment & Services)†	134	18,013

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Global Equity Research Portfolio Portfolio of Investments (continued) April 30, 2023 (unaudited)

	Shares	Value

COMMON STOCKS - 97.8% (continued)
Germany - 6.3% (continued)
FUCHS PETROLUB SE (Materials)†	685	$22,235
HelloFresh SE (Food & Staples Retailing)*†	415	11,100
Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	1,851	67,208
KWS Saat SE & Co. KGaA (Food Beverage & Tobacco)†	263	17,047
MTU Aero Engines AG (Capital Goods)†	65	17,032
Nemetschek SE (Software & Services)†	198	15,386
Rational AG (Capital Goods)†	28	20,223
SAP SE - Sponsored ADR (Software & Services)	201	27,189
Scout24 SE (Media & Entertainment)^†	235	14,641
Symrise AG (Materials)†	160	19,295
TeamViewer SE (Software & Services)*^†	1,400	25,846

		502,095

Hong Kong - 1.9%
AIA Group Ltd. (Insurance)†	1,600	17,458
ASMPT Ltd. (Semiconductors & Semiconductor Equipment)†	6,500	51,062
Budweiser Brewing Co. APAC Ltd. (Food Beverage & Tobacco)^†	6,300	18,173
Techtronic Industries Co., Ltd. (Capital Goods)†	6,000	65,131

		151,824

Iceland - 0.2%
Marel HF (Capital Goods)^†	2,669	11,636

India - 0.8%
Asian Paints Ltd. (Materials)†	460	16,356
HDFC Bank Ltd. (Banks)†	661	13,677
ICICI Bank Ltd. - Sponsored ADR (Banks)	1,034	23,523
Tata Consultancy Services Ltd. (Software & Services)†	327	12,912

		66,468

Indonesia - 0.4%
Astra International Tbk PT (Automobiles & Components)†	33,400	15,404
Bank Rakyat Indonesia Persero Tbk PT (Banks)†	53,600	18,665

		34,069

Ireland - 0.2%
Ryanair Holdings plc - Sponsored ADR (Transportation)*	196	18,736

	Shares	Value

COMMON STOCKS - 97.8% (continued)
Israel - 0.4%
CyberArk Software Ltd. (Software & Services)*	140	$17,444
Nice Ltd. - Sponsored ADR (Software & Services)*	76	15,505

		32,949

Italy - 0.6%
DiaSorin SpA (Health Care Equipment & Services)†	148	16,076
FinecoBank Banca Fineco SpA (Banks)†	1,194	18,080
Reply SpA (Software & Services)†	131	15,301

		49,457

Japan - 8.4%
BML Inc. (Health Care Equipment & Services)†	1,100	24,683
Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	2,200	56,786
Daifuku Co., Ltd. (Capital Goods)†	1,500	27,683
GMO Payment Gateway Inc. (Software & Services)†	200	15,661
Hakuhodo DY Holdings Inc. (Media & Entertainment)†	3,100	36,524
Kakaku.com Inc. (Media & Entertainment)†	1,000	13,780
Keyence Corp. (Technology Hardware & Equipment)†	40	18,052
Komatsu Ltd. (Capital Goods)†	2,300	56,903
Lasertec Corp. (Semiconductors & Semiconductor Equipment)†	100	13,813
M3 Inc. (Health Care Equipment & Services)†	400	9,821
Makita Corp. (Capital Goods)†	1,000	28,077
MISUMI Group Inc. (Capital Goods)†	700	17,680
Nitori Holdings Co., Ltd. (Retailing)†	400	50,992
Recruit Holdings Co., Ltd. (Commercial & Professional Services)†	300	8,457
Rinnai Corp. (Consumer Durables & Apparel)†	1,320	31,888
Santen Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	2,700	22,671
Shimano Inc. (Consumer Durables & Apparel)†	300	46,576
Shionogi & Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,400	62,718

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Global Equity Research Portfolio Portfolio of Investments (continued) April 30, 2023 (unaudited)

	Shares	Value

COMMON STOCKS - 97.8% (continued)
Japan - 8.4% (continued)
Shiseido Co., Ltd. (Household & Personal Products)†	300	$15,049
SMC Corp. (Capital Goods)†	40	20,030
Stanley Electric Co., Ltd. (Automobiles & Components)†	2,400	54,067
Sysmex Corp. (Health Care Equipment & Services)†	200	12,874
UT Group Co., Ltd. (Commercial & Professional Services)*†	1,100	21,107

		665,892

Kazakhstan - 0.6%
Halyk Savings Bank of Kazakhstan JSC - GDR, Reg S (Banks)†	1,120	15,030
Kaspi.KZ JSC - GDR, Reg S (Diversified Financials)†	343	28,320

		43,350

Mexico - 0.8%
Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	192	18,628
Grupo Financiero Banorte SABde CV, Series O (Banks)	2,000	17,295
Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	6,800	27,416

		63,339

Netherlands - 0.8%
Adyen NV (Software & Services)*^†	8	12,811
ASM International NV (Semiconductors & Semiconductor Equipment)†	37	13,479
ASML Holding NV, Reg S (Semiconductors & Semiconductor Equipment)	57	36,301

		62,591

Norway - 0.3%
Adevinta ASA (Media & Entertainment)*†	1,658	12,790
TOMRA Systems ASA (Commercial & Professional Services)†	780	11,955

		24,745

Panama - 0.3%
Copa Holdings SA, Class A (Transportation)	216	19,509

Peru - 0.2%
Credicorp Ltd. (Banks)	126	17,070

Philippines - 2.4%
Bank of the Philippine Islands (Banks)†	13,610	26,531

	Shares	Value

COMMON STOCKS - 97.8% (continued)
Philippines - 2.4% (continued)
BDO Unibank Inc. (Banks)†	24,994	$65,214
International Container Terminal Services Inc. (Transportation)†	4,970	19,474
Jollibee Foods Corp. (Consumer Services)†	4,720	19,210
Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	10,510	10,343
Security Bank Corp. (Banks)†	8,660	14,471
SM Prime Holdings Inc. (Real Estate)†	27,500	16,867
Universal Robina Corp. (Food Beverage & Tobacco)†	6,400	17,016

		189,126

Poland - 0.5%
Allegro.eu SA (Retailing)*^†	3,048	24,103
ING Bank Slaski SA (Banks)†	426	16,246

		40,349

Russia - 0.0%^^
LUKOIL PJSC (Energy)‡	278	—
Novatek PJSC - Sponsored GDR, Reg S (Energy)*‡	89	—
Sberbank of Russia PJSC (Banks)*‡	5,112	—
Yandex NV, Class A (Media & Entertainment)*‡	383	—

		—

Saudi Arabia - 0.8%
Al Rajhi Bank (Banks)†	468	9,632
Bupa Arabia for Cooperative Insurance Co. (Insurance)†	501	23,653
Jarir Marketing Co. (Retailing)†	252	10,985
Mouwasat Medical Services Co. (Health Care Equipment & Services)†	321	21,162

		65,432

Singapore - 1.4%
DBS Group Holdings Ltd. (Banks)†	2,118	52,530
Oversea-Chinese Banking Corp., Ltd. (Banks)†	6,224	58,921

		111,451

Slovenia - 0.2%
Krka dd Novo mesto (Pharmaceuticals, Biotechnology & Life Sciences)†	152	19,438

South Africa - 0.2%
Discovery Ltd. (Insurance)*†	1,831	14,382

South Korea - 0.7%
Amorepacific Corp. (Household & Personal Products)†	155	14,307

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Global Equity Research Portfolio Portfolio of Investments (continued) April 30, 2023 (unaudited)

	Shares	Value

COMMON STOCKS - 97.8% (continued)
South Korea - 0.7% (continued)
Cheil Worldwide Inc. (Media & Entertainment)†	1,001	$13,864
Coway Co., Ltd. (Consumer Durables & Apparel)†	184	6,765
NAVER Corp. (Media & Entertainment)†	88	12,773
NCSoft Corp. (Media & Entertainment)†	38	10,773

		58,482

Spain - 1.6%
Amadeus IT Group SA (Software & Services)*†	248	17,448
Banco Bilbao Vizcaya Argentaria SA (Banks)†	8,190	60,249
Banco Santander SA - Sponsored ADR (Banks)	14,529	50,416

		128,113

Sweden - 2.4%
Alfa Laval AB (Capital Goods)†	735	26,997
Assa Abloy AB, Class B (Capital Goods)†	664	15,813
Atlas Copco AB, Class A (Capital Goods)†	2,176	31,505
Epiroc AB, Class A (Capital Goods)†	1,467	29,363
Evolution AB (Consumer Services)^†	112	14,947
Hexagon AB, Class B (Technology Hardware & Equipment)†	1,890	21,623
Intrum AB (Commercial & Professional Services)†	1,097	9,948
Skandinaviska Enskilda Banken AB, Class A (Banks)†	1,670	19,030
Thule Group AB (Consumer Durables & Apparel)^†	706	20,481

		189,707

Switzerland - 2.8%
Alcon Inc. (Health Care Equipment & Services)	583	42,256
Cie Financiere Richemont SA, Class A, Reg S (Consumer Durables & Apparel)†	244	40,319
Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	60	37,343
Novartis AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	165	16,888
SGS SA, Reg S (Commercial & Professional Services)†	150	13,546
Sonova Holding AG, Reg S (Health Care Equipment & Services)†	68	21,534

	Shares	Value

COMMON STOCKS - 97.8% (continued)
Switzerland - 2.8% (continued)
Straumann Holding AG, Reg S (Health Care Equipment & Services)†	150	$22,559
Tecan Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	32	13,939
VAT Group AG (Capital Goods)^†	48	16,934

		225,318

Taiwan - 1.4%
Advantech Co., Ltd. (Technology Hardware & Equipment)†	999	12,126
Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)†	14,000	30,067
Delta Electronics Inc. (Technology Hardware & Equipment)†	1,000	9,826
Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	600	9,555
Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	4,000	13,620
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	2,000	32,799

		107,993

Thailand - 0.2%
SCB X pcl, Reg S (Banks)†	6,200	18,792

Turkey - 0.3%
BIM Birlesik Magazalar AS (Food & Staples Retailing)†	2,570	20,622

United Arab Emirates - 0.5%
Agthia Group PJSC (Food Beverage & Tobacco)†	8,681	10,931
Emaar Properties PJSC (Real Estate)†	18,834	30,477

		41,408

United Kingdom - 5.2%
Abcam plc - Sponsored ADR (Pharmaceuticals, Biotechnology & Life Sciences)*	872	14,205
Coca-Cola HBC AG - CDI (Food Beverage & Tobacco)*†	576	17,581
Compass Group plc (Consumer Services)†	967	25,490
Dechra Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	435	20,446
Diploma plc (Capital Goods)†	1,655	55,854

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Global Equity Research Portfolio Portfolio of Investments (continued) April 30, 2023 (unaudited)

	Shares	Value

COMMON STOCKS - 97.8% (continued)
United Kingdom - 5.2% (continued)
Grafton Group plc (Capital Goods)†	2,919	$31,822
Haleon plc (Household & Personal Products)†	16,411	72,458
Rathbones Group plc (Diversified Financials)†	1,554	38,191
Reckitt Benckiser Group plc (Household & Personal Products)†	471	38,092
Rightmove plc (Media & Entertainment)†	2,075	15,019
Rio Tinto plc (Materials)†	994	63,117
Standard Chartered plc (Banks)†	2,608	20,625
		412,900
United States - 35.5%
Abbott Laboratories (Health Care Equipment & Services)	152	16,791
AbbVie Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	455	68,760
Accenture plc, Class A (Software & Services)	70	19,620
Adobe Inc. (Software & Services)*	90	33,980
Air Products and Chemicals Inc. (Materials)	66	19,428
Allegion plc (Capital Goods)	136	15,025
Alphabet Inc., Class A (Media & Entertainment)*	680	72,991
Altair Engineering Inc., Class A (Software & Services)*	277	19,127
Amazon.com Inc. (Retailing)*	239	25,203
AMETEK Inc. (Capital Goods)	147	20,276
Amphenol Corp., Class A (Technology Hardware & Equipment)	288	21,735
ANSYS Inc. (Software & Services)*	78	24,486
Apple Inc. (Technology
Hardware & Equipment)	228	38,687
Applied Materials Inc. (Semiconductors & Semiconductor Equipment)	615	69,513
Atlassian Corp., Class A (Software & Services)*	102	15,061
Booking Holdings Inc. (Consumer Services)*	8	21,490
BorgWarner Inc. (Automobiles & Components)	1,673	80,521
Bristol-Myers Squibb Co. (Pharmaceuticals, Biotechnology & Life Sciences)	973	64,967
Broadcom Inc. (Semiconductors & Semiconductor Equipment)	147	92,095

	Shares	Value

COMMON STOCKS - 97.8% (continued)
United States - 35.5% (continued)
Church & Dwight Co., Inc. (Household & Personal Products)	198	$19,230
Cisco Systems Inc. (Technology Hardware & Equipment)	812	38,367
CME Group Inc. (Diversified Financials)	84	15,605
Cognex Corp. (Technology Hardware & Equipment)	230	10,969
Copart Inc. (Commercial & Professional Services)*	968	76,520
CoStar Group Inc. (Commercial & Professional Services)*	225	17,314
Costco Wholesale Corp. (Food & Staples Retailing)	35	17,613
Danaher Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	270	63,966
Deere & Co. (Capital Goods)	180	68,044
Domino’s Pizza Inc. (Consumer Services)	44	13,969
eBay Inc. (Retailing)	259	12,025
Ecolab Inc. (Materials)	84	14,099
Edwards Lifesciences Corp. (Health Care Equipment & Services)*	212	18,652
Elanco Animal Health Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	3,065	29,026
Electronic Arts Inc. (Media & Entertainment)	143	18,201
EnerSys (Capital Goods)	200	16,594
EPAM Systems Inc. (Software & Services)*	31	8,756
Equifax Inc. (Commercial & Professional Services)	78	16,254
Five Below Inc. (Retailing)*	84	16,578
Gartner Inc. (Software & Services)*	201	60,794
Globant SA (Software & Services)*	97	15,216
Guidewire Software Inc. (Software & Services)*	152	11,581
HEICO Corp. (Capital Goods)	89	15,009
IDEXX Laboratories Inc. (Health Care Equipment & Services)*	70	34,451
Illumina Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	60	12,334
Intuitive Surgical Inc. (Health Care Equipment & Services)*	63	18,977
IPG Photonics Corp. (Technology Hardware & Equipment)*	179	20,581

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Global Equity Research Portfolio Portfolio of Investments (continued) April 30, 2023 (unaudited)

	Shares	Value

COMMON STOCKS - 97.8% (continued)
United States - 35.5% (continued)
Jack Henry & Associates Inc. (Software & Services)	100	$16,334
Johnson & Johnson (Pharmaceuticals, Biotechnology & Life Sciences)	500	81,850
JPMorgan Chase & Co. (Banks)	589	81,423
Linde plc (Materials)	152	56,156
Malibu Boats Inc., Class A (Consumer Durables & Apparel)*	436	24,743
Mastercard Inc., Class A (Software & Services)	52	19,762
McCormick & Co., Inc. (Food Beverage & Tobacco)	189	16,604
McDonald’s Corp. (Consumer Services)	85	25,139
MercadoLibre Inc. (Retailing)*	15	19,162
Merck & Co., Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	649	74,940
Meta Platforms Inc., Class A (Media & Entertainment)*	425	102,136
Microsoft Corp. (Software & Services)	259	79,580
Monster Beverage Corp. (Food Beverage & Tobacco)*	332	18,592
Netflix Inc. (Media & Entertainment)*	269	88,751
Neurocrine Biosciences Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	774	78,205
NIKE Inc., Class B (Consumer Durables & Apparel)	156	19,768
Northrop Grumman Corp. (Capital Goods)	29	13,377
Palo Alto Networks Inc. (Software & Services)*	156	28,464
PayPal Holdings Inc. (Software & Services)*	272	20,672
Pinterest Inc., Class A (Media & Entertainment)*	566	13,018
Pool Corp. (Retailing)	103	36,186
Reinsurance Group of America Inc. (Insurance)	387	55,078
Repligen Corp. (Pharmaceuticals, Biotechnology & Life Sciences)*	97	14,708
ResMed Inc. (Health Care Equipment & Services)	81	19,518
Rockwell Automation Inc. (Capital Goods)	55	15,588
Salesforce Inc. (Software & Services)*	130	25,788
Schlumberger NV (Energy)	698	34,446

	Shares	Value

COMMON STOCKS - 97.8% (continued)
United States - 35.5% (continued)
Sensata Technologies Holding plc (Capital Goods)	328	$14,252
ServiceNow Inc. (Software & Services)*	54	24,809
Starbucks Corp. (Consumer Services)	286	32,687
Teradyne Inc. (Semiconductors & Semiconductor Equipment)	169	15,443
Texas Instruments Inc. (Semiconductors & Semiconductor Equipment)	115	19,228
Thermo Fisher Scientific Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	125	69,362
Vertex Pharmaceuticals Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	221	75,301
Visa Inc., Class A (Software & Services)	76	17,687
Walt Disney Co. (Media & Entertainment)*	221	22,653
Workday Inc., Class A (Software & Services)*	140	26,060
		2,817,951

Total Common Stocks (Cost $6,903,767)		$7,757,136

PREFERRED STOCKS - 1.1%
Colombia - 0.1%
Bancolombia SA - Sponsored ADR, 11.36% (Banks)+	360	8,820
Germany - 0.3%
Sartorius AG, 0.41% (Pharmaceuticals, Biotechnology & Life Sciences)+†	55	21,300
South Korea - 0.7%
Samsung Electronics Co., Ltd. - GDR, Reg S, 2.68% (Technology Hardware & Equipment)+†	51	53,131

Total Preferred Stocks (Cost $95,746)		$83,251

SHORT TERM INVESTMENTS - 1.0%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 4.56% (Money Market Funds)	82,337	82,337

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Global Equity Research Portfolio Portfolio of Investments (continued) April 30, 2023 (unaudited)

Shares	Value

SHORT TERM INVESTMENTS - 1.0% (continued)

Total Short Term Investments (Cost $82,337)	$82,337

Total Investments—99.9%

(Cost $7,081,850)	$7,922,724

Other Assets Less Liabilities - 0.1%	9,465

Net Assets—100.0%	$7,932,189

Summary of Abbreviations

ADR	American Depositary Receipt

CDI	Chess Depositary Interest

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

*	Non-income producing security.

^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 2.7% of net assets as of April 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

‡	Investment categorized as level 3 security that is effectively valued at zero.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

^^	Amount is less than 0.005%.

Industry	Percentage of Net Assets
Automobiles & Components	3.1%
Banks	8.2
Capital Goods	11.7
Commercial & Professional Services	2.1
Consumer Durables & Apparel	3.8
Consumer Services	2.3
Diversified Financials	1.7
Energy	0.6
Food & Staples Retailing	2.2
Food Beverage & Tobacco	2.6
Health Care Equipment & Services	4.1
Household & Personal Products	2.3
Insurance	3.2
Materials	5.3
Media & Entertainment	7.0
Pharmaceuticals, Biotechnology & Life Sciences	13.6
Real Estate	0.7
Retailing	2.9
Semiconductors & Semiconductor Equipment	5.9
Software & Services	9.6
Technology Hardware & Equipment	3.5
Transportation	1.5
Utilities	1.0
Money Market Fund	1.0

Total Investments	99.9

Other Assets Less Liabilities	0.1

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
International Equity Portfolio Portfolio of Investments April 30, 2023 (unaudited)

	Shares	Value

COMMON STOCKS - 95.1%

Australia - 2.0%
BHP Group Ltd. - Sponsored ADR (Materials)	5,368,468	$316,954,351

Brazil - 1.7%
Ambev SA - ADR (Food Beverage & Tobacco)*	63,811,946	178,673,449
XP Inc., Class A (Diversified Financials)*	6,123,320	87,502,243
		266,175,692

Canada - 4.0%
Alimentation Couche-Tard Inc. (Food & Staples Retailing)	4,767,300	237,933,960
Canadian National Railway Co. (Transportation)	1,531,822	182,700,410
Manulife Financial Corp. (Insurance)	10,969,100	216,572,628
		637,206,998

China - 8.7%
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	139,667,074	142,351,267
ENN Energy Holdings Ltd. (Utilities)†	15,000,600	205,405,646
Haier Smart Home Co., Ltd., Class A (Consumer Durables & Apparel)†	61,760,588	211,596,522
LONGi Green Energy Technology Co., Ltd., Class A (Semiconductors & Semiconductor Equipment)†	45,994,400	231,914,755
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	21,454,000	156,345,311
Tencent Holdings Ltd. (Media & Entertainment)†	4,778,110	211,370,374
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	68,339,383	231,012,835
		1,389,996,710

Denmark - 1.5%
Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*†	291,835	119,880,816
Novozymes A/S, Class B (Materials)†	2,377,983	123,829,739
		243,710,555

France - 9.5%
Air Liquide SA (Materials)†	1,064,506	191,571,747
Dassault Systemes SE (Software & Services)†	4,897,181	198,959,027
Kering SA (Consumer Durables & Apparel)†	322,131	206,173,458
L’Oreal SA (Household & Personal Products)†	901,739	430,371,455

	Shares	Value

COMMON STOCKS - 95.1% (continued)

France - 9.5% (continued)
Schneider Electric SE (Capital Goods)†	2,804,466	$489,965,797
		1,517,041,484

Germany - 8.7%
Allianz SE, Reg S (Insurance)†	1,686,082	422,973,500
Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	13,241,956	480,799,793
SAP SE - Sponsored ADR (Software & Services)	1,836,939	248,482,738
Symrise AG (Materials)†	1,898,189	228,914,629
		1,381,170,660

Hong Kong - 2.2%
AIA Group Ltd. (Insurance)†	32,040,174	349,596,206

India - 2.5%
HDFC Bank Ltd. - ADR (Banks)	3,038,691	212,100,632
ICICI Bank Ltd. - Sponsored ADR (Banks)	8,231,348	187,263,167
		399,363,799

Indonesia - 1.4%
Telkom Indonesia Persero Tbk PT (Telecommunication Services)†	792,112,700	228,928,373

Japan - 13.6%
Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	10,029,200	258,873,609
Daifuku Co., Ltd. (Capital Goods)†	7,571,200	139,726,940
FANUC Corp. (Capital Goods)†	3,439,700	116,527,257
Keyence Corp. (Technology Hardware & Equipment)†	448,634	202,472,968
Komatsu Ltd. (Capital Goods)†	8,370,300	207,083,310
Kubota Corp. (Capital Goods)†	13,193,700	199,361,164
Nitori Holdings Co., Ltd. (Retailing)†	1,329,900	169,535,096
Shimano Inc. (Consumer Durables & Apparel)†	855,800	132,867,247
Shionogi & Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	3,964,200	177,589,326
Shiseido Co., Ltd. (Household & Personal Products)†	3,516,200	176,386,201
Sysmex Corp. (Health Care Equipment & Services)†	2,416,007	155,522,591
Unicharm Corp. (Household & Personal Products)†	5,813,100	234,399,096
		2,170,344,805

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
International Equity Portfolio Portfolio of Investments (continued) April 30, 2023 (unaudited)

	Shares	Value

COMMON STOCKS - 95.1% (continued)
Mexico - 2.2%
Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	3,530,394	$342,518,826

Netherlands - 1.7%
Adyen NV (Software & Services)*^†	170,707	273,376,281
Peru - 0.6%
Credicorp Ltd. (Banks)	703,268	95,278,749
Russia - 0.0%^^
LUKOIL PJSC (Energy)‡	4,279,605	—
Yandex NV, Class A (Media & Entertainment)*‡	2,609,766	—
		—
Singapore - 2.9%
DBS Group Holdings Ltd. (Banks)†	18,453,280	457,671,312
South Korea - 3.3%
Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	430,453	532,219,582
Spain - 1.8%
Banco Bilbao Vizcaya Argentaria SA (Banks)†	39,958,958	293,954,232
Sweden - 9.2%
Alfa Laval AB (Capital Goods)†	7,644,934	280,803,049
Atlas Copco AB, Class A (Capital Goods)†	40,468,243	585,910,933
Epiroc AB, Class A (Capital Goods)†	11,744,728	235,074,710
Skandinaviska Enskilda Banken AB, Class A (Banks)†	32,347,485	368,600,575
		1,470,389,267
Switzerland - 8.2%
Alcon Inc. (Health Care Equipment & Services)	3,338,137	241,948,170
Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	535,372	333,207,413
Nestle SA - Sponsored ADR (Food Beverage & Tobacco)	1,712,170	219,602,924
Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	1,057,700	331,523,153
Sonova Holding AG, Reg S (Health Care Equipment & Services)†	579,608	183,548,446
		1,309,830,106

	Shares	Value

COMMON STOCKS - 95.1% (continued)
Taiwan - 2.1%
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR (Semiconductors & Semiconductor Equipment)	3,961,981	$333,994,998
United Kingdom - 5.8%
Haleon plc (Household & Personal Products)†	50,445,222	222,725,415
Rio Tinto plc (Materials)†	4,672,597	296,701,651
Shell plc (Energy)†	10,783,440	331,750,243
Standard Chartered plc (Banks)†	9,346,336	73,916,135
		925,093,444
United States - 1.5%
Linde plc (Materials)	627,815	231,946,252

Total Common Stocks (Cost $11,036,601,625)		$15,166,762,682

SHORT TERM INVESTMENTS - 4.6%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 4.56% (Money Market Funds)	739,797,566	739,797,566

Total Short Term Investments (Cost $739,797,566)		$739,797,566

Total Investments—99.7%

(Cost $11,776,399,191)		$15,906,560,248

Other Assets Less Liabilities - 0.3%		47,409,097

Net Assets—100.0%		$15,953,969,345

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
International Equity Portfolio Portfolio of Investments (continued) April 30, 2023 (unaudited)

Summary of Abbreviations

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.7% of net assets as of April 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

‡	Investment categorized as level 3 security that is effectively valued at zero.

^^	Amount is less than 0.005%.

Industry	Percentage of Net Assets
Banks	10.6%
Capital Goods	15.5
Consumer Durables & Apparel	3.4
Diversified Financials	0.6
Energy	2.1
Food & Staples Retailing	1.5
Food Beverage & Tobacco	4.7
Health Care Equipment & Services	3.6
Household & Personal Products	6.7
Insurance	7.3
Materials	8.7
Media & Entertainment	1.3
Pharmaceuticals, Biotechnology & Life Sciences	8.5
Retailing	1.1
Semiconductors & Semiconductor Equipment	6.6
Software & Services	4.5
Technology Hardware & Equipment	4.6
Telecommunication Services	1.4
Transportation	1.1
Utilities	1.3
Money Market Fund	4.6

Total Investments	99.7

Other Assets Less Liabilities	0.3

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
International Developed Markets Equity Portfolio Portfolio of Investments April 30, 2023 (unaudited)

	Shares	Value

COMMON STOCKS - 95.4%
Australia - 2.3%
BHP Group Ltd. - Sponsored ADR (Materials)	37,964	$2,241,395

Canada - 5.3%
Alimentation Couche-Tard Inc. (Food & Staples Retailing)	39,900	1,991,392
Canadian National Railway Co. (Transportation)	12,665	1,510,555
Manulife Financial Corp. (Insurance)	81,000	1,599,255
		5,101,202

China - 2.1%
Haier Smart Home Co., Ltd., Class H (Consumer Durables & Apparel)†	220,400	714,798
LONGi Green Energy Technology Co., Ltd., Class A (Semiconductors & Semiconductor Equipment)†	132,000	665,575
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	190,653	644,479
		2,024,852

Denmark - 1.9%
Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*†	2,394	983,414
Novozymes A/S, Class B (Materials)†	15,821	823,854
		1,807,268

France - 11.8%
Air Liquide SA (Materials)†	8,265	1,487,395
Dassault Systemes SE (Software & Services)†	37,683	1,530,957
Kering SA (Consumer Durables & Apparel)†	2,580	1,651,277
L’Oreal SA (Household & Personal Products)†	6,522	3,112,744
Schneider Electric SE (Capital Goods)†	20,424	3,568,259
		11,350,632

Germany - 10.7%
Allianz SE, Reg S (Insurance)†	12,956	3,250,165
Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	101,097	3,670,713
SAP SE - Sponsored ADR (Software & Services)	14,108	1,908,389
Symrise AG (Materials)†	12,551	1,513,604
		10,342,871

Hong Kong - 2.6%
AIA Group Ltd. (Insurance)†	231,200	2,522,666

India - 0.9%
HDFC Bank Ltd. - ADR (Banks)	12,893	899,931

	Shares	Value

COMMON STOCKS - 95.4% (continued)
Indonesia - 0.4%
Telkom Indonesia Persero Tbk PT (Telecommunication Services)†	1,416,700	$409,440
Japan - 17.3%
Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	71,000	1,832,651
Daifuku Co., Ltd. (Capital Goods)†	58,800	1,085,157
FANUC Corp. (Capital Goods)†	28,200	955,336
Keyence Corp. (Technology Hardware & Equipment)†	3,400	1,534,454
Komatsu Ltd. (Capital Goods)†	69,100	1,709,551
Kubota Corp. (Capital Goods)†	101,500	1,533,698
Nitori Holdings Co., Ltd. (Retailing)†	10,100	1,287,544
Shimano Inc. (Consumer Durables & Apparel)†	6,900	1,071,260
Shionogi & Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	29,700	1,330,509
Shiseido Co., Ltd. (Household & Personal Products)†	27,600	1,384,523
Sysmex Corp. (Health Care Equipment & Services)†	16,500	1,062,134
Unicharm Corp. (Household & Personal Products)†	45,900	1,850,806
		16,637,623
Mexico - 0.3%
Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	3,214	311,822

Netherlands - 2.3%
Adyen NV (Software & Services)*^†	1,362	2,181,155

Singapore - 3.3%
DBS Group Holdings Ltd. (Banks)†	129,200	3,204,370

South Korea - 1.2%
Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	894	1,105,357

Spain - 2.4%
Banco Bilbao Vizcaya Argentaria SA (Banks)†	318,645	2,344,081

Sweden - 9.9%
Alfa Laval AB (Capital Goods)†	52,062	1,912,269
Atlas Copco AB, Class A (Capital Goods)†	265,800	3,848,329
Epiroc AB, Class A (Capital Goods)†	78,181	1,564,819

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
International Developed Markets Equity Portfolio Portfolio of Investments (continued) April 30, 2023 (unaudited)

	Shares	Value

COMMON STOCKS - 95.4% (continued)
Sweden - 9.9% (continued)
Skandinaviska Enskilda Banken AB, Class A (Banks)†	195,923	$2,232,549
		9,557,966

Switzerland - 10.2%
Alcon Inc. (Health Care Equipment & Services)	24,399	1,768,440
Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	4,047	2,518,791
Nestle SA, Reg S (Food Beverage & Tobacco)†	13,500	1,730,847
Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	7,741	2,426,322
Sonova Holding AG, Reg S (Health Care Equipment & Services)†	4,349	1,377,228
		9,821,628

Taiwan - 0.7%
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR (Semiconductors & Semiconductor Equipment)	8,358	704,579

United Kingdom - 7.9%
Haleon plc (Household & Personal Products)†	382,956	1,690,825
Rio Tinto plc (Materials)†	34,439	2,186,816
Shell plc (Energy)†	100,108	3,079,801
Standard Chartered plc (Banks)†	78,420	620,190
		7,577,632

United States - 1.9%
Linde plc (Materials)	4,800	1,773,360

Total Common Stocks (Cost $88,329,925)		$91,919,830

SHORT TERM INVESTMENTS - 4.4%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 4.56% (Money Market Funds)	4,252,575	4,252,575

Total Short Term Investments (Cost $4,252,575)		$4,252,575

Total Investments—99.8%

(Cost $92,582,500)		$96,172,405

Other Assets Less Liabilities - 0.2%		233,341

Net Assets—100.0%		$96,405,746

Summary of Abbreviations

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

*	Non-income producing security.

^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 2.3% of net assets as of April 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

Industry	Percentage of Net Assets
Banks	9.5%
Capital Goods	17.5
Consumer Durables & Apparel	3.5
Energy	3.2
Food & Staples Retailing	2.1
Food Beverage & Tobacco	2.1
Health Care Equipment & Services	4.4
Household & Personal Products	8.4
Insurance	7.6
Materials	10.5
Pharmaceuticals, Biotechnology & Life Sciences	9.4
Retailing	1.3
Semiconductors & Semiconductor Equipment	5.2
Software & Services	5.9
Technology Hardware & Equipment	2.8
Telecommunication Services	0.4
Transportation	1.6
Money Market Fund	4.4

Total Investments	99.8

Other Assets Less Liabilities	0.2

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
International Carbon Transition Equity Portfolio Portfolio of Investments April 30, 2023 (unaudited)

	Shares	Value

COMMON STOCKS - 91.0%
Brazil - 1.6%
Ambev SA - ADR (Food Beverage & Tobacco)*	7,633	$21,372
XP Inc., Class A (Diversified Financials)*	799	11,418
		32,790

Canada - 3.0%
Canadian National Railway Co. (Transportation)	182	21,707
Manulife Financial Corp. (Insurance)	2,000	39,488
		61,195

China - 8.2%
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	24,000	24,461
Haier Smart Home Co., Ltd., Class A (Consumer Durables & Apparel)†	11,100	38,030
LONGi Green Energy Technology Co., Ltd., Class A (Semiconductors & Semiconductor Equipment)†	5,700	28,741
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	3,500	25,506
Tencent Holdings Ltd. (Media & Entertainment)†	600	26,542
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	7,700	26,029
		169,309

Denmark - 0.8%
Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*†	3	1,232
Novozymes A/S, Class B (Materials)†	310	16,143
		17,375

France - 9.9%
Air Liquide SA (Materials)†	131	23,575
Dassault Systemes SE (Software & Services)†	639	25,961
Kering SA (Consumer Durables & Apparel)†	39	24,961
L’Oreal SA (Household & Personal Products)†	113	53,932
Schneider Electric SE (Capital Goods)†	439	76,697
		205,126

Germany - 8.4%
Allianz SE, Reg S (Insurance)†	207	51,928
Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	1,660	60,273

	Shares	Value

COMMON STOCKS - 91.0% (continued)
Germany - 8.4% (continued)
SAP SE - Sponsored ADR (Software & Services)	240	$32,465
Symrise AG (Materials)†	238	28,702
		173,368

Hong Kong - 2.1%
AIA Group Ltd. (Insurance)†	4,000	43,645
India - 2.5%
HDFC Bank Ltd. - ADR (Banks)	397	27,711
ICICI Bank Ltd. - Sponsored ADR (Banks)	1,075	24,456
		52,167

Indonesia - 2.1%
Telkom Indonesia Persero Tbk PT (Telecommunication Services)†	146,900	42,455
Japan - 13.8%
Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	900	23,231
Daifuku Co., Ltd. (Capital Goods)†	900	16,610
FANUC Corp. (Capital Goods)†	500	16,939
Keyence Corp. (Technology Hardware & Equipment)†	55	24,822
Komatsu Ltd. (Capital Goods)†	1,700	42,058
Kubota Corp. (Capital Goods)†	1,700	25,688
Nitori Holdings Co., Ltd. (Retailing)†	200	25,496
Shimano Inc. (Consumer Durables & Apparel)†	100	15,525
Shionogi & Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	500	22,399
Shiseido Co., Ltd. (Household & Personal Products)†	500	25,082
Sysmex Corp. (Health Care Equipment & Services)†	300	19,311
Unicharm Corp. (Household & Personal Products)†	700	28,226
		285,387

Mexico - 2.6%
Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	549	53,264
Netherlands - 1.7%
Adyen NV (Software & Services)*^†	22	35,232
Peru - 1.0%
Credicorp Ltd. (Banks)	147	19,915

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
International Carbon Transition Equity Portfolio Portfolio of Investments (continued) April 30, 2023 (unaudited)

	Shares	Value

COMMON STOCKS - 91.0% (continued)
Singapore - 2.8%
DBS Group Holdings Ltd. (Banks)†	2,300	$57,044

South Korea - 3.2%
Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	53	65,530

Spain - 2.5%
Banco Bilbao Vizcaya Argentaria SA (Banks)†	7,090	52,157

Sweden - 8.8%
Alfa Laval AB (Capital Goods)†	928	34,086
Atlas Copco AB, Class A (Capital Goods)†	5,029	72,811
Epiroc AB, Class A (Capital Goods)†	1,425	28,522
Skandinaviska Enskilda Banken AB, Class A (Banks)†	3,974	45,284
		180,703
Switzerland - 8.9%
Alcon Inc. (Health Care Equipment & Services)	436	31,601
Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	65	40,455
Nestle SA - Sponsored ADR (Food Beverage & Tobacco)	366	46,943
Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	133	41,687
Sonova Holding AG, Reg S (Health Care Equipment & Services)†	76	24,068
		184,754

Taiwan - 2.0%
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR (Semiconductors & Semiconductor Equipment)	486	40,970

United Kingdom - 3.7%
Haleon plc (Household & Personal Products)†	6,306	27,842
Rio Tinto plc (Materials)†	765	48,576
		76,418

United States - 1.4%
Linde plc (Materials)	78	28,817

Total Common Stocks (Cost $1,721,742)		$1,877,621

	Shares	Value

SHORT TERM INVESTMENTS - 5.4%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 4.56% (Money Market Funds)	111,447	$111,447

Total Short Term Investments (Cost $111,447)		$111,447

Total Investments—96.4%

(Cost $1,833,189)		$1,989,068

Other Assets Less Liabilities - 3.6%		75,089

Net Assets—100.0%		$2,064,157

Summary of Abbreviations

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.7% of net assets as of April 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
International Carbon Transition Equity Portfolio Portfolio of Investments (continued) April 30, 2023 (unaudited)

Industry	Percentage of Net Assets
Banks	11.0%
Capital Goods	16.5
Consumer Durables & Apparel	3.8
Diversified Financials	0.6
Food Beverage & Tobacco	5.9
Health Care Equipment & Services	3.6
Household & Personal Products	6.5
Insurance	7.7
Materials	7.1
Media & Entertainment	1.3
Pharmaceuticals, Biotechnology & Life Sciences	7.3
Retailing	1.2
Semiconductors & Semiconductor Equipment	6.3
Software & Services	4.6
Technology Hardware & Equipment	4.4
Telecommunication Services	2.1
Transportation	1.1
Money Market Fund	5.4

Total Investments	96.4

Other Assets Less Liabilities	3.6

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

April 30, 2023 (unaudited)

	Shares	Value

COMMON STOCKS - 96.0%
Australia - 0.9%
BHP Group Ltd. (Materials)†	3,859	$114,178

Brazil - 2.0%
Ambev SA - ADR (Food Beverage & Tobacco)*	12,347	34,572
B3 SA - Brasil Bolsa Balcao (Diversified Financials)	14,500	33,955
Localiza Rent a Car SA (Transportation)	4,800	55,826
Magazine Luiza SA (Retailing)*	24,000	16,071
Raia Drogasil SA (Food & Staples Retailing)	9,400	49,527
WEG SA (Capital Goods)	6,200	51,113
XP Inc., Class A (Diversified Financials)*	1,028	14,690

		255,754

Canada - 2.0%
Alimentation Couche-Tard Inc. (Food & Staples Retailing)	2,700	134,756
Manulife Financial Corp. (Insurance)	6,100	120,438

		255,194

Chile - 0.3%
Banco Santander Chile - ADR (Banks)	1,728	33,091

China - 11.4%
ANTA Sports Products Ltd. (Consumer Durables & Apparel)†	2,000	24,866
Baidu Inc., Class A (Media & Entertainment)*†	2,250	33,855
Contemporary Amperex Technology Co., Ltd., Class A (Capital Goods)†	900	30,188
Country Garden Services Holdings Co., Ltd. (Real Estate)†	11,000	17,277
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	37,600	38,323
ENN Energy Holdings Ltd. (Utilities)†	2,200	30,125
Foshan Haitian Flavouring & Food Co., Ltd., Class A (Food Beverage & Tobacco)†	2,289	23,393
Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)^†	6,800	27,640
Glodon Co., Ltd., Class A (Software & Services)†	3,480	29,190
Guangzhou Tinci Materials Technology Co., Ltd., Class A (Materials)†	11,600	71,596

	Shares	Value

COMMON STOCKS - 96.0% (continued)
China - 11.4% (continued)
Haier Smart Home Co., Ltd., Class H (Consumer Durables & Apparel)†	10,800	$35,026
Haitian International Holdings Ltd. (Capital Goods)†	15,000	38,947
Hangzhou Tigermed Consulting Co., Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)^†	3,300	27,429
Hongfa Technology Co., Ltd., Class A (Capital Goods)†	6,160	27,870
Inner Mongolia Yili Industrial Group Co., Ltd., Class A (Food Beverage & Tobacco)†	5,200	22,236
JD.com Inc., Class A (Retailing)†	1,726	30,660
Jiangsu Hengli Hydraulic Co., Ltd., Class A (Capital Goods)†	3,400	30,226
Jiangsu Hengrui Pharmaceuticals Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	5,564	39,133
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A (Food Beverage & Tobacco)†	1,100	23,846
Kweichow Moutai Co., Ltd., Class A (Food Beverage & Tobacco)†	100	25,521
Li Ning Co., Ltd. (Consumer Durables & Apparel)†	3,500	25,049
LONGi Green Energy Technology Co., Ltd., Class A (Semiconductors & Semiconductor Equipment)†	5,600	28,237
Meituan, Class B (Retailing)*^†	1,880	32,085
Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	3,400	27,935
NetEase Inc. - ADR (Media & Entertainment)	571	50,893
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	6,000	43,725
Sangfor Technologies Inc., Class A (Software & Services)†	1,500	25,865
Sany Heavy Industry Co., Ltd., Class A (Capital Goods)†	12,100	28,857
SF Holding Co., Ltd., Class A (Transportation)†	3,800	30,991
Shandong Sinocera Functional Material Co., Ltd., Class A (Materials)†	5,300	22,562

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2023 (unaudited)

	Shares	Value

COMMON STOCKS - 96.0% (continued)

China - 11.4% (continued)
Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	4,050	$36,181
Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	2,000	19,191
Songcheng Performance Development Co., Ltd., Class A (Consumer Services)†	11,800	24,882
StarPower Semiconductor Ltd., Class A (Semiconductors & Semiconductor Equipment)†	700	24,492
Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	4,700	49,768
Tencent Holdings Ltd. (Media & Entertainment)†	800	35,390
TravelSky Technology Ltd., Class H (Software & Services)†	21,000	41,979
Trip.com Group Ltd. (Consumer Services)*†	1,101	38,938
Wuliangye Yibin Co., Ltd., Class A (Food Beverage & Tobacco)†	1,300	31,846
WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	2,690	26,329
Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	4,500	26,918
Yonyou Network Technology Co., Ltd., Class A (Software & Services)†	7,700	24,076
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	11,900	40,226
Zhejiang Weixing New Building Materials Co., Ltd., Class A (Capital Goods)†	8,100	25,888
ZTO Express Cayman Inc. - ADR (Transportation)	1,185	32,801
		1,422,451

Colombia - 0.1%
Cementos Argos SA (Materials)	26,196	17,230

Czech Republic - 0.3%
Komercni banka AS (Banks)†	1,233	39,919

Denmark - 2.4%
Ambu A/S, Class B (Health Care Equipment & Services)*†	2,770	44,068
Chr Hansen Holding A/S (Materials)†	702	54,606

	Shares	Value

COMMON STOCKS - 96.0% (continued)

Denmark - 2.4% (continued)
Coloplast A/S, Class B (Health Care Equipment & Services)†	377	$54,334
Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*†	277	113,787
Novozymes A/S, Class B (Materials)†	535	27,859
		294,654

Egypt - 0.2%
Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	24,771	29,954

Finland - 0.8%
Kone OYJ, Class B (Capital Goods)†	601	34,272
Neste OYJ (Energy)†	1,376	66,497
		100,769

France - 7.7%
Air Liquide SA (Materials)†	795	143,071
Alten SA (Software & Services)†	918	156,285
Dassault Systemes SE (Software & Services)†	887	36,036
IPSOS (Media & Entertainment)†	2,051	111,041
Kering SA (Consumer Durables & Apparel)†	217	138,887
L’Oreal SA (Household & Personal Products)†	100	47,727
Rubis SCA (Utilities)†	3,120	92,198
Safran SA (Capital Goods)†	558	86,822
Sartorius Stedim Biotech (Pharmaceuticals, Biotechnology & Life Sciences)†	103	27,645
Schneider Electric SE (Capital Goods)†	691	120,724
		960,436

Germany - 10.1%
adidas AG (Consumer Durables & Apparel)†	222	39,035
Allianz SE, Reg S (Insurance)†	507	127,187
Bayerische Motoren Werke AG (Automobiles & Components)†	1,016	113,560
Bechtle AG (Software & Services)†	2,341	108,553
BioNTech SE - ADR (Pharmaceuticals, Biotechnology & Life Sciences)	768	87,736
Brenntag SE (Capital Goods)†	1,433	116,622
Carl Zeiss Meditec AG (Bearer) (Health Care Equipment & Services)†	225	30,246

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2023 (unaudited)

	Shares	Value

COMMON STOCKS - 96.0% (continued)

Germany - 10.1% (continued)
FUCHS PETROLUB SE (Materials)†	2,480	$80,502
HelloFresh SE (Food & Staples Retailing)*†	1,697	45,391
Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	3,128	113,574
KWS Saat SE & Co. KGaA (Food Beverage & Tobacco)†	863	55,936
MTU Aero Engines AG (Capital Goods)†	126	33,015
Nemetschek SE (Software & Services)†	911	70,790
Rational AG (Capital Goods)†	50	36,112
SAP SE - Sponsored ADR (Software & Services)	717	96,989
Scout24 SE (Media & Entertainment)^†	486	30,280
Symrise AG (Materials)†	253	30,511
TeamViewer SE (Software & Services)*^†	2,653	48,978
		1,265,017

Hong Kong - 2.8%
AIA Group Ltd. (Insurance)†	8,600	93,836
ASMPT Ltd. (Semiconductors & Semiconductor Equipment)†	12,600	98,983
Budweiser Brewing Co. APAC Ltd. (Food Beverage & Tobacco)^†	11,900	34,326
Techtronic Industries Co., Ltd. (Capital Goods)†	11,500	124,835
		351,980

Iceland - 0.2%
Marel HF (Capital Goods)^†	5,278	23,010

India - 0.8%
Asian Paints Ltd. (Materials)†	885	31,467
HDFC Bank Ltd. (Banks)†	1,725	35,694
Tata Consultancy Services Ltd. (Software & Services)†	892	35,221
		102,382

Indonesia - 0.8%
Astra International Tbk PT (Automobiles & Components)†	111,500	51,423
Bank Rakyat Indonesia Persero Tbk PT (Banks)†	141,200	49,171
		100,594

Ireland - 0.7%
Ryanair Holdings plc - Sponsored ADR (Transportation)*	947	90,524

	Shares	Value

COMMON STOCKS - 96.0% (continued)

Israel - 0.5%
CyberArk Software Ltd. (Software & Services)*	241	$30,029
Nice Ltd. - Sponsored ADR (Software & Services)*	137	27,949
		57,978

Italy - 1.2%
DiaSorin SpA (Health Care Equipment & Services)†	246	26,721
FinecoBank Banca Fineco SpA (Banks)†	2,153	32,602
Reply SpA (Software & Services)†	729	85,146
		144,469

Japan - 13.6%
BML Inc. (Health Care Equipment & Services)†	2,100	47,122
Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	4,200	108,410
Daifuku Co., Ltd. (Capital Goods)†	5,400	99,657
GMO Payment Gateway Inc. (Software & Services)†	300	23,492
Hakuhodo DY Holdings Inc. (Media & Entertainment)†	9,090	107,097
Kakaku.com Inc. (Media & Entertainment)†	2,700	37,205
Keyence Corp. (Technology Hardware & Equipment)†	60	27,079
Komatsu Ltd. (Capital Goods)†	4,740	117,269
Lasertec Corp. (Semiconductors & Semiconductor Equipment)†	200	27,626
M3 Inc. (Health Care Equipment & Services)†	1,200	29,463
Makita Corp. (Capital Goods)†	3,900	109,502
MISUMI Group Inc. (Capital Goods)†	4,500	113,657
Nitori Holdings Co., Ltd. (Retailing)†	1,000	127,480
Recruit Holdings Co., Ltd. (Commercial & Professional Services)†	2,800	78,935
Rinnai Corp. (Consumer Durables & Apparel)†	3,300	79,719
Santen Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	3,600	30,228
Shimano Inc. (Consumer Durables & Apparel)†	600	93,153
Shionogi & Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	2,700	120,955

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2023 (unaudited)

	Shares	Value

COMMON STOCKS - 96.0% (continued)

Japan - 13.6% (continued)
Shiseido Co., Ltd. (Household & Personal Products)†	800	$40,131
SMC Corp. (Capital Goods)†	260	130,193
Stanley Electric Co., Ltd. (Automobiles & Components)†	4,415	99,461
Sysmex Corp. (Health Care Equipment & Services)†	500	32,186
UT Group Co., Ltd. (Commercial & Professional Services)*†	1,000	19,188
		1,699,208

Kazakhstan - 0.8%
Halyk Savings Bank of Kazakhstan JSC - GDR, Reg S(Banks)†	3,384	45,413
Kaspi.KZ JSC - GDR, Reg S (Diversified Financials)†	657	54,244
		99,657

Mexico - 1.5%
Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	655	63,548
Grupo Financiero Banorte SAB de CV, Series O (Banks)	9,400	81,288
Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	10,100	40,721
		185,557

Netherlands - 1.2%
Adyen NV (Software & Services)*^†	16	25,623
ASM International NV (Semiconductors & Semiconductor Equipment)†	172	62,657
ASML Holding NV, Reg S (Semiconductors & Semiconductor Equipment)	100	63,686
		151,966

Norway - 1.2%
Adevinta ASA (Media & Entertainment)*†	16,158	124,645
TOMRA Systems ASA (Commercial & Professional Services)†	1,495	22,914
		147,559

Panama - 0.3%
Copa Holdings SA, Class A (Transportation)	404	36,489

Peru - 0.3%
Credicorp Ltd. (Banks)	323	43,760

Philippines - 4.0%
Bank of the Philippine Islands (Banks)†	64,285	125,321

	Shares	Value

COMMON STOCKS - 96.0% (continued)

Philippines - 4.0% (continued)
BDO Unibank Inc. (Banks)†	54,920	$143,296
International Container Terminal Services Inc. (Transportation)†	12,650	49,566
Jollibee Foods Corp. (Consumer Services)†	8,190	33,333
Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	35,230	34,669
Security Bank Corp. (Banks)†	19,210	32,101
SM Prime Holdings Inc. (Real Estate)†	74,900	45,940
Universal Robina Corp. (Food Beverage & Tobacco)†	14,560	38,712
		502,938

Poland - 0.5%
Allegro.eu SA (Retailing)*^†	4,376	34,606
ING Bank Slaski SA (Banks)†	878	33,483
		68,089

Russia - 0.0%^^
LUKOIL PJSC (Energy)‡	603	—
Novatek PJSC - Sponsored GDR, Reg S (Energy)*‡	190	—
Sberbank of Russia PJSC (Banks)*‡	13,556	—
Yandex NV, Class A (Media & Entertainment)*‡	541	—
		—

Saudi Arabia - 1.3%
Al Rajhi Bank (Banks)†	1,740	35,811
Bupa Arabia for Cooperative Insurance Co. (Insurance)†	1,276	60,241
Jarir Marketing Co. (Retailing)†	641	27,943
Mouwasat Medical Services Co. (Health Care Equipment & Services)†	503	33,160
		157,155

Singapore - 2.0%
DBS Group Holdings Ltd. (Banks)†	4,814	119,395
Oversea-Chinese Banking Corp., Ltd. (Banks)†	14,038	132,895
		252,290

Slovenia - 0.3%
Krka dd Novo mesto (Pharmaceuticals, Biotechnology & Life Sciences)†	303	38,747

South Africa - 0.3%
Discovery Ltd. (Insurance)*†	4,148	32,580

South Korea - 1.0%
Amorepacific Corp. (Household & Personal Products)†	231	21,322

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2023 (unaudited)

	Shares	Value

COMMON STOCKS - 96.0% (continued)

South Korea - 1.0% (continued)
Cheil Worldwide Inc. (Media & Entertainment)†	2,148	$29,750
Coway Co., Ltd. (Consumer Durables & Apparel)†	524	19,267
NAVER Corp. (Media & Entertainment)†	202	29,319
NCSoft Corp. (Media & Entertainment)†	105	29,766
		129,424

Spain - 2.3%
Amadeus IT Group SA (Software & Services)*†	464	32,645
Banco Bilbao Vizcaya Argentaria SA (Banks)†	18,026	132,606
Banco Santander SA - Sponsored ADR (Banks)	34,683	120,350
		285,601

Sweden - 5.5%
Alfa Laval AB (Capital Goods)†	2,478	91,018
Assa Abloy AB, Class B (Capital Goods)†	4,623	110,096
Atlas Copco AB, Class A (Capital Goods)†	3,548	51,369
Epiroc AB, Class A (Capital Goods)†	5,084	101,758
Evolution AB (Consumer Services)^†	1,144	152,675
Hexagon AB, Class B (Technology Hardware & Equipment)†	2,300	26,314
Intrum AB (Commercial & Professional Services)†	2,169	19,670
Skandinaviska Enskilda Banken AB, Class A (Banks)†	9,177	104,572
Thule Group AB (Consumer Durables & Apparel)^†	1,256	36,436
		693,908

Switzerland - 4.1%
Alcon Inc. (Health Care Equipment & Services)	1,575	114,156
Cie Financiere Richemont SA, Class A, Reg S (Consumer Durables & Apparel)†	470	77,664
Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	117	72,819
Novartis AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	319	32,650
SGS SA, Reg S (Commercial & Professional Services)†	275	24,835
Sonova Holding AG, Reg S (Health Care Equipment & Services)†	124	39,268

	Shares	Value

COMMON STOCKS - 96.0% (continued)

Switzerland - 4.1% (continued)
Straumann Holding AG, Reg S (Health Care Equipment & Services)†	290	$43,613
Tecan Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	194	84,503
VAT Group AG (Capital Goods)^†	53	18,698
		508,206

Taiwan - 1.9%
Advantech Co., Ltd. (Technology Hardware & Equipment)†	2,998	36,389
Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)†	19,000	40,806
Delta Electronics Inc. (Technology Hardware & Equipment)†	3,000	29,477
Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	2,000	31,851
Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	9,000	30,646
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	4,000	65,598
		234,767

Thailand - 0.3%
SCB X pcl, Reg S (Banks)†	14,400	43,646

Turkey - 0.5%
BIM Birlesik Magazalar AS (Food & Staples Retailing)†	7,548	60,566

United Arab Emirates - 0.9%
Agthia Group PJSC (Food Beverage & Tobacco)†	23,110	29,100
Emaar Properties PJSC (Real Estate)†	47,766	77,294
		106,394

United Kingdom - 7.0%
Abcam plc - Sponsored ADR (Pharmaceuticals, Biotechnology & Life Sciences)*	4,498	73,272
Coca-Cola HBC AG - CDI (Food Beverage & Tobacco)*†	1,463	44,655
Compass Group plc (Consumer Services)†	3,381	89,122
Dechra Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	869	40,844
Diploma plc (Capital Goods)†	3,481	117,479

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2023 (unaudited)

	Shares	Value
COMMON STOCKS - 96.0% (continued)
United Kingdom - 7.0% (continued)
Grafton Group plc (Capital Goods)†	5,899	$64,310
Haleon plc (Household & Personal Products)†	8,400	37,088
Rathbones Group plc (Diversified Financials)†	2,788	68,517
Reckitt Benckiser Group plc (Household & Personal Products)†	1,503	121,554
Rightmove plc (Media & Entertainment)†	8,008	57,963
Rio Tinto plc (Materials)†	1,782	113,154
Standard Chartered plc (Banks)†	5,894	46,613
		874,571

Total Common Stocks (Cost $11,475,132)		$12,012,662

PREFERRED STOCKS - 1.3%
Colombia - 0.3%
Bancolombia SA - Sponsored ADR, 11.36% (Banks)+	1,364	33,418
Germany - 0.2%
Sartorius AG, 0.41% (Pharmaceuticals, Biotechnology & Life Sciences)+†	71	27,496

South Korea - 0.8%
Samsung Electronics Co., Ltd. - GDR, Reg S, 2.68% (Technology Hardware & Equipment)+†	94	97,928

Total Preferred Stocks (Cost $167,438)		$158,842

SHORT TERM INVESTMENTS - 2.4%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 4.56% (Money Market Funds)	302,618	302,618

Total Short Term Investments (Cost $302,618)		$302,618

Total Investments— 99.7%

(Cost $11,945,188)		$12,474,122

Other Assets Less Liabilities - 0.3%		34,113

Net Assets—100.0%		$12,508,235

Summary of Abbreviations

ADR	American Depositary Receipt

CDI	Chess Depositary Interest

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

*	Non-income producing security.

^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 4.1% of net assets as of April 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

‡	Investment categorized as level 3 security that is effectively valued at zero.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

^^	Amount is less than 0.005%.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments (continued)

April 30, 2023 (unaudited)

Industry	Percentage of Net Assets
Automobiles & Components	2.3%
Banks	11.8
Capital Goods	15.9
Commercial & Professional Services	1.4
Consumer Durables & Apparel	5.3
Consumer Services	2.7
Diversified Financials	1.3
Energy	0.5
Food & Staples Retailing	3.0
Food Beverage & Tobacco	3.7
Health Care Equipment & Services	3.9
Household & Personal Products	2.2
Insurance	3.8
Materials	5.5
Media & Entertainment	5.4
Pharmaceuticals, Biotechnology & Life Sciences	8.1
Real Estate	1.1
Retailing	2.2
Semiconductors & Semiconductor Equipment	4.1
Software & Services	7.4
Technology Hardware & Equipment	2.4
Transportation	2.4
Utilities	0.9
Money Market Fund	2.4

Total Investments	99.7

Other Assets Less Liabilities	0.3

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
International Small Companies Portfolio Portfolio of Investments April 30, 2023 (unaudited)

	Shares	Value

COMMON STOCKS - 98.4%
Bangladesh - 1.0%
Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	2,745,165	$5,425,488

Brazil - 1.4%
Localiza Rent a Car SA (Transportation)	657,700	7,649,300

Canada - 1.3%
Kinaxis Inc. (Software & Services)*	51,100	7,017,504

China - 4.9%
Haitian International Holdings Ltd. (Capital Goods)†	3,706,000	9,622,423
Hefei Meiya Optoelectronic Technology Inc., Class A (Capital Goods)†	1,488,081	5,849,201
Shanghai Friendess Electronic Technology Corp., Ltd., Class A (Technology Hardware & Equipment)†	110,109	3,113,511
TravelSky Technology Ltd., Class H (Software & Services)†	2,486,000	4,969,512
Yantai China Pet Foods Co., Ltd., Class A (Food Beverage & Tobacco)†	1,216,099	3,806,289

		27,360,936

Denmark - 4.0%
Chr Hansen Holding A/S (Materials)†	140,055	10,894,295
SimCorp A/S (Software & Services)†	103,150	11,183,455

		22,077,750

Egypt - 0.4%
Integrated Diagnostics Holdings plc (Health Care Equipment & Services)^†	4,489,813	2,024,397

Finland - 1.5%
Vaisala OYJ, Class A (Technology Hardware & Equipment)†	198,389	8,340,634

France - 4.7%
Alten SA (Software & Services)†	72,858	12,403,720
Rubis SCA (Utilities)†	461,049	13,624,347

		26,028,067

Germany - 10.6%
Bechtle AG (Software & Services)†	202,671	9,397,952
Evotec SE (Pharmaceuticals, Biotechnology & Life Sciences)*†	97,778	1,797,599
FUCHS PETROLUB SE (Materials)†	309,891	10,059,146

	Shares	Value

COMMON STOCKS - 98.4% (continued)
Germany - 10.6% (continued)
KWS Saat SE & Co. KGaA (Food Beverage & Tobacco)†	102,899	$6,669,457
Nemetschek SE (Software & Services)†	111,105	8,633,517
Pfeiffer Vacuum Technology AG (Capital Goods)†	26,389	4,391,842
Scout24 SE (Media & Entertainment)^†	52,016	3,240,814
STRATEC SE (Health Care Equipment & Services)†	98,808	6,790,673
TeamViewer SE (Software & Services)*^†	429,720	7,933,212

		58,914,212

Hong Kong - 0.4%
ASMPT Ltd. (Semiconductors & Semiconductor Equipment)†	302,500	2,376,376

India - 1.7%
Max Financial Services Ltd. (Insurance)*†	785,825	6,163,615
SH Kelkar & Co., Ltd. (Materials)^†	2,297,012	3,233,903

		9,397,518

Indonesia - 2.3%
Prodia Widyahusada Tbk PT (Health Care Equipment & Services)†	8,628,400	3,451,227
Sarana Menara Nusantara Tbk PT (Telecommunication Services)†	130,454,500	9,130,697

		12,581,924

Israel - 1.5%
CyberArk Software Ltd. (Software & Services)*	67,414	8,399,784

Italy - 1.8%
Reply SpA (Software & Services)†	84,281	9,843,921

Japan - 11.9%
Ariake Japan Co., Ltd. (Food Beverage & Tobacco)†	262,400	10,639,227
BML Inc. (Health Care Equipment & Services)†	143,500	3,220,009
Cosmos Pharmaceutical Corp. (Food & Staples Retailing)†	56,100	5,523,688
Infomart Corp. (Software & Services)†	1,844,000	3,965,737
JCU Corp. (Materials)†	267,000	6,308,741
MISUMI Group Inc. (Capital Goods)†	86,100	2,174,632
Pigeon Corp. (Household & Personal Products)†	265,400	4,124,890
Rinnai Corp. (Consumer Durables & Apparel)†	132,000	3,188,768

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
International Small Companies Portfolio Portfolio of Investments (continued) April 30, 2023 (unaudited)

	Shares	Value

COMMON STOCKS - 98.4% (continued)

Japan - 11.9% (continued)
Santen Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	375,500	$3,152,943
SMS Co., Ltd. (Commercial & Professional Services)†	363,100	8,519,653
Solasto Corp. (Health Care Equipment & Services)†	849,200	3,953,727
Stanley Electric Co., Ltd. (Automobiles & Components)†	495,700	11,167,071

		65,939,086

Kuwait - 0.5%
Mabanee Co. KPSC (Real Estate)†	1,152,588	2,878,405

Lithuania - 1.9%
Siauliu Bankas AB (Banks)†	14,328,035	10,542,125

Malaysia - 1.9%
Dialog Group Bhd. (Energy)†	10,995,840	5,659,371
TIME dotCom Bhd. (Telecommunication Services)†	3,946,100	4,860,328

		10,519,699

Mexico - 3.2%
Grupo Herdez SAB de CV (Food Beverage & Tobacco)	2,212,638	5,893,558
Megacable Holdings SAB de CV (Media & Entertainment)	4,459,944	12,063,021

		17,956,579

Norway - 0.9%
TOMRA Systems ASA (Commercial & Professional Services)†	308,937	4,735,112

Philippines - 0.7%
Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	4,042,140	3,977,772

Romania - 0.4%
Societatea Nationala de Gaze Naturale ROMGAZ SA (Energy)†	283,407	2,460,164

Saudi Arabia - 0.5%
Jarir Marketing Co. (Retailing)†	62,453	2,722,480

South Africa - 0.6%
Clicks Group Ltd. (Food & Staples Retailing)†	106,417	1,555,352
Discovery Ltd. (Insurance)*†	246,616	1,937,045

		3,492,397

South Korea - 1.7%
Cheil Worldwide Inc. (Media & Entertainment)†	487,597	6,753,291

	Shares	Value

COMMON STOCKS - 98.4% (continued)

South Korea - 1.7% (continued)
NCSoft Corp. (Media & Entertainment)†	9,628	$2,729,422

		9,482,713

Spain - 1.6%
Bankinter SA (Banks)†	769,002	4,557,311
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros (Insurance)†	4,639,094	4,286,227

		8,843,538

Sweden - 3.4%
Paradox Interactive AB (Media & Entertainment)†	466,106	11,453,515
Thule Group AB (Consumer Durables & Apparel)^†	263,155	7,634,006

		19,087,521

Switzerland - 5.4%
Bossard Holding AG, Class A, Reg S (Capital Goods)†	35,437	8,686,964
LEM Holding SA, Reg S (Technology Hardware & Equipment)†	5,234	11,539,479
Tecan Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	22,102	9,627,177

		29,853,620

Taiwan - 1.9%
Advantech Co., Ltd. (Technology Hardware & Equipment)†	282,645	3,430,691
Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)†	1,942,700	4,172,241
Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	187,909	2,992,532

		10,595,464

United Kingdom - 20.8%
Abcam plc - Sponsored ADR (Pharmaceuticals, Biotechnology & Life Sciences)*	664,909	10,831,368
Airtel Africa plc (Telecommunication Services)^†	2,305,695	3,485,281
Baltic Classifieds Group plc (Media & Entertainment)†	2,097,298	4,282,042
Bank of Georgia Group plc (Banks)†	253,829	9,445,041
Clarkson plc (Transportation)†	180,414	7,032,266
Cranswick plc (Food Beverage & Tobacco)†	208,387	8,405,731
Dechra Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	251,202	11,806,898

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
International Small Companies Portfolio Portfolio of Investments (continued) April 30, 2023 (unaudited)

	Shares	Value

COMMON STOCKS - 98.4% (continued)
United Kingdom - 20.8% (continued)
Diploma plc (Capital Goods)†	255,189	$8,612,248
Grafton Group plc (Capital Goods)†	648,521	7,070,038
Keywords Studios plc (Software & Services)†	354,553	12,045,735
Network International Holdings plc (Software & Services)*^†	1,655,568	8,062,785
Rathbones Group plc (Diversified Financials)†	117,500	2,887,643
Rightmove plc (Media & Entertainment)†	260,161	1,883,096
Senior plc (Capital Goods)†	6,847,129	14,154,387
YouGov plc (Media & Entertainment)†	478,848	5,116,114

		115,120,673

United States - 1.3%
Globant SA (Software & Services)*	26,039	4,084,738
Sensata Technologies Holding plc (Capital Goods)	70,017	3,042,239

		7,126,977

Vietnam - 2.3%
Hoa Phat Group JSC (Materials)†	14,034,754	13,002,400

Total Common Stocks (Cost $465,060,278)		$545,774,536

SHORT TERM INVESTMENTS - 0.2%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 4.56% (Money Market Funds)	1,198,255	1,198,255

Total Short Term Investments (Cost $1,198,255)		$1,198,255

Total Investments—98.6%

(Cost $466,258,533)		$546,972,791

Other Assets Less Liabilities - 1.4%		7,936,416

Net Assets—100.0%		$554,909,207

Summary of Abbreviations

ADR	American Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

*	Non-income producing security.

^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 6.4% of net assets as of April 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

Industry	Percentage of Net Assets
Automobiles & Components	2.0%
Banks	4.4
Capital Goods	11.5
Commercial & Professional Services	2.4
Consumer Durables & Apparel	2.5
Diversified Financials	0.5
Energy	1.4
Food & Staples Retailing	2.0
Food Beverage & Tobacco	6.3
Health Care Equipment & Services	3.5
Household & Personal Products	0.8
Insurance	2.2
Materials	7.8
Media & Entertainment	8.5
Pharmaceuticals, Biotechnology & Life Sciences	7.7
Real Estate	0.5
Retailing	0.5
Semiconductors & Semiconductor Equipment	1.2
Software & Services	19.5
Technology Hardware & Equipment	4.8
Telecommunication Services	3.2
Transportation	2.7
Utilities	2.5
Money Market Fund	0.2

Total Investments	98.6

Other Assets Less Liabilities	1.4

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Institutional Emerging Markets Portfolio Portfolio of Investments April 30, 2023 (unaudited)

	Shares	Value

COMMON STOCKS - 96.0%

Brazil - 5.4%
B3 SA - Brasil Bolsa Balcao (Diversified Financials)	6,406,100	$15,001,253
Localiza Rent a Car SA (Transportation)	3,013,495	35,048,086
Lojas Renner SA (Retailing)*	4,215,070	13,386,004
Magazine Luiza SA (Retailing)*	45,060,568	30,174,084
WEG SA (Capital Goods)	2,847,192	23,472,580
XP Inc., Class A (Diversified Financials)*	920,499	13,153,931

		130,235,938

China - 28.6%
Alibaba Group Holding Ltd. (Retailing)*†	3,526,216	36,987,503
Alibaba Group Holding Ltd. - Sponsored ADR (Retailing)*	86,650	7,338,389
Baidu Inc., Class A (Media & Entertainment)*†	692,958	10,426,831
China Tourism Group Duty Free Corp., Ltd., Class A (Retailing)†	1,246,700	29,053,067
Contemporary Amperex Technology Co., Ltd., Class A (Capital Goods)†	779,940	26,161,073
Country Garden Services Holdings Co., Ltd. (Real Estate)†	3,390,504	5,325,319
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	23,540,080	23,992,485
ENN Energy Holdings Ltd. (Utilities)†	2,023,117	27,702,869
Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)^†	2,975,800	12,095,696
Hefei Meiya Optoelectronic Technology Inc., Class A (Capital Goods)†	5,553,650	21,829,734
JD.com Inc., Class A (Retailing)†	1,841,838	32,717,350
Li Ning Co., Ltd. (Consumer Durables & Apparel)†	3,366,000	24,089,823
LONGi Green Energy Technology Co., Ltd., Class A (Semiconductors & Semiconductor Equipment)†	7,086,109	35,729,855
Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	4,087,264	33,581,989
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	7,518,500	54,790,818
Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	1,927,100	17,215,919

	Shares	Value

COMMON STOCKS - 96.0% (continued)

China - 28.6% (continued)
Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	3,637,000	$34,898,077
Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	1,020,800	10,809,244
Tencent Holdings Ltd. (Media & Entertainment)†	2,198,400	97,251,137
Trip.com Group Ltd. (Consumer Services)*†	841,050	29,744,449
WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	1,251,900	12,253,102
WuXi AppTec Co., Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)^†	2,448,600	21,564,045
Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	2,746,500	16,429,181
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	10,236,436	34,603,006
ZTO Express Cayman Inc. - ADR (Transportation)	1,034,872	28,645,257

		685,236,218

Czech Republic - 0.6%
Komercni banka AS (Banks)†	415,228	13,443,320

Egypt - 0.5%
Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	10,225,315	12,364,651

Hong Kong - 3.5%
AIA Group Ltd. (Insurance)†	4,502,415	49,126,675
ASMPT Ltd. (Semiconductors & Semiconductor Equipment)†	1,345,469	10,569,721
Techtronic Industries Co., Ltd. (Capital Goods)†	2,140,801	23,238,789

		82,935,185

India - 12.3%
Asian Paints Ltd. (Materials)†	578,420	20,566,333
HDFC Bank Ltd. (Banks)†	3,365,089	69,630,729
Housing Development Finance Corp., Ltd. (Diversified Financials)†	1,557,056	52,974,778
Kotak Mahindra Bank Ltd. (Banks)†	1,227,316	29,205,306
Maruti Suzuki India Ltd. (Automobiles & Components)†	481,840	50,658,031
Tata Consultancy Services Ltd. (Software & Services)†	1,829,157	72,224,951

		295,260,128

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Institutional Emerging Markets Portfolio Portfolio of Investments (continued) April 30, 2023 (unaudited)

	Shares	Value

COMMON STOCKS - 96.0% (continued)

Indonesia - 4.6%
Astra International Tbk PT (Automobiles & Components)†	77,042,200	$35,531,461
Bank Central Asia Tbk PT (Banks)†	57,442,365	35,504,463
Bank Rakyat Indonesia Persero Tbk PT (Banks)†	109,470,100	38,120,988

		109,156,912

Italy - 1.6%
Tenaris SA - ADR (Energy)	1,306,389	37,506,428

Kazakhstan - 1.2%
Kaspi.KZ JSC - GDR, Reg S (Diversified Financials)†	361,834	29,874,380

Kenya - 0.5%
Safaricom plc (Telecommunication Services)†	100,466,127	12,203,532

Mexico - 5.5%
Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	366,872	35,593,921
Grupo Financiero Banorte SAB de CV, Series O (Banks)	5,540,700	47,913,904
Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	12,169,700	49,065,967

		132,573,792

Panama - 0.7%
Copa Holdings SA, Class A (Transportation)	187,241	16,911,607

Poland - 0.3%
CD Projekt SA (Media & Entertainment)†	295,830	8,078,757

Russia - 0.0%^^
LUKOIL PJSC (Energy)‡	1,601,095	—
Novatek PJSC - Sponsored GDR, Reg S (Energy)*‡	602,214	—
Sberbank of Russia PJSC (Banks)*‡	880,800	—
Sberbank of Russia PJSC (Banks)*‡	35,707,448	—
Yandex NV, Class A (Media & Entertainment)*‡	1,693,430	—
		—

Saudi Arabia - 1.1%
Al Rajhi Bank (Banks)†	1,238,322	25,486,280

South Africa - 1.7%
Discovery Ltd. (Insurance)*†	1,854,861	14,569,003
Standard Bank Group Ltd. (Banks)†	2,726,748	25,570,428

		40,139,431

	Shares	Value

COMMON STOCKS - 96.0% (continued)

South Korea - 8.3%
Coway Co., Ltd. (Consumer Durables & Apparel)†	313,713	$11,534,658
LG H&H Co., Ltd. (Household & Personal Products)†	68,404	31,866,310
NAVER Corp. (Media & Entertainment)†	178,468	25,903,759
NCSoft Corp. (Media & Entertainment)†	54,815	15,539,395
Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	91,807	113,511,773

		198,355,895

Taiwan - 11.9%
Airtac International Group (Capital Goods)†	1,559,133	56,587,248
ASPEED Technology Inc. (Semiconductors & Semiconductor Equipment)†	255,018	21,736,353
Delta Electronics Inc. (Technology Hardware & Equipment)†	2,075,000	20,388,518
Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	2,767,031	44,066,153
Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	4,709,545	16,036,395
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	7,779,277	127,576,249

		286,390,916

Thailand - 0.5%
SCB X pcl, Reg S (Banks)†	4,275,070	12,957,603

United Arab Emirates - 2.5%
Emaar Properties PJSC (Real Estate)†	37,043,105	59,941,980

United Kingdom - 2.2%
Bank of Georgia Group plc (Banks)†	353,094	13,138,717
Coca-Cola HBC AG - CDI (Food Beverage & Tobacco)*†	1,129,934	34,488,796
Network International Holdings plc (Software & Services)*^†	1,202,207	5,854,871

		53,482,384

United States - 2.5%
EPAM Systems Inc. (Software & Services)*	115,789	32,703,445
Globant SA (Software & Services)*	171,351	26,879,832
		59,583,277
Total Common Stocks (Cost $2,118,475,783)		$2,302,118,614

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Institutional Emerging Markets Portfolio Portfolio of Investments (continued) April 30, 2023 (unaudited)

	Shares	Value

PREFERRED STOCKS - 2.7%

Brazil - 1.9%
Banco Bradesco SA - ADR (Banks)*	7,957,802	$22,281,846
Itau Unibanco Holding SA - Sponsored ADR (Banks)*	4,758,350	24,505,502

		46,787,348

Colombia - 0.5%
Bancolombia SA - Sponsored ADR, 11.36% (Banks)+	459,925	11,268,162

South Korea - 0.3%
Samsung Electronics Co., Ltd. - GDR, Reg S, 2.68% (Technology Hardware & Equipment)+†	7,576	7,892,616

Total Preferred Stocks (Cost $52,531,502)		$65,948,126

RIGHTS - 0.0%^^

Brazil - 0.0%^^
Localiza Rent a Car SA (Transportation)*	13,483	46,387

Total Rights (Cost $0)		$46,387

SHORT TERM INVESTMENTS - 0.9%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 4.56% (Money Market Funds)	21,280,880	21,280,880

Total Short Term Investments (Cost $21,280,880)		$21,280,880

Total Investments—99.6%

(Cost $2,192,288,165)		$2,389,394,007
Other Assets Less Liabilities - 0.4%		8,580,142

Net Assets—100.0%		$2,397,974,149

Summary of Abbreviations

ADR	American Depositary Receipt

CDI	Chess Depositary Interest

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 2.3% of net assets as of April 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

‡	Investment categorized as level 3 security that is effectively valued at zero.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

^^	Amount is less than 0.005%.

Industry	Percentage of Net Assets
Automobiles & Components	4.1%
Banks	16.0
Capital Goods	8.5
Consumer Durables & Apparel	6.2
Consumer Services	1.2
Diversified Financials	4.5
Energy	1.6
Food & Staples Retailing	2.0
Food Beverage & Tobacco	2.9
Household & Personal Products	1.3
Insurance	5.0
Materials	0.9
Media & Entertainment	6.6
Pharmaceuticals, Biotechnology & Life Sciences	3.1
Real Estate	2.7
Retailing	6.2
Semiconductors & Semiconductor Equipment	8.1
Software & Services	5.7
Technology Hardware & Equipment	7.0
Telecommunication Services	0.5
Transportation	3.4
Utilities	1.2
Money Market Fund	0.9

Total Investments	99.6

Other Assets Less Liabilities	0.4

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Emerging Markets Portfolio Portfolio of Investments April 30, 2023 (unaudited)

	Shares	Value

COMMON STOCKS - 95.8%

Brazil - 5.4%
B3 SA - Brasil Bolsa Balcao (Diversified Financials)	3,230,009	$7,563,756
Localiza Rent a Car SA (Transportation)	1,558,332	18,123,990
Lojas Renner SA (Retailing)*	2,041,788	6,484,206
Magazine Luiza SA (Retailing)*	23,022,968	15,416,960
WEG SA (Capital Goods)	1,398,348	11,528,143
XP Inc., Class A (Diversified Financials)*	492,292	7,034,853

		66,151,908

China - 28.5%
Alibaba Group Holding Ltd. (Retailing)*†	1,749,500	18,351,013
Alibaba Group Holding Ltd. - Sponsored ADR (Retailing)*	44,271	3,749,311
Baidu Inc., Class A (Media & Entertainment)*†	350,514	5,274,130
China Tourism Group Duty Free Corp., Ltd., Class A (Retailing)†	639,607	14,905,386
Contemporary Amperex Technology Co., Ltd., Class A (Capital Goods)†	396,540	13,300,910
Country Garden Services Holdings Co., Ltd. (Real Estate)†	1,715,930	2,695,137
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	11,918,680	12,147,739
ENN Energy Holdings Ltd. (Utilities)†	1,044,813	14,306,794
Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)^†	1,537,896	6,251,066
Hefei Meiya Optoelectronic Technology Inc., Class A (Capital Goods)†	2,859,834	11,241,151
JD.com Inc., Class A (Retailing)†	931,714	16,550,431
Li Ning Co., Ltd. (Consumer Durables & Apparel)†	1,740,500	12,456,428
LONGi Green Energy Technology Co., Ltd., Class A (Semiconductors & Semiconductor Equipment)†	3,658,400	18,446,527
Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	2,093,115	17,197,559
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	3,756,500	27,375,369
Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	996,200	8,899,641

	Shares	Value

COMMON STOCKS - 95.8% (continued)

China - 28.5% (continued)
Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	1,813,710	$17,403,077
Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	498,444	5,278,020
Tencent Holdings Ltd. (Media & Entertainment)†	1,150,900	50,912,634
Trip.com Group Ltd. (Consumer Services)*†	422,100	14,927,926
WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	639,500	6,259,173
WuXi AppTec Co., Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)^†	1,205,300	10,614,696
Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	1,448,750	8,666,221
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	5,142,299	17,382,906
ZTO Express Cayman Inc. - ADR (Transportation)	528,730	14,635,246

		349,228,491

Czech Republic - 0.6%
Komercni banka AS (Banks)†	210,321	6,809,301

Egypt - 0.5%
Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	5,097,490	6,163,985

Hong Kong - 3.4%
AIA Group Ltd. (Insurance)†	2,250,071	24,550,937
ASMPT Ltd. (Semiconductors & Semiconductor Equipment)†	694,045	5,452,271
Techtronic Industries Co., Ltd. (Capital Goods)†	1,096,860	11,906,617

		41,909,825

India - 12.3%
Asian Paints Ltd. (Materials)†	295,562	10,509,019
HDFC Bank Ltd. (Banks)†	1,703,018	35,239,004
Housing Development Finance Corp., Ltd. (Diversified Financials)†	794,442	27,028,821
Kotak Mahindra Bank Ltd. (Banks)†	618,560	14,719,301
Maruti Suzuki India Ltd. (Automobiles & Components)†	252,203	26,515,249
Tata Consultancy Services Ltd. (Software & Services)†	931,675	36,787,537

		150,798,931

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Emerging Markets Portfolio Portfolio of Investments (continued) April 30, 2023 (unaudited)

	Shares	Value

COMMON STOCKS - 95.8% (continued)

Indonesia - 4.6%
Astra International Tbk PT (Automobiles & Components)†	41,038,907	$18,926,930
Bank Central Asia Tbk PT (Banks)†	29,678,564	18,343,978
Bank Rakyat Indonesia Persero Tbk PT (Banks)†	55,701,336	19,396,986

		56,667,894

Italy - 1.5%
Tenaris SA - ADR (Energy)	653,498	18,761,928

Kazakhstan - 1.3%
Kaspi.KZ JSC - GDR, Reg S (Diversified Financials)†	186,855	15,427,454

Kenya - 0.5%
Safaricom plc (Telecommunication Services)†	51,664,773	6,275,674

Mexico - 5.5%
Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	191,125	18,542,948
Grupo Financiero Banorte SAB de CV, Series O (Banks)	2,769,274	23,947,647
Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	6,124,515	24,692,905

		67,183,500

Panama - 0.7%
Copa Holdings SA, Class A (Transportation)	92,681	8,370,948

Poland - 0.3%
CD Projekt SA (Media & Entertainment)†	153,764	4,199,107

Russia - 0.0%^^
LUKOIL PJSC (Energy)‡	910,483	—
Novatek PJSC - Sponsored GDR, Reg S (Energy)*‡	342,744	—
Sberbank of Russia PJSC (Banks)*‡	20,812,636	—
Yandex NV, Class A (Media & Entertainment)*‡	968,763	—
		—

Saudi Arabia - 1.1%
Al Rajhi Bank (Banks)†	632,831	13,024,486

South Africa - 1.7%
Discovery Ltd. (Insurance)*†	923,016	7,249,828
Standard Bank Group Ltd. (Banks)†	1,408,686	13,210,133

		20,459,961

South Korea - 8.3%
Coway Co., Ltd. (Consumer Durables & Apparel)†	166,036	6,104,843

	Shares	Value

COMMON STOCKS - 95.8% (continued)

South Korea - 8.3% (continued)
LG H&H Co., Ltd. (Household & Personal Products)†	34,537	$16,089,216
NAVER Corp. (Media & Entertainment)†	90,198	13,091,800
NCSoft Corp. (Media & Entertainment)†	27,918	7,914,418
Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	47,407	58,614,840

		101,815,117

Taiwan - 11.9%
Airtac International Group (Capital Goods)†	783,823	28,448,110
ASPEED Technology Inc. (Semiconductors & Semiconductor Equipment)†	127,109	10,834,082
Delta Electronics Inc. (Technology Hardware & Equipment)†	1,051,000	10,326,907
Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	1,403,846	22,356,849
Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	2,426,146	8,261,230
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	4,026,147	66,026,796

		146,253,974

Thailand - 0.5%
SCB X pcl, Reg S (Banks)†	2,087,991	6,328,635

United Arab Emirates - 2.5%
Emaar Properties PJSC (Real Estate)†	18,638,903	30,160,883

United Kingdom - 2.2%
Bank of Georgia Group plc (Banks)†	186,122	6,925,647
Coca-Cola HBC AG - CDI (Food Beverage & Tobacco)*†	562,925	17,182,071
Network International Holdings plc (Software & Services)*^†	609,736	2,969,476

		27,077,194

United States - 2.5%
EPAM Systems Inc. (Software & Services)*	57,362	16,201,323
Globant SA (Software & Services)*	87,998	13,804,246
		30,005,569
Total Common Stocks (Cost $984,491,446)		$1,173,074,765

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Emerging Markets Portfolio Portfolio of Investments (continued) April 30, 2023 (unaudited)

	Shares	Value

PREFERRED STOCKS - 2.7%
Brazil - 1.9%
Banco Bradesco SA - ADR (Banks)*	4,073,020	$11,404,456
Itau Unibanco Holding SA - Sponsored ADR (Banks)*	2,405,777	12,389,752

		23,794,208

Colombia - 0.5%
Bancolombia SA - Sponsored ADR, 11.36% (Banks)+	227,561	5,575,244

South Korea - 0.3%
Samsung Electronics Co., Ltd. - GDR, Reg S, 2.68% (Technology Hardware & Equipment)+†	4,029	4,197,380

Total Preferred Stocks (Cost $26,059,047)		$33,566,832

RIGHTS - 0.0%^^
Brazil - 0.0%^^
Localiza Rent a Car SA (Transportation)*	6,972	23,986

Total Rights (Cost $0)		$23,986

SHORT TERM INVESTMENTS - 1.6%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 4.56% (Money Market Funds)	19,379,582	19,379,582

Total Short Term Investments (Cost $19,379,582)		$19,379,582

Total Investments—100.1%

(Cost $1,029,930,075)		$1,226,045,165

Liabilities Less Other Assets - (0.1)%		(1,046,989)

Net Assets—100.0%		$1,224,998,176

Summary of Abbreviations

ADR	American Depositary Receipt

CDI	Chess Depositary Interest

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 2.3% of net assets as of April 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

‡	Investment categorized as level 3 security that is effectively valued at zero.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

^^	Amount is less than 0.005%.

Industry	Percentage of Net Assets
Automobiles & Components	4.2%
Banks	16.0
Capital Goods	8.3
Consumer Durables & Apparel	6.1
Consumer Services	1.2
Diversified Financials	4.7
Energy	1.5
Food & Staples Retailing	2.0
Food Beverage & Tobacco	2.9
Household & Personal Products	1.3
Insurance	4.9
Materials	0.8
Media & Entertainment	6.6
Pharmaceuticals, Biotechnology & Life Sciences	3.1
Real Estate	2.7
Retailing	6.2
Semiconductors & Semiconductor Equipment	8.2
Software & Services	5.7
Technology Hardware & Equipment	7.0
Telecommunication Services	0.5
Transportation	3.4
Utilities	1.2
Money Market Fund	1.6

Total Investments	100.1

Liabilities Less Other Assets	(0.1)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Emerging Markets ex China Portfolio Portfolio of Investments April 30, 2023 (unaudited)

	Shares	Value

COMMON STOCKS - 94.1%
Brazil - 8.5%
B3 SA - Brasil Bolsa Balcao (Diversified Financials)	12,400	$29,037
Localiza Rent a Car SA (Transportation)	7,240	84,204
Lojas Renner SA (Retailing)*	8,600	27,311
Magazine Luiza SA (Retailing)*	90,400	60,535
WEG SA (Capital Goods)	9,500	78,319
XP Inc., Class A (Diversified Financials)*	1,209	17,277

		296,683

Colombia - 1.1%
Ecopetrol SA - Sponsored ADR (Energy)	3,995	38,831

Czech Republic - 1.0%
Komercni banka AS (Banks)†	1,107	35,840

Egypt - 0.4%
Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	12,477	15,087
India - 15.4%
Asian Paints Ltd. (Materials)†	1,609	57,210
HDFC Bank Ltd. (Banks)†	4,611	95,411
Housing Development Finance Corp., Ltd. (Diversified Financials)†	2,742	93,290
Kotak Mahindra Bank Ltd. (Banks)†	2,975	70,793
Maruti Suzuki India Ltd. (Automobiles & Components)†	794	83,477
Tata Consultancy Services Ltd. (Software & Services)†	3,495	138,001

		538,182

Indonesia - 7.0%
Astra International Tbk PT (Automobiles & Components)†	132,800	61,247
Bank Central Asia Tbk PT (Banks)†	78,700	48,643
Bank Rakyat Indonesia Persero Tbk PT (Banks)†	220,200	76,681
Telkom Indonesia Persero Tbk PT (Telecommunication Services)†	194,700	56,270

		242,841

Italy - 1.7%
Tenaris SA - ADR (Energy)	2,011	57,736

Kazakhstan - 0.6%
Kaspi.KZ JSC - GDR, Reg S (Diversified Financials)†	228	18,825

	Shares	Value

COMMON STOCKS - 94.1% (continued)
Mexico - 7.0%
Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	889	$86,251
Grupo Financiero Banorte SAB de CV, Series O (Banks)	6,800	58,804
Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	24,800	99,989

		245,044
Panama - 2.3%
Copa Holdings SA, Class A (Transportation)	900	81,288
Saudi Arabia - 2.3%
Al Rajhi Bank (Banks)†	1,360	27,990
Mouwasat Medical Services Co. (Health Care Equipment & Services)†	804	53,004

		80,994
South Africa - 4.1%
Clicks Group Ltd. (Food & Staples Retailing)†	4,274	62,467
Discovery Ltd. (Insurance)*†	4,720	37,073
Standard Bank Group Ltd. (Banks)†	4,462	41,843

		141,383
South Korea - 11.3%
Coway Co., Ltd. (Consumer Durables & Apparel)†	861	31,657
LG H&H Co., Ltd. (Household & Personal Products)†	141	65,686
NAVER Corp. (Media & Entertainment)†	426	61,832
NCSoft Corp. (Media & Entertainment)†	207	58,682
Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	142	175,571

		393,428
Taiwan - 16.4%
Airtac International Group (Capital Goods)†	4,000	145,176
ASPEED Technology Inc. (Semiconductors & Semiconductor Equipment)†	700	59,664
Delta Electronics Inc. (Technology Hardware & Equipment)†	4,000	39,303
Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	6,000	95,553
Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	20,000	68,102

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Emerging Markets ex China Portfolio Portfolio of Investments (continued) April 30, 2023 (unaudited)

	Shares	Value

COMMON STOCKS - 94.1% (continued)
Taiwan - 16.4% (continued)
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	10,000	$163,995

		571,793
Thailand - 3.1%
Bangkok Dusit Medical Services pcl, Class F, Reg S (Health Care Equipment & Services)†	68,700	58,847
SCB X pcl, Reg S (Banks)†	15,700	47,586

		106,433
United Arab Emirates - 2.9%
Emaar Properties PJSC (Real Estate)†	62,762	101,560
United Kingdom - 5.1%
Bank of Georgia Group plc (Banks)†	1,285	47,815
Coca-Cola HBC AG - CDI (Food Beverage & Tobacco)*†	3,176	96,941
Network International Holdings plc (Software & Services)*^†	6,961	33,901

		178,657
United States - 3.9%
EPAM Systems Inc. (Software & Services)*	299	84,450
Globant SA (Software & Services)*	336	52,708

		137,158

Total Common Stocks (Cost $3,097,777)		$3,281,763

PREFERRED STOCKS - 2.0%
Brazil - 1.3%
Banco Bradesco SA - ADR (Banks)*	15,761	44,131
Colombia - 0.7%
Bancolombia SA - Sponsored ADR, 11.36% (Banks)+	1,033	25,308

Total Preferred Stocks (Cost $74,615)		$69,439

RIGHTS - 0.0%^^
Brazil - 0.0%^^
Localiza Rent a Car SA (Transportation)*	32	110

Total Rights (Cost $0)		$110

	Shares	Value

SHORT TERM INVESTMENTS - 3.6%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 4.56% (Money Market Funds)	125,081	$125,081

Total Short Term Investments (Cost $125,081)		$125,081

Total Investments—99.7%

(Cost $3,297,473)		$3,476,393

Other Assets Less Liabilities - 0.3%		9,874

Net Assets—100.0%		$3,486,267

Summary of Abbreviations

ADR	American Depositary Receipt

CDI	Chess Depositary Interest

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.0% of net assets as of April 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

^^	Amount is less than 0.005%.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Emerging Markets ex China Portfolio Portfolio of Investments (continued) April 30, 2023 (unaudited)

Industry	Percentage of Net Assets
Automobiles & Components	4.2%
Banks	18.1
Capital Goods	6.5
Consumer Durables & Apparel	3.6
Diversified Financials	4.6
Energy	2.8
Food & Staples Retailing	4.6
Food Beverage & Tobacco	5.3
Health Care Equipment & Services	3.2
Household & Personal Products	1.9
Insurance	1.1
Materials	1.6
Media & Entertainment	3.5
Real Estate	2.9
Retailing	2.5
Semiconductors & Semiconductor Equipment	6.4
Software & Services	8.9
Technology Hardware & Equipment	8.1
Telecommunication Services	1.6
Transportation	4.7
Money Market Fund	3.6

Total Investments	99.7

Other Assets Less Liabilities	0.3

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Chinese Equity Portfolio Portfolio of Investments April 30, 2023 (unaudited)

	Shares	Value

COMMON STOCKS - 97.2%
China - 85.3%
Alibaba Group Holding Ltd. (Retailing)*†	9,800	$102,795
ANTA Sports Products Ltd. (Consumer Durables & Apparel)†	5,500	68,383
Baidu Inc., Class A (Media & Entertainment)*†	2,358	35,480
Chacha Food Co., Ltd., Class A (Food Beverage & Tobacco)†	4,602	28,815
China Tourism Group Duty Free Corp., Ltd., Class A (Retailing)†	3,400	79,233
Contemporary Amperex Technology Co., Ltd., Class A (Capital Goods)†	2,340	78,489
Country Garden Services Holdings Co., Ltd. (Real Estate)†	6,000	9,424
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	58,000	59,115
ENN Energy Holdings Ltd. (Utilities)†	5,100	69,835
Foshan Haitian Flavouring & Food Co., Ltd., Class A (Food Beverage & Tobacco)†	2,999	30,649
Fuyao Glass Industry Group Co., Ltd., Class A (Automobiles & Components)†	2,900	14,249
Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)^†	9,200	37,395
Guangzhou Tinci Materials Technology Co., Ltd., Class A (Materials)†	8,500	52,463
Haier Smart Home Co., Ltd., Class H (Consumer Durables & Apparel)†	11,600	37,621
Haitian International Holdings Ltd. (Capital Goods)†	24,020	62,367
Hangzhou Tigermed Consulting Co., Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)^†	5,700	47,378
Hefei Meiya Optoelectronic Technology Inc., Class A (Capital Goods)†	17,880	70,281
Hongfa Technology Co., Ltd., Class A (Capital Goods)†	8,380	37,914
Inner Mongolia Yili Industrial Group Co., Ltd., Class A (Food Beverage & Tobacco)†	20,500	87,661
JD.com Inc., Class A (Retailing)†	2,971	52,775

	Shares	Value

COMMON STOCKS - 97.2% (continued)
China - 85.3% (continued)
Jiangsu Hengli Hydraulic Co., Ltd., Class A (Capital Goods)†	3,100	$27,559
Jiangsu Hengrui Pharmaceuticals Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	7,800	54,859
Kweichow Moutai Co., Ltd., Class A (Food Beverage & Tobacco)†	100	25,521
Li Ning Co., Ltd. (Consumer Durables & Apparel)†	5,000	35,784
LONGi Green Energy Technology Co., Ltd., Class A (Semiconductors & Semiconductor Equipment)†	13,860	69,885
Meituan, Class B (Retailing)*^†	430	7,338
Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	11,300	92,844
NetEase Inc. (Media & Entertainment)†	4,100	73,017
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	10,000	72,875
Qingdao Haier Biomedical Co., Ltd., Class A (Health Care Equipment & Services)†	3,500	34,943
Sangfor Technologies Inc., Class A (Software & Services)†	1,529	26,365
SF Holding Co., Ltd., Class A (Transportation)†	7,500	61,166
Shandong Sinocera Functional Material Co., Ltd., Class A (Materials)†	12,700	54,064
Shanghai Friendess Electronic Technology Corp., Ltd., Class A (Technology Hardware & Equipment)†	2,229	63,029
Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	6,800	60,748
Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	6,000	57,572
StarPower Semiconductor Ltd., Class A (Semiconductors & Semiconductor Equipment)†	1,700	59,482
Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	4,800	50,827
Tencent Holdings Ltd. (Media & Entertainment)†	4,300	190,220
TravelSky Technology Ltd., Class H (Software & Services)†	51,000	101,949

See Notes to Financial Statements

Harding, Loevner Funds, Inc.
Chinese Equity Portfolio Portfolio of Investments (continued) April 30, 2023 (unaudited)

	Shares	Value

COMMON STOCKS - 97.2% (continued)

China - 85.3% (continued)

Trip.com Group Ltd. (Consumer Services)*†	2,796	$98,883

Wuliangye Yibin Co., Ltd., Class A (Food Beverage & Tobacco)†	700	17,148

WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	8,360	81,824

Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	10,000	59,819

Yonyou Network Technology Co., Ltd., Class A (Software & Services)†	17,300	54,094

Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	23,800	80,453

Zhejiang Shuanghuan Driveline Co., Ltd., Class A (Automobiles & Components)†	9,200	31,418

ZTO Express Cayman Inc. (Transportation)†	1,350	37,247

		2,743,255

Hong Kong - 8.1%

AIA Group Ltd. (Insurance)†	10,400	113,476

ASMPT Ltd. (Semiconductors & Semiconductor Equipment)†	3,600	28,281

Budweiser Brewing Co. APAC Ltd. (Food Beverage & Tobacco)^†	12,400	35,768

Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)†	1,100	45,894

Techtronic Industries Co., Ltd. (Capital Goods)†	3,500	37,993

		261,412

Taiwan - 3.8%

Airtac International Group (Capital Goods)†	2,300	83,477

Delta Electronics Inc. (Technology Hardware & Equipment)†	4,000	39,303

		122,780

Total Common Stocks (Cost $4,142,726)		$3,127,447

SHORT TERM INVESTMENTS - 2.8%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 4.56% (Money Market Funds)	91,588	91,588

Shares	Value

SHORT TERM INVESTMENTS - 2.8% (continued)

Total Short Term Investments (Cost $91,588)	$91,588

Total Investments—100.0%

(Cost $4,234,314)	$3,219,035

Liabilities Less Other Assets - (0.0)%^^	(1,368)

Net Assets—100.0%	$3,217,667

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 5.8% of net assets as of April 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

^^	Amount is less than 0.005%.

Industry	Percentage of Net Assets

Automobiles & Components	2.6%

Capital Goods	16.7

Consumer Durables & Apparel	9.1

Consumer Services	3.1

Diversified Financials	1.4

Food Beverage & Tobacco	6.9

Health Care Equipment & Services	1.1

Insurance	5.8

Materials	3.3

Media & Entertainment	9.3

Pharmaceuticals, Biotechnology & Life Sciences	9.4

Real Estate	0.3

Retailing	7.5

Semiconductors & Semiconductor Equipment	4.9

Software & Services	5.7

Technology Hardware & Equipment	4.8

Transportation	3.1

Utilities	2.2

Money Market Fund	2.8

Total Investments	100.0

Liabilities Less Other Assets	(0.0)^^

Net Assets	100.0%

^^	Amount is less than 0.005%.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments

April 30, 2023 (unaudited)

	Shares	Value
COMMON STOCKS - 95.7%
Bangladesh - 0.3%
Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	10,847	$21,438

Brazil - 9.7%
Ambev SA - ADR (Food Beverage & Tobacco)*	47,177	132,096
B3 SA - Brasil Bolsa Balcao (Diversified Financials)	43,200	101,162
Localiza Rent a Car SA (Transportation)	9,200	107,000
Magazine Luiza SA (Retailing)*	62,800	42,053
Raia Drogasil SA (Food & Staples Retailing)	19,900	104,850
WEG SA (Capital Goods)	9,000	74,197
XP Inc., Class A (Diversified Financials)*	5,652	80,767

		642,125

Chile - 0.8%
Banco Santander Chile - ADR (Banks)	2,795	53,524

China - 31.2%
ANTA Sports Products Ltd. (Consumer Durables & Apparel)†	3,000	37,300
Baidu Inc., Class A (Media & Entertainment)*†	2,650	39,874
Contemporary Amperex Technology Co., Ltd., Class A (Capital Goods)†	1,080	36,226
Country Garden Services Holdings Co., Ltd. (Real Estate)†	16,000	25,131
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	100,080	102,003
ENN Energy Holdings Ltd. (Utilities)†	4,100	56,142
Foshan Haitian Flavouring & Food Co., Ltd., Class A (Food Beverage & Tobacco)†	2,439	24,926
Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)^†	8,400	34,143
Glodon Co., Ltd., Class A (Software & Services)†	4,500	37,745
Guangzhou Tinci Materials Technology Co., Ltd., Class A (Materials)†	14,100	87,026
Haier Smart Home Co., Ltd., Class H (Consumer Durables & Apparel)†	28,000	90,809
Haitian International Holdings Ltd. (Capital Goods)†	15,000	38,947

	Shares	Value
COMMON STOCKS - 95.7% (continued)
China - 31.2% (continued)
Hangzhou Tigermed Consulting Co., Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)^†	3,900	$32,416
Hefei Meiya Optoelectronic Technology Inc., Class A (Capital Goods)†	4,810	18,907
Hongfa Technology Co., Ltd., Class A (Capital Goods)†	7,420	33,571
Inner Mongolia Yili Industrial Group Co., Ltd., Class A (Food Beverage & Tobacco)†	11,300	48,321
JD.com Inc., Class A (Retailing)†	1,852	32,898
Jiangsu Hengli Hydraulic Co., Ltd., Class A (Capital Goods)†	3,800	33,782
Jiangsu Hengrui Pharmaceuticals Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	6,480	45,575
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A (Food Beverage & Tobacco)†	2,200	47,692
Kweichow Moutai Co., Ltd., Class A (Food Beverage & Tobacco)†	100	25,521
Li Ning Co., Ltd. (Consumer Durables & Apparel)†	4,000	28,627
LONGi Green Energy Technology Co., Ltd., Class A (Semiconductors & Semiconductor Equipment)†	4,760	24,001
Meituan, Class B (Retailing)*^†	1,490	25,429
Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	13,600	111,741
NetEase Inc. - ADR (Media & Entertainment)	599	53,389
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	18,500	134,818
Qingdao Haier Biomedical Co., Ltd., Class A (Health Care Equipment & Services)†	2,900	28,953
Sangfor Technologies Inc., Class A (Software & Services)†	1,700	29,314
Sany Heavy Industry Co., Ltd., Class A (Capital Goods)†	13,100	31,242
SF Holding Co., Ltd., Class A (Transportation)†	5,400	44,040
Shandong Sinocera Functional Material Co., Ltd., Class A (Materials)†	6,300	26,819

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments (continued)

April 30, 2023 (unaudited)

	Shares	Value
COMMON STOCKS - 95.7% (continued)
China - 31.2% (continued)
Shanghai Friendess Electronic Technology Corp., Ltd., Class A (Technology Hardware & Equipment)†	1,187	$33,564
Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	4,500	40,201
Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	4,500	43,179
Songcheng Performance Development Co., Ltd., Class A (Consumer Services)†	19,100	40,274
StarPower Semiconductor Ltd., Class A (Semiconductors & Semiconductor Equipment)†	600	20,993
Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	2,700	28,590
Tencent Holdings Ltd. (Media & Entertainment)†	900	39,814
TravelSky Technology Ltd., Class H (Software & Services)†	21,000	41,979
Trip.com Group Ltd. (Consumer Services)*†	2,011	71,121
Wuliangye Yibin Co., Ltd., Class A (Food Beverage & Tobacco)†	1,400	34,296
WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	3,227	31,585
Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	6,000	35,891
Yonyou Network Technology Co., Ltd., Class A (Software & Services)†	9,600	30,017
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	14,200	48,001
Zhejiang Weixing New Building Materials Co., Ltd., Class A (Capital Goods)†	8,900	28,445
ZTO Express Cayman Inc. - ADR (Transportation)	1,327	36,731

		2,072,009

Colombia - 0.2%
Cementos Argos SA (Materials)	15,277	10,048

Czech Republic - 0.3%
Komercni banka AS (Banks)†	706	22,857

	Shares	Value
COMMON STOCKS - 95.7% (continued)
Egypt - 0.2%
Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	11,653	$14,091

Iceland - 0.2%
Marel HF (Capital Goods)^†	3,210	13,994

India - 3.6%
Asian Paints Ltd. (Materials)†	1,186	42,169
HDFC Bank Ltd. (Banks)†	6,149	127,236
Max Financial Services Ltd. (Insurance)*†	1,683	13,201
Tata Consultancy Services Ltd. (Software & Services)†	1,396	55,121

		237,727

Indonesia - 2.9%
Astra International Tbk PT (Automobiles & Components)†	116,400	53,683
Bank Rakyat Indonesia Persero Tbk PT (Banks)†	390,500	135,985

		189,668

Kazakhstan - 0.8%
Halyk Savings Bank of Kazakhstan JSC - GDR, Reg S (Banks)†	1,819	24,410
Kaspi.KZ JSC - GDR, Reg S (Diversified Financials)†	386	31,870

		56,280

Kenya - 0.1%
Safaricom plc (Telecommunication Services)†	62,300	7,568

Kuwait - 0.7%
National Bank of Kuwait (Banks)†	14,431	47,292

Malaysia - 0.4%
Dialog Group Bhd. (Energy)†	57,600	29,646

Mexico - 6.0%
Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	1,360	131,947
Grupo Financiero Banorte SAB de CV, Series O (Banks)	15,300	132,309
Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	33,700	135,872

		400,128

Morocco - 0.4%
Attijariwafa Bank (Banks)†	430	17,310
Itissalat Al-Maghrib (Telecommunication Services)†	1,491	12,022

		29,332

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments (continued)

April 30, 2023 (unaudited)

	Shares	Value
COMMON STOCKS - 95.7% (continued)
Panama - 0.7%
Copa Holdings SA, Class A (Transportation)	518	$46,786

Peru - 1.0%
Credicorp Ltd. (Banks)	484	65,572

Philippines - 4.5%
Bank of the Philippine Islands (Banks)†	14,950	29,144
BDO Unibank Inc. (Banks)†	29,388	76,678
International Container Terminal Services Inc. (Transportation)†	17,050	66,806
Jollibee Foods Corp. (Consumer Services)†	6,330	25,763
Robinsons Retail Holdings Inc.
(Food & Staples Retailing)†	16,410	16,149
Security Bank Corp. (Banks)†	10,700	17,880
SM Prime Holdings Inc. (Real Estate)†	71,600	43,916
Universal Robina Corp. (Food Beverage & Tobacco)†	8,270	21,988

		298,324

Poland - 1.5%
Allegro.eu SA (Retailing)*^†	10,454	82,670
ING Bank Slaski SA (Banks)†	505	19,259

		101,929

Romania - 0.7%
Banca Transilvania SA (Banks)†	4,342	18,593
Societatea Nationala de Gaze Naturale ROMGAZ SA (Energy)†	3,059	26,554

		45,147

Russia - 0.0%^^
LUKOIL PJSC (Energy)‡	1,738	—
Novatek PJSC - Sponsored GDR, Reg S (Energy)*‡	531	—
Sberbank of Russia PJSC (Banks)*‡	34,876	—
Yandex NV, Class A (Media & Entertainment)*‡	941	—

		—

Saudi Arabia - 3.7%
Al Rajhi Bank (Banks)†	6,663	137,133
Bupa Arabia for Cooperative Insurance Co. (Insurance)†	776	36,635
Jarir Marketing Co. (Retailing)†	1,175	51,221
Mouwasat Medical Services Co. (Health Care Equipment & Services)†	272	17,932

		242,921

	Shares	Value
COMMON STOCKS - 95.7% (continued)
Slovenia - 0.3%
Krka dd Novo mesto (Pharmaceuticals, Biotechnology & Life Sciences)†	179	$22,890

South Africa - 1.3%
Clicks Group Ltd. (Food & Staples Retailing)†	2,121	31,000
Discovery Ltd. (Insurance)*†	7,083	55,633

		86,633

South Korea - 6.6%
Amorepacific Corp. (Household & Personal Products)†	1,288	118,886
Cheil Worldwide Inc. (Media & Entertainment)†	3,592	49,750
Coway Co., Ltd. (Consumer Durables & Apparel)†	1,070	39,342
NAVER Corp. (Media & Entertainment)†	847	122,938
NCSoft Corp. (Media & Entertainment)†	374	106,024

		436,940

Taiwan - 8.9%
Advantech Co., Ltd. (Technology Hardware & Equipment)†	5,499	66,746
ASPEED Technology Inc. (Semiconductors & Semiconductor Equipment)†	605	51,567
Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)†	29,000	62,282
Delta Electronics Inc. (Technology Hardware & Equipment)†	13,000	127,735
Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	3,000	47,776
Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	35,000	119,178
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	7,000	114,797

		590,081

Thailand - 2.5%
Bumrungrad Hospital pcl, Reg S (Health Care Equipment & Services)†	10,200	71,092
SCB X pcl, Reg S (Banks)†	30,400	92,141

		163,233

Turkey - 1.2%
BIM Birlesik Magazalar AS (Food & Staples Retailing)†	10,101	81,052

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments (continued)

April 30, 2023 (unaudited)

	Shares	Value
COMMON STOCKS - 95.7% (continued)
United Arab Emirates - 2.2%
Agthia Group PJSC (Food Beverage & Tobacco)†	13,882	$17,480
Emaar Properties PJSC (Real Estate)†	80,939	130,973

		148,453

Vietnam - 2.8%
Bank for Foreign Trade of Vietnam JSC (Banks)*†	17,946	69,322
Hoa Phat Group JSC (Materials)†	72,655	67,310
Saigon Beer Alcohol Beverage Corp. (Food Beverage & Tobacco)†	2,320	17,033

Vietnam Dairy Products JSC (Food Beverage & Tobacco)†	11,810	35,298

		188,963

Total Common Stocks (Cost $6,814,315)		$6,366,651

PREFERRED STOCKS - 2.1%
Colombia - 0.4%

Bancolombia SA - Sponsored ADR, 11.36% (Banks)+	1,020	24,990

South Korea - 1.7%

Samsung Electronics Co., Ltd. - GDR, Reg S, 2.68% (Technology Hardware & Equipment)+†	112	116,681

Total Preferred Stocks (Cost $139,285)		$141,671

SHORT TERM INVESTMENTS - 1.8%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 4.56% (Money Market Funds)	116,808	116,808

Total Short Term Investments (Cost $116,808)		$116,808

Total Investments—99.6%

(Cost $7,070,408)		$6,625,130

Other Assets Less Liabilities - 0.4%		25,860

Net Assets—100.0%		$6,650,990

Summary of Abbreviations

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

*	Non-income producing security.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 3.4% of net assets as of April 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

‡	Investment categorized as level 3 security that is effectively valued at zero.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

^^	Amount is less than 0.005%.

Industry	Percentage of Net Assets

Automobiles & Components	1.3%

Banks	16.9

Capital Goods	5.9

Consumer Durables & Apparel	6.1

Consumer Services	2.1

Diversified Financials	3.2

Energy	0.8

Food & Staples Retailing	5.5

Food Beverage & Tobacco	8.0

Health Care Equipment & Services	1.8

Household & Personal Products	1.8

Insurance	3.5

Materials	3.6

Media & Entertainment	6.2

Pharmaceuticals, Biotechnology & Life Sciences	4.3

Real Estate	3.1

Retailing	3.6

Semiconductors & Semiconductor Equipment	4.2

Software & Services	2.9

Technology Hardware & Equipment	7.3

Telecommunication Services	0.3

Transportation	4.6

Utilities	0.8

Money Market Fund	1.8

Total Investments	99.6

Other Assets Less Liabilities	0.4

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

April 30, 2023 (unaudited)

	Shares	Value

COMMON STOCKS - 95.8%
Bangladesh - 2.3%
GrameenPhone Ltd. (Telecommunication Services)	109,736	$296,282
Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,317,928	2,604,726
		2,901,008

Colombia - 0.8%
Cementos Argos SA - Sponsored ADR (Materials)#†	325,854	1,071,603

Croatia - 0.2%
Ericsson Nikola Tesla (Technology Hardware & Equipment)†	1,221	296,287

Egypt - 3.7%
Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	3,250,405	3,930,453
Integrated Diagnostics Holdings plc (Health Care Equipment & Services)^†	1,613,205	727,373

		4,657,826

Iceland - 1.7%
Marel HF (Capital Goods)^†	497,926	2,170,780

Indonesia - 4.0%
Astra International Tbk PT (Automobiles & Components)†	4,047,437	1,866,657
Bank Central Asia Tbk PT (Banks)†	5,155,900	3,186,802

		5,053,459

Kazakhstan - 8.1%
Halyk Savings Bank of Kazakhstan JSC - GDR, Reg S (Banks)†	343,025	4,603,324
Kaspi.KZ JSC - GDR, Reg S (Diversified Financials)†	68,566	5,661,068

		10,264,392

Kenya - 3.4%
East African Breweries plc (Food Beverage & Tobacco)†	483,200	566,093
Equity Group Holdings plc (Banks)†	5,376,400	1,815,262
Safaricom plc (Telecommunication Services)†	16,353,650	1,986,464

		4,367,819

Morocco - 2.1%
Itissalat Al-Maghrib (Telecommunication Services)†	107,567	867,305

	Shares	Value
COMMON STOCKS - 95.8% (continued)
Morocco - 2.1% (continued)
Societe d’Exploitation des Ports (Transportation)†	75,466	$1,754,120

		2,621,425

Nigeria - 3.0%
Guaranty Trust Holding Co., plc (Banks)†	24,314,152	1,309,191
Nestle Nigeria plc (Food Beverage & Tobacco)	653,157	1,477,281
Zenith Bank plc (Banks)†	21,699,788	1,072,284

		3,858,756

Peru - 4.4%
Alicorp SAA (Food Beverage & Tobacco)	542,081	937,522
Cementos Pacasmayo SAA (Materials)	149,125	158,931
Credicorp Ltd. (Banks)	33,783	4,576,921

		5,673,374

Philippines - 19.4%
Bank of the Philippine Islands (Banks)†	1,695,908	3,306,084
BDO Unibank Inc. (Banks)†	1,050,915	2,742,022
International Container Terminal Services Inc. (Transportation)†	799,230	3,131,575
Jollibee Foods Corp. (Consumer Services)†	591,320	2,406,619
Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	690,550	679,553
Security Bank Corp. (Banks)†	363,740	607,836
SM Prime Holdings Inc. (Real Estate)†	6,311,700	3,871,302
Universal Robina Corp. (Food Beverage & Tobacco)†	1,259,070	3,347,590
Wilcon Depot Inc. (Retailing)†	8,896,312	4,661,267

		24,753,848

Poland - 1.3%
Allegro.eu SA (Retailing)*^†	202,912	1,604,623

Romania - 4.6%
Banca Transilvania SA (Banks)†	1,038,647	4,447,637
Societatea Nationala de Gaze Naturale ROMGAZ SA (Energy)†	166,349	1,444,021

		5,891,658

Saudi Arabia - 4.5%
Al Rajhi Bank (Banks)†	65,195	1,341,798
Bupa Arabia for Cooperative Insurance Co. (Insurance)†	18,727	884,112
Jarir Marketing Co. (Retailing)†	26,448	1,152,933
Mouwasat Medical Services Co. (Health Care Equipment & Services)†	36,158	2,383,717

		5,762,560

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments (continued)

April 30, 2023 (unaudited)

	Shares	Value

COMMON STOCKS - 95.8% (continued)
Slovenia - 1.8%
Krka dd Novo mesto (Pharmaceuticals, Biotechnology & Life Sciences)†	18,695	$2,310,433

Thailand - 0.6%
Home Product Center pcl, Reg S (Retailing)†	1,847,294	757,365

United Arab Emirates - 5.9%

Agthia Group PJSC (Food Beverage & Tobacco)†	1,527,903	1,923,944
Emaar Properties PJSC (Real Estate)†	3,458,503	5,596,440
		7,520,384

United Kingdom - 4.4%

Airtel Africa plc (Telecommunication Services)^†	518,020	783,037

Baltic Classifieds Group plc (Media & Entertainment)†	747,183	1,525,520

Bank of Georgia Group plc (Banks)†	32,866	1,222,952

Network International Holdings plc (Software & Services)*^†	268,105	1,305,699
TBC Bank Group plc (Banks)†	25,428	753,067
		5,590,275

United States - 6.1%

EPAM Systems Inc. (Software & Services)*	11,477	3,241,564
Globant SA (Software & Services)*	28,667	4,496,992
		7,738,556

Vietnam - 13.5%

Bank for Foreign Trade of Vietnam JSC (Banks)*†	1,414,995	5,465,843

Hoa Phat Group JSC (Materials)†	3,418,990	3,167,499

Sai Gon Cargo Service Corp. (Transportation)†	619,894	1,739,470

Saigon Beer Alcohol Beverage Corp. (Food Beverage & Tobacco)†	453,410	3,328,832

Vietnam Dairy Products JSC (Food Beverage & Tobacco)†	1,168,094	3,491,201

		17,192,845

Total Common Stocks (Cost $97,231,613)		$122,059,276

	Shares	Value

PREFERRED STOCKS - 1.9%
Colombia - 1.9%

Bancolombia SA - Sponsored ADR, 11.36% (Banks)+	98,920	$2,423,540

Total Preferred Stocks (Cost $2,558,320)		$2,423,540

SHORT TERM INVESTMENTS - 1.4%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 4.56% (Money Market Funds)	1,782,083	1,782,083

Total Short Term Investments (Cost $1,782,083)		$1,782,083

Total Investments—99.1%

(Cost $101,572,016)		$126,264,899

Other Assets Less Liabilities - 0.9%		1,104,067

Net Assets—100.0%		$127,368,966

Summary of Abbreviations

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

#	Security valued at fair value as determined in good faith under policies and procedures established by and under the supervision of the Portfolio’s Board of Directors

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 5.2% of net assets as of April 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

*	Non-income producing security.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments (continued)

April 30, 2023 (unaudited)

Industry	Percentage of Net Assets

Automobiles & Components	1.5%

Banks	33.5

Capital Goods	1.7

Consumer Services	1.9

Diversified Financials	4.5

Energy	1.1

Food & Staples Retailing	0.5

Food Beverage & Tobacco	11.7

Health Care Equipment & Services	2.5

Insurance	0.7

Materials	3.4

Media & Entertainment	1.2

Pharmaceuticals, Biotechnology & Life Sciences	3.9

Real Estate	7.4

Retailing	6.5

Software & Services	7.1

Technology Hardware & Equipment	0.2

Telecommunication Services	3.1

Transportation	5.3

Money Market Fund	1.4

Total Investments	99.1

Other Assets Less Liabilities	0.9

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities

April 30, 2023 (Unaudited)

	Global Equity Portfolio	Global Equity Research Portfolio	International Equity Portfolio	International Developed Markets Equity Portfolio
ASSETS:
Investments (cost $839,792,201, $7,081,850, $11,776,399,191 and $92,582,500, respectively)	$1,043,144,623	$7,922,724	$15,906,560,248	$96,172,405
Dividends and interest receivable	657,232	17,661	30,618,434	175,207
Foreign currency (cost $225,033, $741, $5,097,688 and $32,532, respectively)	225,033	741	5,097,688	32,532
Receivable for investments sold	2,596,148	7,251	17,880,752	135,741
Receivable for Fund shares sold	41,647	—	9,792,410	73,474
Tax reclaims receivable	969,909	3,750	32,572,141	54,309
Prepaid offering fees	—	—	—	38,329
Prepaid expenses	41,756	22,877	199,738	38,698

Total Assets:	1,047,676,348	7,975,004	16,002,721,411	96,720,695
LIABILITIES:
Payable to Investment Adviser	(646,685)	(4,549)	(8,750,267)	(54,674)
Payable for investments purchased	(1,739,176)	(45)	(22,092,228)	(146,076)
Payable for Fund shares redeemed	(61,304)	—	(14,584,897)	(80,625)
Payable for directors’ fees and expenses	(13,020)	(88)	(191,628)	(301)
Payable for distribution fees	—	—	(107,797)	—
Deferred capital gains tax	—	(1,715)	—	—
Other liabilities	(301,753)	(36,418)	(3,025,249)	(33,273)

Total Liabilities	(2,761,938)	(42,815)	(48,752,066)	(314,949)

Net Assets	$1,044,914,410	$7,932,189	$15,953,969,345	$96,405,746
ANALYSIS OF NET ASSETS:
Paid in capital	$871,861,048	$7,187,341	$11,530,923,292	$92,483,473
Distributable earnings	173,053,362	744,848	4,423,046,053	3,922,273

Net Assets	$1,044,914,410	$7,932,189	$15,953,969,345	$96,405,746
Net Assets:
Institutional Class	$761,453,787	$7,932,189	$12,350,416,634	$96,405,746
Institutional Class Z	256,832,637	—	3,379,369,520	—
Investor Class	—	—	224,183,191	—
Advisor Class	26,627,986	—	—	—
Total Shares Outstanding:
Institutional Class (500,000,000, 400,000,000, 700,000,000 and 500,000,000, respectively, $.001 par value shares authorized)	22,189,251	672,584	480,385,354	7,642,638
Institutional Class Z (200,000,000, —, 300,000,000 and —, respectively, $.001 par value shares authorized)	7,473,773	—	131,499,263	—
Investor Class (—, —, 100,000,000 and —, respectively, $.001 par value shares authorized)	—	—	8,715,886	—
Advisor Class (400,000,000, —, — and —, respectively, $.001 par value shares authorized)	780,456	—	—	—
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$34.32	$11.79	$25.71	$12.61
Institutional Class Z	34.36	—	25.70	—
Investor Class	—	—	25.72	—
Advisor Class	34.12	—	—	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities (continued)

April 30, 2023 (Unaudited)

	International Carbon Transition Equity Portfolio	International Equity Research Portfolio	International Small Companies Portfolio	Institutional Emerging Markets Portfolio
ASSETS:
Investments (cost $1,833,189, $11,945,188, $466,258,533 and $2,192,288,165, respectively)	$1,989,068	$12,474,122	$546,972,791	$2,389,394,007
Dividends and interest receivable	4,383	36,766	1,178,187	5,442,525
Foreign currency (cost $ —, $872, $44,685 and $147,712, respectively)	—	872	44,700	128,930
Receivable for investments sold	—	10,717	8,405,785	24,338,562
Receivable for Fund shares sold	—	3,555	5,418,628	872,940
Tax reclaims receivable	1,116	15,908	884,603	310,629
Capital gain tax refund receivable	—	—	88	946
Prepaid offering fees	54,246	—	—	—
Prepaid expenses	33,334	21,574	35,801	196,823

Total Assets:	2,082,147	12,563,514	562,940,583	2,420,685,362
LIABILITIES:
Payable to Investment Adviser	(1,171)	(7,153)	(440,135)	(1,967,149)
Payable for investments purchased	—	(45)	(4,111)	(13,413,732)
Payable for Fund shares redeemed	—	—	(7,419,713)	(1,868,141)
Payable for directors’ fees and expenses	(14)	(156)	(6,993)	(34,537)
Payable for distribution fees	—	—	(23,579)	—
Deferred capital gains tax	—	(3,211)	—	(4,537,427)
Other liabilities	(16,805)	(44,714)	(136,845)	(890,227)

Total Liabilities	(17,990)	(55,279)	(8,031,376)	(22,711,213)

Net Assets	$2,064,157	$12,508,235	$554,909,207	$2,397,974,149
ANALYSIS OF NET ASSETS:
Paid in capital	$1,884,000	$11,949,065	$501,715,186	$2,204,109,514
Distributable earnings	180,157	559,170	53,194,021	193,864,635

Net Assets	$2,064,157	$12,508,235	$554,909,207	$2,397,974,149
Net Assets:
Institutional Class	$2,064,157	$12,508,235	$497,389,149	$2,158,305,582
Institutional Class Z	—	—	24,820,032	239,668,567
Investor Class	—	—	32,700,026	—
Total Shares Outstanding:
Institutional Class (500,000,000, 400,000,000, 350,000,000 and 500,000,000, respectively, $.001 par value shares authorized)	188,400	1,173,609	28,406,776	119,621,035
Institutional Class Z (—, —, 350,000,000 and 500,000,000, respectively, $.001 par value shares authorized)	—	—	1,417,034	13,248,950
Investor Class (—, —, 200,000,000 and —, respectively, $.001 par value shares authorized)	—	—	1,888,419	—
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$10.96	$10.66	$17.51	$18.04
Institutional Class Z	—	—	17.52	18.09
Investor Class	—	—	17.32	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities (continued)

April 30, 2023 (Unaudited)

	Emerging Markets Portfolio	Emerging Markets ex China Portfolio	Chinese Equity Portfolio	Emerging Markets Research Portfolio	Frontier Emerging Markets Portfolio
ASSETS:
Investments (cost $1,029,930,075, $3,297,473, $4,234,314, $7,070,408 and $101,572,016, respectively)	$1,226,045,165	$3,476,393	$3,219,035	$6,625,130	$126,264,899
Dividends and interest receivable	2,866,767	12,781	257	17,456	497,967
Foreign currency (cost $127,537, $766, $921, $66,186 and $1,517,695, respectively)	127,577	766	921	58,840	1,515,015
Receivable for investments sold	6,350,785	25,671	—	—	957,731
Receivable for Fund shares sold	462,973	—	—	—	10,997
Tax reclaims receivable	631,801	690	—	—	4,292
Prepaid offering fees	—	14,527	—	—	—
Prepaid expenses	50,110	27,140	29,299	24,935	64,650

Total Assets:	1,236,535,178	3,557,968	3,249,512	6,726,361	129,315,551
LIABILITIES:
Payable to Investment Adviser	(1,010,352)	(2,825)	(2,608)	(5,461)	(138,879)
Payable for investments purchased	(6,708,162)	(39,582)	—	(26,152)	(1,002,358)
Payable for Fund shares redeemed	(1,078,497)	—	—	—	(345,901)
Payable for directors’ fees and expenses	(17,561)	(35)	(33)	(87)	(2,144)
Payable for distribution fees	—	—	—	—	(16,542)
Deferred capital gains tax	(2,044,611)	(1,659)	—	(4,012)	(357,991)
Other liabilities	(677,819)	(27,600)	(29,204)	(39,659)	(82,770)

Total Liabilities	(11,537,002)	(71,701)	(31,845)	(75,371)	(1,946,585)

Net Assets	$1,224,998,176	$3,486,267	$3,217,667	$6,650,990	$127,368,966
ANALYSIS OF NET ASSETS:
Paid in capital	$948,382,613	$3,246,998	$5,187,747	$7,480,695	$222,168,118
Distributable earnings	276,615,563	239,269	(1,970,080)	(829,705)	(94,799,152)
Net Assets	$1,224,998,176	$3,486,267	$3,217,667	$6,650,990	$127,368,966
Net Assets:
Institutional Class	$—	$3,486,267	$3,217,667	$6,650,990	$—
Institutional Class I	—	—	—	—	65,907,383
Institutional Class II	—	—	—	—	54,893,045
Investor Class	—	—	—	—	6,568,538
Advisor Class	1,224,998,176	—	—	—	—
Total Shares Outstanding:
Institutional Class (—, 500,000,000, 500,000,000, 400,000,000 and —, respectively, $.001 par value shares authorized)	—	324,715	517,920	708,802	—
Institutional Class I (—, —, —, — and 400,000,000, respectively, $.001 par value shares authorized)	—	—	—	—	9,293,880
Institutional Class II (—, —, —, — and 200,000,000, respectively, $.001 par value shares authorized)	—	—	—	—	7,671,087
Investor Class (—, —, —, — and 400,000,000, respectively, $.001 par value shares authorized)	—	—	—	—	928,580
Advisor Class (500,000,000, —, —, — and —, respectively, $.001 par value shares authorized)	30,175,779	—	—	—	—
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$—	$10.74	$6.21	$9.38	$—
Institutional Class I	—	—	—	—	7.09
Institutional Class II	—	—	—	—	7.16
Investor Class	—	—	—	—	7.07
Advisor Class	40.60	—	—	—	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations

Six Months Ended April 30, 2023 (unaudited)

	Global Equity Portfolio	Global Equity Research Portfolio	International Equity Portfolio	International Developed Markets Equity Portfolio	International Carbon Transition Equity Portfolio(1)	International Equity Research Portfolio
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $182,545, $6,287, $14,590,338, $95,343, $2,181 and $14,056, respectively)	$4,957,454	$63,749	$175,452,604	$960,863	$21,059	$116,260
Non-cash dividends	596,017	—	23,482,186	—	—	—

Total investment income	5,553,471	63,749	198,934,790	960,863	21,059	116,260
EXPENSES
Investment advisory fees (Note 3)	3,934,426	27,157	51,664,027	196,593	4,963	41,684
Administration fees (Note 3)	85,572	5,554	1,189,405	9,550	3,787	5,873
Distribution fees, Investor Class	—	—	271,770	—	—	—
Custody and accounting fees (Note 3)	70,442	7,055	1,074,372	5,312	1,864	8,682
Directors’ fees and expenses	25,856	178	375,323	579	39	283
Transfer agent fees and expenses (Note 3)	4,242	239	162,426	211	210	265
Printing and postage fees	9,360	33	295,820	241	127	177
State registration filing fees	30,327	9,891	72,916	15,368	9,656	9,866
Professional fees	41,372	22,726	210,038	18,373	14,773	23,039
Shareholder servicing fees (Note 3)	353,834	—	5,288,547	5,788	—	380
Compliance officers’ fees and expenses (Note 3)	1,855	13	26,754	40	3	21
Offering fees	—	—	—	38,044	20,624	—
Other fees and expenses	39,231	2,110	494,540	2,307	254	2,244

Total Expenses	4,596,517	74,956	61,125,938	292,406	56,300	92,514
Less Waiver of investment advisory fee and/or reimbursement of other operating expenses (Note 3)	(9,774)	(43,919)	—	(67,728)	(50,597)	(47,852)

Net expenses	4,586,743	31,037	61,125,938	224,678	5,703	44,662
Net investment income	966,728	32,712	137,808,852	736,185	15,356	71,598
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) Investment transactions	(20,838,719)	(88,669)	364,207,581	(353,818)	9,982	34,903
Foreign currency transactions	23,074	698	1,350,468	(48,177)	(1,062)	1,581

Net realized gain (loss)	(20,815,645)	(87,971)	365,558,049	(401,995)	8,920	36,484
Change in unrealized appreciation (depreciation)
Investments (net of increase (decrease) in deferred foreign taxes of $—, $1,063, $—, $—, $— and $2,691, respectively)	130,429,153	1,101,848	2,622,982,845	3,528,866	155,879	2,078,471
Translation of assets and liabilities denominated in foreign currencies	70,769	292	2,576,240	887	2	1,269

Net change in unrealized appreciation	130,499,922	1,102,140	2,625,559,085	3,529,753	155,881	2,079,740

Net realized and unrealized gain	109,684,277	1,014,169	2,991,117,134	3,127,758	164,801	2,116,224
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$110,651,005	$1,046,881	$3,128,925,986	$3,863,943	$180,157	$2,187,822

(1)	For the period from December 21, 2022 (commencement of operations) through April 30, 2023.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations (continued)

Six Months Ended April 30, 2023 (unaudited)

	International Small Companies Portfolio	Institutional Emerging Markets Portfolio	Emerging Markets Portfolio	Emerging Markets ex China Portfolio	Chinese Equity Portfolio	Emerging Markets Research Portfolio
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $378,872, $3,284,322, $1,575,889, $7,012, $121 and $9,554, respectively)	$4,593,646	$24,201,209	$12,488,124	$41,732	$7,242	$66,762
Non-cash dividends	—	4,612,792	2,305,792	—	10,389	—

Total investment income	4,593,646	28,814,001	14,793,916	41,732	17,631	66,762
EXPENSES
Investment advisory fees (Note 3)	2,570,317	12,910,500	6,631,543	16,173	15,876	33,136
Administration fees (Note 3)	46,466	206,747	107,307	5,349	5,216	5,468
Distribution fees, Investor Class	40,373	—	—	—	—	—
Custody and accounting fees (Note 3)	99,482	650,150	395,336	7,071	3,780	10,186
Directors’ fees and expenses	13,093	66,978	34,046	76	72	159
Transfer agent fees and expenses (Note 3)	2,914	10,476	20,021	251	370	252
Printing and postage fees	19,265	79,827	110,095	137	163	177
State registration filing fees	25,008	32,737	26,375	14,689	9,941	9,922
Professional fees	55,217	64,862	51,621	21,056	15,682	25,542
Shareholder servicing fees (Note 3)	237,298	1,126,334	988,505	—	76	199
Compliance officers’ fees and expenses (Note 3)	932	4,848	2,470	5	5	11
Offering fees	—	—	—	37,428	—	—
Other fees and expenses	20,366	104,383	56,377	1,652	1,969	2,133

Total Expenses	3,130,731	15,257,842	8,423,696	103,887	53,150	87,185
Less Waiver of investment advisory fee and/or reimbursement of other operating expenses (Note 3)	(31,623)	(966,549)	—	(86,098)	(33,932)	(49,078)

Net expenses	3,099,108	14,291,293	8,423,696	17,789	19,218	38,107
Net investment income (loss)	1,494,538	14,522,708	6,370,220	23,943	(1,587)	28,655
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
Investment transactions	(16,504,321)	140,982,540	130,164,591	45,705	(166,078)	(144,921)
Foreign currency transactions	(37,547)	(646,600)	(640,070)	(565)	(156)	(963)

Net realized gain (loss)	(16,541,868)	140,335,940	129,524,521	45,140	(166,234)	(145,884)
Change in unrealized appreciation (depreciation)
Investments (net of increase (decrease) in deferred foreign taxes of $80,271, $3,040,900, $2,006,455, $(1,657), $— and $2,485, respectively)	98,857,010	213,990,971	54,285,423	253,285	792,328	952,431
Translation of assets and liabilities denominated in foreign currencies	38,137	(449,483)	(129,587)	89	—	(2,642)

Net change in unrealized appreciation	98,895,147	213,541,488	54,155,836	253,374	792,328	949,789

Net realized and unrealized gain	82,353,279	353,877,428	183,680,357	298,514	626,094	803,905
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$83,847,817	$368,400,136	$190,050,577	$322,457	$624,507	$832,560

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations (continued)

Six Months Ended April 30, 2023 (unaudited)

Frontier Emerging Markets Portfolio
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $215,107)	$2,042,847
Total investment income	2,042,847
EXPENSES
Investment advisory fees (Note 3)	983,197
Administration fees (Note 3)	16,157
Distribution fees, Investor Class	8,379
Custody and accounting fees (Note 3)	103,002
Directors’ fees and expenses	4,020
Transfer agent fees and expenses (Note 3)	1,176
Printing and postage fees	2,873
State registration filing fees	25,498
Professional fees	43,471
Shareholder servicing fees (Note 3)	28,437
Compliance officers’ fees and expenses (Note 3)	289
Other fees and expenses	13,787
Total Expenses	1,230,286
Less Waiver of investment advisory fee and/or reimbursement of other operating expenses (Note 3)	(99,126)
Net expenses	1,131,160
Net investment income	911,687
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
Investment transactions	(6,321,785)
Foreign currency transactions	(414,474)
Net realized gain	(6,736,259)
Change in unrealized appreciation (depreciation)
Investments (net of increase (decrease) in deferred foreign taxes of $50,439)	16,157,842
Translation of assets and liabilities denominated in foreign currencies	135,271
Net change in unrealized appreciation	16,293,113
Net realized and unrealized gain	9,556,854
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,468,541

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets

For the Six Months Ended April 30, 2023 (unaudited) and the Fiscal Year Ended October 31, 2022

	Global Equity Portfolio		Global Equity Research Portfolio		International Equity Portfolio
	2023	2022	2023	2022	2023	2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income (loss)	$966,728	$(1,213,740)	$32,712	$93,048	$137,808,852	$290,209,130

Net realized gain (loss) on investments and foreign currency transactions	(20,815,645)	(6,284,230)	(87,971)	336,018	365,558,049	53,637,260

Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	130,499,922	(552,231,428)	1,102,140	(2,960,656)	2,625,559,085	(6,432,506,273)

Net increase (decrease) in net assets resulting from operations	110,651,005	(559,729,398)	1,046,881	(2,531,590)	3,128,925,986	(6,088,659,883)

DISTRIBUTIONS TO SHAREHOLDERS:

Institutional Class	—	(185,635,345)	(455,979)	(1,055,667)	(291,376,281)	(444,803,839)

Institutional Class Z	—	(50,280,731)	—	—	(77,244,337)	(81,696,227)

Investor Class	—	—	—	—	(4,286,406)	(8,326,346)

Advisor Class	—	(7,355,601)	—	—	—	—

Total distributions to shareholders	—	(243,271,677)	(455,979)	(1,055,667)	(372,907,024)	(534,826,412)

TRANSACTIONS IN SHARES OF COMMON STOCK

Institutional Class	(73,384,128)	6,716,245	119,293	952,862	(930,494,517)	(1,732,956,194)

Institutional Class Z	(4,418,665)	25,764,542	—	—	114,934,286	563,029,674

Investor Class	—	—	—	—	(11,938,912)	(93,927,348)

Advisor Class	(3,148,154)	(2,447,612)	—	—	—	—

Net Increase (Decrease) in net assets from portfolio share transactions	(80,950,947)	30,033,175	119,293	952,862	(827,499,143)	(1,263,853,868)

NET INCREASE (DECREASE) IN NET ASSETS	29,700,058	(772,967,900)	710,195	(2,634,395)	1,928,519,819	(7,887,340,163)

NET ASSETS

At beginning of period	1,015,214,352	1,788,182,252	7,221,994	9,856,389	14,025,449,526	21,912,789,689

At end of period	$1,044,914,410	$1,015,214,352	$7,932,189	$7,221,994	$15,953,969,345	$14,025,449,526

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Six Months Ended April 30, 2023 (unaudited) and the Fiscal Year Ended October 31, 2022

	International Developed Markets Equity Portfolio		International Carbon Transition Equity Portfolio	International Equity Research Portfolio
	2023	2022(1)	2023(2)	2023	2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income	$736,185	$1,761	$15,356	$71,598	$199,924

Net realized gain (loss) on investments and foreign currency transactions	(401,995)	2,862	8,920	36,484	269,245

Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	3,529,753	61,026	155,881	2,079,740	(4,924,309)

Net increase (decrease) in net assets resulting from operations	3,863,943	65,649	180,157	2,187,822	(4,455,140)

DISTRIBUTIONS TO SHAREHOLDERS:

Institutional Class	(7,551)	—	—	(407,850)	(1,698,835)

Total distributions to shareholders	(7,551)	—	—	(407,850)	(1,698,835)

TRANSACTIONS IN SHARES OF COMMON STOCK

Institutional Class	90,562,705	1,921,000	1,884,000	381,561	1,205,906

Net Increase in net assets from portfolio share transactions	90,562,705	1,921,000	1,884,000	381,561	1,205,906

NET INCREASE (DECREASE) IN NET ASSETS	94,419,097	1,986,649	2,064,157	2,161,533	(4,948,069)

NET ASSETS

At beginning of period	1,986,649	—	—	10,346,702	15,294,771

At end of period	$96,405,746	$1,986,649	$2,064,157	$12,508,235	$10,346,702

(1)	For the period from September 28, 2022 (commencement of operations) through October 31, 2022.

(2)	For the period from December 21, 2022 (commencement of operations) through April 30, 2023.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Six Months Ended April 30, 2023 (unaudited) and the Fiscal Year Ended October 31, 2022

	International Small Companies Portfolio		Institutional Emerging Markets Portfolio		Emerging Markets Portfolio
	2023	2022	2023	2022	2023	2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income	$1,494,538	$4,304,850	$14,522,708	$41,437,467	$6,370,220	$22,518,848

Net realized gain (loss) on investments and foreign currency transactions	(16,541,868)	516,448	140,335,940	14,234,004	129,524,521	138,039,084

Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	98,895,147	(204,040,381)	213,541,488	(2,208,616,319)	54,155,836	(1,407,353,982)

Net increase (decrease) in net assets resulting from operations	83,847,817	(199,219,083)	368,400,136	(2,152,944,848)	190,050,577	(1,246,796,050)

DISTRIBUTIONS TO SHAREHOLDERS:

Institutional Class	(10,710,704)	(16,184,086)	(21,847,333)	(39,642,558)	—	—

Institutional Class Z	—	—	(4,194,883)	(5,159,015)	—	—

Investor Class	(580,279)	(1,329,708)	—	—	—	—

Advisor Class	—	—	—	—	(112,892,181)	(289,296,570)

Total distributions to shareholders	(11,290,983)	(17,513,794)	(26,042,216)	(44,801,573)	(112,892,181)	(289,296,570)

TRANSACTIONS IN SHARES OF COMMON STOCK

Institutional Class	(27,713,913)	108,038,045	(436,917,507)	(1,539,297,876)	—	—

Institutional Class Z	24,334,853	—	(171,879,090)	(92,428,918)	—	—

Investor Class	(2,253,682)	(2,972,265)	—	—	—	—

Advisor Class	—	—	—	—	(249,921,235)	(879,477,212)

Net Increase (Decrease) in net assets from portfolio share transactions	(5,632,742)	105,065,780	(608,796,597)	(1,631,726,794)	(249,921,235)	(879,477,212)

NET INCREASE (DECREASE) IN NET ASSETS	66,924,092	(111,667,097)	(266,438,677)	(3,829,473,215)	(172,762,839)	(2,415,569,832)

NET ASSETS

At beginning of period	487,985,115	599,652,212	2,664,412,826	6,493,886,041	1,397,761,015	3,813,330,847

At end of period	$554,909,207	$487,985,115	$2,397,974,149	$2,664,412,826	$1,224,998,176	$1,397,761,015

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Six Months Ended April 30, 2023 (unaudited) and the Fiscal Year Ended October 31, 2022

	Emerging Markets ex China Portfolio		Chinese Equity Portfolio		Emerging Markets Research Portfolio
	2023	2022(1)	2023	2022	2023	2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income	$23,943	$3,762	$(1,587)	$9,995	$28,655	$71,435

Net realized gain on investments and foreign currency transactions	45,140	2,080	(166,234)	(595,808)	(145,884)	(253,022)

Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	253,374	(76,009)	792,328	(1,648,488)	949,789	(2,488,877)

Net increase in net assets resulting from operations	322,457	(70,167)	624,507	(2,234,301)	832,560	(2,670,464)

DISTRIBUTIONS TO SHAREHOLDERS:

Institutional Class	(13,981)	—	(12,320)	(11,045)	(48,055)	(819,048)

Total distributions to shareholders	(13,981)	—	(12,320)	(11,045)	(48,055)	(819,048)

TRANSACTIONS IN SHARES OF COMMON STOCK

Institutional Class	138,958	3,109,000	5,144	903,377	(347,317)	638,747

Net Increase in net assets from portfolio share transactions	138,958	3,109,000	5,144	903,377	(347,317)	638,747

NET INCREASE IN NET ASSETS	447,434	3,038,833	617,331	(1,341,969)	437,188	(2,850,765)

NET ASSETS

At beginning of period	3,038,833	—	2,600,336	3,942,305	6,213,802	9,064,567

At end of period	$3,486,267	$3,038,833	$3,217,667	$2,600,336	$6,650,990	$6,213,802

(1)	For the period from September 14, 2022 (commencement of operations) through October 31, 2022.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Six Months Ended April 30, 2023 (unaudited) and the Fiscal Year Ended October 31, 2022

		Frontier Emerging Markets Portfolio
	2023		2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income	$911,687		$3,798,484

Net realized gain on investments and foreign currency transactions	(6,736,259)		(2,693,080)

Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	16,293,113		(53,035,730)

Net increase in net assets resulting from operations	10,468,541		(51,930,326)

DISTRIBUTIONS TO SHAREHOLDERS:

Institutional Class I	(1,647,905)		(756,884)

Institutional Class II	(2,158,160)		(1,026,818)

Investor Class	(116,298)		(44,023)

Total distributions to shareholders	(3,922,363)		(1,827,725)

TRANSACTIONS IN SHARES OF COMMON STOCK

Institutional Class I	(11,894,270)		882,276

Institutional Class II	(38,536,510)		1,026,818

Investor Class	(430,608)		(602,668)

Net Increase in net assets from portfolio share transactions	(50,861,388)		1,306,426

NET INCREASE IN NET ASSETS	(44,315,210)		(52,451,625)

NET ASSETS

At beginning of period	171,684,176		224,135,801

At end of period	$127,368,966		$171,684,176

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights

For the Six Months Ended April 30, 2023 (unaudited) and the Fiscal Year Ended October 31

	Global Equity Portfolio Institutional Class
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$30.85		$53.93	$42.41	$35.38	$35.68	$40.84

Increase (Decrease) in Net Assets from Operations

Net investment income (loss)(1)	0.03		(0.04)	(0.14)	(0.06)	0.09	0.13

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	3.44		(15.63)	14.30	7.33	3.45	(0.13)
Net increase (decrease) from investment operations	3.47		(15.67)	14.16	7.27	3.54	—

Distributions to Shareholders from:

Net investment income	—		—	—	(0.24)	(0.12)	(0.14)

Net realized gain from investments	—		(7.41)	(2.64)	—	(3.72)	(5.02)
Total distributions	—		(7.41)	(2.64)	(0.24)	(3.84)	(5.16)

Net asset value, end of period	$34.32		$30.85	$53.93	$42.41	$35.38	$35.68

Total Return	11.25	%(A)	(33.35)%	34.57%	20.63%	11.86%	(0.35)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$761,454		$753,480	$1,354,918	$1,043,741	$684,764	$619,347

Expenses to average net assets	0.89	%(B)	0.85%	0.88%	0.92%	0.93%	0.94%

Expenses to average net assets (net of fees waived/reimbursed)	0.89	%(B)	0.85%	0.88%	0.92%	0.93%	0.94%

Net investment income (loss) to average net assets	0.17	%(B)	(0.10)%	(0.28)%	(0.15)%	0.28%	0.34%

Portfolio turnover rate	12	%(A)	37%	59%	63%	39%	42%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2023 (unaudited) and the Fiscal Year Ended October 31

	Global Equity Portfolio Institutional Class Z
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$30.88		$53.95	$42.39	$35.36	$35.67	$40.84

Increase (Decrease) in Net Assets from Operations

Net investment income (loss)(1)	0.04		(0.02)	(0.10)	(0.02)	0.11	0.17

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	3.44		(15.64)	14.30	7.31	3.44	(0.15)
Net increase (decrease) from investment operations	3.48		(15.66)	14.20	7.29	3.55	0.02

Distributions to Shareholders from:

Net investment income	—		—	—	(0.26)	(0.14)	(0.17)

Net realized gain from investments	—		(7.41)	(2.64)	—	(3.72)	(5.02)
Total distributions	—		(7.41)	(2.64)	(0.26)	(3.86)	(5.19)

Net asset value, end of period	$34.36		$30.88	$53.95	$42.39	$35.36	$35.67

Total Return	11.30	%(A)	(33.31)%	34.66%	20.76%	11.89%	(0.26)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$256,832		$234,800	$379,781	$289,320	$229,355	$140,359

Expenses to average net assets	0.81	%(B)	0.79%	0.81%	0.85%	0.88%	0.91%

Expenses to average net assets (net of fees waived/reimbursed)	0.80	%(B)	0.79%	0.80%	0.84%	0.88%	0.90%

Net investment income (loss) to average net assets	0.26	%(B)	(0.04)%	(0.20)%	(0.05)%	0.32%	0.43%

Portfolio turnover rate	12	%(A)	37%	59%	63%	39%	42%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2023 (unaudited) and the Fiscal Year Ended October 31

	Global Equity Portfolio Advisor Class
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$30.70		$53.82	$42.41	$35.30	$35.60	$40.78

Increase (Decrease) in Net Assets from Operations

Net investment income (loss)(1)	(0.01)		(0.11)	(0.24)	(0.12)	0.03	0.07

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	3.43		(15.60)	14.29	7.33	3.43	(0.15)
Net increase (decrease) from investment operations	3.42		(15.71)	14.05	7.21	3.46	(0.08)

Distributions to Shareholders from:

Net investment income	—		—	—	(0.10)	(0.04)	(0.08)

Net realized gain from investments	—		(7.41)	(2.64)	—	(3.72)	(5.02)
Total distributions	—		(7.41)	(2.64)	(0.10)	(3.76)	(5.10)

Net asset value, end of period	$34.12		$30.70	$53.82	$42.41	$35.30	$35.60

Total Return	11.14	%(A)	(33.50)%	34.28%	20.47%	11.60%	(0.57)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$26,628		$26,934	$53,483	$53,112	$48,181	$90,567

Expenses to average net assets	1.12	%(B)	1.05%	1.09%	1.11%	1.12%	1.14%

Expenses to average net assets (net of fees waived/reimbursed)	1.12	%(B)	1.05%	1.09%	1.11%	1.12%	1.14%

Net investment income (loss) to average net assets	(0.06	)%(B)	(0.30)%	(0.48)%	(0.32)%	0.09%	0.18%

Portfolio turnover rate	12	%(A)	37%	59%	63%	39%	42%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2023 (unaudited) and the Fiscal Year Ended October 31

	Global Equity Research Portfolio Institutional Class
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.93		$16.59	$12.76	$12.57	$12.06	$12.23

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.05		0.14	0.10	0.10	0.14	0.10

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	1.53		(4.02)	4.11	0.78	1.40	0.23
Net increase (decrease) from investment operations	1.58		(3.88)	4.21	0.88	1.54	0.33

Distributions to Shareholders from:

Net investment income	(0.13)		(0.11)	(0.09)	(0.15)	(0.09)	(0.18)

Net realized gain from investments	(0.59)		(1.67)	(0.29)	(0.54)	(0.94)	(0.32)
Total distributions	(0.72)		(1.78)	(0.38)	(0.69)	(1.03)	(0.50)

Net asset value, end of period	$11.79		$10.93	$16.59	$12.76	$12.57	$12.06

Total Return	14.62	%(A)	(25.96)%	33.45%	7.15%	14.36%	2.74%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$7,932		$7,222	$9,856	$7,387	$6,895	$5,452

Expenses to average net assets	1.93	%(B)	1.82%	1.75%	2.04%	1.96%	2.64%

Expenses to average net assets (net of fees waived/reimbursed)	0.80	%(B)	0.80%	0.80%	0.80%	0.83%	0.90%

Net investment income to average net assets	0.84	%(B)	1.11%	0.67%	0.80%	1.18%	0.76%

Portfolio turnover rate	10	%(A)	34%	39%	44%	44%	45%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2023 (unaudited) and the Fiscal Year Ended October 31

	International Equity Portfolio Institutional Class
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$21.42		$30.69	$23.76	$22.72	$20.74	$22.64

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.21		0.41	0.34	0.23	0.29	0.31

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	4.67		(8.93)	6.80	1.19	1.98	(1.83)
Net increase (decrease) from investment operations	4.88		(8.52)	7.14	1.42	2.27	(1.52)

Distributions to Shareholders from:

Net investment income	(0.59)		(0.43)	(0.21)	(0.38)	(0.29)	(0.20)

Net realized gain from investments	—		(0.32)	—	—	—	(0.18)
Total distributions	(0.59)		(0.75)	(0.21)	(0.38)	(0.29)	(0.38)

Net asset value, end of period	$25.71		$21.42	$30.69	$23.76	$22.72	$20.74

Total Return	22.93	%(A)	(28.42)%	30.16%	6.25%	11.19%	(6.86)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$12,350,417		$11,113,757	$18,268,498	$13,596,900	$13,766,876	$11,995,592

Expenses to average net assets	0.80	%(B)	0.79%	0.80%	0.81%	0.81%	0.81%

Expenses to average net assets (net of fees waived/reimbursed)	0.80	%(B)	0.79%	0.80%	0.81%	0.81%	0.81%

Net investment income to average net assets	1.77	%(B)	1.58%	1.17%	1.01%	1.35%	1.34%

Portfolio turnover rate	8	%(A)	16%	14%	17%	30%	10%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2023 (unaudited) and the Fiscal Year Ended October 31

	International Equity Portfolio Institutional Class Z
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$21.42		$30.69	$23.76	$22.72	$20.75	$22.64

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.23		0.43	0.37	0.25	0.30	0.40

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	4.66		(8.93)	6.79	1.18	1.98	(1.90)
Net increase (decrease) from investment operations	4.89		(8.50)	7.16	1.43	2.28	(1.50)

Distributions to Shareholders from:

Net investment income	(0.61)		(0.45)	(0.23)	(0.39)	(0.31)	(0.21)

Net realized gain from investments	—		(0.32)	—	—	—	(0.18)
Total distributions	(0.61)		(0.77)	(0.23)	(0.39)	(0.31)	(0.39)

Net asset value, end of period	$25.70		$21.42	$30.69	$23.76	$22.72	$20.75

Total Return	23.00	%(A)	(28.36)%	30.25%	6.32%	11.29%	(6.79)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$3,379,369		$2,715,026	$3,235,428	$2,165,343	$1,938,763	$1,342,804

Expenses to average net assets	0.72	%(B)	0.71%	0.72%	0.73%	0.75%	0.74%

Expenses to average net assets (net of fees waived/reimbursed)	0.72	%(B)	0.71%	0.72%	0.73%	0.75%	0.74%

Net investment income to average net assets	1.88	%(B)	1.71%	1.25%	1.08%	1.42%	1.77%

Portfolio turnover rate	8	%(A)	16%	14%	17%	30%	10%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2023 (unaudited) and the Fiscal Year Ended October 31

	International Equity Portfolio Investor Class
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$21.37		$30.61	$23.70	$22.66	$20.65	$22.55

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.18		0.33	0.24	0.16	0.22	0.21

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	4.65		(8.92)	6.80	1.18	1.98	(1.80)
Net increase (decrease) from investment operations	4.83		(8.59)	7.04	1.34	2.20	(1.59)

Distributions to Shareholders from:

Net investment income	(0.48)		(0.33)	(0.13)	(0.30)	(0.19)	(0.13)

Net realized gain from investments	—		(0.32)	—	—	—	(0.18)
Total distributions	(0.48)		(0.65)	(0.13)	(0.30)	(0.19)	(0.31)

Net asset value, end of period	$25.72		$21.37	$30.61	$23.70	$22.66	$20.65

Total Return	22.73	%(A)	(28.63)%	29.74%	5.91%	10.79%	(7.16)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$224,183		$196,666	$408,864	$337,348	$395,339	$411,712

Expenses to average net assets	1.12	%(B)	1.10%	1.12%	1.13%	1.13%	1.14%

Expenses to average net assets (net of fees waived/reimbursed)	1.12	%(B)	1.10%	1.12%	1.13%	1.13%	1.14%

Net investment income to average net assets	1.45	%(B)	1.28%	0.83%	0.69%	1.03%	0.92%

Portfolio turnover rate	8	%(A)	16%	14%	17%	30%	10%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2023 (unaudited) and the Fiscal Year Ended October 31

	International Developed Markets Equity Portfolio Institutional Class

	2023	2022(1)
Net asset value, beginning of period	$ 10.34	$10.00

Increase (Decrease) in Net Assets from Operations

Net investment income(2)	0.16	0.01

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	2.15	0.33
Net increase (decrease) from investment operations	2.31	0.34

Distributions to Shareholders from:

Net investment income	(0.02)	—

Net realized gain from investments	(0.02)	—
Total distributions	(0.04)	—
Net asset value, end of period	$ 12.61	$10.34

Total Return(A)	22.35%	3.40%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$96,406	$1,987

Expenses to average net assets(B)	1.04%	23.52%

Expenses to average net assets (net of fees waived/reimbursed)(B)	0.80%	0.80%

Net investment income to average net assets(B)	2.62%	1.00%

Portfolio turnover rate(A)	13%	3%

(A)	Not Annualized.

(B)	Annualized.

(1)	For the period from September 28, 2022 (commencement of operations) through October 31, 2022.

(2)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2023 (unaudited) and the Fiscal Year Ended October 31

International Carbon Transition Equity Portfolio Institutional Class

2023(1)
Net asset value, beginning of year	$10.00

Increase (Decrease) in Net Assets from Operations

Net investment income(2)	0.11

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.85
Net increase (decrease) from investment operations	0.96

Distributions to Shareholders from:

Net investment income	—
Net asset value, end of year	$10.96

Total Return(A)	9.60%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$2,064

Expenses to average net assets(B)	7.94%

Expenses to average net assets (net of fees waived/reimbursed)(B)	0.80%

Net investment income to average net assets(B)	2.17%

Portfolio turnover rate(A)	13%

(A)	Not Annualized.

(B)	Annualized.

(1)	For the period from December 21, 2022 (commencement of operations) through April 30, 2023.

(2)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2023 (unaudited) and the Fiscal Year Ended October 31

	International Equity Research Portfolio Institutional Class
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 9.11		$ 14.71	$ 12.01	$ 12.03	$ 11.59	$13.11

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.06		0.18	0.14	0.14	0.18	0.14

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	1.84		(4.12)	3.03	0.07	1.17	(0.93)
Net increase (decrease) from investment operations	1.90		(3.94)	3.17	0.21	1.35	(0.79)

Distributions to Shareholders from:

Net investment income	(0.15)		(0.16)	(0.15)	(0.14)	(0.13)	(0.14)

Net realized gain from investments	(0.20)		(1.50)	(0.32)	(0.09)	(0.78)	(0.59)
Total distributions	(0.35)		(1.66)	(0.47)	(0.23)	(0.91)	(0.73)

Net asset value, end of period	$ 10.66		$ 9.11	$ 14.71	$ 12.01	$ 12.03	$11.59

Total Return	21.17	%(A)	(29.83)%	26.76%	1.73%	12.93%	(6.43)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$12,508		$10,347	$15,295	$12,494	$19,458	$9,305

Expenses to average net assets	1.55	%(B)	1.45%	1.45%	1.40%	1.42%	1.78%

Expenses to average net assets (net of fees waived/reimbursed)	0.75	%(B)	0.75%	0.75%	0.75%	0.79%	0.90%

Net investment income to average net assets	1.20	%(B)	1.59%	0.99%	1.20%	1.62%	1.07%

Portfolio turnover rate	9	%(A)	33%	38%	51%	44%	43%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2023 (unaudited) and the Fiscal Year Ended October 31

	International Small Companies Portfolio Institutional Class
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$15.20		$22.80	$17.14	$15.64	$15.29	$16.67

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.05		0.15	0.06	0.08	0.12	0.13

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	2.61		(7.07)	5.63	1.53	1.24	(1.30)
Net increase (decrease) from investment operations	2.66		(6.92)	5.69	1.61	1.36	(1.17)

Distributions to Shareholders from:

Net investment income	(0.12)		(0.07)	(0.03)	(0.11)	(0.13)	(0.06)

Net realized gain from investments	(0.23)		(0.61)	—	—	(0.88)	(0.15)
Total distributions	(0.35)		(0.68)	(0.03)	(0.11)	(1.01)	(0.21)

Net asset value, end of period	$17.51		$15.20	$22.80	$17.14	$15.64	$15.29

Total Return	17.60	%(A)	(31.20)%	33.16%	10.34%	10.14%	(7.15)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$497,389		$457,624	$549,895	$337,166	$272,252	$151,283

Expenses to average net assets	1.14	%(B)	1.11%	1.16%	1.34%	1.38%	1.39%

Expenses to average net assets (net of fees waived/reimbursed)	1.14	%(B)	1.11%	1.14%	1.15%	1.15%	1.15%

Net investment income to average net assets	0.56	%(B)	0.84%	0.29%	0.50%	0.78%	0.75%

Portfolio turnover rate	13	%(A)	24%	13%	30%	37%	52%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2023 (unaudited) and the Fiscal Year Ended October 31

	International Small Companies Portfolio Institutional Class Z

	2023(1)
Net asset value, beginning of period	$ 17.00

Increase (Decrease) in Net Assets from Operations

Net investment income(2)	0.20

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.32
Net increase (decrease) from investment operations	0.52

Distributions to Shareholders from:

Net investment income	—
Net asset value, end of period	$ 17.52

Total Return	2.88	%(A)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$24,820

Expenses to average net assets	1.37	%(B)

Expenses to average net assets (net of fees waived/reimbursed)	1.00	%(B)

Net investment income to average net assets	2.41	%(B)

Portfolio turnover rate	13	%(A)

(A)	Not Annualized.

(B)	Annualized.

(1)	For the period from April 4, 2023 (commencement of class) through April 30, 2023.

(2)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2023 (unaudited) and the Fiscal Year Ended October 31

	International Small Companies Portfolio Investor Class
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$15.00		$22.51	$16.94	$15.48	$15.16	$16.55

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.03		0.10	— (2)	0.04	0.09	0.10

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	2.59		(6.99)	5.58	1.51	1.21	(1.29)
Net increase (decrease) from investment operations	2.62		(6.89)	5.58	1.55	1.30	(1.19)

Distributions to Shareholders from:

Net investment income	(0.07)		(0.01)	(0.01)	(0.09)	(0.10)	(0.05)

Net realized gain from investments	(0.23)		(0.61)	—	—	(0.88)	(0.15)

Total distributions	(0.30)		(0.62)	(0.01)	(0.09)	(0.98)	(0.20)

Net asset value, end of period	$17.32		$15.00	$22.51	$16.94	$15.48	$15.16

Total Return	17.52	%(A)	(31.39)%	32.84%	10.07%	9.82%	(7.35)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$32,700		$30,361	$49,757	$39,696	$57,095	$57,912

Expenses to average net assets	1.47	%(B)	1.44%	1.50%	1.67%	1.70%	1.75%

Expenses to average net assets (net of fees waived/reimbursed)	1.30	%(B)	1.37%	1.40%	1.40%	1.40%	1.40%

Net investment income to average net assets	0.38	%(B)	0.54%	0.01%	0.28%	0.63%	0.58%

Portfolio turnover rate	13	%(A)	24%	13%	30%	37%	52%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

(2)	Amount was less than $0.005 per share.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2023 (unaudited) and the Fiscal Year Ended October 31

	Institutional Emerging Markets Portfolio Institutional Class
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$15.97		$25.59	$21.23	$21.25	$18.43	$21.94

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.10		0.19	0.09	0.12	0.24	0.19

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	2.14		(9.63)	4.37	0.19	2.76	(3.53)
Net increase (decrease) from investment operations	2.24		(9.44)	4.46	0.31	3.00	(3.34)

Distributions to Shareholders from:

Net investment income	(0.17)		(0.18)	(0.10)	(0.33)	(0.18)	(0.17)

Net asset value, end of period	$18.04		$15.97	$25.59	$21.23	$21.25	$18.43

Total Return	14.03	%(A)	(37.14)%	21.03%	1.38%	16.43%	(15.33)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$2,158,306		$2,302,000	$5,774,486	$4,847,707	$4,864,702	$3,978,321

Expenses to average net assets	1.17	%(B)	1.12%	1.22%	1.28%	1.27%	1.27%

Expenses to average net assets (net of fees waived/reimbursed)	1.10	%(B)	1.10%	1.15%	1.28%	1.27%	1.27%

Net investment income to average net assets	1.10	%(B)	0.91%	0.33%	0.59%	1.18%	0.84%

Portfolio turnover rate	15	%(A)	24%	13%	23%	17%	24%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2023 (unaudited) and the Fiscal Year Ended October 31

	Institutional Emerging Markets Portfolio Institutional Class Z
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$16.02		$25.65	$21.28	$21.28	$18.45	$21.94

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.10		0.21	0.11	0.15	0.27	0.22

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	2.16		(9.66)	4.38	0.20	2.76	(3.52)
Net increase (decrease) from investment operations	2.26		(9.45)	4.49	0.35	3.03	(3.30)

Distributions to Shareholders from:

Net investment income	(0.19)		(0.18)	(0.12)	(0.35)	(0.20)	(0.19)

Net asset value, end of period	$18.09		$16.02	$25.65	$21.28	$21.28	$18.45

Total Return	14.10	%(A)	(37.07)%	21.11%	1.55%	16.61%	(15.21)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$239,668		$362,413	$719,400	$626,632	$557,924	$391,583

Expenses to average net assets	1.07	%(B)	1.04%	1.13%	1.19%	1.19%	1.20%

Expenses to average net assets (net of fees waived/reimbursed)	1.00	%(B)	1.00%	1.07%	1.11%	1.11%	1.11%

Net investment income to average net assets	1.13	%(B)	1.04%	0.41%	0.76%	1.34%	1.00%

Portfolio turnover rate	15	%(A)	24%	13%	23%	17%	24%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2023 (unaudited) and the Fiscal Year Ended October 31

	Emerging Markets Portfolio Advisor Class
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$38.69		$66.93	$55.48	$55.65	$48.21	$57.46

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.20		0.44	0.12	0.26	0.58	0.42

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	5.18		(23.60)	11.55	0.40	7.28	(9.24)
Net increase (decrease) from investment operations	5.38		(23.16)	11.67	0.66	7.86	(8.82)

Distributions to Shareholders from:

Net investment income	(0.34)		(0.36)	(0.22)	(0.83)	(0.42)	(0.40)

Net realized gain from investments	(3.13)		(4.72)	—	—	—	(0.03)

Total distributions	(3.47)		(5.08)	(0.22)	(0.83)	(0.42)	(0.43)

Net asset value, end of period	$40.60		$38.69	$66.93	$55.48	$55.65	$48.21

Total Return	14.06	%(A)	(37.18)%	21.04%	1.11%	16.46%	(15.47)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$1,224,998		$1,397,761	$3,813,331	$3,739,209	$4,274,314	$3,459,157

Expenses to average net assets	1.26	%(B)	1.19%	1.31%	1.36%	1.37%	1.40%

Expenses to average net assets (net of fees waived/reimbursed)	1.26	%(B)	1.19%	1.28%	1.36%	1.37%	1.40%

Net investment income to average net assets	0.96	%(B)	0.87%	0.18%	0.49%	1.10%	0.73%

Portfolio turnover rate	15	%(A)	33%	15%	18%	19%	24%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2023 (unaudited) and the Fiscal Year Ended October 31

	Emerging Markets ex China Portfolio Institutional Class

	2023	2022(1)
Net asset value, beginning of period	$ 9.77	$10.00

Increase (Decrease) in Net Assets from Operations

Net investment income(2)	0.08	0.01

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.93	(0.24)
Net increase (decrease) from investment operations	1.01	(0.23)

Distributions to Shareholders from:

Net investment income	(0.04)	—
Net asset value, end of period	$10.74	$ 9.77

Total Return(A)	10.42%	(2.30)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$3,486	$3,039

Expenses to average net assets(B)	6.42%	13.55%

Expenses to average net assets (net of fees waived/reimbursed)(B)	1.10%	1.10%

Net investment income to average net assets(B)	1.48%	0.99%

Portfolio turnover rate(A)	15%	1%

(A)	Not Annualized.

(B)	Annualized.

(1)	For the period from September 14, 2022 (commencement of operations) through October 31, 2022.

(2)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2023 (unaudited) and the Fiscal Year Ended October 31

	Chinese Equity Portfolio Institutional Class
	2023		2022	2021(1)
Net asset value, beginning of period	$5.02		$9.36	$10.00

Increase (Decrease) in Net Assets from Operations

Net investment income (loss)(2)	(—	)(3)	0.02	(0.02)

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	1.21		(4.33)	(0.62)
Net increase (decrease) from investment operations	1.21		(4.31)	(0.64)

Distributions to Shareholders from:
Net investment income	(0.02)		(0.03)	—
Net asset value, end of period	$6.21		$5.02	$9.36
Total Return	24.18	%(A)	(46.20)%	(6.40	)%(A)
Ratios/Supplemental Data:

Net assets, end of year (000’s)	$3,218		$2,600	$3,942

Expenses to average net assets	3.18	%(B)	4.01%	7.00	%(B)

Expenses to average net assets (net of fees waived/reimbursed)	1.15	%(B)	1.15%	1.15	%(B)

Net investment income (loss) to average net assets	(0.09	)%(B)	0.27%	(0.23	)%(B)

Portfolio turnover rate	14	%(A)	42%	17	%(A)

(A)	Not Annualized.

(B)	Annualized.

(1)	For the period from December 16, 2020 (commencement of operations) through October 31, 2021.

(2)	Net investment income per share was calculated using the average shares outstanding method.

(3)	Amount was less than $(0.005) per share.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2023 (unaudited) and the Fiscal Year Ended October 31

	Emerging Markets Research Portfolio Institutional Class
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$8.33		$13.15	$11.21	$11.42	$10.82	$13.01

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.04		0.10	0.10	0.09	0.15	0.12

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	1.08		(3.73)	2.04	0.17	1.35	(1.34)
Net increase (decrease) from investment operations	1.12		(3.63)	2.14	0.26	1.50	(1.22)

Distributions to Shareholders from:

Net investment income	(0.07)		(0.11)	(0.07)	(0.14)	(0.09)	(0.23)

Net realized gain from investments	—		(1.08)	(0.13)	(0.33)	(0.81)	(0.74)

Total distributions	(0.07)		(1.19)	(0.20)	(0.47)	(0.90)	(0.97)

Net asset value, end of period	$9.38		$8.33	$13.15	$11.21	$11.42	$10.82

Total Return	13.45	%(A)	(30.09)%	19.18%	2.19%	15.05%	(10.24)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$6,651		$6,214	$9,065	$7,367	$7,198	$5,702

Expenses to average net assets	2.63	%(B)	2.36%	2.30%	2.40%	2.29%	2.90%

Expenses to average net assets (net of fees waived/reimbursed)	1.15	%(B)	1.15%	1.15%	1.15%	1.19%	1.30%

Net investment income to average net assets	0.86	%(B)	0.94%	0.76%	0.83%	1.35%	0.93%

Portfolio turnover rate	18	%(A)	43%	45%	67%	58%	55%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2023 (unaudited) and the Fiscal Year Ended October 31

	Frontier Emerging Markets Portfolio Institutional Class I
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$6.80		$8.97	$6.92	$7.80	$7.62	$8.50

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.04		0.14	0.06	0.10	0.14	0.11

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.41		(2.24)	2.12	(0.82)	0.14	(0.82)
Net increase (decrease) from investment operations	0.45		(2.10)	2.18	(0.72)	0.28	(0.71)

Distributions to Shareholders from:

Net investment income	(0.16)		(0.07)	(0.13)	(0.16)	(0.10)	(0.17)

Net asset value, end of period	$7.09		$6.80	$8.97	$6.92	$7.80	$7.62

Total Return	6.57	%(A)	(23.56)%	31.74%	(9.50)%	3.59%	(8.47)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$65,907		$74,804	$96,905	$73,376	$144,742	$220,367

Expenses to average net assets	1.70	%(B)	1.60%	1.64%	1.68%	1.63%	1.62%

Expenses to average net assets (net of fees waived/reimbursed)	1.70	%(B)	1.60%	1.64%	1.68%	1.63%	1.62%

Net investment income to average net assets	1.11	%(B)	1.85%	0.75%	1.44%	1.72%	1.24%

Portfolio turnover rate	10	%(A)	18%	30%	21%	31%	20%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2023 (unaudited) and the Fiscal Year Ended October 31

	Frontier Emerging Markets Portfolio Institutional Class II
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$6.85		$9.03	$6.95	$7.82	$7.63	$8.50

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.05		0.17	0.09	0.14	0.17	0.14

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.42		(2.27)	2.13	(0.84)	0.13	(0.83)
Net increase (decrease) from investment operations	0.47		(2.10)	2.22	(0.70)	0.30	(0.69)

Distributions to Shareholders from:

Net investment income	(0.16)		(0.08)	(0.14)	(0.17)	(0.11)	(0.18)

Net asset value, end of period	$7.16		$6.85	$9.03	$6.95	$7.82	$7.63

Total Return	6.94	%(A)	(23.44)%	32.18%	(9.26)%	4.01%	(8.31)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$54,893		$90,188	$117,689	$116,911	$128,742	$163,794

Expenses to average net assets	1.61	%(B)	1.52%	1.55%	1.60%	1.55%	1.56%

Expenses to average net assets (net of fees waived/reimbursed)	1.35	%(B)	1.35%	1.35%	1.35%	1.35%	1.35%

Net investment income to average net assets	1.44	%(B)	2.13%	1.05%	1.95%	2.19%	1.51%

Portfolio turnover rate	10	%(A)	18%	30%	21%	31%	20%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2023 (unaudited) and the Fiscal Year Ended October 31

	Frontier Emerging Markets Portfolio Investor Class
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$6.76		$8.92	$6.88	$7.75	$7.57	$8.43

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.03		0.11	0.03	0.08	0.11	0.07

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.40		(2.23)	2.11	(0.83)	0.13	(0.79)
Net increase (decrease) from investment operations	0.43		(2.12)	2.14	(0.75)	0.24	(0.72)

Distributions to Shareholders from:

Net investment income	(0.12)		(0.04)	(0.10)	(0.12)	(0.06)	(0.14)

Net asset value, end of period	$7.07		$6.76	$8.92	$6.88	$7.75	$7.57

Total Return	6.35	%(A)	(23.84)%	31.14%	(9.70)%	3.24%	(8.75)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$6,569		$6,692	$9,542	$10,327	$20,560	$25,388

Expenses to average net assets	2.29	%(B)	2.15%	2.14%	2.12%	2.00%	2.06%

Expenses to average net assets (net of fees waived/reimbursed)	2.00	%(B)	2.00%	2.00%	2.00%	2.00%	2.00%

Net investment income to average net assets	0.84	%(B)	1.45%	0.35%	1.17%	1.38%	0.87%

Portfolio turnover rate	10	%(A)	18%	30%	21%	31%	20%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Notes to Financial Statements

April 30, 2023 (unaudited)

1.	Organization

Harding, Loevner Funds, Inc. (the “Fund”) was organized as a Maryland corporation on July 31, 1996, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently has twelve separate diversified series and one non-diversified series, all of which were active as of April 30, 2023 (individually, a “Portfolio”, collectively, the “Portfolios”). The Fund is managed by Harding Loevner LP (the “Investment Adviser”).

Portfolio	Inception Date	Investment Objective
Global Equity Portfolio (“Global Equity”)	Institutional Class: November 3, 2009 Institutional Class Z: August 1, 2017 Advisor Class: December 1, 1996	to seek long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States
Global Equity Research Portfolio (“Global Equity Research”)	Institutional Class: December 19, 2016	to seek long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States
International Equity Portfolio (“International Equity”)	Institutional Class: May 11, 1994* Institutional Class Z: July 17, 2017 Investor Class: September 30, 2005	to seek long-term capital appreciation through investments in equity securities of companies based outside the United States
International Developed Markets Equity Portfolio (“International Developed Markets Equity”)	Institutional Class: September 28, 2022	to seek long-term capital appreciation through investments in equity securities of companies based in developed markets outside the United States
International Carbon Transition Equity Portfolio (“International Carbon Transition Equity”)	Institutional Class: December 21, 2022	to seek long-term capital appreciation through investments in equity securities of companies based outside the United States
International Equity Research Portfolio (“International Equity Research”)	Institutional Class: December 17, 2015	to seek long-term capital appreciation through investments in equity securities of companies based outside the United States
International Small Companies Portfolio (“International Small Companies”)	Institutional Class: June 30, 2011 Investor Class: March 26, 2007 Institutional Class Z: April 4, 2023	to seek long-term capital appreciation through investments in equity securities of small companies based outside the United States
Institutional Emerging Markets Portfolio (“Institutional Emerging Markets”)	Institutional Class (Formerly Class I): October 17, 2005 Institutional Class Z (Formerly Class II): March 5, 2014	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets
Emerging Markets Portfolio (“Emerging Markets”)	Advisor Class: November 9, 1998	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets
Emerging Markets ex China Portfolio (“Emerging Markets ex China”)	Institutional Class: September 14, 2022	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets
Chinese Equity Portfolio (“Chinese Equity”)	Institutional Class: December 16, 2020	to seek long-term capital appreciation through investments in equity securities of Chinese companies
Emerging Markets Research Portfolio (“Emerging Markets Research”)	Institutional Class: December 19, 2016	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets
Frontier Emerging Markets Portfolio (“Frontier Emerging Markets”)	Institutional Class I: May 27, 2008 Institutional Class II: March 1, 2017 Investor Class: December 31, 2010	to seek long-term capital appreciation through investments in equity securities of companies based in frontier and smaller emerging markets

* The International Equity Portfolio is the successor to the HLM International Equity Portfolio of AMT Capital Fund, Inc., pursuant to a reorganization that took place on October 31, 1996. Information for periods prior to October 31, 1996, is historical information for the predecessor portfolio.

2.	Summary of Significant Accounting Policies

The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States (“GAAP”) for investment companies. Accordingly, the Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services - Investment Companies”. The following is a summary of the Fund’s significant accounting policies:

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2023 (unaudited)

2. Summary of Significant Accounting Policies (continued)

Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Valuation

The Board of Directors of the Fund (the “Board” or the “Directors”) has approved procedures (“Procedures”) to govern the valuation of the securities held by each Portfolio of the Fund in accordance with the 1940 Act and Rule 2a-5 thereunder. The Procedures incorporate principles set forth in relevant pronouncements of the Securities and Exchange Commission (“SEC”) and its staff, including guidance on the obligations of the Portfolios and their Directors to determine, in good faith, the fair value of the Portfolios’ securities when market quotations are not “readily available”, as defined by Rule 2a-5.

In determining a Portfolio’s net asset value per share (“NAV”), each equity security traded on a securities exchange, including the NASDAQ Stock Market, and over-the-counter securities, are first valued at the closing price on the exchange or market designated by the Fund’s accounting agent as the principal exchange (each, a “principal exchange”). The closing price provided by the Fund’s accounting agent for a principal exchange may differ from the price quoted elsewhere and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Shares of open-end mutual funds including money market funds are valued at NAV. Such securities are typically categorized as “Level 1” pursuant to the hierarchy described below.

Since trading in many foreign securities is normally completed before the time at which a Portfolio calculates its NAV, the effect on the value of such securities held by a Portfolio of events that occur between the close of trading in the security and the time at which the Portfolio prices its securities would not be reflected in the Portfolio’s calculation of its NAV if foreign securities were generally valued at their closing prices. To address this issue, the Board has approved the daily use of quantitative models provided by an approved pricing service that may adjust the closing prices of certain foreign equity securities based on information that becomes available after the foreign market closes, through the application of an adjustment factor to such securities’ closing price. Adjustment factors may be greater than, less than, or equal to 1. Thus, use of these quantitative models could cause a Portfolio to value a security higher, lower or equal to its closing market price, which in turn could cause the Portfolio’s NAV per share to differ significantly from that which would have been calculated using closing market prices. The use of these quantitative models is also intended to decrease the opportunities for persons to engage in ‘‘time zone arbitrage,’’ i.e., trading intended to take advantage of stale closing prices in foreign markets that could affect the NAV of the Portfolios. Securities subjected to an adjustment factor due to the use of these quantitative models are not specifically designated on the Portfolios’ Portfolio of Investments as being “fair valued”. Securities with an adjustment factor greater than or less than 1, which are absent the use of significant unobservable inputs into their valuation, are categorized as “Level 2” and securities with an adjustment factor equal to 1, which are absent the use of significant unobservable inputs into their valuation, are categorized as “Level 1” pursuant to the hierarchy described below.

Any securities for which market quotations are not “readily available”, as defined by Rule 2a-5, are priced by the Investment Adviser, as valuation designee, at “fair value as determined in good faith”, pursuant to Rule 2a-5 and in accordance with the Procedures and under the general supervision of the Board of Directors. Such securities are identified on the Portfolios’ Portfolio of Investments as securities valued at “fair value as determined in good faith” and absent the use of significant unobservable inputs into their valuation, such securities would be categorized as “Level 2” pursuant to the hierarchy described below.

GAAP has established a hierarchy for NAV determination purposes in which various inputs are used in determining the value of each Portfolio’s assets or liabilities. GAAP defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value. This may include the quantitative models and/or the inputs to the quantitative models used in the valuation technique described above. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 unadjusted quoted prices in active markets for identical assets

Level 2 other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2023 (unaudited)

2. Summary of Significant Accounting Policies (continued)

GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a summary of the Portfolios’ investments classified by Level 1, Level 2 and Level 3 and security type as of April 30, 2023. Please refer to each Portfolio’s Portfolio of Investments to view individual securities classified by industry type and country.

Portfolio	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Global Equity
Common Stocks	$708,097,403	$297,681,392	$—		$1,005,778,795
Short Term Investments	37,365,828	—	—		37,365,828

Total Investments	$745,463,231	$297,681,392	$—		$1,043,144,623
Global Equity Research
Common Stocks	$3,550,772	$4,206,364	$—	‡	$7,757,136
Preferred Stocks	8,820	74,431	—		83,251
Short Term Investments	82,337	—	—		82,337

Total Investments	$3,641,929	$4,280,795	$—		$7,922,724
International Equity
Common Stocks	$3,333,473,497	$11,833,289,185	$—	‡	$15,166,762,682
Short Term Investments	739,797,566	—	—		739,797,566

Total Investments	$4,073,271,063	$11,833,289,185	$—		$15,906,560,248
International Developed Markets Equity
Common Stocks	$14,709,118	$77,210,712	$—		$91,919,830
Short Term Investments	4,252,575	—	—		4,252,575

Total Investments	$18,961,693	$77,210,712	$—		$96,172,405
International Carbon Transition Equity
Common Stocks	$400,127	$1,477,494	$—		$1,877,621
Short Term Investments	111,447	—	—		111,447

Total Investments	$511,574	$1,477,494	$—		$1,989,068
International Equity Research
Common Stocks	$1,615,460	$10,397,202	$—	‡	$12,012,662
Preferred Stocks	33,418	125,424	—		158,842
Short Term Investments	302,618	—	—		302,618

Total Investments	$1,951,496	$10,522,626	$—		$12,474,122
International Small Companies
Common Stocks	$58,981,512	$486,793,024	$—		$545,774,536
Short Term Investments	1,198,255	—	—		1,198,255

Total Investments	$60,179,767	$486,793,024	$—		$546,972,791
Institutional Emerging Markets
Common Stocks	$412,794,688	$1,889,323,926	$—	‡	$2,302,118,614
Preferred Stocks	58,055,510	7,892,616	—		65,948,126
Rights	46,387	—	—		46,387
Short Term Investments	21,280,880	—	—		21,280,880

Total Investments	$492,177,465	$1,897,216,542	$—		$2,389,394,007

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2023 (unaudited)

2. Summary of Significant Accounting Policies (continued)

Portfolio	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total

Emerging Markets

Common Stocks	$208,858,410	$964,216,355	$—	‡	$1,173,074,765

Preferred Stocks	29,369,452	4,197,380	—		33,566,832

Rights	23,986	—	—		23,986

Short Term Investments	19,379,582	—	—		19,379,582

Total Investments	$257,631,430	$968,413,735	$—		$1,226,045,165

Emerging Markets ex China

Common Stocks	$856,740	$2,425,023	$—		$3,281,763

Preferred Stocks	69,439	—	—		69,439

Rights	110	—	—		110

Short Term Investments	125,081	—	—		125,081

Total Investments	$1,051,370	$2,425,023	$—		$3,476,393

Chinese Equity

Common Stocks	$—	$3,127,447	$—		$3,127,447

Short Term Investments	91,588	—	—		91,588

Total Investments	$91,588	$3,127,447	$—		$3,219,035

Emerging Markets Research

Common Stocks	$1,308,303	$5,058,348	$—	‡	$6,366,651

Preferred Stocks	24,990	116,681	—		141,671

Short Term Investments	116,808	—	—		116,808

Total Investments	$1,450,101	$5,175,029	$—		$6,625,130

Frontier Emerging Markets

Common Stocks	$15,185,493	$106,873,783	$—		$122,059,276

Preferred Stocks	2,423,540	—	—		2,423,540

Short Term Investments	1,782,083	—	—		1,782,083

Total Investments	$19,391,116	$106,873,783	$—		$126,264,899

‡	Investments categorized as level 3 securities that are effectively valued at zero.

As of April 30, 2023, there were investments related to four companies held within the Portfolios, all of which were effectively valued at zero due to the inability of the Portfolios to transact in these investments, the lack of visibility on when the Portfolios may do so, and the lack of readily available market prices for such investments. All of these factors are related to the Russian invasion of Ukraine and responses to that event. The value of these securities compared to the Portfolio’s net assets is not material and therefore, the reconciliation of Level 3 securities and related valuation techniques are not disclosed.

Securities

For financial reporting purposes, all securities transactions are recorded on a trade date basis, as of the last business day in the reporting period. Throughout the reporting period, securities transactions are typically accounted for on a trade date – plus one business day basis. Interest income and expenses are recorded on an accrual basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Portfolio is informed of such dividends). The Portfolios use the specific identification method for determining realized gains or losses from sales of securities.

Dividends to Shareholders

It is the policy of the Portfolios to declare dividends from net investment income annually. Net short-term and long-term capital gains distributions for the Portfolios, if any, are also normally distributed on an annual basis.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2023 (unaudited)

2. Summary of Significant Accounting Policies (continued)

Dividends from net investment income and distributions from net realized gains from investment transactions have been determined in accordance with income tax regulations and may differ from net investment income and realized gains recorded by the Portfolios for financial reporting purposes. Differences result primarily from foreign currency transactions and timing differences related to recognition of income, and gains and losses from investment transactions. In general, to the extent that any differences, which are permanent in nature, result in over distributions to shareholders, the amount of the over distribution is reclassified within the capital accounts based on its federal tax basis treatment and may be reported as return of capital. Temporary differences do not require reclassification.

Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of the Portfolios’ securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at exchange rates prevailing when accrued. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the “Net realized gain (loss) on investment transactions” and “Change in unrealized appreciation (depreciation) on investments” on the Statements of Operations.

Net realized gains and losses from foreign currency-related transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the period end, resulting from changes in the exchange rates.

Expenses

Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. If an expense is incurred at the Portfolio level, it is generally apportioned among the classes of that Portfolio based upon relative net assets of each respective class. Certain expenses are incurred at the class level and charged only to that particular class. These expenses may be class specific (i.e., distribution fees charged only to a particular class) or they may be identifiable to a particular class (i.e., the costs related to mailing shareholder reports to shareholders of a particular class).

Organization and Offering Fees

Costs incurred by the International Developed Markets Equity, Emerging Markets ex China and International Carbon Transition Equity Portfolios in connection with their organization were expensed as they were incurred. Costs related to the offering of shares were deferred and amortized on a straight line basis over the twelve-month period from the date of commencement of operations of the Portfolios.

Indemnifications

Under the Fund’s organizational document, its officers and Board are indemnified against certain liability arising out of the performance of their duties to the Portfolios. In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Transactions with Affiliates and Significant Agreements

The Board has approved investment advisory agreements with the Investment Adviser. Advisory fees are computed daily and paid monthly based on the average daily net assets of each Portfolio. The Investment Adviser has contractually agreed to reduce its fee and/or reimburse the Portfolios for other operating expenses to the extent that aggregate expenses, excluding certain non-operating expenses, exceed certain annual rates of the average daily net assets of each class.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2023 (unaudited)

3. Transactions with Affiliates and Significant Agreements (continued)

The following annualized advisory fees and contractual expense limits were in effect for the period ended April 30, 2023. The advisory fees are charged at the Portfolio level as a whole and expense limitations are at the class specific level.

Portfolio	First $1 billion of assets	Next $1 billion of assets	Next $1 billion of assets	Over $3 billion of assets	Over $4 billion of assets	Over $5 billion of assets	Contractual Expense Limit(a)

Global Equity–Institutional Class	0.75%	0.73%	0.71%	0.69%	0.69%	0.69%	0.90%
Global Equity–Institutional Class Z	0.75%	0.73%	0.71%	0.69%	0.69%	0.69%	0.80%
Global Equity–Advisor Class	0.75%	0.73%	0.71%	0.69%	0.69%	0.69%	1.20%
Global Equity Research–Institutional Class	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.80%
International Equity–Institutional Class	0.75%	0.73%	0.71%	0.69%	0.67%	0.65%	1.00%
International Equity–Institutional Class Z	0.75%	0.73%	0.71%	0.69%	0.67%	0.65%	0.80%
International Equity–Investor Class	0.75%	0.73%	0.71%	0.69%	0.67%	0.65%	1.25%
International Developed Markets Equity–Institutional Class	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.80%
International Carbon Transition Equity–Institutional Class	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.80%
International Equity Research–Institutional Class	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.75%
International Small Companies–Institutional Class	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	1.15%
International Small Companies–Institutional Class Z	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	1.00%
International Small Companies–Investor Class	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	1.30%
Institutional Emerging Markets–Institutional Class	1.00%	0.98%	0.96%	0.94%	0.94%	0.94%	1.10%
Institutional Emerging Markets–Institutional Class Z	1.00%	0.98%	0.96%	0.94%	0.94%	0.94%	1.00%
Emerging Markets–Advisor Class	1.00%	0.98%	0.96%	0.94%	0.94%	0.94%	1.30%
Emerging Markets ex China–Institutional Class	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.10%
Chinese Equity–Institutional Class	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	1.15%
Emerging Markets Research–Institutional Class	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.15%
Frontier Emerging Markets–Institutional Class I	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.75%
Frontier Emerging Markets–Institutional Class II	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%
Frontier Emerging Markets–Investor Class	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	2.00%

(a)	Effective through February 28, 2024 for each Portfolio.

For the period ended April 30, 2023, the Investment Adviser waived and/or reimbursed the following amounts pursuant to the contractual expense limits described above:

Portfolio	Fees waived and/or reimbursed by the Investment Adviser

Global Equity-Institutional Class Z	$ 9,774
Global Equity Research-Institutional Class	43,919
International Developed Markets Equity-Institutional Class	67,728
International Carbon Transition Equity-Institutional Class*	50,597
International Equity Research-Institutional Class	47,852
International Small Companies-Institutional Class Z**	3,714
International Small Companies-Investor Class	27,909
Institutional Emerging Markets-Institutional Class	840,492
Institutional Emerging Markets-Institutional Class Z	126,057
Emerging Markets ex China-Institutional Class	86,098
Chinese Equity-Institutional Class	33,932
Emerging Markets Research-Institutional Class	49,078
Frontier Emerging Markets-Institutional Class II	89,422
Frontier Emerging Markets-Investor Class	9,704

*	For the period from December 21, 2022 (commencement of operations) through April 30, 2023.

**	For the period from April 4, 2023 (commencement of class) through April 30, 2023.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2023 (unaudited)

3. Transactions with Affiliates and Significant Agreements (continued)

The Fund has an administration agreement with The Northern Trust Company (“Northern Trust”), which provides certain accounting, clerical and bookkeeping services, Blue Sky, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC.

Northern Trust also serves as custodian of each Portfolio’s securities and cash, transfer agent, dividend disbursing agent and agent in connection with any accumulation, open-account or similar plans provided to the shareholders of the Portfolios.

Foreside Management Services, LLC a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group) provides compliance support to the Fund’s Chief Compliance Officer. Fees paid pursuant to these services are shown as “Compliance officers’ fees and expenses” on the Statements of Operations.

The Fund has adopted an Amended Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”). Under the Distribution Plan, the Investor Class of each of the International Equity, International Small Companies and Frontier Emerging Markets Portfolios may pay underwriters, distributors, dealers or brokers a fee at an annual rate of up to 0.25% of the average daily net assets of the Portfolio’s Investor Class shares for services or expenses arising in connection with activities primarily intended to result in the sale of Investor Class shares of the Portfolios or for Shareholder Services (defined below) consistent with those described under the Shareholder Servicing Plan.

The Fund, on behalf of the Portfolios, has agreements with various financial intermediaries and “mutual fund supermarkets”, under which customers of these intermediaries may purchase and hold Portfolio shares. These intermediaries assess fees in consideration for providing certain account maintenance, recordkeeping and transactional and other shareholder services (collectively, “Shareholder Services”). With the exception of Institutional Class Z, each Portfolio or class is authorized, pursuant to a Shareholder Servicing Plan, to pay to each intermediary an annual rate of up to 0.25% of its average daily net assets attributable to that intermediary (subject to the contractual expense limits described above) for such Shareholder Services. Because of the contractual expense limits on certain Portfolios’ fees and expenses, the Investment Adviser paid a portion of the Portfolios’ share of these fees during the period ended April 30, 2023. Such payments, if any, are included in the table above under the caption “Fees waived and/or reimbursed by the Investment Adviser”.

A Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the period ended April 30, 2023, no Portfolios engaged in purchases and/or sales of securities from an affiliated portfolio in compliance with Rule 17a-7 of the 1940 Act.

4.	Class Specific Expenses

The class level expenses for the period ended April 30, 2023, were as follows for each Portfolio:

Portfolio	Distribution Fees	State Registration Filing Fees	Printing and Postage Fees	Transfer Agent Fees and Expenses	Shareholder Servicing Fees

Global Equity–Institutional Class	$—	$12,902	$5,022	$2,303	$324,530
Global Equity–Institutional Class Z	—	8,976	841	670	—
Global Equity–Advisor Class	—	8,449	3,497	1,269	29,304
Global Equity Research–Institutional Class	—	9,891	33	239	—
International Equity–Institutional Class	—	49,055	219,337	143,646	5,148,742
International Equity–Institutional Class Z	—	12,596	60,995	9,288	—
International Equity–Investor Class	271,770	11,265	15,488	9,492	139,805
International Developed Markets Equity–Institutional Class	—	15,368	241	211	5,788
International Carbon Transition Equity–Institutional Class*	—	9,656	127	210	—
International Equity Research–Institutional Class	—	9,866	177	265	380
International Small Companies–Institutional Class	—	14,168	16,409	2,179	218,656
International Small Companies–Institutional Class Z**	—	1,480	1,466	72	—
International Small Companies–Investor Class	40,373	9,360	1,390	663	18,642
Institutional Emerging Markets–Institutional Class	—	21,305	77,582	7,898	1,126,334
Institutional Emerging Markets–Institutional Class Z	—	11,432	2,245	2,578	—
Emerging Markets–Advisor Class	—	26,375	110,095	20,021	988,505
Emerging Markets ex China–Institutional Class	—	14,689	137	251	—
Chinese Equity–Institutional Class	—	9,941	163	370	76
Emerging Markets Research–Institutional Class	—	9,922	177	252	199
Frontier Emerging Markets–Institutional Class I	—	9,192	2,017	619	23,193

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2023 (unaudited)

4.	Class Specific Expenses (continued)

Portfolio	Distribution Fees	State Registration Filing Fees	Printing and Postage Fees	Transfer Agent Fees and Expenses	Shareholder Servicing Fees

Frontier Emerging Markets–Institutional Class II	$—	$7,991	$185	$153	$—
Frontier Emerging Markets–Investor Class	8,379	8,315	671	404	5,244

*	For the period from December 21, 2022 (commencement of operations) through April 30, 2023.

**	For the period from April 4, 2023 (commencement of class) through April 30, 2023.

5.	Investment Transactions

Cost of purchases and proceeds from sales of investment securities, other than short-term investments, for the period ended April 30, 2023, were as follows for each Portfolio:

Portfolio	Purchase Cost of Investment Securities	Proceeds from Sales of Investment Securities

Global Equity	$118,591,113	$204,522,189

Global Equity Research	763,272	1,061,791

International Equity	1,261,787,629	2,609,964,356

International Developed Markets Equity	93,936,349	7,074,195

International Carbon Transition Equity*	1,952,014	240,283

International Equity Research	1,022,532	1,113,918

International Small Companies	66,145,536	71,292,018

Institutional Emerging Markets	396,107,597	1,006,549,013

Emerging Markets	200,642,168	554,418,229

Emerging Markets ex China	580,317	459,379

Chinese Equity	440,759	472,183

Emerging Markets Research	1,188,163	1,589,182

Frontier Emerging Markets	14,966,479	65,289,953

*	For the period from December 21, 2022 (commencement of operations) through April 30, 2023.

6.	Capital Share Transactions

Transactions in capital shares for the period ended April 30, 2023, were as follows for each Portfolio:

	Shares Sold	Proceeds From Shares Sold	Shares From Reinvested Dividends	Reinvestment of Dividends	Shares Redeemed	Payments for Shares Redeemed	Net Increase (Decrease) in Shares	Net Increase (Decrease) in Net Assets

Global Equity

Institutional Class	1,428,776	$47,487,384	—	$—	(3,664,522)	$(120,871,512)	(2,235,746)	$(73,384,128)

Institutional Class Z	135,149	4,578,277	—	—	(265,391)	(8,996,942)	(130,242)	(4,418,665)

Advisor Class	10,823	364,950	—	—	(107,576)	(3,513,104)	(96,753)	(3,148,154)

Global Equity Research

Institutional Class	—	—	39,616	455,979	(27,825)	(336,686)	11,791	119,293

International Equity

Institutional Class	47,291,006	1,158,585,043	9,333,081	226,513,864	(95,098,610)	(2,315,593,424)	(38,474,523)	(930,494,517)

Institutional Class Z	12,961,778	317,205,192	3,108,984	75,392,867	(11,314,179)	(277,663,773)	4,756,583	114,934,286

Investor Class	943,967	23,065,575	170,920	4,155,057	(1,602,132)	(39,159,544)	(487,245)	(11,938,912)

International Developed Markets Equity

Institutional Class	7,918,083	96,256,986	628	7,528	(468,173)	(5,701,809)	7,450,538	90,562,705

International Carbon Transition Equity

Institutional Class*	188,400	1,884,000	—	—	—	—	188,400	1,884,000

International Equity Research

Institutional Class	10,072	103,471	40,421	407,850	(12,787)	(129,760)	37,706	381,561

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2023 (unaudited)

6.	Capital Share Transactions (continued)

	Shares Sold	Proceeds From Shares Sold	Shares From Reinvested Dividends	Reinvestment of Dividends	Shares Redeemed	Payments for Shares Redeemed	Net Increase (Decrease) in Shares	Net Increase (Decrease) in Net Assets

International Small Companies

Institutional Class	5,469,343	$93,094,801	622,630	$10,453,958	(7,786,802)	$(131,262,672)	(1,694,829)	$(27,713,913)

Institutional Class Z**	1,417,034	24,334,853	—	—	—	—	1,417,034	24,334,853

Investor Class	139,139	2,314,405	34,209	568,556	(308,552)	(5,136,643)	(135,204)	(2,253,682)

Institutional Emerging Markets

Institutional Class	13,515,445	243,107,692	1,025,867	18,168,122	(39,089,145)	(698,193,321)	(24,547,833)	(436,917,507)

Institutional Class Z	719,256	13,111,606	204,188	3,624,335	(10,302,876)	(188,615,031)	(9,379,432)	(171,879,090)

Emerging Markets

Advisor Class	3,320,404	137,487,212	2,672,661	106,532,249	(11,941,583)	(493,940,696)	(5,948,518)	(249,921,235)

Emerging Markets ex China

Institutional Class	12,613	127,000	1,390	13,981	(188)	(2,023)	13,815	138,958

Chinese Equity

Institutional Class	668,258	4,144,302	1,922	12,320	(669,772)	(4,151,478)	408	5,144

Emerging Markets Research

Institutional Class	955	8,820	5,263	48,055	(43,379)	(404,192)	(37,161)	(347,317)

Frontier Emerging Markets

Institutional Class I	991,776	6,942,334	221,885	1,562,073	(2,924,439)	(20,398,677)	(1,710,778)	(11,894,270)

Institutional Class II	—	—	303,966	2,158,160	(5,792,152)	(40,694,670)	(5,488,186)	(38,536,510)

Investor Class	67,489	468,895	15,828	111,273	(145,408)	(1,010,776)	(62,091)	(430,608)

*   For the period from December 21, 2022 (commencement of operations) through April 30, 2023.

**  For the period from April 4, 2023 (commencement of class) through April 30, 2023.

Transactions in capital shares for the year ended October 31, 2022, were as follows for each Portfolio:

	Shares Sold	Proceeds From Shares Sold	Shares From Reinvested Dividends	Reinvestment of Dividends	Shares Redeemed	Payments for Shares Redeemed	Net Increase (Decrease) in Shares	Net Increase (Decrease) in Net Assets

Global Equity

Institutional Class	4,499,014	$163,935,948	3,943,187	$176,536,474	(9,138,598)	$(333,756,177)	(696,397)	$6,716,245

Institutional Class Z	177,195	6,768,641	1,048,461	46,971,052	(660,623)	(27,975,151)	565,033	25,764,542

Advisor Class	85,512	3,344,463	159,875	7,138,414	(362,000)	(12,930,489)	(116,613)	(2,447,612)

Global Equity Research

Institutional Class	1	10	73,566	1,055,667	(6,957)	(102,815)	66,610	952,862

International Equity

Institutional Class	121,556,775	3,130,568,965	11,513,852	335,974,199	(209,556,327)	(5,199,499,358)	(76,485,700)	(1,732,956,194)

Institutional Class Z	35,957,143	927,103,574	2,485,478	72,476,537	(17,121,493)	(436,550,437)	21,321,128	563,029,674

Investor Class	3,248,977	83,706,469	279,397	8,155,604	(7,681,750)	(185,789,421)	(4,153,376)	(93,927,348)

International Developed Markets Equity

Institutional Class*	192,100	1,921,000	—	—	—	—	192,100	1,921,000

International Equity Research

Institutional Class	18,703	212,600	136,234	1,698,835	(58,784)	(705,529)	96,153	1,205,906

International Small Companies

Institutional Class	12,760,628	225,781,592	710,008	14,860,475	(7,489,974)	(132,604,022)	5,980,662	108,038,045

Investor Class	426,937	7,516,379	62,997	1,304,026	(677,265)	(11,792,670)	(187,331)	(2,972,265)

Institutional Emerging Markets

Institutional Class	45,070,778	925,238,726	1,366,081	32,977,191	(127,900,747)	(2,497,513,793)	(81,463,888)	(1,539,297,876)

Institutional Class Z	4,223,110	96,480,073	178,360	4,316,319	(9,816,205)	(193,225,310)	(5,414,735)	(92,428,918)

Emerging Markets

Advisor Class	14,020,894	725,209,438	4,567,688	267,209,765	(39,441,987)	(1,871,896,415)	(20,853,405)	(879,477,212)

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2023 (unaudited)

6.	Capital Share Transactions (continued)

	Shares Sold	Proceeds From Shares Sold	Shares From Reinvested Dividends	Reinvestment of Dividends	Shares Redeemed	Payments for Shares Redeemed	Net Increase (Decrease) in Shares	Net Increase (Decrease) in Net Assets

Emerging Markets ex China

Institutional Class**	310,900	$3,109,000	—	$—	—	$—	310,900	$3,109,000

Chinese Equity

Institutional Class	179,957	1,533,831	1,233	11,045	(84,681)	(641,499)	96,509	903,377

Emerging Markets Research

Institutional Class	14,127	142,899	71,408	819,048	(29,111)	(323,200)	56,424	638,747

Frontier Emerging Markets

Institutional Class I	2,866,309	21,310,690	80,150	682,875	(2,749,323)	(21,111,289)	197,136	882,276

Institutional Class II	—	—	119,815	1,026,818	—	—	119,815	1,026,818

Investor Class	104,395	801,129	4,964	42,195	(188,853)	(1,445,992)	(79,494)	(602,668)

*	For the period from September 28, 2022 (commencement of operations) through October 31, 2022.

**	For the period from September 14, 2022 (commencement of operations) through October 31, 2022.

7.	Income Tax

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments at April 30, 2023, for each of the Portfolios were as follows:

Portfolio	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)	Cost
Global Equity	$261,111,687	$(57,759,265)	$203,352,422	$839,792,201
Global Equity Research	1,610,183	(769,668)	840,515	7,082,209
International Equity	5,086,558,679	(992,164,144)	4,094,394,535	11,812,165,713
International Developed Markets Equity	5,496,359	(1,906,454)	3,589,905	92,582,500
International Carbon Transition Equity	182,052	(26,173)	155,879	1,833,189
International Equity Research	1,921,681	(1,393,846)	527,835	11,946,287
International Small Companies	112,453,001	(31,738,743)	80,714,258	466,258,533
Institutional Emerging Markets	713,066,806	(519,419,420)	193,647,386	2,195,746,621
Emerging Markets	409,918,505	(216,325,888)	193,592,617	1,032,452,548
Emerging Markets ex China	310,716	(131,796)	178,920	3,297,473
Chinese Equity	51,065	(1,066,344)	(1,015,279)	4,234,314
Emerging Markets Research	834,071	(1,279,467)	(445,396)	7,070,526
Frontier Emerging Markets	33,620,198	(8,927,315)	24,692,883	101,572,016

It is the policy of each Portfolio to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes; therefore, no federal income tax provision is required.

The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are recorded. Taxes accrued on unrealized gains are reflected as a liability on the Statements of Assets and Liabilities under the caption “Deferred capital gains tax” and as a reduction in “Distributable earnings”. When assets subject to capital gains tax are sold, accrued taxes are relieved, and the actual amount of the taxes paid is reflected on the Statements of Operations as a reduction in “Net realized gain (loss) on Investment Transactions”. The Portfolios seek to recover a portion of foreign withholding taxes applied to income earned in jurisdictions where favorable treaty rates for US investors are available. The portion of such taxes believed to be recoverable is reflected as an asset on the Statements of Assets and Liabilities under the caption “Tax reclaims receivable”.

Management has performed an analysis of each Portfolio’s tax positions for the open tax years as of April 30, 2023, and has concluded that no provisions for income tax are required. The Portfolios’ federal tax returns for the prior three fiscal years (open tax years: October 31, 2020; October 31, 2021; October 31, 2022) remain subject to examination by the Portfolios’ major tax jurisdictions, which include the United States, the State of New Jersey and the State of Maryland. Management is not aware of any events that are reasonably possible to occur in the next twelve

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2023 (unaudited)

7.	Income Tax (continued)

months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Portfolios. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The tax character of distributions paid during the fiscal years ended October 31, 2022 and 2021 were as follows:

	Distributions From

Portfolio	Ordinary Income 2022	Long-Term Capital Gains 2022	Ordinary Income 2021	Long-Term Capital Gains 2021

Global Equity	25,226,683	$218,044,994	$10,667,822	$75,826,990

Global Equity Research	275,005	780,662	190,800	27,046

International Equity	304,870,793*	229,955,619	147,195,007	—

International Equity Research	639,474	1,059,361	489,632	—

International Small Companies	1,591,579*	15,922,215	622,621	—

Institutional Emerging Markets	44,801,573*	—	26,645,680	—

Emerging Markets	20,227,648	269,068,922**	14,604,731	—

Chinese Equity	11,045	—	—	—

Emerging Markets Research	278,543	540,505	66,856	67,411

Frontier Emerging Markets	1,827,725	—	3,730,104	—

*

These amounts do not include tax equalization utilized of $3,500,000, $423,069 and $2,057,893, respectively, which the Portfolios designated as being distributed to shareholders on their redemption of shares.

**	This amount does not include tax equalization utilized of $46,349,498 which the Portfolio designated as being distributed to shareholders upon their redemption of shares.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), each Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses.

At October 31, 2022, capital losses incurred that will be carried forward indefinitely under provisions of the Act were as follows:

Portfolio	Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward

Global Equity	$(174,565)	$—

International Equity	(58,148,818)	—

Institutional Emerging Markets	(74,333,569)	—

Emerging Markets ex China *	(811)	—

Chinese Equity	(389,424)	(304,620)

Emerging Markets Research	(122,869)	(15,179)

Frontier Emerging Markets	(19,744,192)	(86,649,886)

*	For the period from September 14, 2022 (commencement of operations) through October 31, 2022.

During the fiscal year ended October 31, 2022, the Institutional Emerging Markets Portfolio utilized $17,751,889 in capital loss carryforwards.

8.	Foreign Exchange Contracts

The Portfolios do not generally hedge foreign currency exposure, however, the Portfolios may enter into forward foreign exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. Each Portfolio will conduct its currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currency. Foreign currency transactions entered into on the spot markets serve to pay for foreign investment purchases or to convert to dollars, the proceeds from foreign investment sales or dividend and interest receipts. The Portfolios will disclose open forward currency contracts, if any, on the Portfolios of Investments. The Portfolios do not separately disclose open spot market transactions on the Portfolios of Investments. Such realized gain (loss) and unrealized appreciation (depreciation) on spot market transactions is included in “Net realized gain (loss) on foreign currency transactions” and “Change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies”, respectively, on the Portfolios’ Statements of Operations. The Portfolios held no open forward currency contracts as of or during the period ended April 30, 2023.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2023 (unaudited)

8.	Foreign Exchange Contracts (continued)

The Central Bank of Nigeria has implemented currency controls that significantly limit the ability to convert Nigerian Naira (NGN) to U.S. dollars. As of April 30, 2023, the Emerging Markets Research Portfolio had 0.8% of Nigeria exposure (comprised of 0.8% NGN) and the Frontier Emerging Markets Portfolio had 4.0% of Nigeria exposure (comprised of 1.0% NGN and 3.0% Nigerian equities). The NGN has been valued based on an established foreign currency benchmark rate and the Nigerian equity securities have been valued at their closing price on the Nigerian Stock Exchange. These valuation methodologies are in accordance with the Procedures and GAAP. However, the conversion rate from NGN to U.S. dollars does not reflect the impact of the aforementioned currency controls. As a result, the value of NGN currently held, any proceeds from the sale of Nigerian equities received by the Emerging Markets Research and Frontier Emerging Markets Portfolios, or dividends received by the Portfolios in connection with their investment in such Nigerian equities, may differ materially once converted from NGN to U.S. dollars.

9.	Concentration of Ownership

At April 30, 2023, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate shares outstanding of each Portfolio were as follows:

	No. of Shareholders	% Ownership

Global Equity	2	43.46	%*

Global Equity Research	2	87.92%

International Equity	2	26.85	%*

International Developed Markets Equity	2	82.43	%*

International Carbon Transition Equity	3	92.89%

International Equity Research	3	74.30	%*

International Small Companies	2	43.41	%*

Institutional Emerging Markets	2	53.31	%*

Emerging Markets	4	83.08	%*

Emerging Markets ex China	2	61.87%

Chinese Equity	1	51.51%

Emerging Markets Research	2	78.03%

Frontier Emerging Markets	4	68.98	%*

*	Includes omnibus positions of broker-dealers representing numerous shareholder accounts.

Investment activities of these shareholders may have a material effect on the Portfolios.

10.	Concentration of Risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in U.S. issuers. These risks include revaluation of currencies; adverse fluctuations in foreign currency values; and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Portfolios are authorized to invest.

The Frontier Emerging Markets Portfolio is permitted to invest up to 35% of its total assets in companies in the same industry, if, at the time of investment, that industry represents 20% or more of the Frontier Emerging Markets Portfolio’s benchmark index. During periods when the Frontier Emerging Markets Portfolio has invested more than 25% of its total assets in companies in the same industry, it will operate as a concentrated portfolio and be subject to additional risks and greater volatility. Such additional risks include increased competition within the industry, or changes in legislation, or government regulations affecting the industry. The value of the Frontier Emerging Markets Portfolio’s shares may be particularly vulnerable to factors affecting the banking industry, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation, and price competition. Such risks may be magnified with respect to securities of issuers in Frontier Emerging Markets. At April 30, 2023, the Frontier Emerging Markets Portfolio’s investment in the Banking industry amounted to 33.50% of its total assets.

As a non-diversified fund, the Chinese Equity Portfolio has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect the Chinese Equity Portfolio’s performance more than if the Chinese Equity Portfolio were invested in a larger number of issuers.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2023 (unaudited)

11.	Risks and Uncertainties

The operations and financial results of the Fund may be impacted adversely by a decline in the market value of the Fund’s assets under management caused by conditions outside of the Fund’s control, including, but not limited to; financial crises, political or diplomatic developments in the U.S. or globally, including rising trade tensions, pandemics or other public health crises, trade wars, economic sanctions, social or civil unrest, insurrection, war, terrorism, natural disasters, or risks associated with global climate change, and other factors that are difficult to predict.

Investing in securities issued by companies located in Russia involves significant risks, including legal, regulatory, currency and economic risks that are specific to Russia. In addition, investing in securities issued by companies located in Russia involves risks associated with the settlement of portfolio transactions and loss of a Portfolio’s ownership rights in its portfolio securities as a result of the system of share registration and custody in Russia. Governments in the U.S. and many other countries have imposed economic sanctions on certain Russian individuals and Russian corporate and banking entities. A number of jurisdictions may also institute broader sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. Additionally, Russia is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies, or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which a Portfolio invests. Actual and threatened responses to such military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and may likely have collateral impacts on such sectors globally. Such responses have resulted in the immediate freeze of certain Russian securities, and have impaired (and may continue to impair) the ability of a Portfolio to buy, sell, receive or deliver those securities.

The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue and is unlikely to be settled in the near future. There is the potential for future political or economic disturbances that may have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and Taiwan impractical or impossible. Any escalation of hostility between China and/or Taiwan would likely distort Taiwan’s capital accounts, as well as have a significant adverse impact on the value of investments in both countries and the region.

12.	Line of Credit

The Fund has a $300 million line of credit agreement with Northern Trust. Borrowings are made solely to facilitate the handling of redemptions or unusual or unanticipated short-term cash requirements. Because several Portfolios participate and collateral requirements apply, there is no assurance that an individual Portfolio will have access to the entire $300 million at any particular time. Interest is charged to each Portfolio based on its borrowings at an amount above the Federal Funds rate, subject to a minimum rate. In addition, a facility fee is computed at an annual rate of 0.25% on the line of credit and is allocated among the Portfolios.

For the period ended April 30, 2023, International Carbon Transition Equity had an outstanding balance for two days with a maximum balance of $100,000 at an average weighted interest rate of 5.58%. Institutional Emerging Markets had an outstanding balance for three days with a maximum balance of $20,500,000 at an average weighted interest rate of 5.82%. Emerging Markets had an outstanding balance for five days with a maximum balance of $17,900,000 at an average weighted interest rate of 5.38%. Frontier Emerging Markets had an outstanding balance for sixteen days with a maximum balance of $5,500,000 at an average weighted interest rate of 5.66%.

13.	Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact, for purposes of recognition or disclosure in the financial statements, through the date the report was issued.

Harding, Loevner Funds, Inc.

Approval of Investment Advisory Agreements

(unaudited)

The following statements reflect the basis for the approval of investment advisory agreements by the Board of Directors of Harding, Loevner Funds, Inc. during the Fund’s most recent fiscal half year.

Approval of Investment Advisory Agreement – International Carbon Transition Equity Portfolio

At an in-person meeting of the board of directors (collectively, the “Board” or “Directors” and, each, a “Director”) of Harding, Loevner Funds, Inc. (the “Fund”) held on December 14, 2022 (the “December Meeting”), the Board considered whether to approve the investment advisory agreement between the Fund and Harding Loevner LP (“Harding Loevner” or the “Adviser”) on behalf of a new series of the Fund, the International Carbon Transition Equity Portfolio (the “ICTE Portfolio”), for an initial two-year period (the “ICTE Portfolio Advisory Agreement”). Following considerations and discussions during the December Meeting, the Board, including a majority of those Directors who are not “interested persons” of the Fund (the “Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved the ICTE Portfolio Advisory Agreement.

In considering the approval of the ICTE Portfolio Advisory Agreement, the Board noted that the terms and conditions of the ICTE Portfolio Advisory Agreement are substantially identical to the terms and conditions of the then-existing investment advisory agreements (the “Existing Advisory Agreements”) between the Adviser and the Fund, on behalf of the following: the Global Equity Portfolio, the International Equity Portfolio, the International Small Companies Portfolio, the Institutional Emerging Markets Portfolio, the Emerging Markets Portfolio, the Chinese Equity Portfolio, the Emerging Markets ex China Portfolio, the International Developed Markets Equity Portfolio, the Frontier Emerging Markets Portfolio, the International Equity Research Portfolio, the Global Equity Research Portfolio and the Emerging Markets Research Portfolio (each, an “Existing Portfolio” and collectively, the “Existing Portfolios”).

Prior to and during the December Meeting, the Board received and assessed information regarding: (i) the qualifications of the portfolio managers primarily responsible for the day-to-day management of the ICTE Portfolio; (ii) the investment strategy and portfolio construction approach to be implemented by Harding Loevner for the ICTE Portfolio, including the exclusion of fossil fuel companies from the ICTE Portfolio and process for evaluating company emission reduction practices; (iii) Harding Loevner’s plans to position the ICTE Portfolio in the marketplace relative to the Existing Portfolios and peer mutual funds; and (iv) the services provided to the Existing Portfolios by Harding Loevner under the Existing Advisory Agreements, which the Board voted to renew during its June 10, 2022 meeting (the “June Meeting”). In addition, during the December Meeting, the Board received and assessed information regarding the management fees of the peer funds of the ICTE Portfolio with similar characteristics, as well as the estimated costs associated with managing the ICTE Portfolio and proposed fees payable to Harding Loevner under the ICTE Portfolio Advisory Agreement relative to the costs and fees payable under the Existing Advisory Agreements.

In addition, the Board considered, among other things, the following factors:

Nature, Extent and Quality of Services

The Board evaluated the information it deemed necessary to assess the nature, extent and quality of investment advisory services to be provided to the ICTE Portfolio by Harding Loevner. The Board also considered the nature, extent and quality of: (i) the extensive non-advisory services to be provided to the ICTE Portfolio by Harding Loevner, including portfolio trading; (ii) the resources to be devoted to the ICTE Portfolio’s compliance policies and procedures; (iii) the resources to be devoted to the supervision of third-party service providers; and (iv) the quality and quantity of administrative and shareholder servicing. In this regard, the Board took note of the quality of the services provided to the Existing Portfolios and Harding Loevner’s continued investment in personnel, technology and other resources that service the Fund. The Board considered Harding Loevner’s record of compliance with its compliance policies and procedures, as well as the qualifications, backgrounds and responsibilities of its management team and information regarding the members of the investment analyst and portfolio management team for the ICTE Portfolio. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the ICTE Portfolio under the ICTE Portfolio Advisory Agreement.

Performance of Harding Loevner

Because the ICTE Portfolio had not commenced operations, the Board considered, among other things, the Existing Portfolios’ historical performance for multiple time periods compared against each Existing Portfolio’s Morningstar Category and benchmark index. The Board noted the extensive review and analysis of the performance of the Existing Portfolios conducted before and during the June Meeting, when the Board approved the continuance of the Existing Advisory Agreements pursuant to Section 15(c) of the 1940 Act. The Board noted with particular interest Harding Loevner’s over 30 years of experience investing in international markets and its approach to integrating environmental, social and governance-related (“ESG”) risks and opportunities into its investment process. Further, the Board observed Harding Loevner’s experience

Harding, Loevner Funds, Inc.

Approval of Investment Advisory Agreements (continued)

(unaudited)

managing the International Equity Portfolio, which is managed according to an investment strategy similar to what shall be that of the ICTE Portfolio. In addition, the Board considered that collectively the members of the ICTE Portfolio’s portfolio management team have deep experience investing in international markets and, as part of Harding Loevner’s long-established investment process, assessing ESG risks and opportunities.

Costs of the Services and Profitability of Harding Loevner

In considering the ICTE Portfolio’s profitability to Harding Loevner, the Board recognized that there was not yet profitability data to evaluate, but noted that profitability information would be provided after the ICTE Portfolio commenced operations and, as with other new portfolios launched by Harding Loevner, the ICTE Portfolio was not expected to be profitable to Harding Loevner initially. In evaluating Harding Loevner’s profitability, the Board recognized: (i) the significant resources that Harding Loevner is committing to the organization and management of the ICTE Portfolio; (ii) the substantial business risk assumed in sponsoring the ICTE Portfolio; and (iii) the proposed fee waiver for the ICTE Portfolio.

Comparison of Fees and Services Provided by Harding Loevner

The Board considered the contractual advisory fees that are payable by the ICTE Portfolio to Harding Loevner and the estimated actual investment advisory fees to be realized by Harding Loevner, taking into account the fee waiver and/or expense reimbursement arrangement for the ICTE Portfolio. The Board also considered the fact that Harding Loevner’s fee waiver/expense reimbursement arrangement with the ICTE Portfolio is not subject to recapture and that the proposed fee reductions are contractual in nature and may exceed the investment advisory fee for some time. The Board considered the fees payable to Harding Loevner by the ICTE Portfolio compared to investment advisory fees payable to Harding Loevner by the Existing Portfolios and compared to investment advisory fees paid by funds within a custom peer group of the ICTE Portfolio created by an independent third-party consulting firm. Based on these considerations, the Board concluded that the investment advisory fee to be paid by the ICTE Portfolio, in light of the services provided by the Adviser, was reasonable.

Economies of Scale

The Board considered whether there is potential for realization of economies of scale for the ICTE Portfolio and whether material economies of scale would be shared with shareholders. The Board noted that the ICTE Portfolio was not expected to raise a significant level of assets during the initial contract term and therefore was unlikely to realize material economies of scale.

Other Benefits

The Board considered other benefits to be derived by Harding Loevner from its relationship with the ICTE Portfolio. In this regard, the Board noted that the only likely tangible material benefits from Harding Loevner’s relationship with the ICTE Portfolio would be from the receipt of research products and services obtained through soft dollars in connection with ICTE Portfolio brokerage transactions. The Board also considered the extent to which Harding Loevner and its other clients, including the Existing Portfolios, would benefit from receipt of these research products and services.

In addition to the factors discussed above, the Directors noted that they had performed a comprehensive review of the services provided to the Existing Portfolios by Harding Loevner under the Existing Advisory Agreements during the June Meeting and had voted to renew the Existing Advisory Agreements. The Board determined that the information they had considered in connection with the renewal of the Existing Advisory Agreements at the June Meeting, as supplemented by relevant information provided during prior Board meetings and regarding the ICTE Portfolio, was applicable to their decision to approve the ICTE Portfolio Advisory Agreement.

Conclusion

Following discussion, both in general session and in an executive session of the Independent Directors meeting alone with Independent Counsel, the Board determined that it had received sufficient information to take action on the proposed resolutions approving the ICTE Portfolio Advisory Agreement and that all of the Directors’ questions had been addressed to their satisfaction. The Board, including a majority of the Independent Directors, concluded with respect to the ICTE Portfolio that Harding Loevner’s investment advisory fee was sufficiently supported by the Board’s review of the factors described above.

Harding, Loevner Funds, Inc.

Approval of Investment Advisory Agreements (continued)

(unaudited)

In light of all the foregoing, the Board, and separately, a majority of the Independent Directors, approved the ICTE Portfolio Advisory Agreement. The Board’s approval determination was made on the basis of each Director’s business judgment after consideration of all the information presented. The Board’s decision was based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor.

Harding, Loevner Funds, Inc.

Liquidity Risk Management Program

(unaudited)

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), Harding, Loevner Funds, Inc. (the “Fund”) has adopted a liquidity risk management program (the “Program”) whose principal objectives include assessing, managing and periodically reviewing the liquidity risk of each series of the Fund (each, a “Portfolio” and together, the “Portfolios”), based on factors specific to the circumstances of each Portfolio.

The Board of Directors (the “Board”) of the Fund approved the Program and designated Harding Loevner LP as the administrator of the Program, acting through its Brokerage and Trading Advisory Committee (the “Administrator”). The Liquidity Rule and the Program require the Administrator to assess and review, at least annually, the liquidity risk of each Portfolio, and to consider whether any new or additional steps need to be taken or recommended to manage liquidity risk.

Pursuant to the Liquidity Rule, at the December 14, 2022 Board meeting, the Administrator provided the Board with an annual report that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation and any material changes to the Program (the “Liquidity Report”).

The Liquidity Report described the operation of the Program, including the process for categorizing portfolio securities into one of four liquidity categories, as defined in the Liquidity Rule, noting that the process is supervised by the Administrator. In addition, the Liquidity Report discussed the role of the Fund’s third-party liquidity classification data provider (the “Liquidity Data Provider”) in the classification process, including the techniques used and assumptions applied by the Liquidity Data Provider to analyze portfolio holdings and the quality and timeliness of the liquidity classification data provided to the Administrator by the Liquidity Data Provider.

The Liquidity Report then discussed the annual assessment and review of the Program undertaken by the Administrator. In its assessment and review of each Portfolio’s liquidity risk, the Administrator considered such information as it deemed appropriate, which included, among other factors:

• The Portfolios’ investment strategies and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions.

The Administrator reviewed the investment strategy and liquidity of each Portfolio during both normal and reasonably foreseeable stressed conditions, including whether each strategy involves a relatively more concentrated portfolio or large position sizes in particular issuers and whether, or to what extent, the investment strategy is appropriate for an open-end fund.

• Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions.

The Administrator reviewed the short- and long-term cash flow projections of each Portfolio during normal and reasonably foreseeable stressed conditions.

• Holdings of cash and cash equivalents, as well as borrowing arrangements.

The Administrator reviewed holdings of cash and cash equivalents as well as borrowings, including the credit facility applicable to the Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Portfolios.

The Administrator’s consideration of the foregoing information among other factors, as part of its assessment and review of each Portfolio’s liquidity risk, suggested to the Administrator there would be sufficient cash to satisfy redemption requests under both normal conditions, and under reasonably foreseeable stressed conditions.

Finally, the Liquidity Report noted that the Fund had not adopted an highly liquid investment minimum (“HLIM”) because each Portfolio is invested primarily in highly liquid securities, and that the Administrator continues to believe, based on the composition of each Portfolio, that an HLIM is not needed.

The Liquidity Report concluded by stating that there were no material changes made to the Program since its last review, and that the Administrator had determined based on its assessment that the Program was effectively implemented and appropriately tailored to the nature and degree of the Fund’s liquidity risk, both under normal and reasonably foreseeable stressed conditions.

Harding, Loevner Funds, Inc.

Supplemental Information

(unaudited)

Quarterly Portfolio Schedules of Investments

Each Portfolio files its complete portfolio of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Portfolios’ Forms N-PORT are available on the SEC’s website at www.sec.gov. Additionally, they are available upon request by calling (877) 435-8105.

Proxy Voting Record

The Fund’s proxy voting record relating to the Portfolios’ securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.hardingloevnerfunds.com and on the SEC’s website at www.sec.gov, on Form N-PX.

Proxy Voting Policies and Procedures

The Fund’s proxy voting policies and procedures are included in Appendix B to the Fund’s Statement of Additional Information and is available without charge, upon request, by calling (877) 435-8105 or on the SEC’s website at www.sec.gov.

Additional Information

The Adviser updates Fact Sheets for the Portfolios each calendar quarter that are posted to the Fund’s website at www.hardingloevnerfunds.com. This information, along with the Adviser’s commentaries on its various strategies, is available without charge, upon request, by calling (877) 435-8105.

Harding, Loevner Funds, Inc.

Directors and Principal Officers

(unaudited)

DIRECTORS AND PRINCIPAL OFFICERS OF THE FUND

David R. Loevner

Director and Chairman of the Board of Directors

Carolyn N. Ainslie

Director

Jill R. Cuniff

Director

R. Kelly Doherty

Director

Charles W. Freeman III

Director

Jason Lamin

Director

Alexandra K. Lynn

Director

Eric Rakowski

Director

Ryan Bowles

President

Tracy L. Dotolo

Chief Financial Officer and Treasurer

Brian D. Simon

Chief Compliance Officer, Anti-Money Laundering Compliance Officer, and Assistant Secretary

Tanya S. Tancheff

Secretary

Aaron J. Bellish

Assistant Treasurer

Tom Dula

Assistant Treasurer

Derek A. Jewusiak

Assistant Treasurer

Lisa Togneri

Assistant Treasurer

Lisa R. Price

Assistant Secretary

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This report is intended for shareholders of Harding, Loevner Funds, Inc. It may not be used as sales literature unless preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the Portfolios.

Harding, Loevner Funds, Inc.
c/o Northern Trust
Attn: Funds Center, Floor 38
333 South Wabash Avenue
Chicago, IL 60604

(877) 435-8105
www.hardingloevnerfunds.com

Item 1. Reports to Stockholders (cont.).

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule I is included as part of the report to shareholders filed under Item 1(a) of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the evaluation date.

There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Exhibit 99.906: Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harding, Loevner Funds, Inc.

By	/s/ Ryan Bowles
Ryan Bowles
President
(Principal Executive Officer)

Date: June 26, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Ryan Bowles
Ryan Bowles
President
(Principal Executive Officer)

Date: June 26, 2023

By	/s/ Tracy L. Dotolo
Tracy L. Dotolo
Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date: June 26, 2023